                                                                   EXHIBIT 10.10

                     AGREEMENT FOR IT TRANSITION SERVICES

This Agreement for IT Transition Services is made between GTE Service Corporation, a New York corporation, with offices at 1255 Corporate Drive, Irving, Texas 75038 and its affiliates (individually and collectively "GTE") on one hand, each only with respect to the Services (defined below) it provides, and Genuity Solutions Inc., a Delaware corporation, with offices at 3 Van de Graaff Drive, Burlington, Massachusetts 01803 ("GENUITY"), and its subsidiaries and successors in interest, on the other hand.

Whereas, GENUITY and GTE each will procure from the other under this Agreement information technology services, with the services defined in individual Statements of Work, and the ownership and rights in intellectual property deliverables defined in the Statements of Work being apportioned between the parties. In consideration of the mutual terms and conditions of this Agreement, the parties agree as follows:

1.   GENERAL.

     (a)  Services. Each of GTE and GENUITY (each a "Service Recipient", as the
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          case may be) desires to obtain certain information technology transitional services on a non-exclusive basis from the other party hereto or one of its affiliate companies (each a "Service Provider", as the case may be) under the terms and conditions of this agreement and statements of work ("Statements of Work") entered into by the parties (this agreement and all attached Statements of Work are collectively referred to as the "Agreement"), and Service Provider shall provide to Service Recipient such information technology transitional services (individually and collectively, "Services"). If there is any conflict or inconsistency between the terms and conditions of a Statement of Work and the terms and conditions of this Agreement (excluding for this purpose the Statements of Work), the terms and conditions of the Statement of Work shall control.

     (b)  Statements of Work - Generally. Each of the Statements of Work entered
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          into by the parties shall: (i) refer expressly to this Agreement; (ii) designate the date as of which the provisions of the Statement of Work shall be effective and, if applicable, the term or period of time during which Service Provider shall perform Services, provide resources or otherwise discharge its obligations as specified in the Statement of Work if different from the term set out in this Agreement (excluding for this purpose the Statement of Work); (iii) describe the Services to be performed, Work Product (as defined herein) to be delivered, resources to be provided or obligations to be discharged by Service Provider pursuant to the Statement of Work; (iv) describe the obligations of Service Recipient related to the Statement of Work, including any facilities, equipment, personnel and tasks or other support to be provided or performed by Service Recipient; (v) specify the payments to be made to Service Provider under the Statement of Work, or, if applicable, the basis on which such payments shall be computed; and (vi) specify any other terms and conditions appropriate to the Services to be performed and the obligations of the parties. If there is any conflict or inconsistency between the terms and conditions of a Statement of Work and the terms and conditions of this Agreement (excluding for this purpose the Statement of Work), the terms and conditions of the Statement of Work shall control. Service Recipient may request services through a letter, email, or other written or electronic medium. The request for services will outline the nature and scope of the services requested. Within thirty (30) days after receipt of the request for services, Service Provider shall provide a high-level estimate of the activities to be performed along with an estimate of the number of hours required to perform each of the activities. Preparation of the high level estimate shall be charged at the hourly rates then in effect between Service Provider and Service Recipient, or if no rate is specified, at Service Provider's then-current rate for such activity. Service Recipient shall have thirty (30) days to notify Service Provider if Service Recipient desires Service Provider to prepare a Statement of Work. Unless otherwise specified in a particular Statement of Work, the Statement of Work shall be issued on a time and materials basis and shall include an estimate of the hours needed to complete the Statement of Work and the hourly rates applicable to the services being provided. All services are contemplated to be performed at Service Provider's location during normal business hours, excluding weekends and Service Provider's holidays. If a Statement of Work requires travel to Service Recipient's location or another location at the request of Service Recipient, Service Provider shall bill travel time incurred by Service Provider's employees at the hourly rate(s) specified in the Statement of Work. Service Provider shall issue an invoice monthly for such services in accordance with this Agreement. For any Statement of Work for which GTE's GTEDS affiliate is a Service Provider hereunder, the terms and conditions contained in Attachments 1 and 2, entitled "Service Level Agreement for Application Enhancement and Development" and "SAP R/3 Service Level Agreement", respectively, shall apply to such Statement of Work.

     (c)  Order of Precedence. In the event of any conflict or inconsistency
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          between the terms and conditions of any Statement of Work, this Agreement, the Software License Agreement among the parties and of even date hereof, the Software Development and Technical Services Agreement among the parties and of even date hereof, the Intellectual Property Ownership and Cross License Agreement among the parties and of even date hereof, and any other agreement among the parties hereof, the terms and conditions shall take precedence in the following order:

          (i)   Statement of Work;

          (ii) This Agreement (excluding for this purpose the Statements of Work);

          (iii) Software License Agreement or the applicable software license agreement which is directed to the software for which the Services are provided; and

          (iv)  Software Development and Technical Services Agreement.

     (d)  Milestones, Phases and Timing; Changes. Each of the Statements of Work
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          shall set out, if applicable, milestones and phases of the work. When phases are specified, Service Provider shall not be obligated to proceed with work on the next phase until Service Recipient has provided written authorization to proceed. If Service Recipient has not provided Service Provider with written authorization to proceed on a specific phase, and it is necessary to commence or complete such phase in order to meet any milestones specified in the Statement of Work, Service Provider shall not have any obligations with respect to such milestones and the Statement of Work shall be deemed to be modified accordingly. The Statement of Work may be modified by mutual written agreement, signed by both parties. No verbal changes to the Statement of Work are permitted.

     (e)  Performance. All Services shall be performed in accordance with the
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          terms and conditions of this Agreement and the requirements, order of performance and delivery dates specified in each Statement of Work. Service Provider shall devote such time, efforts and resources to the performance of Services as are necessary to accomplish the tasks specified in any Statement of Work. The Service Provider may call upon the expertise and/or assistance of its affiliates, subcontractors or consultants in the performance of such Services, provided that Service Provider shall obtain the prior written consent of Service Recipient in the event it desires to use outside subcontractors or consultants. If a Statement of Work specifies that some or all of the work will be done by a subcontractors or consultant, no additional approval shall be required.

     (f)  Third Party Software Licenses. The Service Recipient acknowledges that
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          Service Provider and its affiliates may be required to use certain software licensed to GTE by third parties to provide Services pursuant to this Agreement. If any licensor of such third party software requires the payment of any consideration to permit Service Provider to use the vendor's software in order to perform its obligations under this Agreement,

          Service Provider shall provide Service Recipient with thirty (30) days prior written notice of such additional consideration. Service Recipient shall have the option to (i) procure its own license to such software at its own expense, or (ii) authorize Service Provider to incur such required additional consideration on its behalf and at Service Recipient's expense. In the event that Service Recipient does not agree to either (i) or (ii) above, Service Provider shall not be required to provide the Services for which such third party licenses are required. If the third party requires Service Recipient to secure rights in such third party software to receive the Services or to use the result of such Services, Service Recipient shall be responsible for securing such rights at its own cost and expense.

     (g)  Service Recipient Provided Software. If Service Recipient elects to
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          use Service Provider Hardware (as defined below) to operate and run Service Recipient Provided Software (also as defined below) pursuant to a Statement of Work, Service Recipient shall obtain all licenses necessary for use of such software, pay any associated fees negotiated with Service Provider for running such software for Service Recipient and pay any costs related to obtaining required consents needed by Service Provider to use such software for Service Recipient's benefit. Service Recipient shall be responsible for all costs associated with Service Recipient provided third party software. Service Recipient agrees to indemnify and hold Service Provider harmless against any loss, cost, claim, liability, damage, expense (including reasonable attorney's fees), or demand by or on behalf of any person, firm, corporation, or governmental authority resulting from or arising out of Service Recipient's alleged violation of such third party software rights, provided that prior to agreement on a Statement of Work, the parties shall have worked diligently together to identify all license rights needed by Service Recipient hereunder and to confirm that Service Provider has the right to perform the services hereunder. "Service Provider Hardware" shall mean the central processing units and peripheral equipment installed in a Service Provider's facility and utilized by Service Provider to provide Services described in any Statement of Work. The term Service Provider Hardware does not include circuit equipment from Service Recipient's site to Service Provider's facility, terminals, controllers, or telecommunications equipment at Service Recipient's site(s) required to enable Service Recipient to utilize Service Provider's Services, all of which are Service Recipient's responsibility. "Service Recipient Provided Software" shall mean software owned or licensed by Service Recipient which is installed an operated at a Service Provider facility pursuant to a Statement of Work.

2.   COMPENSATION AND BILLING.

     (a)  Invoices. The charges for the Services shall be set out in the
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          applicable Statement of Work. Service Provider shall invoice Service Recipient for Services in accordance with the payment schedule set forth in the applicable Statement of Work. Each invoice shall reference this Agreement and the applicable Statement of Work. The invoices shall be itemized to show the details as to all billed items. Payments shall be made within thirty (30) days from the date each invoice is received by Service Recipient.

     (b)  Sales, Use and Other Taxes. In addition to the charges for Services,
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          Service Recipient shall pay Service Provider an amount equal to any sales, use, privilege, gross revenue, excise, or any other tax (except income and franchise taxes), as well as any assessments or duties with respect to the Services lawfully levied by a duly constituted governmental authority and for which Service Provider is required, by law, to collect from Service Recipient. In addition each party shall be responsible for all real and personal property taxes imposed on software and equipment owned by the respective parties on January 1 of every year. If Service Recipient determines that any Services are exempt from a tax, Service Recipient must provide Service Provider a properly completed exemption certificate, for each jurisdiction for which Service Recipient is claiming an exemption, before Service Provider will exclude the respective tax from amounts charged to Service Recipient. Service Recipient will not deduct any tax amount from remittances to Service Provider until a properly completed exemption certificate, for all jurisdictions for which Service Recipient is claiming an exemption, has been provided to Service Provider.

     (c)  Expense Reimbursement. Service Recipient shall reimburse Service
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          Provider for reasonable expenses for travel, meals and lodging incurred by Service Provider in the performance of its obligations under this Agreement. Any such charges shall be in compliance with Service Provider's employee expense policies. There shall be no mark-up of such expense charges. Service Provider shall maintain documentation of expenses incurred, and shall provide copies of invoices of $100 or more upon Service Recipient's request. Service Provider shall bill Service Recipient monthly for expenses as they accrue. The parties will specify any limitation on the reimbursement of expenses in the applicable Statement of Work. It is acknowledged and agreed that if Service Provider is reasonably required to incur expenses beyond such limitation in order to provide the Services, then Service Provider is excused from performing such Services until said expense limitation is removed or changed as mutually agreed, provided that Service Provider promptly notifies Service Recipient of the need to exceed the limitation.

     (d)  Records. Service Provider shall maintain complete and accurate records
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          in a form consistent with generally accepted accounting practices, to substantiate Service Provider charges. Service Provider shall retain, and make available upon request, such records for a period of three
          (3) years from the date of invoice for Services. Service Recipient and its authorized agents, subject to obligations of confidentiality as set forth in this Agreement, shall have access to such records upon prior written request during normal business hours during the term of this Agreement and during the respective periods in which Service Provider is required to maintain such records pursuant to this subsection 2(d). Access to the records shall be made at the location where such records are normally maintained.

     (e)  Late Payment. Late payment charges may be imposed by Service Provider
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          at the rate of 1 1/2% per month (18%) per year). Interest shall not be payable by Service Recipient for amounts on invoices which it has disputed in good faith provided that Service Recipient pays the applicable amount due, if any, within thirty (30) days of the resolution of the dispute. With respect to disputed invoices, undisputed amounts must be paid within thirty (30) days from the date of the invoice. Service Provider must be advised in writing of any amounts disputed by Service Recipient and the basis for the dispute within ten (10) days from the date of the invoice or the entire invoice must be paid.

3.   TERM.

     This Agreement is effective as of the date of closing of the initial public offering of Genuity Inc. shares of stock ("Effective Date") and shall expire the earlier of: (a) one (1) year after the Effective Date or (b) expiration or termination of all of the Statements of Work under this Agreement unless earlier terminated under Section 24(a), (b) or (c) of this Agreement. In the event of any termination or expiration, Genuity agrees to reasonably cooperate in transitioning the work to any successor service provider, and upon GTE's request and at its expense, Genuity shall use commercially reasonable efforts to secure GTE's continued use of applicable third party licenses. GTE shall use its best efforts to provide all items, services and personnel necessary to effectuate and ensure a smooth and timely transition for Genuity from dependence on Services under each Statement of Work to standalone ability to perform such Services itself or in conjunction with third parties. Both parties shall make appropriate resources available in connection with such transition, and any such steps taken by GTE shall be accomplished prior to the expiration of the term of this Agreement.

4.   ACCEPTANCE.

     (a)  Acceptance. Each Statement of Work shall specify the criteria, if any,
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          that Service Provider must meet in order for the Work Products described in the Statement of Work to be accepted by Service Recipient. It may also specify a test plan, and such other information as Service Provider and Service Recipient mutually deem appropriate and the period of time, if any, that Service Recipient shall have to review such Work Product and provide notice of acceptance or rejection to Service Provider. Failure to accept or reject such Work Product within the specified period of time or the commercial use of such Work Product by or for the benefit of Service Recipient shall be deemed to be acceptance.

     (b)  Rejection and Revision. If Service Recipient rejects any Work Product,
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          it shall specify in reasonable detail in writing the reasons for rejection and the requirements for revision. If the notice of rejection is not sufficiently detailed to allow Service Provider to determine why such Work Product is unacceptable, Service Provider may request in writing that Service Recipient provide sufficient additional information. If Service Provider and Service Recipient have joint responsibility for the Work Product and the Work Product requires revision, Service Provider shall assist Service Recipient in making revisions necessary for the Work Product to meet the acceptance criteria within a period of time that is reasonable under the circumstances. If Service Provider has sole responsibility for the Work Product, then it shall make the necessary revisions within a period of time that is reasonable under the circumstances.

5.   CONFIDENTIAL INFORMATION.

     (a)  Confidentiality. In the course of requesting and performing Services
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          pursuant to this Agreement, each party may receive or acquire from the other information or data pertaining to specifications, drawings, sketches, models, samples, computer programs, methods, concepts, know-how, techniques, processes, and other technical or business information that the other party desires to protect against unauthorized use or further disclosure. Unless otherwise expressly set forth in a Statement of Work, for purposes of this Agreement, "Confidential Information" shall mean: (i) any information in written, other tangible or electronic form which is labeled by the disclosing party as "confidential", "proprietary" or with a legend of similar import; (ii) software in any form (including related documentation), whether or not labeled in accordance with the preceding; (iii) Services and Work Products provided pursuant to this Agreement, with the ownership of and proprietary interest therein being defined herein or in the applicable Statement of Work; or (iv) information orally disclosed and identified as confidential at the time of such disclosure which is summarized in writing within thirty (30) days of such disclosure. Each party shall remain the exclusive owner of its Confidential Information.

     (a)  Use of Confidential Information. The Confidential Information of the
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          disclosing party may be used by the receiving party only for the performance or use of Services or Work Products to be provided pursuant to this Agreement and may only be disclosed to those employees, subcontractors or agents of the receiving party who have a need to know in order to perform or use Services or Work Products pursuant to this Agreement. Except and to the extent set forth in subsection 6(c), the receiving party may not disclose Confidential Information of the other party to any other person, entity, or the public without the prior written consent of the disclosing party. However, such Confidential Information may be disclosed by the receiving party without the necessity of prior written consent, to the receiving party's subcontractors or consultants who require access to such Confidential Information to perform or use the Services under this Agreement, provided such persons have entered into written agreements which contain obligations of nondisclosure and nonuse no less restrictive than set forth in this Section 6. It is agreed that such written agreements shall be enforceable by the disclosing party.

     (b)  Exceptions. The obligations in subsection 6(b) shall not apply to that
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          portion of any information received from the disclosing party which is: lawfully in the receiving party's possession, with no restriction on use or disclosure, prior to its acquisition from the disclosing party; received in good faith by the receiving party, with no restrictions on use or disclosure, from a third party not subject to any confidential obligation to the disclosing party; now or later becomes publicly known through no breach of confidential obligation by the receiving party; released by the disclosing party to any other person, firm or entity (including governmental agencies or bureaus) without restriction on use or disclosure; or independently developed by or for the receiving party without any reliance on or use of Confidential Information of the disclosing party. The foregoing exceptions shall not apply to software in any form.

     (d)  Disclosure and Notification. If a receiving party receives a request
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          to disclose any Confidential Information of the disclosing party (whether pursuant to a subpoena, an order issued by a court or other governmental authority of competent jurisdiction or otherwise) and, on advice of legal counsel, determines that disclosure is required under applicable law, the receiving party agrees that, prior to disclosing any Confidential Information of the disclosing party, it shall (i) notify the disclosing party of the existence and terms of such request or advice, (ii) cooperate with the disclosing party in taking legally available steps to resist or narrow any such request or to otherwise eliminate the need for such disclosure at the disclosing party's sole expense, if requested to do so by the disclosing party, and (iii) if disclosure is required, it shall be the obligation of the disclosing party to use its commercially reasonable efforts to obtain a protective order or other reliable assurance that confidential treatment shall be afforded to such portion of the Confidential Information of the disclosing party as is required to be disclosed.

     (e)  Continuing Obligation. The obligation of non-disclosure and non-use
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          with respect to Confidential Information of the disclosing party shall survive termination of this Agreement and shall continue for a period of 5 years thereafter, provided that the obligations of non-disclosure and non-use shall continue in perpetuity for software included in Confidential Information.

6.   OWNERSHIP AND LICENSE OF WORK PRODUCTS.

     (a)  Ownership. Unless expressly provided otherwise in the applicable
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          Statement of Work, the ownership of any and all right, title and interest in and to work products (including without limitation: computer programs and documentation; photographs; logos; drawings; artistic and graphical works; reports; data; information; and other works of authorship) made by Service Provider, or its suppliers or contractors, during performance of Services for Service Recipient in accordance with the applicable Statement of Work (all such works herein "Work Products"), shall be determined in accordance with the terms and conditions of the Software Development and Technical Services Agreement relating to ownership of intellectual property, with those terms and conditions being applied to any Statement of Work issued hereunder and being incorporated herein in their entirety by this reference.

     (b)  License. Unless expressly provided otherwise in the applicable
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          Statement of Work:

          (1) If Service Provider owns any Work Products, any license granted to Service Recipient by Service Provider in or to any such Work Products shall be on the same terms and conditions as the license grant by GTE to GENUITY contained in the Software License Agreement, with such terms and conditions being incorporated herein in their entirety by this reference.

          (2) If Service Recipient owns any Work Products, and subject to Service Provider's obligations with respect to Service Recipient's

               Confidential Information, Service Provider shall retain a non-exclusive, perpetual, world-wide, royalty-free license to use any such Work Product for its ordinary and usual business purposes.

7.   DISPUTE RESOLUTION.

     (a)  General. Except as provided in subsection 7(d) below, any controversy
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          or claim arising out of or relating to this Agreement, or the breach thereof, shall attempt to be settled first, by good faith efforts of the parties to reach mutual agreement, and second, if mutual agreement is not reached to resolve the dispute, by final, binding arbitration as set out in subsection 7(c) below.

     (b)  Initial Resolution. A party that wishes to initiate the dispute
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          resolution process shall send written notice to the other party with a summary of the controversy and a request to initiate these dispute resolution procedures. Each party shall appoint a knowledgeable, responsible representative from the company who has the authority to settle the dispute, to meet and negotiate in good faith to resolve the dispute. The discussions shall be left to the discretion of the representatives, who may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence among the representatives for purposes of these negotiations shall be treated as Confidential Information developed for purposes of settlement, shall be exempt from discovery and production, and shall not be admissible in the arbitration described above or in any lawsuit pursuant to Rule 408 of the Federal Rules of Evidence. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in evidence in the arbitration or lawsuit. The parties agree to pursue resolution under this subsection 7(b) for a minimum of sixty
          (60) days before requesting arbitration.

     (c)  Arbitration. If the dispute is not resolved under the preceding
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          subsection 7(b) within sixty (60) days of the initial written notice, either party may demand arbitration by sending written notice to the other party. The parties shall promptly submit the dispute to the American Arbitration Association for resolution by a single neutral arbitrator acceptable to both parties, as selected under the rules of the American Arbitration Association. The dispute shall then be administered according to the American Arbitration Association's Commercial Arbitration Rules, with the following modifications: (i) the arbitration shall be held in a location mutually acceptable to the parties, and if the parties do not agree, the location shall be New York City; (ii) the arbitrator shall be licensed to practice law;
          (iii) the arbitrator shall conduct the arbitration as if it were a bench trial and shall use, apply and enforce the Federal Rules of Evidence and Federal Rules of Civil Procedure; (iv) except for breaches related to Confidential Information, the arbitrator shall have no power or authority to make any award that provides for consequential, punitive or exemplary damages; (v) the arbitrator shall control the scheduling so that the hearing is completed no later than 60 days after the date of the demand for arbitration; and (vi) the arbitrator's decision shall be given within 5 days thereafter in summary form that states the award, without written decision, which shall follow the plain meaning of this Agreement, the relevant documents, and the intent of the parties. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction over the parties. Each party to the dispute shall bear its own expenses arising out of the arbitration, except that the expenses of the facilities to conduct the arbitration and the fees of the arbitrator shall be shared equally by the parties.

     (d)  Injunctive Relief. The foregoing notwithstanding, each party shall
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          have the right to seek injunctive relief in an applicable court of law or equity independent of any resolution of the dispute in accordance with the foregoing.

8.   RELATIONSHIP OF PARTIES.

     (a)  Independent Contractors. In providing any Services pursuant to this
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          Agreement, Service Provider and its affiliates are independent contractors and not agents or representatives of Service Recipient. Persons furnished by the respective parties shall be solely the employees or agents of such parties, respectively, and shall be under the sole and exclusive direction and control of such parties. They shall not be considered employees of the other party or parties for any purpose. Each party shall also be responsible, respectively, for payment of taxes, including federal, state, and municipal taxes, chargeable or assessed with respect to its employees or agents, such as social security, unemployment, worker's compensation, disability insurance and federal and state income tax withholding.

     (b)  No Performance. Neither party undertakes by this Agreement or any
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          Statement of Work to conduct the business or operations of the other party. Nothing contained in this Agreement or any Statement of Work is intended to give rise to a partnership or joint venture between the parties or to impose upon the parties any of the duties or responsibilities of partners or joint venturers.

9.   FORCE MAJEURE.

     If performance of any Services under this Agreement is prevented, restricted or interfered with by reason of acts of God, wars, revolution, civil commotion, acts of public enemy, embargo, acts of government in its sovereign capacity, labor difficulties, including without limitation, strikes, slowdowns, picketing or boycotts, communication line failures, power failures, or any other circumstances beyond the reasonable control and not involving any fault or negligence of the party affected, the party affected, upon giving prompt notice to the other party, shall be excused from such performance on a day-to-day basis during the continuance of such prevention, restriction, or interference (and the other party shall likewise be excused on a day-to-day basis during the same period, from performance of its obligations which are dependent upon or affected by such nonperformance), provided, however, that the party so affected shall use its commercially reasonable efforts to avoid or remove such causes of nonperformance and both parties shall proceed immediately with the performance of their obligations under this Agreement whenever such causes are removed or cease. If a force majeure condition continues to prevent a party from performing for more than (30) consecutive days, then the other party may terminate the applicable Statement of Work.

10.  REGULATORY COMPLIANCE.

     (a)  Cooperation. This Agreement is subject at all times to any statute,
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          order, rule, or regulation or any state or federal regulatory agency having competent jurisdiction over one or both of the parties hereto or the Services provided hereby. The parties agree to cooperate with each other and with any applicable regulatory agency so that any and all necessary approvals may be obtained. During the term of this Agreement, the parties agree to continue to cooperate with each other in any review of this Agreement by a regulatory agency so that the benefits of this Agreement may be achieved.

     (b)  Filing Agreement. Notwithstanding the effective date and term of this
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          Agreement as stated elsewhere, to the extent that any statute, order, rule or regulation or any regulatory agency having competent jurisdiction over one or both parties to this Agreement, shall require that this Agreement or subsequent amendment be filed with or approved by such regulatory agency before the Agreement or amendment may be effective, this Agreement or amendment shall not be effective in such jurisdiction until the first business day after such approval or filing shall have occurred.

11.  INDEMNIFICATION.

     (a)  General. GTE and GENUITY, to the fullest extent permitted by law, each
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          shall defend, indemnify and hold harmless the other and its affiliates, officers, agents and employees from any and all amounts payable under any judgment, verdict, court order or settlement (and associated fees and disbursements of counsel) arising from or related to any third-party claims for injury, sickness, disease or death of any person or damage to any real or tangible personal property or assets to the extent arising from the indemnitor's (either directly or through its officers, agents, subcontractors or representatives) negligence or willful misconduct in the performance of this Agreement provided, however, that if a claim is the result of the joint negligence or joint willful misconduct of GTE and GENUITY, the amount of the claim for which each party is entitled to indemnification shall be limited to that portion of such claim that is attributable to the negligence or willful misconduct of the indemnifying party. The parties agree that the price for Services provided under this Agreement includes consideration for the obligation to indemnify as set out in this subsection 13(a).

     (b)  Losses. GENUITY and GTE each shall be responsible for any and all
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          claims, actions, damages, liabilities, costs and expenses, including reasonable attorneys' fees and expenses (collectively, "Losses"), to their respective tangible personal or real property (whether owned or leased), and each party agrees to look only to its own insuring arrangements (if any) with respect to such Losses. Subject to the procedures set forth below, each party shall indemnify, defend, and hold the other party harmless from any and all Losses arising out of, under or in connection with claims for which the indemnitor is responsible under the preceding sentence.

     (c)  Waivers. GENUITY and GTE waive all rights to recover against each
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          other for any Loss to their respective tangible personal property (whether owned or leased) from any cause covered by insurance maintained by each of them, including their respective deductibles or self-insured retentions. GENUITY and GTE shall cause their respective insurers to issue appropriate waivers of subrogation rights endorsements to all property insurance policies maintained by each party. Each party shall give the other written notice if a waiver of subrogation is unobtainable or obtainable only at additional expense. If the party receiving such notice agrees to reimburse the other party for such additional expense, the other party shall obtain such waiver of subrogation. If a waiver is unobtainable or if a party elects not to pay the additional expense of a waiver, then neither party nor their insurers shall waive such subrogation rights.

     (d)  Conditions. The indemnification obligations set forth in this
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          Section 11 shall not apply unless the party claiming indemnification:
          (i) notifies the other promptly in writing of any matters in respect of which the indemnity may apply and of which the notifying party has knowledge, in order to allow the indemnitor the opportunity to investigate and defend the matter; provided, however, that the failure to so notify shall only relieve the indemnitor of its obligations under this Section 11 if and to the extent that the indemnitor is prejudiced thereby; and (ii) gives the other party full control of the response thereto and the defense thereof, including any agreement relating to the settlement thereof. However, if the indemnitor fails to promptly assume the defense of the claim, the party entitled to indemnification may assume the defense at the indemnitor's cost and expense. The indemnitor shall not be responsible for any settlement or compromise made without its prior written consent, unless the indemnitee has tendered notice and the indemnitor has then refused to assume and defend the claim and it is later determined that the indemnitor was obligated to assume and defend the claim. The indemnitee agrees to cooperate in good faith with the indemnitor at the request and expense of the indemnitor.

12.  LIMITATION OF LIABILITY.

     (a)  General.  A party's and its affiliates' liability arising out of or
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          relating to a Statement or Statements of Work and this Agreement, including without limitation on account of performance or nonperformance of obligations hereunder, regardless of the form of the cause of action, whether in contract, tort (including without limitation negligence), statute or otherwise, shall in no event exceed the lesser of (i) the price to be paid to Service Provider for the completed Statement of Work (whether set out as a fixed price, estimated price, not-to-exceed amount, or other similar expression of the total price for the work to be performed under the Statement of
          Work); (ii) the amount actually paid by Service Recipient to Service Provider for the particular Statement of Work from which the claim arises; or (iii) if the price to be paid to Service Provider for the Statement of Work is expressed as a recurring periodic charge, the liability shall be limited to the average of three (3) months charges for technical services based on the average previous twelve (12) month's (or such lesser number of months that the Statement of Work has been in effect) of the invoices actually paid by Service Recipient under the Statement of Work. The limitation in the immediately preceding sentence does not apply to a party's obligations under the Sections entitled Indemnification and Confidential Information, nor does it apply to willful misconduct or gross negligence on the part of a party.

     (b)  Limitation. EXCEPT FOR BREACHES RELATED TO CONFIDENTIAL
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          INFORMATION, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, INCIDENTAL, PUNITIVE, EXEMPLARY, SPECIAL OR CONSEQUENTIAL DAMAGE OR LOST PROFITS OF ANY KIND WHATSOEVER EVEN IF A PARTY OR ITS AFFILIATES HAVE BEEN APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING.

     (c)  Benefits Under Licenses.  Anything contained herein to the contrary
          -----------------------
          notwithstanding, this Agreement shall not constitute an agreement to start work, to provide Services or Work Product or to make available to Service Recipient the benefits under any agreement, license or arrangement if doing so without the consent of and/or payment to another party thereto would constitute a breach thereof or in any material way affect the rights of Service Provider thereunder, unless and until such consent is obtained and payment, if any, made to such party by Service Provider. Service Provider shall use commercially reasonable efforts to secure such consents and benefits under any such agreement or arrangement. If Service Provider cannot: (i) obtain such consent; or (ii) Service Provider and the third party vendor cannot agree on a commercially reasonable payment, if such is required, or
          (iii) if providing the Services or Work Products or making the benefits under any such agreement, license or arrangement available would materially affect Service Provider's right thereunder, Service Provider shall not be required to provide any Services or Work Products which are dependent upon any agreement, license or arrangement as to which the third party provider has objected in writing to making the benefits of such agreement, license or arrangement available to Service Recipient. Service Recipient may, however, obtain the requisite license or pay such fees that it deems appropriate in order for Service Provider to provide the Services, if Service Provider's provision of Services pursuant to such Service Recipient License or payment is without any adverse material affect to Service Provider.

13.  CHANGES IN MANNER OF PROVIDING SERVICES.

     Service Recipient acknowledges that Service Provider and its affiliates may in the future determine to outsource certain information technology functions or perform such functions using different computer software operating systems or applications. These changes may prevent Service Provider from providing certain Services or Work Products to Service Recipient pursuant to this Agreement in the manner in which they have been provided prior to such change. In the event Service Provider determines to take any such action, it will provide Service Recipient with one hundred twenty (120) days prior written notice and will cooperate with Service Recipient to enable Service Recipient to continue to receive any affected Services and Work Products through arrangements with

     Service Provider's outsource providers or through conversion of Service Recipient data for use on such operating systems or applications. In the event Service Provider determines to make such changes, Service Recipient shall have the right to terminate this Agreement or any affected Statement of Work without any liability or penalty. Any customizations requested by Service Recipient within or to the systems utilized by Service Provider to provide the Services shall be at Service Provider's discretion. Service Recipient shall be required to pay the mutually agreed upon cost of such customizations.

14.  INSURANCE.

     (a)  Coverage.  Each of GTE and GENUITY agrees to maintain in full force
          --------
          and effect during the term of this Agreement, and so long as the indemnity obligations hereunder are in effect, the following minimum insurance coverages: (i) Worker's Compensation and Occupational Disease covering each party's full liability under the Statutory Workers' Compensation Laws for the state in which the Service is being performed; (ii) Employer's Liability Insurance in the minimum amount of $100,000 per accident, $100,000 disease per employee, and $500,000 disease aggregate; (iii) General Liability Insurance- Broad Form, including, but not limited to each party's Protective Liability, Blanket Contractual Liability and Products Liability/Completed Operations in the minimum amounts of $1,000,000 per occurrence; and
          (iv) If the use of motor vehicles is required, comprehensive Motor Vehicle Liability Insurance to include, but not limited to owned, non-owned, leased, and hired vehicles in the minimum amounts of $1,000,000 combined single limit per occurrence for Property Damage and any accident resulting in bodily injury or the death of one or more persons, and the consequential damages arising therefrom.

     (b)  Certificates of Insurance.  Certificates of Insurance, incorporating
          -------------------------
          the above-described endorsements, shall be furnished to a party upon request of the other party.

15.  REPRESENTATIONS AND WARRANTIES.

      Each of GTE and GENUITY represents, warrants, and covenants to the other party that:

     (a) In performing Services, it shall comply with all applicable laws, codes, ordinances, orders, rules and regulations of local, state, and federal governments and agencies and instrumentalities, including, but not limited to, applicable wage and hour, safety and environmental laws, and all standards and regulations of appropriate regulatory commissions and similar agencies.


     (b) All Services furnished by it shall be performed by qualified personnel at a level of professional performance standard within the industry in which the Services are provided.

     (c) It has all rights and licenses to perform the Services contemplated by this Agreement and any Statement of Work incorporated herein.

     (d) THE WARRANTIES IN THIS SECTION 15 AND ANY WARRANTY IN A STATEMENT OF WORK, BUT ONLY IF SPECIFICALLY IDENTIFIED AS AN EXPRESS WARRANTY IN SUCH STATEMENT OF WORK (INCLUDING SERVICE LEVEL AGREEMENTS), ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, OR WHETHER ARISING BY COURSE OF DEALING OR PERFORMANCE, CUSTOM, USAGE IN THE TRADE OR PROFESSION OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR WARRANTIES AGAINST INFRINGEMENT. Except for the warranties expressly set forth in this Section 15 and any Statement of Work, Service Recipient acknowledges and agrees that it has relied on no other representations or warranties and that no other representations or warranties have formed the basis of its bargain hereunder.

     (e) All representations, warranties and covenants of each of the parties contained in this Section 15 shall continue for the term of this Agreement and shall survive its termination.

16.  ASSIGNMENT AND SUBCONTRACTING.

     (a) Neither this Agreement nor any rights or obligations hereunder shall be assignable by either of the parties hereto; provided that either party may delegate all or any portion of its obligations to perform Services under this Agreement to one or more of its affiliates or either party may assign to any affiliate without the consent of the other party.

     (b) Each party may use subcontractors to perform the Services under this Agreement as specified in Section 1(d). Each party shall be responsible for the fulfillment of its obligations hereunder, notwithstanding the performance of such obligations by its subcontractors.

17.  EQUAL EMPLOYMENT.

     (a)  General Compliance. Without limitation of Section 18, COMPLIANCE WITH
          ------------------
          LAWS, each party shall comply with applicable laws concerning employment, including, but not limited to the following, which are incorporated herein by specific reference:

          (1) The Equal Employment Opportunity Clause set forth in Section 202, paragraphs I through 7, of Executive Order 11246, as amended, relative to Equal Employment Opportunity and the implementing Rules and Regulations of the Office of Federal Contract Compliance (hereinafter referred to as "the OFCCP") relating to equal employment opportunity.

          (2) The Affirmative Action Clause set forth in Section 60-741.4 of the Affirmative Action Regulations on Handicapped Workers, issued by the OFCCP pursuant to Section 503 of the Vocational Rehabilitation Act of 1973, as amended.

          (3) The Affirmative Action Clause set forth in Section 60-250.4 of the regulations issued by the OFCCP under Section 402 of the Vietnam Era Veteran's Readjustment Assistance Act of 1974.

          (4)  Public Law 95-507 and Executive Orders 11625 and 12138.

          (5) The Immigration Reform and Control Act of 1986 and any and all rules and regulations pertaining thereto. In compliance with the Act, each of the parties requires all approved contracting firms to supply only persons authorized to work in the United States pursuant to the Act. Each of the parties shall be responsible for complying with the Act with regard to all employees supplied to the other party.

          (6) Title I of the Americans with Disabilities Act, 42 U.S.C.A. 12101 et seq.
               ------

     (b)  ADA. If any persons furnished by either party under the
          ---
          Agreement or any Statement of Work have a disability as defined in the Americans with Disabilities Act, 42 U.S.C.A. 12101 et seq. (the ADA), the furnishing party shall, where required by Title I of the ADA and at its sole expense, provide "reasonable accommodations" that may be required under Title I of the ADA. If Service Provider performs Services at facilities operated by Service Recipient, Service Recipient shall be responsible, at its sole expense, for any physical changes to Service Recipient's facility that may be required under the ADA with respect to persons utilized by Service Provider in performing the Services.

     (c)  Work Environment. Both parties agree to provide a work environment
          ----------------
          free from all forms of sexual harassment, including but not limited to, any unwelcome sexual advances, requests or demands for sexual favors, and other visual, verbal, or physical conduct of a sexual nature.

18.  COMPLIANCE WITH LAWS.

     GTE and GENUITY shall each comply with the provisions of all applicable federal, state, and local laws, ordinances, regulations and codes (including procurement of required permits or certificates) in fulfillment of their obligations under this Agreement. The Confidential Information of each party may be subject to U.S. export and foreign transactions control regulations. Each party undertakes that it shall not export, nor cause nor permit to be exported, the other party's Confidential Information out of the United States of America without such other party's prior written consent and without compliance with applicable law and regulation; nor shall such Confidential Information be made available, directly or indirectly, for use in any project associated with the design, development, production, testing, stockpiling or use of: (a) nuclear weapons or facilities to produce nuclear explosives; or, (b) missiles; or, (c) chemical or biological warfare agents. Each party agrees to comply with all applicable laws and regulations relating to the exportation of technical information, as they currently exist and as they may be amended from time to time.

19.  PLANT WORK RULES AND RIGHT OF ACCESS.

     (a)  Compliance. Employees, subcontractors, and agents of the parties,
          ----------
          while on the premises of the other, shall comply with all plant rules, regulations and reasonable company standards for security, including (when required by U.S. government regulations) submission of satisfactory clearance from U.S. Department of Defense and other federal authorities concerned.

     (b)  Access. Each party shall permit reasonable access during normal
          ------
          working hours to its facilities that are used in connection with the performance of Services. No charge shall be made for such visits. Reasonable prior notice shall be given when access is required.

     (c)  Limitation on Access. If either party is given access, whether
          --------------------
          on-site or through remote facilities, to any computer or electronic data storage system of the other party in order to accomplish the Services called for in this Agreement, the party that receives such access shall limit such access and use solely to perform Services within the scope of this

          Agreement and shall not access or attempt to access any computer system, electronic file, software or other electronic services other than those specifically required to accomplish the Services required under this Agreement. Under no circumstances shall either party's personnel access any networks or facilities of the other party for the purpose of accessing other external networks, nor shall any such capabilities for such access be published or made known via any medium, as for example and not by way of limitation, posting on bulletin boards or E-mail. Any such use or publication shall be a material breach of this Agreement. Neither party shall use back doors, data capture routines, games, viruses, worms, or Trojan horses and any intentional introduction of such into the other party's data networks shall be deemed a material breach of this Agreement. The party receiving access shall limit such access to those of its employees whom the other party has authorized in writing to have such access in connection with this Agreement or the applicable Statement of Work, and shall strictly follow all security rules and procedures for use of the providing party's electronic resources. All user identification numbers and passwords and any information obtained as a result of access to and use of a party's computer and electronic data storage systems shall be deemed to be, and shall be treated as, Confidential Information under applicable provisions of this Agreement. Each party agrees to cooperate with the other in the investigation of any apparent unauthorized access to a party's computer or electronic data storage systems.

20.  SERVICE RECIPIENT RESPONSIBILITIES.

     Service Recipient agrees to perform in a timely fashion those tasks, and to provide the personnel, facilities and accurate information as agreed by the parties and set forth in the applicable Statement of Work. Service Recipient further agrees to cooperate with Service Provider in its performance of this Agreement, to not unreasonably withhold its consent to any matter for which consent is required or requested.

21.  PERMITS.

     Unless otherwise specifically provided for in this Agreement, Service Provider shall obtain and keep in full force and effect, at its expense, any permits, licenses, consents, approvals and authorizations ("Permits") necessary for and incident to the performance and completion of the Services. Notwithstanding the foregoing, Service Recipient shall obtain and keep in full force and effect, at its expense, any Permits related to its facilities and the conduct of its business.

22.  PUBLICITY.

     The parties agree to submit to one another, for prior written approval, all advertising, sales promotion, press releases and other publicity matters relating to the Services performed pursuant to this Agreement, when its respective name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied. The parties further agree not to publish or use such advertising, sales promotions, press releases, or publicity matters without such prior written approval. Any approval required under this Section 22 shall not be unreasonably withheld or delayed by either party. Notwithstanding the foregoing, Service Provider may list Service Recipient as a customer in promotional and marketing media and describe in general terms the Services provided by Service Provider under this Agreement in proposals and other marketing materials.

23.  TRADEMARKS, TRADENAMES AND OTHER INTELLECTUAL PROPERTY.

     Except as expressly set forth in this Agreement or in a separate written agreement between GTE and GENUITY, nothing in this Agreement or any Statement of Work shall grant, suggest or imply any right, license or authority for one party to use the name, trademarks, service marks, trade names or domain names of the other for any purpose whatsoever. Except and to the extent expressly set forth in this Agreement or in a separate written agreement between GTE and GENUITY, nothing in this Agreement or any Statement of Work shall be deemed to grant to either party any right or license under any intellectual property of the other party.

24.  TERMINATION OF WORK.

     (a)  Termination Events. Either party may terminate or cancel this
          ------------------
          Agreement or any Statement of Work, effective immediately, upon written notice to the other party, if any of the following events occur:

          (1) The other files a voluntary petition in bankruptcy (other than as creditor).

          (2)  The other is adjudged bankrupt.

          (3) A court assumes jurisdiction of the assets of the other under a federal reorganization act.

          (4) A trustee or receiver is appointed by a court for all or a substantial portion of the assets of the other.

          (5)  The other becomes insolvent or suspends its business.

          (6) The other makes an assignment of its assets for the benefit of its creditors except as required in the ordinary course of business.

     (b)  Termination for Breach. Either party may terminate or cancel
          ----------------------
          this Agreement or a Statement of Work, for a material breach or default of any of the terms, conditions or covenants of this Agreement by the other, provided that such termination or cancellation may be made only following the expiration of a thirty (30) day period ("Cure Period") during which the breaching party has failed to cure such breach after having been given written notice thereof. In such event, the non-breaching party may terminate by giving 10 days written notice of termination, after the expiration of the Cure Period.

     (c)  Termination for Convenience. Service Recipient may terminate this
          ---------------------------
          Agreement or a Statement of Work during the term of this Agreement or a Statement of Work, for convenience on one hundred twenty (120) days prior written notice to Service Provider. In the event of termination by Service Recipient pursuant to this Sub-part, prior to the end of the term, Service Recipient will reimburse Service Provider for all Service Recipient-approved, third party costs for equipment or software which have been incurred by Service Provider after the execution of this Agreement as a direct result of Service Provider's provision of Services under this Agreement or any Statement of Work, provided that Service Recipient shall be entitled to any right, license or title related to any such equipment or software to the extent Service Provider has the ability to convey such right, license or title.

     (d)  Termination Assistance. Upon termination of a Statement of Work,
          ----------------------
          Service Provider shall perform the following turnover services if requested in writing by Service Recipient:

          (1) Prepare and submit a detailed turnover plan which includes the overall strategy, schedule, itemization of turnover deliverables, and tasks required to complete the turnover; and

          (2) Transfer date files (archived and current), files, and documentation to Service Recipient as may be provided in the Statement of Work.

          Service Recipient shall pay Service Provider for the turnover services delineated in this subsection 24(d) at the hourly rates specified in the Statement of Work or if no rates are specified, at Service Provider's then current rates for such services. Except as expressly stated herein, Service Recipient acknowledges that Service Provider shall provide no turnover assistance except as specifically requested in writing by Service Recipient and agreed to in writing by Service Provider.

     (e)  Termination under Statement of Work. Statements of Work may be
          -----------------------------------
          terminated as set out under their specific terms, if different from those set out in subsections (a), (b) and (c) of Section 24 above.

25.  NOTICE.

     Any written notice either party may give the other concerning the subject matter of this Agreement shall be in writing and given or made by means that obtain a written acknowledgment of receipt. If the notice pertains to a Statement of Work performed by any of the following entities notice shall be sent to the applicable company addresses shown below, which may be changed by written notice:

     To GTE SERVICE CORPORATION:
               1255 Corporate Drive
               Irving, Texas 75038
               Attention: _____________

     To GTE DATA SERVICES INCORPORATED:
               One East Telecom Parkway
               Temple Terrace, Florida 33637
               Attention: _____________

     To GTE CONSOLIDATED SERVICES INCORPORATED:
               1255 Corporate Drive
               Irving, Texas 75038
               Attention: _____________

     To GTE COMMUNICATION SYSTEMS INCORPORATED:
               5616 High Point
               Drive, Irving, Texas 75038
               Attention:_____________

     To GENUITY:
               3 Van de Graaff Drive
               Burlington, Massachusetts 01803
               Attention: _____________

     Notice shall be deemed to have been given or made when actually received, as evidenced by written acknowledgment of receipt.

26.  WAIVER OF TERMS AND CONDITIONS.

     Failure to enforce any of the terms or conditions of this Agreement shall not constitute a waiver of any such terms or conditions, or of any other terms or conditions.

27.  SEVERABILITY.

     Where any provision of this Agreement is declared invalid, illegal, void or unenforceable, or any changes or modifications are required by regulatory or judicial action, and any such invalid, illegal, void or unenforecable provision, or such change or modification, substantially affects any material obligation of a party hereto, the remaining provisions of this Agreement shall remain in effect and the parties shall mutually agree upon a course of action with respect to such invalid provision or such change or modification to the end that the purposes of this Agreement are carried out.

28.  SURVIVAL OF OBLIGATIONS.

     The provisions in the Agreement relating to Confidentiality, Indemnification, Dispute Resolution, Termination, Compensation and Billing, Limitation of Liability, and Insurance shall survive any termination, cancellation or expiration of this Agreement.

29.  APPLICABLE LAW.

     This Agreement, and the rights and obligations contained in it, shall be governed by and construed in accordance with the laws of the State of New York, without regard to any conflicts of law principles that would require the application of the laws of any other jurisdiction.

30.  NO UNREASONABLE DELAY OR WITHHOLDING.

     Where agreement, approval, acceptance, consent or similar action by GENUITY or GTE is required, such action shall not be unreasonably delayed or withheld.

31.  ENTIRE AGREEMENT.

     This Agreement represents the entire understanding between the parties with the respect to its provisions and cancels and supercedes all prior agreements or understandings, whether written or oral, with respect to the subject matter. This Agreement may only be modified or amended by an instrument in writing signed by duly authorized representatives of the parties. This Agreement shall be deemed to include all Exhibits, Addenda and Statements of Work issued hereunder.

32.  RULES OF INTERPRETATION.

     Headings in this Agreement are for convenience of reference only and shall not affect the interpretation or construction hereof. Unless otherwise specified, (i) the terms "hereof", "herein" and similar terms refer to this Agreement as a whole and (ii) references herein to "Sections" and "subsections" refer to parts, sections or subsections of this Agreement.

[remainder of this page left blank]

* * *

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement through their authorized representatives.

Genuity Solutions Inc.                       GTE Service Corporation

By:____________________________              By:____________________________

Name:__________________________              Name:__________________________

Title:_________________________              Title:_________________________

Date:__________________________              Date:__________________________

                               Statement of Work
                                    Between
                            GTE Service Corporation
                                      And
                            Genuity Solutions Inc.
                            To Provide Support For:
                       Computing Infrastructure Services

1.0  Management Summary

1.1  Introduction

     This Statement of Work is appended to the Agreement for IT Transition Services dated ________________________, 2000 by and between Genuity Solutions Inc. ("Genuity") and GTE Service Corporation and its affiliates and shall be governed by the terms and conditions thereof. The services described herein shall be provided by GTE Data Services Incorporated ("GTEDS") for a period of up to 12 months effective upon the Effective Date of the Agreement for IT Transition Services. This Statement of Work may not be renewed.

1.2  Executive Summary

     GTEDS is currently providing computing infrastructure information technology services to Genuity. These computing infrastructure services include providing phone and desk-side support to Genuity personnel and their desktop computing equipment ("End User Support"); providing network connections and transmission for Genuity personnel and equipment ("Network Support"); supporting shared computer hardware and software utilized by Genuity personnel to accomplish business functions ("Server Operations and Support"); and supporting telephonic services (voice and FAX) for Genuity personnel ("Voice Services and Support"). All interLATA telecommunications services provided are in compliance with Section 271.

     These services are required during the separation and transition of Genuity due to Genuity's short-term inability to provide these services due to the particular locations of the Genuity personnel or equipment, the skills required to provide these services at the sites, or the lack of Genuity labor at these locations to apply to these services.

     Genuity will receive these services for up to 12 months effective upon the date of execution of the Agreement.

2.   Scope of Work

     Computing Infrastructure Services are being provided by GTEDS to Genuity which include the following service areas and general areas of activity:

       End User Support, which consists of the following activity areas:
       .   Help Desk Support
       .   ID Management and
       .   Fault Isolation and Problem Resolution

       All problems and service requests will be reported to the GTEDS National Support Center (NSC). The NSC will log and track problems using the Infoman information system. Problems not reported through the NSC may not be logged and tracked properly.

       Network Support, which consists of the following activity areas:
       .   LAN/WAN Implementation, Access, and Management
       .   Network Security

       .   InterWAN Access
       .   Fault Isolation and Problem Resolution

       For those locations and items specified in Attachment A, GTEDS will provide Local Area and Wide Area network Implementation, access, and management. GTEDS will provide wide area network availability and monitoring from the designated GTEDS data center to the Genuity location and to designated Genuity data centers. GTEDS has management responsibility for all equipment and circuits that provide the network connection to the contracted computing equipment. The network will be designed and modified as necessary to ensure that the business needs are met and effective technology is utilized. GTEDS will perform network planning and capacity management planning based on the receipt of required information concerning transaction volumes and timing, etc. from Genuity. If an outage occurs, appropriate notifications will be made.

       Server Operations and Support, which consists of the following activity areas:
       .   NT Client/Server Support
       .   Operations Monitoring
       .   Fault Isolation and Problem Resolution

       For those locations and items specified in Attachment A, GTEDS will provide server support and management for home share and print servers designated in SOW. Servers will be added to meet and maintain service levels based on designated users base supported by this SOW. Server monitoring will be performed 24hours x 7days with fault isolation and problem resolution.

       GTEDS will provide facilities management services to house and support the servers with their peripheral configuration of DASD, printers, and network required to support Genuity.

       The configuration of each supported server will be defined during the implementation of the server.

       GTEDS will provide console operations to support all servers covered by this agreement. System performance technicians will monitor the CPU and all associated tasks and applications. GTEDS is responsible for the detection and correction of faults within the environment and for restoration of customer systems after failure.

       GTEDS is responsible for the support of all contracted hardware and associated system software listed in the inventory, Attachment B (not included).

       GTEDS is responsible for the physical and logical security of the contracted equipment defined. GTEDS is additionally responsible for logging proper and illegal access, providing a way to audit security information, rectifying security breaches and addressing unauthorized use of the system. System security is provided through the following activities:

          .   Physical security of the GTEDS data center
          .   Logical security via limited, authorized use of system resources
          .   Perform User ID administration in accordance with customer requirements
          .   Maintain ownership of the system level password.
          .   Perform electronic recording/monitoring of system usage with available systems tools for audit purposes as needed
          .   Monitor and log firewall accesses

       GTEDS will maintain all activities associated with tape management in support of Genuity production processing. The tape operations staff will also be responsible for shipping and receiving tapes from the off-site storage facility and customer requested location. Backups will be performed per requirements provided by Genuity. GTEDS is responsible for documenting the backup, tape rotation and storage per Genuity request.

       Voice Services and Support, which consists of the following activity areas:
       .   PBX/Phone Implementation, Access, and Management
       .   Voice and Data Circuit Management
       .   Fault Isolation and Problem Resolution

       For those locations and items specified in Attachment A, GTEDS will provide support for voice services and PBX systems. Included in this support will be the following:
          .   Moves, Adds, & Changes (Moving phone sets to new locations, Adding
              New Phone Sets/Service, Changing Passwords for Voicemail)
          .   Repairs (No dial tone, Can't call out or receive calls)
          .   Name Connector (Update Name & Number changes)
          .   Maintenance (Bi-weekly backups)
          .   Traffic Studies (Performance  Studies - Trunk & Routes)
          .   Internal Business Support (Attend project meetings, create &
              maintain cut sheets, ordering & managing contract wire companies)
          .   Circuit Management (Ordering/Installing/Managing ISDN, ISDN
              Circuits for Televideo, ISDN Circuits for PBX Switch, ISDN
              Circuits for Data)
          .   Ordering/Managing DS1/DS3 for internal LAN/WAN
          .   Major Project moves & Restacks
          .   Order and manage 800 numbers as needed

2.1  Contract Type

     This is a Fixed Unit Price Statement of Work. Each service element has a unit defined and a monthly price per unit.

2.2  Compensation Authorization

     The funding authorized for this Statement of Work is delineated in Attachment A. Each site or item covered has a unit defined, a baseline number of units, and a monthly charge per unit. Certain one-time charges to specific service elements may apply and are delineated in Attachment A.

2.3  GTEDS Responsibilities
          .   Perform daily operational activities to ensure that production activities are performed and controlled as required.
          .   Detect and correct faults within the environment.
          .   Communicate system outages to customers in a timely manner.
          .   Restore customer systems after a failure.
          .   Provide infrastructure and/or system support and install vendor upgrades.
          .   Evaluate customer requests and prepare associated impact
              statements.
          .   Support Infrastructure and system software.
          .   Perform network monitoring between the data center and customer premises.
          .   Provide production operational support of outsourcing solution.
          .   Provide operational support for application production processing and development environments.
          .   Perform capacity and technical planning for outsourcing solution evolution.
          .   Respond to and resolve Incident Reports per terms of the service levels.
          .   Document technical and operational designs, plans and ongoing support processes.
          .   Maintain system software inventory.
          .   Prepare, install, and certify system software releases.
          .   Perform problem analysis and resolution
          .   Budget for, order, and plan upgrades for current inventory of software.

          .   Monitor and optimize DASD, tape and servers and perform recovery operations if required.
          .   Plan, control and manage all hardware and software system changes.
          .   Perform User ID administration in accordance with customer requirements.
          .   Monitor and log firewall access.
          .   Implement new servers as requested by Genuity through a statement of work.
          .   Perform file back ups and recovery per requirements from Genuity.
          .   Provide requested periodic reporting of effort and/or performance.
          .   Attend monthly performance review meetings to present performance against service levels and review account status.

2.4  Key Personnel

     GTEDS shall assign Key Personnel to participate in the execution of this Statement of Work as required by Genuity.

2.5  Travel

     When travel needs arise, GTEDS will identify and request authorization and approval from Genuity prior to travel.

2.6  Service Level Agreements

     GTEDS and Genuity may, upon mutual agreement, develop and implement Service Level Agreements for any supplied Computing Infrastructure Service. These agreements will specify the details of service operations including scheduled hours of operation, scheduled outages for maintenance, change management, and other operational activities; incident and outage management, including target restoration times, escalation, outage reporting; and service performance, including mutually agreeable service performance metrics and targets for such metrics.

2.7  GTEDS and Genuity Contacts

     (To be Supplied)

2.8  Approvals

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.


     GENUITY SOLUTIONS INC.                  GTE DATA SERVICES, INC.

     By - Signature                          By - Signature


     Printed Name                            Printed Name


     Title                                   Title

     Date                                    Date

Attachment A to Combined CI SOW -- Matrix of Service Areas, Service Area Elections, and Service Pricing

-----------------------------------------------------------  ------------------------  --------------------------------------------
Computing Infrastructure Service Area Name                       Alpharetta, GA                           GNI
-----------------------------------------------------------  ------------------------  --------------------------------------------
                                                               Support for Genuity       Support for Application Servers and
Service Area Description                                      employees located in       Networks supporting Application Servers
                                                                   Alpharetta            (specified below and in Attachment B)

-----------------------------------------------------------  ------------------------  --------------------------------------------

-----------------------------------------------------------  ------------------------  --------------------------------------------
Service Elections
-----------------------------------------------------------  ------------------------  --------------------------------------------
                                   End User-Desktop Support           yes                                  no
                                                             ------------------------  --------------------------------------------
                                            Network Support           yes                                 yes
                                                             ------------------------  --------------------------------------------
                                             Server Support           yes                                 yes
                                                             ------------------------  --------------------------------------------
                                              Voice Support           yes                                 no
                                                             ------------------------  --------------------------------------------

-----------------------------------------------------------  ------------------------  --------------------------------------------
                                                   baseline
Pricing Mechanism        pricing term  Unit Price   volume*       Cost per Month           One-Time Costs       Cost per Month
-----------------------------------------------------------  ------------------------  --------------------------------------------
 Tier 1 Per User pricing  per user per
   -- voice support only    month         $75         0                 $0
-----------------------------------------------------------
 Tier 2 Per User Pricing
      -- End Use Server,  per user per
      Network, and Voice    month        $100        25              $2,500
                 Support
-----------------------------------------------------------
       WAN, LAN or Voice
 Service Installation or
                 Removal   Per event     $100         0                 $0

-----------------------------------------------------------  ------------------------  --------------------------------------------
   Fixed Price for Labor   negotiated
                           fixed price
                            per month
-----------------------------------------------------------  ------------------------  --------------------------------------------
Fixed Price for Hardware   negotiated
            and Software  fixed price
                           per month
-----------------------------------------------------------  ------------------------  --------------------------------------------
 Fixed Price for Network   negotiated
                          fixed price
                           per month
-----------------------------------------------------------  ------------------------  --------------------------------------------
                                                                                                                  ICGS     $  3,241
                                                                                                                -------------------
                                                                                                                   IRV     $  5,582
                                                                                                                -------------------
      Per Server Support   negotiated                                                                              GRS     $ 18,995
                            price per                                                                           -------------------
                         server per month                                                                       Smallworld $220,020
                                                                                                                -------------------
                                                                                                                   TBS     $ 43,000
                                                                                                                -------------------
                                                                                                                Help Desk  $ 26,325
                                                                                                                -------------------
                                                                                                                 OMS/Nx    $ 17,758
-----------------------------------------------------------  ------------------------  --------------------------------------------
        One-Time Charges   Negotiated                                                  Cost of Right-  $480,480
                                                                                       to-Use for ICGS
-----------------------------------------------------------  ------------------------  --------------------------------------------
Total Monthly Charges                                                $2,500                                                $334,921

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                   Irving, Texas
---------------------------------------------------------------------------------------------------
Support for Genuity employees and related infrastructure located in Campus Circle, Williams Square,
                            Chesapeake, GNOC, and Grapevine

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
     Campus Circle     Williams Square        Chesapeake             GNOC            Grapevine
---------------------------------------------------------------------------------------------------
           yes         yes--phone only      yes--phone only    yes--phone only    yes--phone only
---------------------------------------------------------------------------------------------------
           yes                no                  no                  no                no
---------------------------------------------------------------------------------------------------
           yes                no                  no                  no                no
---------------------------------------------------------------------------------------------------
           yes         yes--phone only      yes--phone only    yes--phone only    yes--phone only
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                        Cost per Month
---------------------------------------------------------------------------------------------------












---------------------------------------------------------------------------------------------------
                                         $197,438.00
---------------------------------------------------------------------------------------------------
                                         $ 59,722.00
---------------------------------------------------------------------------------------------------
                                         $ 65,655.00
---------------------------------------------------------------------------------------------------








---------------------------------------------------------------------------------------------------
                                         $322,815.00

          * baseline volumes will be adjusted on the last business day of each month by counting the end users

CONFIDENTIAL INFORMATION -- SUBJECT TO PROTECTIVE ORDER IN CC Docket No. 98-184 before the Federal Communications Commission

                               Statement of Work
                                    Between
                            GTE Service Corporation
                                      and
                            Genuity Solutions Inc.
                                  To Provide
                         Continuing Operations Support
                               For Applications

1.   Management Summary

     1.1.  Introduction

           This Statement of Work is appended to the Agreement for Information Technology Transition Services ("Agreement") dated ________________________, 2000 by and between Genuity Solutions Inc. ("Genuity") and GTE Service Corporation and its affiliates and shall be governed by the terms and conditions thereof. The services described herein shall be provided by GTE Data Services Incorporated ("GTEDS") for a period of up to 12 months effective upon the Effective Date of the Agreement for IT Transition Services. This Statement of Work may not be renewed.

     1.2.  Executive Summary

           GTEDS is providing currently computing continuing operations support for some Genuity applications. Computer applications are computer programs that perform or support Genuity business functions. Continuing operations support comprises those activities that keep these applications performing correctly and efficiently, including remedial action in the event of errors or failures.

           These services are required during the separation and transition of Genuity due to Genuity's short-term inability to provide these services due to the particular skill sets involved in continuing operations, the experience levels of current GTEDS continuing operations personnel, and the knowledge inherent in these personnel.

           Genuity will receive these services for a maximum period of 12 months effective upon the date of execution of the Agreement.

2.   Scope Of SOW

           Software support and maintenance services are to be provided by GTEDS relative to certain Applications. These support and maintenance services may include, but are not necessarily limited to, the following tasks:

               .    Maintaining software environment(s) associated with an
                    application, including, as appropriate, production, test,
                    and development environments
               .    Correcting code defects when identified in the form of an
                    Incident Report
               .    Unit testing code defects
               .    Implementing code fixes and work-arounds as necessary to
                    restore service and correct defects
               .    Providing responses to application and technical questions
               .    Communicate system outages to customers in a timely manner
               .    Restore customer systems after a failure
               .    Provide infrastructure and/or system support and install
                    vendor upgrades
               .    Evaluate customer requests and prepare associated impact
                    statements
               .    Providing requested periodic reporting of effort and/or
                    performance
               .    Perform daily operational activities to ensure that
                    production activities are performed and controlled as
                    required
               .    Detect and correct faults within the environment
               .    Attend monthly performance review meetings to present
                    performance and review status

           For each supported Application, Genuity will specify which of these activities are to be performed.

2.1. Contract Type

     This is a Time and Material SOW.

2.2. Compensation Authorization

     This Statement of Work has not-to-exceed labor hours, labor costs and other costs identified for each Application to be supported. These not-to-exceed values are tabulated in Attachment A. GTEDS will not exceed these expenditures of labor or costs without prior approval by Genuity.

2.3. Responsibilities

     2.3.1.  GTEDS Responsibilities

          - Provide vendor management for any 3/rd/ party software, including communicating business needs to Vendor and working with Vendor to get incidents fixed and functionality developed; serving as a focal point for the customer to get information on incidents that have been forwarded to the Vendor for resolution; and receiving, testing, and installing maintenance fixes from the Vendor

          -  Diagnose & correct defects in the system environment

          -  Provide temporary workarounds, if necessary

          - Complete repair within dates as agreed to with the user (Customer commitment date)

          - Coordinate implementation of all maintenance related changes into the production environments

          -  Provide outage management and notification

          -  Provide pager support for the time periods specified in Attachment
             A

          -  Create and monitor system backups

          - Conduct ongoing operations support, including coordinating planned downtime; coordinating processing schedule changes; performing proactive maintenance to eliminate / prevent faults; monitoring, tracking, updating, and reporting on incident reports; and performing outage follow-ups and participating in technical outage reviews

     2.3.2.  Genuity Responsibilities

          -  Provide workstation desktop support to end users

          -  Provide desktop application interoperability testing

          -  Reporting incidents to the National Support Center

          - Design, coordinate, and conduct user acceptance testing of defect corrections and workarounds

          - Provide an Genuity representative as required to be available to GTEDS when GTEDS is performing services, whether those services are being performed via telephone or at the customer's site.

          - Provide Application-pertinent data such as logs, reports, and data not otherwise available to GTEDS to support GTEDS responsibilities

2.4. Key Personnel

     Key Personnel assigned by GTEDS to participate on this SOW are identified in Attachment A.

2.5. Travel

     Travel requirements are on a time and material basis per Genuity request.

2.6. Contacts

     Contacts for GTEDS and Genuity are identified in Attachment A.

2.7. Service Level Agreements

     GTEDS and Genuity may, upon mutual agreement, develop and implement Service Level Agreements for any supported Application. These agreements will specify the details of service operations including scheduled hours of operation, scheduled outages for maintenance, change management, and other operational activities; incident and outage management, including target restoration times, escalation, and outage reporting; and service performance, including mutually agreeable service performance metrics and targets for such metrics.

3.   APPROVALS

IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.

     GTE Data Services, Incorporated                      Genuity Solutions Inc.


     By - Signature                                       By - Signature


     Printed Name                                         Printed Name


     Title                                                Title


     Date                                                 Date

Attachment A to Combined CI SOW -- Matrix of Service Areas, Service Area Elections, and Service Pricing

-----------------------------------------------------------------------------------------------   --------------------
Computing Infrastructure Service Area Name                                                            Irving Texas
-----------------------------------------------------------------------------------------------   --------------------
                                                                                                   Help Desk Support
Service Area Description                                                                             for GTE .net
                                                                                                   employees located
                                                                                                    in Irving, Texas
-----------------------------------------------------------------------------------------------   --------------------
-----------------------------------------------------------------------------------------------   --------------------
Service Elections

-----------------------------------------------------------------------------------------------   ---------------------
                                                                       End User-Desktop Support   yes -- help desk only
                                                                                Network Support             no
                                                                                 Server Support             no
                                                                                  Voice Support             no
-----------------------------------------------------------------------------------------------   ---------------------
-----------------------------------------------------------------------------------------------   ---------------------
                                                       pricing             Unit       baseline
Pricing Mechanism                                        term             Price        volume        Cost per Month
-----------------------------------------------------------------------------------------------   ---------------------
     Tier 1 Per User pricing -- voice support         per user per          $75            0           $    0
                                         only             month
-----------------------------------------------------------------------------------------------   ---------------------
          Tier 2 Per User Pricing -- End user         per user per         $100            0           $    0
           Server, Network, and Voice Support
-----------------------------------------------------------------------------------------------   ---------------------
                                    Help Desk           per call            $18          278           $5,004
-----------------------------------------------------------------------------------------------   ---------------------
       WAN, LAN or Voice Service Installation           Per event          $100            0           $    0
                                   or Removal
-----------------------------------------------------------------------------------------------   ---------------------
                        Fixed Price for Labor          negotiated
                                                    fixed price per
                                                          month
-----------------------------------------------------------------------------------------------
                           Technology Refresh          negotiated
                                                    fixed price per
                                                          month
-----------------------------------------------------------------------------------------------
                             End User Support          negotiated
                                                    fixed price per
                                                         month
-----------------------------------------------------------------------------------------------
                              Network Support          negotiated
                                                    fixed price per
                                                         month
-----------------------------------------------------------------------------------------------
                Server Operations and Support          negotiated
                                                    fixed price per
                                                         month
-----------------------------------------------------------------------------------------------
                   Voice Services and Support         negotiated
                                                    fixed price per
                                                         month
-----------------------------------------------------------------------------------------------   --------------------


                           Per Server Support         negotiated
                                                    price per server
                                                       per month


-----------------------------------------------------------------------------------------------   --------------------
                             One-Time Charges          Negotiated
-----------------------------------------------------------------------------------------------   --------------------

Total Monthly Charges                                                                                  $5,004

               * baseline volumes will be adjusted on the last
                business day of each month by actual counts



 ---------------------------------------------  ---------------------
                  Cambridge                        Indianapolis
 ---------------------------------------------  ---------------------
                                                General Support for
 Support for GTE NBO personnel in Cambridge MA     GTEDS employees
                                                     located in
                                                    Indianapolis
 ---------------------------------------------  ---------------------
 ---------------------------------------------  ---------------------
 ---------------------------------------------  ---------------------
                     yes                                yes
                     yes                                yes
                     yes                                yes
                     yes                                yes
 ---------------------------------------------  ---------------------
     One-Time Costs             Cost per           Cost per Month
                                  Month
 ---------------------------------------------  ---------------------






                             -----------------  ---------------------

                                   N/A               $313,600

                             -----------------  ---------------------

                                $13,800.00             N/A

                             -----------------  ---------------------

                                $ 4,222.00             N/A

                             -----------------  ---------------------


                                $ 1,600.00             N/A

                             -----------------  ---------------------

                                $ 3,000.00             N/A
                             -----------------  ---------------------

                                $ 2,240.00             N/A

 ---------------------------------------------  ---------------------






 --------------------------------------------  ---------------------
 Cost of Software
     Licensing      $23,452
 --------------------------------------------  ---------------------
                                $   24,862           $313,600

                                                  ABOVE calculated
                                                  at 14.0 FTEs per
                                                  month X $140 per
                                                  hour X 160 hours
                                                 per month per FTE

                               Statement of Work
          Between GTE Data Services, Inc. and Genuity Solutions Inc.
                        To Provide Consulting Services

This Statement of Work along with all attachments hereto shall be considered GTE
              Data Services Proprietary/Confidential Information


1    Management Summary

     1.1  Introduction

     This Statement of Work (SOW), GTEI00018 - Consulting Services, is issued pursuant to, and incorporates by reference herein the Agreement for IT Transition Services effective as of ________________________, 2000 between GTE Data Services Incorporated ("GTEDS") and Genuity Solutions Inc. ("Genuity").

     When mutually signed for implementation, this SOW becomes contractually binding on Genuity and GTEDS under the terms and conditions of this signed SOW and the Agreements referenced in this section.

     This SOW outlines the tasks required by GTEDS for providing Consulting Services. The Period of Performance for this SOW is up to one year from the effective date. This SOW may not be renewed.

     1.2  Executive Summary

     GTEDS is currently providing application-specific subject-matter expertise to Genuity to support miscellaneous Genuity business application analysis, requirements gathering, and other business application professional tasks. This expertise cannot be replaced by Genuity in the short term, and thus these services are required during the separation and transition period. GTEDS will provide these professional services on an as-requested basis to Genuity.

     Genuity will receive up to 2,000 hours of these services during the 12 month period.

2    Scope Of SOW

     2.1  Objective

     GTEDS is providing this statement of work to Genuity for the purpose of providing general consulting services. The current cap of 2000 hours has been established for this SOW. This SOW allows Genuity to request resources on an as-needed basis via the change-control process.

     GTEDS will provide application-specific subject-matter expertise as requested by Genuity.

     The subject-matter consultant will participate in activities including but not limited to:

     .  Requirements sessions

     .  High Level Design

     .  Detailed Design

     .  Code and Unit Test

     .  Linkage Test

     .  System Test

     .  User Acceptance Test

     .  Documentation

     .  Architecture and other Technical issues

     .  Transitioning of project responsibilities

     .  Training on existing systems architecture and internals

     These resources will possess prior application-specific experience.

     2.2    Contractor's Use of Subcontractor

     GTEDS shall obtain Genuity's prior written approval for any other contractor, subcontractor, or consultant to perform any work effort under this SOW.

     2.3    Resource Removal

     In the event that resources need to be replaced during the course of the project, GTEDS will abide by the following rules or by the procedures defined in the Consulting Agreement.

     GTEDS will ensure that GTEDS' resources applied to this SOW receive the necessary level of training for that resource to be effective. GTEDS will ensure that any resource moving to another project will be transitioned appropriately with a replacement resource of a similar skill level; as a general practice, GTEDS will give thirty (30) days notice, however, this can be waived for personal situations that may arise outside of GTEDS' control.

     If an issue arises where Genuity is not satisfied with the resource being added to the project then it will be escalated immediately.

     2.4    Skills Transfer

     GTEDS will work with Genuity personnel during this effort to guarantee that proper knowledge transfer occurs. Genuity will provide dedicated key resources that will be supporting this application on a going forward basis.

     2.5    Problem Identification

     Genuity and GTEDS shall document problems identified during all project tasks. The project managers of both Genuity and GTEDS shall identify the severity of the problem and solution to resolve the problem. These problems will be discussed and resolved as quickly as possible. These discussion are to be held, but not limited to, in status meeting, management check point meetings, etc.

     2.6    Contract Type/Pricing

     2.6.1  Charges

     Genuity shall compensate GTEDS for the services described in this SOW which shall be in accordance with the pricing documented in Attachment A.

     2.6.2  Travel Costs

     Travel and other additional expenses shall be authorized in writing in advance by Genuity.

     2.7    Responsibilities

     2.7.1  GTEDS Responsibilities

     GTEDS shall provide application-specific subject-matter expertise as requested by Genuity. Examples include Remedy, TBS, and Smallworld.

     The subject-matter consultant will participate in activities including but not limited to:

     .  Requirements sessions
     .  High Level Design
     .  Detailed Design
     .  Code and Unit Test
     .  Linkage Test
     .  System Test
     .  User Acceptance Test
     .  Documentation
     .  Architecture and other Technical issues
     .  Transitioning of project responsibilities
     .  Training on existing systems architecture and internals

     These resources will possess prior application-specific experience.

     2.7.2  Genuity Responsibilities

     .  Genuity workstation desktop support
     .  Desktop application interoperability testing
     .  Reporting incidents to the National Support Center
     . A representative of the customer is required to be available to GTEDS when GTEDS is performing services, whether those services are being performed via telephone or at the customer's site.
     . The customer must provide failure analysis including pertinent data such as logs, reports, and data not otherwise available to GTEDS.

     2.8    Key Personnel

     GTEDS shall assign the following Key Personnel to participate on this Statement of Work.

     To be provided upon request.

     2.9    Contacts

     Title:     Genuity Project Manager        Title:     GTEDS Project Manager
     Name:      Dan Long                       Name:      Dick Hamblin
     Address:   70 Fawcett Street,             Address:   919 Hidden Ridge,
                Cambridge, MA 02138                       Irving, TX 75038
     Telephone: 617-873-2766                   Telephone: 972-507-2086
     Fax:       617-873-5088                   Fax:       972-507-2065

     2.10 Reporting Requirements

     Reporting Requirements will be documented at the request of Genuity per the individual consulting assignment.

3    Special Considerations

     None.

4    Payment Terms / Invoice Requirements

     GTEDS shall submit monthly invoices to Genuity showing fees accrued during the billing period. If Genuity determines that the invoice and the related documentation are complete and correct, Genuity will pay to GTEDS the amount due on the invoice within thirty (30) days after Genuity's receipt of the invoice and acceptance of the Services.

5    APPROVALS

IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.


GTE Data Service, Incorporated               Genuity Solutions Inc.



By - Signature                               By - Signature



Printed Name                                 Printed Name



Title                                        Title



Date                                         Date


Approval authorizes GTEDS to proceed with performing and scheduling the work.

Attachment A


Pricing List


(list to be provided)

           Statement of Work for GTEDS providing service to Genuity:
                                 TBS Releases

1.0     Management Summary

     1.1  Introduction

          This Statement of Work is appended to the Agreement for IT Transition Services ("Agreement") dated _________ by and between Genuity Solutions Inc. ("Genuity") and GTE Service Corporation and its affiliates and shall be governed by the terms and conditions thereof. The services described herein shall be provided by GTE Data Services Incorporated (GTEDS) for a period of the earlier of one year from the Effective Date of the IT Transition Services Agreement or the date of completion of the work. This Statement of Work may not be renewed.

     1.2  Executive Summary

          Genuity uses an operational support system called Telecom Business Solutions(C) (TBS) to accept new service orders and to design circuits for its customers. This system currently resides on GTEDS computers in a GTEDS data services center. MetaSolve, Inc., the company that supplies this system, periodically releases software improvements. This project calls for GTEDS to test and distribute those improvements for Genuity's use. Genuity does not yet have the staff expertise with TBS to perform this function. Genuity will train its staff and transition this system to Genuity's data center within one year of the execution of this statement of work.

     1.3  Scope/Objective

          This scope of work included the following deliverables:
          .  To Implement TBS Service Pack 4.2.1 (Phase I)
          .  To Implement TBS Service Pack 4.2.2 (Phase II)

     1.4  Scope Requirements

          Based on the information provided by Genuity regarding the TBS RELEASES, the scope of the project is as follows for 4.2.1 Service Pack. Service Pack 4.2.2 scope has not been identified by MetaSolv at this time:

          Overall Enhancements:
          .  Performance and Usability for Query Windows
          .  Increased performance for Stored Procedures

          Infrastructure:
          .  Additional Internet functionality

          Order Management Subsystem:
          . PSR to LSR mapping for BWCKT item Type(In support of DSL) . Customer Proprietary Network Information(CPNI)
          .  Enhanced Internet Functionality-ownership of Inventory
          .  LSOG4 Compliance
          .  Update to PSR to LSR Mapping of LSNP(LSOG4)
          .  Centrex Resale Form
          .  Mapping of Combined Port and Loop Information
          .  Add Support for PBX Trunks, ISDN PRI and ISDN BRI
          .  CLO field on Design Lines
          .  Circuit cross-reference of LSR ECCKT to PSR Circuit
          .  LSR form Prints as One Print Job

          Trouble Management Subsystem:
          .  Multiple External Referrals
          .  Enhanced Internet Functionality

          Network Design subsystem:
          .  ATM/Frame Relay Service Interworking
          .  Automated Circuit support for Insert, Delete and Moves on A Ring

          Service Provisioning Subsystem:
          .  Additional GIS (Geographical Information System) Functionality
          .  Group Assignment for DLC(Digital Loop Carrier)
          .  Condition Code Handling for Assignable Virtual port Addressees (For
             DLC)
          . Ability to Redeem Reserved Physical Port Addresses at the Serving component(For DLC)
          .  Enhanced internet functionality

          OSS Gateways/APIs:
          .  PSR Order Entry Enhancements
          .  Trouble API
          .  LARG enhancements
          .  Web Ordering Interface Enhancements.

     1.5  Work Package Description Summary

          .  Received TBS 2000 Release Roadmap from MetaSolv
          .  TBS releases will be updated as mutually agreed to with Genuity.

     1.6  Assumptions

          . No other additional releases will be implemented in the year 2000 other then what has been identified in this SOW.
          . All of the work performed hereunder shall be in accordance with the Service Level Agreement for the Application Enhancement and Development of even date herewith.

     1.7  Roles and Responsibilities

          GTEDS and Genuity team will have the following roles and responsibilities:

--------------------------------------------------------------------------------------------------------------
                                                                                       Responsibility
--------------------------------------------------------------------------------------------------------------
Phase                                     Activity                               Primary         Secondary
--------------------------------------------------------------------------------------------------------------
Project Plan                  Document Business Requirements                      GTEDS           Genuity
--------------------------------------------------------------------------------------------------------------
                              Develop and Maintain Project Plan                   GTEDS           Genuity
--------------------------------------------------------------------------------------------------------------
                              Identify Team Members                               GTEDS           Genuity
--------------------------------------------------------------------------------------------------------------
Requirements Analysis         Conduct Kickoff Meeting                             GTEDS
--------------------------------------------------------------------------------------------------------------
                              Schedule System Specification Meetings              GTEDS
--------------------------------------------------------------------------------------------------------------
                              Schedule Subject Matter Experts                     Genuity
--------------------------------------------------------------------------------------------------------------
                              Conduct System Specification Meetings               GTEDS
--------------------------------------------------------------------------------------------------------------
                              Develop System Specification                        GTEDS
--------------------------------------------------------------------------------------------------------------
                              Review/Approve System Specification                 Genuity
--------------------------------------------------------------------------------------------------------------
Design Solution               Develop DS                                          GTEDS
--------------------------------------------------------------------------------------------------------------
                              Review/Approve DS                                   Genuity
--------------------------------------------------------------------------------------------------------------
Program Development           Develop Application                                 GTEDS
--------------------------------------------------------------------------------------------------------------
System Testing                Develop Integration/Systems Test Plan               GTEDS
--------------------------------------------------------------------------------------------------------------
                              Conduct I/S Test                                    GTEDS
--------------------------------------------------------------------------------------------------------------
                              Develop User and System Documentation               GTEDS
--------------------------------------------------------------------------------------------------------------
                              Review/Approve User and System Documentation        Genuity
--------------------------------------------------------------------------------------------------------------
User Acceptance Test          Develop Acceptance Test Plan                        GTEDS           Genuity
--------------------------------------------------------------------------------------------------------------
                              Develop Acceptance Test Cases                       GTEDS           Genuity
--------------------------------------------------------------------------------------------------------------
                              Conduct Acceptance Test                             GTEDS           Genuity
--------------------------------------------------------------------------------------------------------------
                              Approve Production Implementation Schedule          Genuity         GTEDS
--------------------------------------------------------------------------------------------------------------
Production Implementation     Installation of Release                             GTEDS           Genuity
--------------------------------------------------------------------------------------------------------------


     1.8  Proposed Solution

          This project is for implementing future releases of TBS so that Genuity can take advantage of the technology improvements.

          The TBS (Telecom Business Solution) went into production in Ft. Wayne and is used by GTE Telecom and Global Network Infrastructure (GNI) in December 1998. GTEDS currently has the Contract with MetaSolv for all aspects of the TBS System.

          The TBS (Telecom Business Solution) System is a stand-alone system that provides order management, workflow management, inventory management and network design capabilities. TBS software system sends and receives ASR, LSR, PSR and ISR forms.

          PSR Module (Product Service Request) is an ordering engine that allows users to order and provision products which allow customers to create customer accounts, set up product catalog for line, circuit, and non-premise products as well as order and provision products from the catalog for customers.

     1.9  Milestone Schedule


----------------------------------------------------------------------------------------------------------
Milestones                                   Responsible                     Due Date
                                             Party                           (dd-mm-yy)
==========================================================================================================
SOW Estimate Submitted for Review            GTEDS                           04/01/00
----------------------------------------------------------------------------------------------------------
Approval to proceed                          Genuity                         04/06/00
----------------------------------------------------------------------------------------------------------
System Test                                  GTEDS                           04/20/00
----------------------------------------------------------------------------------------------------------
Delivery to Customer                         GTEDS                           04/21/00
----------------------------------------------------------------------------------------------------------
User Acceptance Test                         Genuity                         05/10/00
----------------------------------------------------------------------------------------------------------
Sign-off/Acceptance                          GTEDS and/or Genuity            05/15/00
Phase I
----------------------------------------------------------------------------------------------------------
Phase II Milestones                          GTEDS and Genuity               TBD
----------------------------------------------------------------------------------------------------------
Complete Phase II                                                            No later than one year from
                                                                             execution of SOW
----------------------------------------------------------------------------------------------------------

          After Genuity approves the SOW and provides the authorization to proceed, GTEDS will schedule all final due dates and provide an implementation plan, in addition to this matrix, that shows the logical sequences of events and key milestones. Key milestones on the critical path shall be closely monitored by GTEDS to ensure that schedule risk is minimized and alternate paths and/or solutions are available if needed.

          If this SOW is to be part of a release package, GTEDS will provide a complete schedule after Genuity identifies all work to be contained in the release. Additional charges for infrastructure or other release packaging charges will be identified and presented at the time of final packaging.

     1.10 Deliverables

            Genuity's Deliverables:

               . Genuity shall participate in the creation of the TBS RELEASES Project Plan.
               . Genuity's Project Manager will be responsible for the milestones assigned to Genuity and will participate in all management activities associated with the implementation of this SOW.

            GTEDS' Deliverables:

               . GTEDS shall prepare and deliver the following to Genuity in accordance with the requirements of this SOW: CD's and Updated Website for LAN Distribution of Software.

     1.11 Personnel:

          Role Definitions for GTEDS and Genuity are as follows:

          Project Manager
            .  Day to day management and production of stage-end deliverables
            .  Reporting, Scheduling, and Monitor status reports
            .  Issues to the project team
            . Ensures that the main interests being served by the project team are properly represented at the working level
            . Provides continuity in the day to day coordination of the project especially if there are changes in staff

            Technical Team
            . Ensures that the technical quality of the deliverables are being produced and are consistent with the overall technical strategy of the corporation
            . Assists in identifying all the technical tasks and standards that need to be followed
            . Identifies and allocates technical resources to facilitate the production of project deliverables

            Customer Representative
            . Allocates business resources to the project team and ensures that the project's results will work in the operational level of the business

            Project Team
            .  Participate in the entire project implementation
            .  Provide project status to Project Manger
            . Complete task assignment (i.e., project plan assignment) . Provide project deliverables
            .  Issues/action items resolutions
            .  Participates in weekly core team calls
            .  Provide project estimates
            .  Participate in scheduled project meetings

            Business Team
            .  Defines requirements
            .  Ensures that the operational interests of the business are being fully represented in the day-to-day operations of the project
            .  Helps identify who from the business areas can add value to the project team

            Key Resources
            . Provide expert knowledge in specific business or technical area . Contribute to the creation of stage deliverables by providing information and review stage end deliverables

            Technical Support
            .  Ensure system is up and running
            .  Installations

            Network Support
            . Provides expert knowledge and support for the implementation of the project on the organization's LAN

            Process Coordinator
            .  Ensures quality of the technical deliverables produced
            . Assists in identifying all of the technical tasks and standards that need to be followed

            Project Change Control Board
            . Reviews all changes ensures that all impacts have been documented . Approve changes that affect critical milestones

            Genuity will ensure the following resources are assigned to support enhancement activities:
            .  Director, Business Process Specialist and TBS SME

            GTEDS will ensure the following resources are assigned to support enhancement activities:
            . IT Project and Program manager, Technical Lead, Production Support Specialist, Production support DBA, Long Term Planner, Testing Team.

     1.12 Program/Contract Managers:

          In addition to the Program/Contact Managers named in Supplement No. 1, the following have been named specifically for this SOW.


          Title:        Genuity Project Manager
          Name:         Jeanine Barker
          Address:      5221 N. O'Connor BLVD, IRVING, TX 75039
          Telephone:    972-791-4884
          Fax:          972-791-3077

          Title:        GTEDS Project Manager
          Name:         Shoaib Khalid
          Address:      919 Hidden Ridge M06D38, Irving, TX 75038
          Telephone:    (972) 507-4496
          Fax:          (972) 507-1272

     1.13 Contract Type

          This is a Time and Materials SOW.

     1.14 Compensation Authorization

          .    This Statement of Work has an estimated 2110 hours with a total compensation of $381,900 as defined below:

          --------------------------------------------------------------
          Payment Deliverable          Authorized Payment
          ==============================================================
          Labor                                             $ 290,250
          --------------------------------------------------------------
          Travel                                            $  60,000
          --------------------------------------------------------------
          Computer Support                                  $  31,650
          --------------------------------------------------------------
          Total                                             $ 381,900
          --------------------------------------------------------------

          Other Information:

          --------------------------------------------------------------
          1/st/ Year Impact on COPS                         $  25,000
          --------------------------------------------------------------

     1.15 Travel

          The following travel requirements are required for this SOW:
          . GTEDS travel estimated costs 15 trips @ 2,000 per trip with a total of $30,000 per Service Pack Release for a year 2000 total of $60,000. Trips will be invoiced separately at cost.

     1.16 Acceptance Criteria

          GTE Data Services will ensure that the following criteria are met in the delivered product:
          .     GTEDS will provide complete functionality as specified in the
             Requirement and Conceptual Solution Document, as of the date of the approved SOW.
          .     GTEDS will retain documented functionality of previous Releases and SOWs where the functionality is unchanged.
          .     GTEDS will provide on configuration management resource for twenty-four (24) hours after delivery, to resolve configuration/distribution problems.

          Genuity will provide documented acceptance criteria for this Statement of Work by April 30, 2000 to the GTEDS Project Manager.

   1.16 Special Considerations

         None.

   1.17 Reporting Requirements

         None.


2.0  Approvals:

     Approval authorizes GTEDS to proceed with scheduling and performing the work.

     This SOW pricing is valid for 30 days. If the SOW is not approved in 30 days, GTEDS reserves the right to alter or modify the schedule or the price of the work.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.

GTEDS                            Genuity Solutions Inc.


By - Signature                   By - Signature


Printed Name                     Printed Name


Title                            Title


Date                             Date

           Statement of Work for GTEDS providing service to Genuity:
                         TBS Performance Improvements


1.0   Management Summary

    1.1  Introduction

         This Statement of Work is appended to the Agreement For IT Transition Services ("Agreement") dated _________ by and between Genuity Solutions Inc. ("Genuity") and GTE Service Corporation and its affiliates and shall be governed by the terms and conditions thereof. The services described herein shall be provided by GTE Data Services Incorporated (GTEDS) for a period of the earlier of one year from the Effective Date of the IT Transition Services Agreement or the date of completion of the work. This Statement of Work may not be renewed.

    1.2  Executive Summary

         Genuity uses an operational support system called Telecom Business Solutions(C) (TBS) to accept new service orders and to design circuits for its customers. The performance of this system is decreasing due to rapid customer growth. This system currently runs on GTEDS computers in a GTEDS data service center. This project addresses the performance problem by having GTEDS install additional server hardware capacity to improve system performance. This will allow time for GTEI to train its staff and make provisions for moving this system to Genuity's data center. This transition will be complete within one year from execution of this statement of work.

    1.3  Scope/Objective

         This scope of work encompasses the delivery of a cost estimate and a time estimate to provide a systems solution for TBS Performance Improvements per the Genuity Business Case which states:

         Two NT servers will be added between the E10K servers in the Fort Wayne Data Center and the clients. The additional servers will de-load the clients to increase performance. An additional benefit is that only the NT boxes will have to be upgraded with new versions of TBS and not all the clients.

    1.4  Scope Requirements

         . Provide a cost estimate to provide the systems solution to the requirements provided by Genuity.

         . Provide a time period estimate to provide the systems solution to the requirements provided by Genuity.

    1.5  Assumptions

         . Genuity will provide the business functional requirements, targeted user environment description, and performance requirements that must be delivered by a systems solution.

         . Genuity will provide a target date by which a systems solution is to be available for Genuity user operations.

         . Genuity will respond within 5 business days to a request for clarification of requirement(s).

         . Genuity will provide a description of any preferred hardware/software/network environment to which a systems solution should conform.

         . All of the work performed hereunder shall be in accordance with the Service Level Agreement for the Application Enhancement and Development of even date herewith.

  1.6  Roles and Responsibilities

------------------------------------------------------------------------------------------------------------
  GTEDS and Genuity team
  will have the following                                                          Responsibility
  roles and responsibilities:
------------------------------------------------------------------------------------------------------------
             Phase                                Activity                      Primary        Secondary
------------------------------------------------------------------------------------------------------------
  Business Requirement Analysis        Document Business Requirements            GTEDS          Genuity
------------------------------------------------------------------------------------------------------------
                                       Review Business Requirements              GTEDS          Genuity
                                       understanding and sufficiency
------------------------------------------------------------------------------------------------------------
                                       Provide clarification of                 Genuity
                                       requirements as requested
------------------------------------------------------------------------------------------------------------
Estimation                             Create Project Work Breakdown             GTEDS
                                       Structure
------------------------------------------------------------------------------------------------------------
                                       Create Project Schedule                   GTEDS
------------------------------------------------------------------------------------------------------------
                                       Create Project Cost Estimate              GTEDS
------------------------------------------------------------------------------------------------------------
Project Statement of Work              Create Statement Of Work                  GTEDS
------------------------------------------------------------------------------------------------------------
                                       Review/Approve Statement of Work         Genuity
------------------------------------------------------------------------------------------------------------

  1.7  Milestone Schedule

------------------------------------------------------------------------------------------------------------
          Milestones                         Responsible         Due Date
                                             Party               (dd-mm-yy)
============================================================================================================
  Provide Request For Proposal               Genuity             4/1/00
  with Business Requirements
------------------------------------------------------------------------------------------------------------
  SOW Estimate Submitted for Review           GTEDS              5/1/00
------------------------------------------------------------------------------------------------------------
  Approval to proceed                        Genuity             5/15/00
------------------------------------------------------------------------------------------------------------

   1.8  Personnel

       1.8.1   Role Definitions for GTEDS and Genuity are as follows:

               Project Manager
               . Day to day management and production of stage-end deliverables . Reporting, Scheduling, and Monitor status reports
               .  Issues to the project team
               . Ensures that the main interests being served by the project team are properly represented at the working level
               . Provides continuity in the day to day coordination of the project especially if there are changes in staff

               Technical Team
               . Ensures that the technical quality of the deliverables are being produced and are consistent with the overall technical strategy of the corporation
               . Assists in identifying all the technical tasks and standards that need to be followed
               . Identifies and allocates technical resources to facilitate the production of project deliverables

               Customer Representative
               . Allocates business resources to the project team and ensures that the project's results will work in the operational level of the business

               Project Team
               .  Participate in the entire project implementation
               .  Provide project status to Project Manger
               . Complete task assignment (i.e., project plan assignment) . Provide project deliverables
               .  Issues/action items resolutions
               .  Participates in weekly core team calls
               .  Provide project estimates
               .  Participate in scheduled project meetings

               Business Team
               .  Defines requirements
               . Ensures that the operational interests of the business are being fully represented in the day-to-day operations of the project
               . Helps identify who from the business areas can add value to the project team

               Key Resources
               . Provide expert knowledge in specific business or technical area
               . Contribute to the creation of stage deliverables by providing information and review stage end deliverables

               Technical Support

               .  Ensure system is up and running
               .  Installations

               Network Support
               . Provides expert knowledge and support for the implementation of the project on the organization's LAN

               Process Coordinator
               . Ensures quality of the technical deliverables produced . Assists in identifying all of the technical tasks and standards that need to be followed

               Project Change Control Board
               . Reviews all changes ensures that all impacts have been documented
               .  Approve changes that affect critical milestones

     1.8.2 Genuity will ensure the following resources are assigned to support enhancement activities:

               .  Director, Business Process Specialist and TBS SME

     1.8.3 GTEDS will ensure the following resources are assigned to support enhancement activities:

               . IT Project and Program manager, Technical Lead, Production Support Specialist, Production support DBA, Long Term Planner, Testing Team.

   1.9  Program/Contract Managers

        In addition to the Program/Contact Managers named in Supplement No. 1, the following have been named specifically for this SOW.

        Title:           Genuity Project Manager
        Name:            Jeanine Barker
        Address:         5221 N. O'Connor BLVD, IRVING, TX 75039
        Telephone:       972.791.4884
        Fax:             972.791.3077

        Title:           GTEDS Project Manager
        Name:            Kimberly Brown
        Address:         919 Hidden Ridge M06D38, Irving, TX 75038
        Telephone:       972.507.1621
        Fax:             972.507.1272

1.10  Acceptance Criteria

      GTEDS will ensure that the following criteria are met in the delivered product:

      . GTEDS will provide complete functionality as specified in the Requirement and Conceptual Solution Document, as of the date of the approved SOW.

      . GTEDS will retain documented functionality of previous Releases and SOWs where the functionality is unchanged.

      . GTEDS will provide on configuration management resource for twenty-four (24) hours after delivery, to resolve configuration/distribution problems.

1.11  Contract Type

        This is a Time and Materials SOW.

1.12  Compensation Authorization

     . This Statement of Work has an estimated 981 hours with a total compensation of $149,629 as defined below:

        --------------------------------------------------------------------
          Payment Deliverable            Authorized Payment
        ====================================================================
          Labor                                                   $124,922
        --------------------------------------------------------------------
          Travel                                                  $ 10,000
        --------------------------------------------------------------------
          Computer Support                                        $ 14,708
        --------------------------------------------------------------------
          Total Cost                                              $149,629
        --------------------------------------------------------------------

        Other Information:

        --------------------------------------------------------------------
          Capital (HW/SW & Network)                               $500,000
        --------------------------------------------------------------------
          1st Year Impact on COPS                                 $ 55,000
        --------------------------------------------------------------------

1.13  Travel

      The following travel requirements are required for this SOW

      GTEDS travel is estimated costs 5 trips @ $2,000 per trip for a total of $10,000. Trips will be invoiced separately at cost.

1.14  Special Considerations

          None

1.15  Reporting Requirements

          None

2.0  Approvals

Approval authorizes GTEDS to proceed with scheduling and performing the work.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.

GTEDS                                   Genuity Solutions Inc.



By - Signature                          By - Signature



Printed Name                            Printed Name



Title                                   Title



Date                                    Date

           Statement of Work for GTEDS providing service to Genuity:
                         Automated TBS ASR Processing

Management Summary

   Introduction

        This Statement of Work is appended to the Agreement For IT Transition Services ("Agreement") dated _________by and between Genuity Solutions Inc. ("Genuity") and GTE Service Corporation and its affiliates and shall be governed by the terms and conditions thereof. The services described herein shall be provided by GTE Data Services Incorporated (GTEDS) for a period of the earlier of one year from the Effective Date of the IT Transition Services Agreement or the date of completion of the work. This Statement of Work may not be renewed.

   Executive Summary

        In order to provide a cross-country circuit for a customer, Genuity must often lease a short "tail circuit" from the customer's location to the nearest Genuity network access location. Today, Genuity requests tail circuits from other telephone companies manually (e.g. by faxing an order form to them). This project automates that process by enabling Genuity to electronically send tail circuit orders to telephone companies.

        This project work is already in-progress and entails specialized skills in GTEDS. This capability is needed by October 2000 and Genuity does not have the staff to complete the project by that date. Transfer of the project to another vendor could delay the availability of the functionality.

   Scope/Objective

        This scope of work encompasses the delivery of a cost estimate and a time estimate to provide a systems solution for Automated TBS ASR Processing per the Genuity business case which states:

        This project would eliminate the duplicate manual entry thereby improving the efficiency of the business process and improving the accuracy of the data.

   Scope Requirements

        .    Provide a cost estimate to provide the systems solution to the requirements provided by Genuity.

        .    Provide a time period estimate to provide the systems solution to the requirements provided by Genuity.

     Assumptions

          .      Genuity will provide the business functional requirements, targeted user environment description, and performance requirements that must be delivered by a systems solution.

          .      Genuity will provide a target date by which a systems solution is to be available for Genuity user operations.

          .      Genuity will respond within 5 business days to a request for clarification of requirement(s).

          .      Genuity will provide a description of any preferred
              hardware/software/network environment to which a systems solution should conform.

          .      All of the work performed hereunder shall be in accordance with the Service Level Agreement for the Application Enhancement and Development of even date herewith.

   Roles and Responsibilities

--------------------------------------------------------------------------------------------------------------
 GTEDS and Genuity team will                                                         Responsibility
 have the following roles and
     responsibilities:
--------------------------------------------------------------------------------------------------------------
Phase                                    Activity                            Primary            Secondary
--------------------------------------------------------------------------------------------------------------
Business Requirement
Analysis                        Document Business Requirements                GTEDS              Genuity
--------------------------------------------------------------------------------------------------------------
                                Review Business Requirements                  GTEDS              Genuity
                                understanding and sufficiency
--------------------------------------------------------------------------------------------------------------
                                Provide clarification of requirements        Genuity
                                as requested
--------------------------------------------------------------------------------------------------------------
Estimation                      Create Project Work Breakdown                 GTEDS
                                Structure
--------------------------------------------------------------------------------------------------------------
                                Create Project Schedule                       GTEDS
--------------------------------------------------------------------------------------------------------------
                                Create Project Cost Estimate                  GTEDS
--------------------------------------------------------------------------------------------------------------
Project Statement of Work       Create Statement Of Work                      GTEDS
--------------------------------------------------------------------------------------------------------------
                                Review/Approve Statement of Work             Genuity
--------------------------------------------------------------------------------------------------------------

   Milestone Schedule

-------------------------------------------------------------------------------------------------------------
Milestones                                        Responsible                        Due Date
                                                     Party                          (dd-mm-yy)
=============================================================================================================
Provide Request For Proposal with                   Genuity                                            4/1/00
 Business Requirements
-------------------------------------------------------------------------------------------------------------
SOW Estimate Submitted for Review                    GTEDS                                             5/1/00
-------------------------------------------------------------------------------------------------------------
Approval to proceed                                 Genuity                                           5/15/00
-------------------------------------------------------------------------------------------------------------

   1.8  Personnel

       1.8.1   Role Definitions for GTEDS and Genuity are as follows:

               Project Manager
               .    Day to day management and production of stage-end
                  deliverables

               .    Reporting, Scheduling, and Monitor status reports

               .    Issues to the project team

               .    Ensures that the main interests being served by the project team are properly represented at the working level

               .    Provides continuity in the day to day coordination of the
                  project especially if there are changes in staff

               Technical Team
               .    Ensures that the technical quality of the deliverables are being produced and are consistent with the overall technical strategy of the corporation

               .    Assists in identifying all the technical tasks and standards that need to be followed

               .    Identifies and allocates technical resources to facilitate the production of project deliverables

               Customer Representative
               .    Allocates business resources to the project team and ensures that the project's results will work in the operational level of the business

               Project Team
               .    Participate in the entire project implementation
               .    Provide project status to Project Manger
               .    Complete task assignment (i.e., project plan assignment)
               .    Provide project deliverables
               .    Issues/action items resolutions
               .    Participates in weekly core team calls
               .    Provide project estimates
               .    Participate in scheduled project meetings

               Business Team
               .    Defines requirements
               .    Ensures that the operational interests of the business are being fully represented in the day-to-day operations of the project
               .    Helps identify who from the business areas can add value to the project team

               Key Resources
               .    Provide expert knowledge in specific business or technical area

               .    Contribute to the creation of stage deliverables by
                  providing information and review stage end deliverables

               Technical Support
               .    Ensure system is up and running
               .    Installations

               Network Support
               .    Provides expert knowledge and support for the implementation of the project on the organization's LAN

               Process Coordinator
               .    Ensures quality of the technical deliverables produced
               .    Assists in identifying all of the technical tasks and
                  standards that need to be followed

               Project Change Control Board
               .    Reviews all changes ensures that all impacts have been
                  documented
               .    Approve changes that affect critical milestones

     1.8.2 Genuity will ensure the following resources are assigned to support enhancement activities:
               .   Director, Business Process Specialist and TBS SME

     1.8.3 GTEDS will ensure the following resources are assigned to support enhancement activities:

               . IT Project and Program manager, Technical Lead, Production Support Specialist, Production support DBA, Long Term Planner, Testing Team.

   1.9  Program/Contract Managers

        In addition to the Program/Contact Managers named in Supplement No. 1, the following have been named specifically for this SOW.

        Title:                Genuity Project Manager
        Name:                 Jeanine Barker
        Address:              5221 N. O'Connor BLVD, IRVING, TX 75039
        Telephone:            972.791.4884
        Fax:                  972.791.3077

        Title:                GTEDS Project Manager
        Name:                 Kimberly Brown
        Address:              919 Hidden Ridge M06D38, Irving, TX 75038
        Telephone:            972.507.1621
        Fax:                  972.507.1272

   1.10   Acceptance Criteria

          .         GTEDS will ensure that the following criteria are met in the delivered product:

          .         GTEDS will provide complete functionality as specified in
               the Requirement and Conceptual Solution Document, as of the date of the approved SOW.

          .         GTEDS will retain documented functionality of previous
               Releases and SOWs where the functionality is unchanged.

          .         GTEDS will provide on configuration management resource for twenty-four (24) hours after delivery, to resolve configuration/distribution problems.

   1.11  Contract Type

          This is a Time and Materials SOW.

   Compensation Authorization

          .      This Statement of Work has an estimated 7,806 hours with a total compensation of $1,110,253 as defined below:

          -----------------------------------------------------------------------------------------------------
          Payment Deliverable                                                Authorized Payment
          =====================================================================================================
          Labor                                                                                        $943,163
          -----------------------------------------------------------------------------------------------------
          Travel                                                                                        $50,000
          -----------------------------------------------------------------------------------------------------
          Computer Support                                                                             $117,090
          -----------------------------------------------------------------------------------------------------
          Total                                                                                      $1,110,253
          -----------------------------------------------------------------------------------------------------

          Other Information:

          -----------------------------------------------------------------------------------------------------
          1/st/ Year Impact on COPS                                                                     $15,000
          -----------------------------------------------------------------------------------------------------

   1.13   Travel

          The following travel requirements are required for this SOW:

          .         GTEDS travel estimated costs 25 trips @ 2,000 per trip with a total of $50,000. Trips will be invoiced separately at cost.

   Special Considerations

          None

   Reporting Requirements

       None

Approvals

Approval authorizes GTEDS to proceed with scheduling and performing the work.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.



GTEDS                                                     Genuity Solutions Inc.

By - Signature                                            By - Signature

Printed Name                                              Printed Name

Title                                                     Title

Date                                                      Date

                               Statement of Work
                                    Between
                            GTE Service Corporation
                                      And
                           Genuity Solutions Inc. for
                             Smallworld - Release 5


1.0       Management Summary

     Introduction

               This Statement Of Work is appended to the Agreement for IT Transition Services ("Agreement") dated _________by and between Genuity Solutions Inc. ("Genuity") and GTE Service Corporation and its affiliates and shall be governed by the terms and conditions thereof. The services described herein shall be provided by GTE Data Services Incorporated (GTEDS) for a period of the earlier of one year from the Effective Date of the IT Transition Services Agreement or the date of completion of the work. This Statement of Work may not be renewed.

               This SOW outlines the tasks required by GTEDS for support of "Smallworld- Release 5".

     Executive Summary

               Genuity uses a network and facility engineering design package called "Smallworld". GTEDS currently supports Smallworld and has been previously engaged to do several projects to improve the accuracy of Smallworld data and enhance the usability of the package.

               This work is already well underway and entails specialized skills in GTEDS. It is expected to complete in September 2000 and Genuity does not have the staff to complete the project by that date.


2.0       Scope of Work

     2.1       Scope/Objective

               The scope of work for this Statement of Work includes all remaining system requirement tasks, high level system designs, detail designs, program management tasks including development workplans, and estimates for delivery of all Smallworld Release 5 components.

               A change request to this SOW will be issued for the remaining development, testing, implementation and training activities occurring after 04/28/00.

     2.2       Scope Requirements

               Based on the information provided by "Genuity" regarding Release 5, the scope of each specific component is as follows:

                    [_]  SMW/GRS Reconciliation
                         Development of workplans, estimates, detail designs and some coding efforts

                    [_]  Remote Access (Phase 1)
                         Development of workplans, estimates, demo, detail designs, and selection and configuration of COTS products

                    [_]  SMW Engineering Enhancements - Release 5
                         Definition of scope, development of workplans and estimates, high level designs

                    [_] Automated Engineering Packages - Revised Solution Development of workplans, estimates, detail design tasks and some coding efforts

     2.3       Work Package Description Summary

               See Attachment A, the Requirement and Conceptual Solution Document, for a summary of GTEDS understanding of the requested functionality. This Attachment references the Software Requirements Specification documents for targeted Release 5 components.

     2.4       Assumptions

               It is assumed that this work effort is for the time period from 04/01/00 through 04/28/00. Code Drop for these SMW Release 5 efforts will be identified and confirmed in a subsequent SOW change request.

               A change request to this SOW, incorporating all Smallworld Release-type activities, will be submitted to address the normal systems testing, UAT, and implementation activities performed in support of the verification of all Smallworld application release enhancements.

               "Genuity" resources are available and will support the planned efforts targeted prior to the effective date of this SOW. Included are:

               . the pre-planning and "As Is" business process definition session scheduled for February 23 and February 24, 2000 in support of the Automated Engineering Packages - Revised Solution
               . The follow-up session to map the "As Is" business processes of the proposed "To Be" business processes scheduled for February 28 through March 3, 2000.
               . the requirements clarification or "white-board" sessions in support of the ISP/Smart Power/HVAC enhancements to enable delivery of cost estimates and functionality within development windows for Release 5
               . timely decisions on the SMW/GRS Reconciliation direction to enable functionality to be delivered within the Release 5 development window
               . the Step 2 demonstration of the Remote Access solution set as requested by "Genuity" for presentation in March

               This SOW does not include work effort or costs for the SALAD group to perform any required interoperability testing in support of Smallworld Release 5. SALAD has identified themselves as a GNI organization and therefore should secure funding independent of this GTEDS SOW.

     2.5       Roles and Responsibilities

               GTEDS and "Genuity" team will have the following roles and responsibilities during the activities:

       ---------------------------------------------------------------------------------------------------------------------
                                                                                                      Responsibility
       ---------------------------------------------------------------------------------------------------------------------
            Phase                                      Activity                                  Primary        Secondary
       ---------------------------------------------------------------------------------------------------------------------
       Project Plan                         Document Business Requirements                       Genuity
       ---------------------------------------------------------------------------------------------------------------------
                                            Develop and Maintain Project Plan                     GTEDS          Genuity
       ---------------------------------------------------------------------------------------------------------------------
                                            Identify Team Members                                 GTEDS          Genuity
       ---------------------------------------------------------------------------------------------------------------------
       Design Solution                      Develop DS                                            GTEDS
       ---------------------------------------------------------------------------------------------------------------------
                                            Review/Approve DS                                    Genuity
       ---------------------------------------------------------------------------------------------------------------------

     Proposed Solution

       The various components of R5 will involve some custom development of both executable code and wizards, and some enhancement of existing applications as well as the implementation of new software. See HLD documents referenced in Attachment A for targeted Release 5 components.

     Milestone Schedule

      ----------------------------------------------------------------------------------------
                                                       Responsible                 Due Date
      Milestones                                       Party                       (dd-mm-yy)
      ========================================================================================
      SOW Estimate Submitted for Review                GTEDS                       03/10/00
      ----------------------------------------------------------------------------------------
      Approval to proceed                              Genuity                     03/17/00
      ----------------------------------------------------------------------------------------
      Completion of Integrated Detail Design Phase     GTEDS                       04/01/00
      ----------------------------------------------------------------------------------------
      Deliver ECG for Release 5                        GTEDS                       04/21/00
      ----------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------

       This SOW is to cover the design efforts of all components of R5. GTEDS will provide a complete schedule and development estimate after the Detailed Design document that integrates all the R5 components is completed.

     Deliverables

      2.6.a    "Genuity" Deliverables:

             2.6.a.1 "Genuity" shall participate in the creation of the Smallworld R5 Project Plan.

             2.6.a.2 "Genuity's" Program Manager will be responsible for the milestones assigned to "Genuity" and will participate in all management activities associated with the implementation of this SOW.

      2.6.b    GTEDS Deliverables:

             2.6.b.1 GTEDS shall prepare and deliver the following to "Genuity" in accordance with the requirements of this
                         SOW:
                     2.6.b.1.1    Detailed Design documents
                     2.6.b.1.2    Development schedule and estimate

      2.8.c    Deliverable Due Dates:

               The following schedule reflects the due dates for the required documents outlined in this SOW:

      ----------------------------------------------------------------------------------------------
                                                   Responsible                Due Date
      Deliverable                                  (PARTY)                    (dd-mm-yy)
      ==============================================================================================
      Signed Approval                              Genuity                    03/17/00
      ----------------------------------------------------------------------------------------------
      Complete Detailed Design documents           GTEDS                      04/01/00
      ----------------------------------------------------------------------------------------------
      Complete Development Estimate and Schedule   GTEDS                      04/15/00
      ----------------------------------------------------------------------------------------------

     The following schedule identifies the targeted milestones for Release 5 that will be documented and confirmed in a subsequent change request to this SOW anticipated on or about mid-April after all scope and design decisions are finalized.

      ----------------------------------------------------------------------------------------------
                                                   Responsible                Due Date
      Deliverable                                  (PARTY)                    (dd-mm-yy)
      ==============================================================================================
      Live in Production                           GTEDS                      07/28/00
      ----------------------------------------------------------------------------------------------
      User Training                                GTEDS                      08/07/00 - 09/15/00
      ----------------------------------------------------------------------------------------------

     Key Personnel

      Not Applicable

  Progam/Contract Managers

      In addition to the Program/Contact Managers named in Supplement No. 1, the following have been named specifically for this SOW.

      Title:     Genuity Program Manager
      Name:      David Baxley
      Address:   5800 Campus Circle East
                 Irving, Texas 75063
      Telephone: 972-465-6338
      Fax:       972-465-6576

      Title:     GTEDS Program Manager
      Name:      Jim Malec
      Address:   1 E. Telecom Parkway
                 Temple Terrace, FL 33637
      Telephone: 813-978-2185
      Fax:       813-978-4022

  Contract Type

      This SOW is comprised of two (2) pricing components in support of performing and completing all design phase activities of the identified components in Section 2.2, Scope Requirements, for Smallworld Release 5:

      . Time and Materials (T&M) for GTEDS to perform the system provisioning, production support, quality assurance, program management, training, and implementation activities required to complete the UAT and implement Smallworld Release 5
      . Firm Fixed Price (FFP) for vendor-related expenses on a pass-through basis

          Compensation Authorization

               2.12.1    Time and Materials
                         This Statement of Work has an estimated 2,242 hours with a total compensation of $352,961 as defined below:

                         --------------------------------------------------------------------------
                         Payment Deliverable                           Authorized Payment
                         ==========================================================================
                          Labor                                                             313,331
                         --------------------------------------------------------------------------
                          Travel                                                              6,000
                         --------------------------------------------------------------------------
                          Computer Support                                                   33,630
                         --------------------------------------------------------------------------

                         --------------------------------------------------------------------------
                          Total                                                            $352,961
                         --------------------------------------------------------------------------

               2.12.2    Fixed Price
                         The Fixed Price funding authorized by this Statement of Work is $249,830.

          Travel

             2.6.a No specific travel requirements are anticipated during the timeframes identified within this SOW. However, if travel needs do arise, GTEDS will identify and may request authorization and approval from "Genuity" prior to travel.

             2.6.b If approved, GTEDS may invoice "Genuity" for approved reimbursable travel expenses at actual costs incurred as a result of performance under a Statement of Work ("Reimbursable Travel Expenses") in accordance with the Master Contract.

          Acceptance Criteria

             GTE Data Services will ensure that the following criteria are met in the delivered product:

              . GTEDS will provide a complete and integrated design that will provide functionality as specified in the Requirement and Conceptual Solution Document, as of the date of the approved SOW.
              . GTEDS will retain documented functionality of previous Releases and SOWs where the functionality is unchanged.

          Reporting Requirements

             None


3.0        Special Considerations

           Due to recent redirection in the design and delivery approach for Automated Engineering Packages (Phase 1), the revised solution may not be part of this SOW or a revised delivery date for production may be necessitated.

Approvals:

           Approval authorizes GTEDS to proceed with the design phase of Release 5.

     This SOW pricing is valid for 90 days. If the SOW is not approved in 90 days, GTEDS reserves the right to alter or modify the schedule or the price of the work.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.

          GTE DATA SERVICES INCORPORATED               GENUITY SOLUTIONS INC.

     By - Signature                               By - Signature


     Printed Name                                 Printed Name


     Title                                        Title


     Date                                         Date

Attachment A - Requirement and Conceptual Solution Document

This section identifies the documents produced by the Work Request Review Board as GTEDS' understanding of the requested requirement and GTEDS' conceptual solution.

The following SRS and HLD documents for each respective Release 5 component serves as the basis for the requirements and conceptual solution of the enhancement.

     [_]  SMW/TBS Interface (Phase 1)
          . Software Requirements Specification - TBS/Smallworld Version 8.0 dated November 9,1999
          . Smallworld/TBS Interface - Release 1 - Combined High Level Design dated February 14, 2000

     [_]  SMW/GRS Reconciliation
          .    Reconcile GRS/Smallworld - Software Requirements Specification -
               Version 1.0 - dated January 20, 2000
          .    HLD - pending

     [_]  Remote Access (Phase 1)
          .    Smallworld Desktop Remote Access - Software Requirements
               Specification - Version 1.0 - dated January 21, 2000
          .    HLD - pending

     [_]  SMW Engineering Enhancements - Release 5
          . ISP Routing Visibility - Software Requirements Specification - Version 2.1 - dated December 29, 1999
          .    Smart Power/HVAC - Software Requirements Specification - Version
               1.0 - dated December 10, 1999

     [_]  Automated Engineering Packages - Revised Solution


     End of Attachment A

                               Statement of Work
                                    Between
                            GTE Service Corporation
                                      And
                             Genuity Solutions Inc.
                                   To Provide
                           Web Based Interface to PSR
1.0  Management Summary

     1.1  Introduction

        This Statement Of Work is appended to the Agreement for IT Transition Services ("Agreement") dated _________ by and between Genuity Solutions Inc. ("Genuity") and GTE Service Corporation and its affiliates and shall be governed by the terms and conditions thereof. The services described herein shall be provided by GTE Data Services Incorporated (GTEDS) for a period of the earlier of one year from the Effective Date of the IT Transition Services Agreement or the date of completion of the work. This Statement of Work may not be renewed.

        This SOW outlines the tasks required by GTEDS for support of "Web Based Interface to PSR".

     1.2  Executive Summary

        Genuity uses an operational support system called Telecom Business Solutions(C) (TBS) to accept new service orders and to design circuits for customers. Each user of this system is required to install a large, complicated, expensive program on his PC. Only a small number of users need the full capabilities of this large program. Most users only need the ability to enter and check the status of orders. This project makes those order management capabilities available via a standard Web Browser which already exists on everyone's PC.

        This work is already well underway and entails specialized skills in GTEDS. It is expected to complete in August 2000 and Genuity does not have the staff to complete the project by that date.


     1.3  Scope/Objective

          This scope of work included the following deliverables:

               .  Updated Project Plan
               .  Updated Software Requirements Specification
               .  Monthly Status Reports
               .  Updated Training Requirements Documentation
               .  User Acceptance Test Plan and Test Scripts

          Creation of a web based interface to existing TBS PSR module for order entry. Future phases will include capability to export status and tracking information from the PSR.

       Genuity acknowledges that the Web Based Interface, and all designs and code, Web pages created herein, for this Statement Of Work, are developed for use by multiple entities, including Genuity.

     1.4  Scope Requirements

           Based on the information provided by Genuity regarding the web-based interface to PSR, the scope of the project is as follows:

            .   This will provide a web-based interface into TBS/PSR for order entry, tracking and status update. PSR is the order entry module of TBS, which is developed by the vendor Metasolv. This will enable field and remote personnel to access limited TBS/PSR functionality remotely. Project will leverage the Genuity effort currently underway to provide web access to the CODA system. A conceptual diagram of the interface is shown in Appendix A. Detailed order status and tracking will not be available until Metasolv can deliver the work management API (currently scheduled for April 2000).

     1.5   Work Package Description Summary

           See Attachment A, the Requirement and Conceptual Solution Document, for a summary of GTEDS understanding of the requested functionality, and our conceptual solution for the request.

     1.6   Assumptions

            .    Several stages of the project will be performed in parallel rather than sequentially.
            .    Project team will be able to leverage the design and building efforts that went into the GNI internally developed CODA (Circuit Order Data Analysis) data base, especially during requirements sessions.
            .    There will be no requirement to provide ad hoc reports to end-
               users.
            .    Products not in PSR as of a to be determined freeze date will be provided as future release/upgrade.
            .    Project will not result in loss of current CODA reporting
               functions.
            .    Telecom sales end users will access detailed service/circuit information (beyond what is available through standard reports) by direct contact with the Telecom CSC

     1.7 Roles and Responsibilities:

          GTEDS and Genuity team will have the following roles and responsibilities:

---------------------------------------------------------------------------------------------------------------------
                                                                                               Responsibility
---------------------------------------------------------------------------------------------------------------------
Phase                                                    Activity                         Primary        Secondary
---------------------------------------------------------------------------------------------------------------------
Project Plan                         Document Business Requirements                        GTEDS          Genuity
---------------------------------------------------------------------------------------------------------------------
                                     Develop and Maintain Project Plan                     GTEDS          Genuity
---------------------------------------------------------------------------------------------------------------------
                                     Identify Team Members                                 GTEDS          Genuity
---------------------------------------------------------------------------------------------------------------------
Requirements Analysis                Conduct Kickoff Meeting                               GTEDS          Genuity
---------------------------------------------------------------------------------------------------------------------
                                     Schedule System Specification Meetings                GTEDS
---------------------------------------------------------------------------------------------------------------------
                                     Schedule Subject Matter Experts                      Genuity
---------------------------------------------------------------------------------------------------------------------
                                     Conduct System Specification Meetings                 GTEDS
---------------------------------------------------------------------------------------------------------------------
                                     Develop System Specification                          GTEDS
---------------------------------------------------------------------------------------------------------------------
                                     Review/Approve System Specification                  Genuity
---------------------------------------------------------------------------------------------------------------------
Design Solution                      Develop DS                                            GTEDS
---------------------------------------------------------------------------------------------------------------------
                                     Review/Approve DS                                    Genuity
---------------------------------------------------------------------------------------------------------------------
Program Development                  Develop Application                                   GTEDS
---------------------------------------------------------------------------------------------------------------------
System Testing                       Develop Integration/Systems Test Plan                 GTEDS
---------------------------------------------------------------------------------------------------------------------
                                     Conduct I/S Test                                      GTEDS
---------------------------------------------------------------------------------------------------------------------
                                     Develop User and System Documentation                 GTEDS
---------------------------------------------------------------------------------------------------------------------
                                     Review/Approve User and System Documentation         Genuity
---------------------------------------------------------------------------------------------------------------------
User Acceptance Test                 Develop Acceptance Test Plan                          GTEDS          Genuity
---------------------------------------------------------------------------------------------------------------------
                                     Develop Acceptance Test Cases                         GTEDS          Genuity
---------------------------------------------------------------------------------------------------------------------
                                     Conduct Acceptance Test                               GTEDS          Genuity
---------------------------------------------------------------------------------------------------------------------
                                     Approve Production Implementation Schedule           Genuity          GTEDS
---------------------------------------------------------------------------------------------------------------------
Training                             Train the User's Trainers                             GTEDS          Genuity
---------------------------------------------------------------------------------------------------------------------
                                     Conduct User Training                                Genuity
---------------------------------------------------------------------------------------------------------------------
Production Implementation            Installation of Release                               GTEDS          Genuity
---------------------------------------------------------------------------------------------------------------------


     1.8 Proposed Solution

         The web-based interface to TBS-PSR will be provided by using the TBS-PSR API from Metasolv. This will provide a 2-way interface into TBS for entering orders into the PSR and retrieving high level tracking and status information from the TBS database. This is dependent upon the installation of TBS V4.2. Web pages, server, and required databases will be delivered by GTE-IT. Detailed functionality requirements and design will be defined during a 2 phase requirements gathering session. Expected hardware and network requirements include connectivity via the GTE inter-WAN for the API server and web server, external connectivity for remote and field personnel using the web. Details of network and hardware requirements will be defined during the network and technical architecture review stages.

     1.9 Milestone Schedule: (Based on second release for status and tracking functions)

Milestones                                       Responsible               Due Date
                                                 Party                     (dd-mm-yy)
===============================================================================================================
SOW Estimate Submitted for Review                GTEDS                     3/29/00
---------------------------------------------------------------------------------------------------------------
Approval to proceed                              Genuity                   NLT 3/31/00
---------------------------------------------------------------------------------------------------------------
System Test                                      GTEDS                     7/31/00
---------------------------------------------------------------------------------------------------------------
Delivery to Customer                             GTEDS                     8/31/00
---------------------------------------------------------------------------------------------------------------
User Acceptance Test                             Genuity                   2 Days from Delivery
---------------------------------------------------------------------------------------------------------------
Sign-off/Acceptance                              GTEDS and Genuity         5 days from completion of Delivery
---------------------------------------------------------------------------------------------------------------

            After Genuity approves the SOW and provides the authorization to proceed, GTEDS will schedule all final due dates and provide an implementation plan, in addition to this matrix, that shows the logical sequences of events and key milestones. Key milestones on the critical path shall be closely monitored by GTEDS to ensure that schedule risk is minimized, and alternate paths and/or solutions are available if needed.

     1.10 Deliverables

          1.10.1    Genuity Deliverables:

                    .    Genuity shall participate in the creation of the Web
                       Based Interface to PSR Project Plan.
                    .    Genuity's Project Manager will be responsible for the
                       milestones assigned to Genuity and will participate in all management activities associated with the implementation of this SOW.

          1.10.2    GTEDS Deliverables:

                    GTEDS shall prepare and deliver the following to Genuity in accordance with the requirements of this SOW:

                    .  Project Plan
                    .  Software Requirements Specification
                    .  Training Requirements Documentation
                    .  User Test Plan and Test Scripts
                    .  Monthly Status Reports
                    .  Deliverable Due Dates


          1.10.3 The following schedule reflects the due dates for the required documents outlined in this SOW:

Deliverable                 Responsible       Due Date
                            (PARTY)           (dd-mm-yy)
================================================================================
Signed Approval             Genuity           5- 30 Days from 02-25-00
--------------------------------------------------------------------------------
Schedule                    GTEDS             10 Days From Approval
--------------------------------------------------------------------------------
Code                        GTEDS             To Be Determined based on approval
--------------------------------------------------------------------------------
Documentation               GTEDS             To Be Determined based on approval
--------------------------------------------------------------------------------

1.11 Personnel

        1.11.1 Role Definitions for GTEDS and Genuity are as follows:

               Project Manager
               .     Day to day management and production of stage-end
                  deliverables
               .     Reporting, Scheduling, and Monitor status reports
               .     Issues to the project team
               .     Ensures that the main interests being served by the project team are properly represented at the working level
               .     Provides continuity in the day to day coordination of the
                  project especially if there are changes in staff

               Technical Team
               .     Ensures that the technical quality of the deliverables are being produced and are consistent with the overall technical strategy of the corporation
               .     Assists in identifying all the technical tasks and
                  standards that need to be followed
               .     Identifies and allocates technical resources to facilitate the production of project deliverables

               Customer Representative
               .     Allocates business resources to the project team and
                  ensures that the project's results will work in the operational level of the business

               Project Team
               .     Participate in the entire project implementation
               .     Provide project status to Project Manger
               .     Complete task assignment (i.e., project plan assignment)
               .     Provide project deliverables
               .     Issues/action items resolutions
               .     Participates in weekly core team calls
               .     Provide project estimates
               .     Participate in scheduled project meetings

               Business Team
               .     Defines requirements
               .     Ensures that the operational interests of the business are being fully represented in the day-to-day operations of the project
               .     Helps identify who from the business areas can add value to the project team

               Key Resources
               .     Provide expert knowledge in specific business or technical area
               .     Contribute to the creation of stage deliverables by
                  providing information and review stage end deliverables

               Technical Support
               .     Ensure system is up and running
               .     Installations

               Network Support
               .     Provides expert knowledge and support for the
                  implementation of the project on the organization's LAN

               Process Coordinator

               .     Ensures quality of the technical deliverables produced
               .     Assists in identifying all of the technical tasks and
                  standards that need to be followed

               Project Change Control Board
               .     Reviews all changes ensures that all impacts have been
                  documented
               .     Approve changes that affect critical milestones

      1.11.2 Genuity will ensure the following resources are assigned to support enhancement activities:

               .     Sufficient subject matter experts and end users to define
                  system requirements during definition phases
               .     Sufficient end users for initial pilot training and user
                  acceptance testing
               .     Sufficient program/project management throughout the
                  project to participate in management discussions, issue resolution, risk mitigation planning.

      1.11.3 GTEDS will ensure the following resources are assigned to support enhancement activities:

               .     Sufficient requirements managers to formally define system requirements during definition phases. Sufficient technical subject matter experts to define architecture and network requirements during requirements and design phases.
               .     Sufficient technical personnel to create code, define
                  operating environments, perform unit and systems testing during construction and testing phases.
               .     Sufficient technical support for creating user acceptance
                  test environment and support of testing.
               .     Sufficient program management support to oversee and direct the project, participate management discussions, issue resolution and risk mitigation planning.


1.12  Program/Contract Managers

      The following have been named specifically for this SOW:


      Title:         Genuity Project Manager
      Name:          Jeanine Barker
      Address:       Mail Stop HQL13C54
                     5221 N O'Conner Blvd
                     Irving TX 75039
      Telephone:     972-791-4884
      Fax:           972 791 3077


      Title:         GTEDS Project Manager
      Name:          Doug Bird
      Address        Mail Stop HQM06A18
                     717 Hidden Ridge Drive
                     Irving, TX 75038
      Telephone      972-507-4622
      Fax:           972 507 2065

     1.13  Contract Type

           This is a Time and Materials SOW

     1.14  Compensation Authorization

        .     This Statement of Work has an estimated 8,851 hours with a total compensation of $971,628 as defined below:


    --------------------------------------------------------------------------
       Payment Deliverable              Authorized Payment
    ==========================================================================
       Labor                                                    $821,363
    --------------------------------------------------------------------------
       Travel                                                   $ 17,500
    --------------------------------------------------------------------------
       Computer Support                                         $132,765
    --------------------------------------------------------------------------
       Total                                                    $971,628
    --------------------------------------------------------------------------

        Other Information:

    --------------------------------------------------------------------------
       Capital (HW/SW & Network)                                $120,000
    --------------------------------------------------------------------------
       1/st/ Year Impact on COPS                                $ 93,670
    --------------------------------------------------------------------------

     1.15    Travel

             This SOW authorizes travel between Tampa, FL and Dallas, TX.

     1.16  Acceptance Criteria

           GTEDS will ensure that the following criteria are met in the delivered product:

            .   GTEDS will provide complete functionality as specified in the
              Requirement and Conceptual Solution Document, as of the date of the approved SOW
            .   GTEDS will retain documented functionality of previous Releases and SOWs where the functionality is unchanged.
            .   GTEDS will provide one configuration management resource for twenty-four (24) hours after delivery, to resolve configuration/distribution problems.


     1.17  Special Considerations

                None

     1.18  Reporting Requirements

                None

2.0  Approvals

     Approval authorizes GTEDS to proceed with scheduling and performing the work.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.


GTEDS                                          GENUITY SOLUTIONS INC.

By - Signature                                 By - Signature


Printed Name                                   Printed Name


Title                                          Title


Date                                           Date

Attachment A - Requirement and Conceptual Solution Document

Requirement Description

Provide web entry for new customer account creation including establishing relationship between customer/multiple billing account data and overwriting TBS default customer account number. Must also include ability to relate billing to customer, change relationships as required.

Perform order entry activities for private line, ATM, and FR circuits. Includes new, change, and sup orders.
Perform order entry activities for colocation.  Process LSOs
Ability to identify when circuit is going off or on network to cue generation of ASR
Pass error messages back to order entry web front end when TBS is unable to successfully process order.
Provide all canned PSR reports.
Provide channel to status key work flow checkpoints such as ASR, FOC, PTD, DLR Due and receive dates and explanitory notes.
Reports need to associate Telecom and GNI circuit IDs for same customer service Provide reports of circuits in jepoardy status
Provide summary activity or circuit reports for managers
Provide status report of PSR pending orders
Provide daily activity reports, customizable by user priveledge
Provide for system security by restricting allowed activity based on user ID and roles/privledges permissions
Provide online help and user guides for system
Define end user training required

Conceptual Solution

The web-based interface to TBS-PSR will be provided by first purchasing and installing the TBS-PSR API from Metasolv. This will provide a 2-way interface into TBS for entering orders into the PSR and retrieving high level tracking and status information from the TBS database. Web pages, server, and required databases will be delivered by GTE-IT. Detailed functionality requirements and design will be defined during a 2 phase requirements gathering session.
Expected hardware and network requirements include connectivity via the GTE inter-WAN for the API server and web server, external connectivity for remote and field personnel using the web. Details of network and hardware requirements will be defined during the network and technical architecture review stages.

Conceptual Diagram



End of Attachment A

                            Service Level Agreement

                                      For

                    Application Enhancement and Development

                                    Between

                               GTE Data Services

                                      And

                            Genuity Solutions Inc.



   This Service Level Agreement along with all attachments hereto shall be considered GTE Proprietary/Confidential Information

1.0  Introduction


This Service Level Agreement (SLA) GTI00200 outlines the tasks required for GTE Data Services Incorporated, a Delaware corporation, with offices for this agreement at One East Telecom Parkway, Post Office Box 290152, Temple Terrace, Florida 33687, to support Genuity Solutions Inc., a Delaware corporation, with offices for this agreement at 3 Van de Gaaff Drive, Burlington, Massachusetts 01803 (Genuity).

GTE shall perform in accordance with this Service Level Agreement and, when mutually executed for implementation, this Service Level Agreement becomes contractually binding on GTE and Genuity under the terms and conditions of the Agreement For IT Transition Services, dated ___________.

The primary focus of this Service Level Agreement is for providing software enhancements to existing applications and developing new application software at the request of Genuity.

Any inconsistency in this document shall be resolved by giving priority and precedence in the following order:

1. Authorization To Proceed / Statement of Work

2. Service Level Agreement (This Agreement)

3. Agreement For IT Transition Services

2.0  Scope of Agreement

Genuity will execute one or more Statement(s) Of Work (SOW), to which GTE shall have the responsibilities listed below. For purposes of this agreement, Genuity may issue an Authorization To Proceed prior to, or instead of, a Statement Of Work. All references to a Statement Of Work will also apply to an Authorization To Proceed.

The scope of work to be performed, the Deliverables and services to be provided shall be determined in such Statement(s) Of Work, including all attachments thereto. Each Statement Of Work that refers to this Agreement shall be deemed a separate agreement that incorporates the terms and conditions of this Agreement by reference. All references in this Agreement to a Statement Of Work shall refer to such documents. GTE and Genuity shall strictly observe the requirements of the Statement(s) Of Work in all respects.

The terms of this Service Level Agreement will cover, but are not limited to, the software applications, developed and/or maintained by GTE, that support Genuity at the time of the signing of the agreement. Additional software applications will be honored and supported under the terms of this Service Level Agreement in conjunction with an accompanying Statement of Work.

3.0  Genuity Roles and Responsbilities and Deliverables

3.1  Genuity Roles and Responsibilities

     The following are the accountabilities and responsibilities of Genuity:

     1.  Program Management
         -  Define and document work requirements
         -  Define scope, quantity and quality of solution
         -  Develop project schedules
         -  Prepare the project plan(s)
         -  Program Monitoring
         -  Track progress
         -  Compare actual to predicted cost/schedule/quality
         -  Analyze impacts
         -  Make adjustments

     2. Assure the project meets GTIE's development guidelines and systems requirements as defined in Statement Of Work

     3. Develop and document Genuity's project, functional and technical requirements

     4. Develop and document Genuity's acceptance criteria for all project deliverables

     5.  Provide input to the Conceptual Design

     6. Identify functional responsibilities to ensure all activities are accounted for, regardless of personnel turnover

     7.  Identify time limits for scheduling

     8.  Identify methodology for tradeoff analysis

     9.  Measure accomplishments against plans

     10. Identify problems so that corrective action may follow

     11. Know when objectives cannot be met, or shall be exceeded, and report appropriately

     12. Document and quantify change of scope requests

     13. Manage project within allocated time period

     14. Manage project within budget or costs

     15. Manage project to specified performance levels and standards as defined in the Service Level Agreement or a Statement Of Work

     16. Manage project with mutually agreed upon scope changes

     17. Manage Genuity's acceptance of the project deliverables

     18. Manage Genuity's acceptance of GTE's project plan

     19. Request and negotiate GTE's effort to develop enhancements to existing application software or development of new application software

     20. Provide functional knowledge to provide additional information concerning requirements and IR's

     21. Issue a Statement Of Work to GTE for the development and testing support of the enhancement or new application software and other support as documented in the Statement of Work

     22. Provide all supporting documents to support the enhancement process as defined in Statement Of Work

3.2  Genuity Deliverables

     Genuity shall prepare and deliver the following to GTE in accordance with the requirements of this Service Level Agreement recognizing that time is of the essence with respect to the Deliverables under this Service Level
     Agreement:

        Deliverable #1 - Statement Of Work

        A signed Statement Of Work will be delivered by Genuity to GTE for work that is requested to be done. GTE will not be obligated to perform any services in the absence of a signed Statement of Work.

        Deliverable #2 - Project, functional and technical requirements and supporting documents

        A requirements document will be produced by Genuity that documents the specifications of the requested enhancement or new application software.

        Deliverable #3 - Acceptance Criteria

        Genuity will document the acceptance criteria of the requested enhancement/ development effort to ensure that estimates of effort for the project are accurate and that the resulting deliverables meet the needs of Genuity.

3.3  Development Plan Review and Approval

     The Genuity Program Manager shall review and provide comments to the Development Plan provided by GTE. GTE shall submit a revised Plan to Genuity within five (5) business days if necessary.

3.4  Deliverable Acceptance

     Genuity shall review and accept or reject all GTE Deliverables in writing pursuant to the acceptance criteria specified in this document and the Statement Of Work.

4.0  GTE Data Services Responsbilities and Deliverables

4.1  GTE Data Services Responsibilities

     GTEDS shall create a Requirements Document, High Level Design, Detail Design, develop code, and/or modify the programs in accordance with Genuity requirements. In addition, GTE will execute unit, system, or any other requested testing on the programs resulting from development or modification of the programs and provide, system, integration, and User Acceptance Test support for the programs as defined in the Statement Of Work.

     The following are the accountabilities and responsibilities GTE:

     1.  Project Planning
          .  Define work requirements
          .  Define quantity of work packets
          .  Define resources needed
          .  Develop detail development plan(s)
          .  Prepare detail development schedule(s)

     Submit project plan(s) and schedules for Genuity approval

     2.  Project Monitoring
          .  Track progress
          .  Compare actual to predicted cost/schedule/
          .  Analyze impacts
          .  Make adjustments
          .  Lead GTE project review meetings
          .  Prepare monthly project status reports


     3.  Understand Genuity's acceptance criteria

     4. Identify technical responsibilities to ensure all activities are accounted for, regardless of personnel turnover

     5.  Identify time limits for scheduling

     6.  Measure accomplishments against plans

     7.  Identify corrective action  for problems

     8. Know when objectives cannot be met, or shall be exceeded, and report appropriately

     9.  Identify and quantify any change of scope requests

     10. Manage development phases within allocated time period

     11. Manage development phases within budgeted hours and/or costs

     12. Manage GTE's responsibilities concerning compliance to specified performance levels and standards

     13. Manage GTE's responsibilities concerning compliance with mutually agreed upon scope changes

     14. Manage GTE's responsibilities to provide deliverables according to acceptance criteria

     15. Provide Requirements definition support as requested in the Statement Of Work

     16. Create the High Level Design

     17. Estimate the effort to implement and provide test and warranty support for the enhancements

     18. Develop the Conceptual Design

     19. Create the Detail Design

     20. Code, unit test

     21. Perform the level and type of testing required for each Statement Of
         Work

     22. Provide technical support and problem resolution for User Acceptance
         Test

     23. Provide technical support and problem resolution for Warranty

     24. Provide updates to the technical documentation

     25. Maintain the environment necessary to modify and unit test the code

     26. Participate in the response preparation to questions documented in level 0 IRs or Task Q&A as requested

     27. Participate in conference calls requiring technical support

     28. Perform special tasks and assignments as requested in the Special Consideration section of the Statement Of Work

     29. Perform special assignment tasks as requested in a Special Assignment (Consulting) Statement Of Work

4.2  GTE Data Services' Deliverables

     GTE shall prepare and deliver the following to Genuity in accordance with the requirements of the Statement Of Work recognizing that time is of the essence with respect to the Deliverables. Genuity shall review and accept or reject the Deliverables in accordance with documented acceptance criteria.

     Deliverable #1 - Statement Of Work

          Based on a the receipt of a Work Request, GTE will analyze the request and prepare a Statement Of Work which documents the solution overview, implementation time, implementation price and assumptions. Genuity will review the Statement Of Work. If Genuity accepts the Statement Of Work, a signed copy will be returned to GTEDS.

     Deliverable #2 - Development Plan and Schedule

          GTE shall provide an initial written Project Plan by the date documented in the Statement of Work. The written Project Plan shall be developed using a standard project management software package. The plan shall identify each phase of the development process with the corresponding start and end dates, and effort required for each phase. Within each phase, the plan shall identify each deliverable, or work package created out of the process with their corresponding start and end date and effort. It shall also include milestones, inspections, dependencies and critical path of the deliverables. The plan shall be monitored by both GTE and Genuity to ensure that no project jeopardy conditions arise.

          The Project Plan will be submitted for approval to Genuity according to the agreed upon Statement of Work. Genuity shall approve or disapprove the plan within five (5) working days. If the plan is not approved, Genuity will clearly communicate in writing the corrections that need to be made to the plan. GTE will revise the plan within five
          (5) working days and resubmit it to Genuity. Work may be delayed if the plan is not approved within the specified time frame.

          It is expected that GTE will have a more detailed work plan and schedule that is used to manage their own detail steps, processes and staff. This plan may change repeatedly as necessary. The Project Plan submitted to Genuity may only change as a result of formal Change Control. The Change Control process is specified in the Statement Of Work. If GTEDS requires a change to the Project Plan, they must submit a Change Request to Genuity as defined in the Statement Of Work.

     Deliverable #3 - Status Reporting

          GTE shall prepare and submit monthly, or as specified in the Statement Of Work, written status reports that indicate progress against the Project Plan. The report shall include, but not be limited to:

          . a written summary of accomplishments during the current reporting period, as compared with the Statement Of Work cost and schedule;

          . a written summary of all concerns or issues for the current reporting period along with the plan and projected date for resolution;

          . a written status of outstanding concerns or issues that were reported in previous reporting periods;

          . a written status of milestones that are due during the reporting period and of milestones that were due during the previous reporting period, but were not completed;

          . a written status of any Change Requests and their cost and schedule impact, if any;

          .  any other information that affects the work effort.

     Deliverable #4 - High Level Design

          The written High Level Design Specification uses narrative and may use diagrams, to convey the functionality required in a new system or changed functionality in an existing system.

     Deliverable #6 - Functional Documentation

          GTE shall provide Functional Documentation in accordance with the requirements, Statement Of Work and GTE standards.

4.3  Non-Standard Interfaces

     GTE shall ensure there shall be no new undocumented, non-standard interfaces or program code in the final Deliverables to Genuity. "Non-Standard Interfaces" shall be defined as interfaces or program code that does not meet industry standard technical and coding specifications.

4.4  Quality Assurance Management Plan

     GTE shall prepare a Quality Management Plan that identifies the specific activities that will be performed and products developed to ensure that the software developed meets quality objectives. The Quality Plan will be made available to Genuity upon request.

4.5  Facilities

     GTE shall provide employee physical facilities including workstation and all other necessary equipment to complete the Deliverables for the design, code, and test phases unless specified in the Statement Of Work.

4.6  Testing and Warranty Support

     Throughout the term of the Statement Of Work, GTE shall provide Maintenance and Support for all Deliverables. This includes support during all phases prior to the end of Warranty.

     GTE shall supply qualified support personnel to correct problems within GTE supported code. Resolution of incidents shall be in accordance with the Enhancement Service Level Agreement specified in Section 6.3.

     Additionally, GTE agrees to have qualified resources available by pager five (5) days per week. GTE shall respond to all messages within thirty
     (30) minutes. Qualified resources shall be defined as GTE employees who are knowledgeable of the product.

4.7  Post Warranty Support

     Following the Warranty Period, GTE shall provide maintenance and support as described in the Maintenance Service Level Agreement and/or a Maintenance Statement Of Work.

4.8  Century Compliance

     GTE will not add or create any new code or functionality that will make the systems non compliant for the year 2000.

5.0  Mutual Responsibilities

5.1  Progress Meetings

     Genuity and GTE shall support and provide representation at scheduled progress review meetings, in accordance with the Project Plan.

     GTEDS shall be responsible for coordinating the progress review meetings as deemed necessary, notifying the appropriate attendees, and ensuring that each meeting takes place according to the schedule, and shall record and distribute minutes of each meeting within three (3) business days of the conclusion of each meeting. These reviews shall include, but not be limited to: performance status update, schedule update, cost status, inspection status, pending changes, and open issues/action items.

5.2  Problem Identification

     Genuity and GTE shall document problems identified during all testing phases of software development after unit test including integrated testing and System Testing in INFOMAN. GTEDS personnel shall be responsible for monitoring INFOMAN for project related problems and assigning problems to appropriate personnel for resolution. Problem resolution requested due dates shall be determined by the status of Critical or Non-Critical. Genuity reserves the right to promote non-critical to a critical classification based on the valid business impact of the IR and shall notify GTEDS of the reason.

5.3  IR Escalation Process

     Escalation occurs if:
     . GTE or Genuity fails to acknowledge beeps within the agreed upon time. . It is estimated that the resolution and/or work around will take longer than can be negotiated.
     . Genuity is unavailable to GTE during resolution process and unavailability will impact GTEDS's ability to meet the customer commit date with the resolution.

     Current escalation flow from Genuity to GTE:

     1. PSS / Help Desk beeps the primary twice.  If no answer...
     2. PSS escalates to the secondary
     3. Next level is GTE Section Manager
     4. Next level is GTE Manager
     5. Next level is the GTE Director
     6. Next level is GTE Vice President
     7. Final level is the GTE Vice President

     Current escalation flow from GTE to Genuity:

     1. GTE beeps twice.  If no answer...
     2. Next level is Genuity Section Manager
     4. Next level is Genuity Manager
     5. Final level is Genuity Director

     GTE and Genuity will each ensure that the other has been provided an escalation list that includes home, work and beeper numbers for pertinent personnel.

6.0  Performance Measures and Acceptance Expectations



6.1  Timeliness of Deliverables

     Deliverables are defined as those items created in the development process that are listed in Section 4.2 and those delivered to Genuity. Examples include but are not limited to completion of documentation and delivery of code.

     All Deliverables will be delivered on the due date documented on the Statement of Work or approved Project Plan. If a deliverable is not complete on the due date, GTE will use commercially reasonable efforts necessary to expeditiously complete the Deliverable as soon as possible. If either party requires a change to the due date of a deliverable, then they must submit a Change Control Request to the other party as defined in the Statement Of Work.

6.2  Acceptance Criteria of Deliverables

     GTE will develop each Deliverable to meet the documented Acceptance Criteria in the Statement Of Work. If additional Acceptance Criteria is needed then the corresponding Acceptance Criteria will be defined as documented in the Project Plan.

     Genuity shall accept or reject each Deliverable, in writing, in the agreed to time period documented in the Project Plan. If rejected, Genuity shall clearly state the reason(s) for rejection. GTE shall present a suitable correction and completion date to Genuity. GTE shall then make the corrections and resubmit the Deliverable.

6.3  User Acceptance Test and Warranty Support

   The purpose of the Pre-production testing is to ensure that the enhancements made to the system function in accordance with the Customer Requirements and the High Level Design. It is also to ensure that the unmodified code and continuing functions, logically process per the current documented specifications.

   During User Acceptance Testing, the role of GTE is to provide technical support by executing the physical programs and technical procedures and correcting any errors found in the coding logic. During User Acceptance Test and Warranty, the role of GTE is to provide technical support, correct any errors found in the coding logic, and ship the code to Genuity.

   The types of Incident Requests (IRs) that can arise during the test and the expected response time to address those IRs are documented in Attachment B.

   The IR goals/targets/baselines for performance reporting have been set as indicated below. A low number of incoming IR quantities will have a tendency to skew the results either higher or lower on a month to month basis.

  .  Goal      90-100% on time resolution
  .  Target    85-89% on time resolution
  .  Baseline  80-84% on time resolution

  These terms are defined as follows:

  Goal     -  Grade of service that GTE will be striving for
  Target   -  Grade of service that should initially be expected
  Baseline -  This should be the minimum quality of service provided by GTE for resolution of IRs. When the on-time resolution percentage is in this range, appropriate action should be taken to improve results.

6.4  Returned IR Parameters

Returned IRs are considered problem fixes that have been implemented in the customer's environment, either in User Acceptance Test or Warranty, and Genuity and GTE have determined that the fix did not resolve the problem described in the IR. For returned IRs, the original IR number is used. If the returned IR has been closed a new one is opened. Returned IR goals have been set as indicated below. Low number of incoming IR quantities will have a tendency to skew the results either higher of lower on a month to month basis.

  .  Goal     0 - 5% returned
  .  Target   6 - 10% returned
  .  Baseline  11 - 15% returned

  These terms are defined as follows:

  Goal     -  Grade of service that GTEDS will be striving for
  Target   -  Grade of service that should initially be expected based
  Baseline -  This should be the minimum quality of service provided by GTE for resolution of IRs. When the on-time resolution percentage is in this range, appropriate action should be taken to improve results.

7.0  Time Reporting

GTE will provide timely and accurate time reporting of the hours expended to complete the effort defined in the Statement Of Work. Time reported to complete a Statement Of Work will only be shared with Genuity if the Statement Of Work payment terms are based on time and materials.

For IRs, Time will be reported at the IR number level. Time reporting will be created by IR containing hours by defect and non-defect IRs.

For enhancements, hours will be separated and reported by

  .  Requirements Support

  .  High Level Design and/or Support

  .  Detail Design

  .  Code / Unit Test

  .  System Test Support

  .  User Acceptance Test Support

  .  Warranty

8.0  Quality

GTE agrees to provide products and services to Genuity that consistently meet the requirements defined in this agreement and related documents.

8.1  Practices and Guidelines

GTE will be using existing practices developed by GTE Information Technology as the basis for detailed instruction/direction for IR service delivery as well as development and enhancements. In the Information Technology Practices, standard Quality Assurance processes for reviews, inspections, testing, etc. are defined. As the business demands, these practices will be updated to ensure GTE is positioned to best serve the customer.

8.2  Quality Procedures

GTE shall adhere to rigorous Quality Control and Quality Assurance procedures to ensure Deliverables are satisfactorily completed. GTE's Quality Control and Quality Assurance procedures shall ensure that:

 .  Deliverables meet the requirements

 .  Deliverables are executed within the agreed time frame

 . Project Deliverables have minimal defects, as defined in the acceptance criteria, when delivered to Genuity or delivered to the next stage/activity within the project

 . Product deliverables are maintainable and can be enhanced to Genuity's requirements

 . Project statistics are collected for improvement in processes and also for use as the historical basis for enhancing the accuracy of future estimates

9.0  Continuous Process Improvement

 If a process needs to be developed or refined as a result of implementing a Statement of Work, reporting the hours expended, or negative performance against service levels, then a process development plan will be developed, agreed to and executed jointly by GTE and Genuity. Upon implementation of the plan, both parties will monitor for improvements. Either party will report at the Project Review Meeting as soon as it is determined that these actions have corrected the deficiencies. Either party will also report if processes are not working, thereby causing them not to meet the terms and conditions outlined in this agreement.

10.0  APPROVALS


IN WITNESS WHEREOF, the parties have executed this Service Level Agreement on the date or dates indicated below.


GTE Data Services                                   Genuity Solutions Inc.


By - Signature                                      By - Signature


Printed Name                                        Printed Name


Title                                               Title


Date                                                Date

Attachment A - Definitions/Acronyms

When used in this SLA, the terms listed below shall have the following meanings:

     Acceptance is defined as written notification from the receiving party's Manager indicating that the Deliverable has been evaluated and satisfies Acceptance criteria.

     Critical IR - System is non-operational or has the potential to become non-operational.

     Change Request refers to a formal documented notification of additional or modified Services under this SLA.

     Commitment Due Date is the date the Deliverable or IR is promised to the customer.

     Conceptual Design - A High Level functional design, using narrative and sometimes diagrams, describing the new system or new system requirements.

     Customer refers to Genuity

     Deliverable(s) refers to materials or Services prepared by GTE under this SLA.

     Documentation shall mean user manuals and all other written materials that relate to particular Code, including materials useful for design and machine-readable text or graphic files subject to display or print-out. Documentation shall include any Maintenance Modifications or Enhancements to such Documentation in existence from time to time.

     Due Date is the internal due date the incident must be delivered to the IR Coordinator.

     First Line Support is defined as the following activities performed by
     Genuity:

     .    Problem identification and logging - recording the problem

     . Problem determination - diagnosing what caused the problem (data, application software, system software, procedures, etc.)

     . Problem distribution - ensuring the problem is routed to Second Line Support

     . Problem resolution - receiving problem fixes from Second Line Support, installing problem fixes and performing any necessary testing.

     .    Problem closure - closing the problem

     GTE Code, Genuity Code, or Third Party Code refers to software Code in which GTE, Genuity, or another identified entity, respectively owns intellectual property rights.

     GTE Materials, Genuity Materials, or Third Party Materials refers to Materials in which GTE, Genuity, or another identified entity, respectively, owns intellectual property rights.

     High Level Design - A specification that uses narrative and may use diagrams to convey the functionality required in a new system or changed functionality in an existing system.

     Implementation refers to the product implementation activities performed by GTE at Genuity's site.

     Incident is defined as a defect or a perceived defect in the application product. A defect in the application product components is defined as functionality not working substantially in accordance with the specifications and documentation.

     Incident Report (IR) is the documentation of a perceived problem identified by Genuity or GTEDS via INFOMAN.

     Incident Report (IR) Resolution is defined as a situation in which all impacted parties agree upon a proposed solution.

     INFOMAN refers to a problem tracking system where Incident Reports are entered and tracked and where resolution information is available. (INFOMAN is an IBM product.)

     Modifications shall mean changes, revisions, or additions made to this Agreement by agreement between GTE and Genuity.

     Non-Defect Incident is defined as a reported incident that is determined to be one of the following:

     . Incident reports deemed answer only, meaning that there was no coding defect in the software and/or the functionality is properly documented.

     . Data related problems resulting from Genuity's data, not a coding defect in the software.

     . Operational-related problems resulting from Genuity's operations of the system, not a defect in the system.

     Notice refers to written communications to be made or given by one party to the other party. Notices shall be sent by hand delivery against receipt, or receipt requested or E-mail with return receipt requested; and shall be deemed given on the date shown on the receipt

     NSC refers to the GTEDS National Support Center.

     Personnel shall mean either party's employees or an employee of that party's subcontractors working under this Agreement.

     Returned IRs will refer to IRs which are returned because Genuity did not accept the IR resolution.

     Schedule shall mean the delivery schedule identified in the Statement of Work.

     Second Line Support is defined as providing assistance in determining the cause of software problems, and taking the appropriate actions required to correct problems.

     Services shall mean the expenditure of time by GTE personnel or other effort necessary to accomplish the objectives identified and specified in the Statements of Work.

     Shipment refers to scheduled or unscheduled code distributions occurring after a release has been delivered.

     Software refers to the operating system, databases, application code, and third party products.

     Stakeholder refers to a party that has responsibility for, or that is impacted by an action or deliverable.

     System refers to the individual system that consists of the hardware and software.

     System Test refers to the testing conducted by GTE to test the functionality of the system.

     Technical Documentation refers to the documentation created to describe the design, architecture, and processing of the system. May include an Install Guide, TCID Letter, application schematic and Job Precedence Chart.

     Time & Material IR is an IR that is billed to the customer on an hourly basis.

     Unit Test is the lowest level of testing performed on an individual module or program prior to combining (or linking) it with other tested modules/programs.

     User Acceptance Test - refers to the testing conducted by Genuity to test the functionality of the system.

     Warranty Period is a limited period of time where, if defects are found by Genuity, GTE will correct the defect as defined in the contract warranty provisions, at no charge to the customer.

     Work-Arounds is a Temporary fix to an incident which cannot be delivered by the customer requested date/time or release schedule window.

                               END ATTACHMENT A

Attachment B - Incidents Priority Levels and Descriptions

Incidents Priority Levels/Descriptions

--------------------------------------------------------------------------------
Level     Description
--------------------------------------------------------------------------------
0 Question - Inquiry regarding requirements, documentation, or application functionality.

AO        .  Non-critical  - No Beep

          . GTE will assign resources to Level 0 incidents, as the resources become available.

          . The answers to Level 0 incidents will be distributed as soon as they are completed.

          . Answer must be approved by GTE Lead and then routed for distribution to customer, or forwarded to appropriate personnel for resolution.
--------------------------------------------------------------------------------
1 Non-Critical Problem Incidents - Delivery is planned based on due date and resource availability.
SH,SR
          .  Non-critical  - No Beep

          .  Resolution is due to customer per requested due date.

          .  INFOMAN will be updated for Level 2 incidents as status changes

          .  Level 2 incidents will be unit tested.

          . The unit test results will be reviewed, verified, and approved by an GTE Lead.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2 Critical Problems Incidents - Production system is non-operational or has the potential to become non-operational.
IA, PR
          . Deliver fix or provide work around within twenty-four (24) hours to Genuity

          .  These incidents will be unit tested

          .  GTE will immediately assign all relevant resources

          . GTE will use its reasonable best efforts to pursue resolution of the problem including working beyond normal business hours

          . GTE will update Infoman with a status every four (4) hours or as the situation changes

          . Escalation procedures will be followed if GTE fails to contact Genuity within thirty (30) minutes
--------------------------------------------------------------------------------

                                END ATTACHMENT B

                               Statement of Work
                                    Between
                            GTE Data Services, Inc.
                                      And
                            Genuity Solutions Inc.
                                  To Provide:
                   GNI Performance Management Phase III/IV;
             Solution for the SONET, ATM and Frame Relay Networks

    This SOW along with all attachments hereto shall be considered GTE Data
              Services, Inc. Proprietary/Confidential Information

1.  Management Summary
    1.1.  Introduction

    This Statement of Work is appended to the Agreement for Transition Services dated _______by and between Genuity Solutions Inc. ("Genuity") and GTE Service Corporation and its affiliates and shall be governed by the terms and conditions thereof. The services described herein shall be provided by GTE Data Services Incorporated ("GTEDS") for a period of the earlier of the date of completion of the work or December 31, 2000.

    1.2.  Executive Summary

    Genuity desires to continue the ongoing development of a Global Network Infrastructure Performance Management ("GNI PM") solution with GTEDS. The GNI PM solution, as referenced herein in more detail, enables Genuity's customers to access appropriate performance data. Genuity has determined development of such a solution involves skill sets and core competencies currently not internally available. Using another provider for the development of the GNI PM solution could delay Genuity's current business plans. Accordingly, Genuity desires to complete the work as contained herein within the stated time frame, and GTEDS desires to continue this work during this transition period.

2.  Scope of SOW

    2.1.  Scope/Objective
    This document describes the proposed work for the Phase III development of new features and enhancements to TIPS, the Performance Management and SLA validation solution deployed at GNI to measure and report on the SONET, ATM and Frame Relay services of GNI, within the framework of Customer Service Assurance.

    Background: GTE's Global Network Infrastructure (GNI) is a state-of-the-art network based on a nationwide SONET-192 backbone, which supplies both switched and routed broadband data transport. It is a complex network whose management responsibilities are shared between GNI and its customers. Figure 1 below outlines the architecture of GNI and demarcates the areas of network management responsibility for SONET, ATM and FR segments deployed in the Network.

                                   SOW - GNI Performance Management Phase III/IV
--------------------------------------------------------------------------------


                             [GRAPH APPEARS HERE]
                 Fig. 1 Demarcation of Responsibilities in GNI

     For network management purposes, Customer Premises Equipment lies wholly within the customer's control and responsibility. The performance of the core SONET-and-ATM network is wholly the responsibility of GNI; at Edge Switches and at ATM and Frame Relay User-Network interfaces, there is an overlap of responsibility between GNI and the customer (compare Figure 2, below). That is, GNI is responsible for monitoring customer traffic at the User-Network Interface, while the customer is responsible for incoming traffic's satisfying the terms of the traffic contract.


              Fig. 2 Overlap of GNI and Customer Responsibilities

                                   SOW - GNI Performance Management Phase III/IV
--------------------------------------------------------------------------------

     Most explicitly, GNI will be entirely responsible for the network from the point of UNI attachment at an Optical Point of Presence (OPOP) to the point of exit from GNI at an OPOP, not simply from switch port to switch port. GNI also has partial responsibility beyond the OPOP toward customer equipment: in the case of customers whose traffic reaches the GNI network via a LEC link, GNI will assume responsibility to monitor the intermediate link as well.
     When symptoms of performance problems surface in the network, it is extremely difficult to determine their focus. ATM is a highly complex technology with sophisticated traffic management schemes designed to guarantee Quality of Service, which make troubleshooting any problem a matter of considerable difficulty.

     2.2. The Overall Problem Statement
     There is for GNI, therefore, an authentic need for an effective tool or solution capable of gathering, processing and analyzing the vast amount of performance data that ATM, Frame Relay and SONET traffic generates, both for its own sake and in support of Fault Management and Customer Care. There is also a need to use this data to manage the Customer SLAs on the various services being offered by GNI. GNI will gain market edge by not only tracking and validating SLAs on its end-to-end ATM, Frame Relay services, but making the Performance and SLA-Exception reports directly available to its customers.

     2.3. The Proposed Solution and Previous TIPS Deliveries
     TIPS, a system built by Operations Systems Laboratory of GTE Laboratories, has been deployed at GNI as a solution to the above posed problem of SLA validation and Customer Services Performance Management for ATM and SONET networks. TIPS collects performance and fault data from network management systems (NMSs, Ascend BulkStats) and network topology information from data warehouses (eg. Remedy, TBS) and NMSs (NavisCore, INM TM) and estimates and reports on the customer service performance levels. Using these estimates, TIPS is able to validate the SLAs and identify services for which customer SLAs may not have been met.
     In its current state, TIPS is in production for ATM customer services and produces Throughput and Availability reports for circuits, PVCs, SVCs, Trunks and Ports. It also produces delay reports for the test circuits set up by the INQIRE system NIL. Due to unavailability of valid and clean data from the Remedy interface, the SONET reports have not been put into production yet.

     2.4. Proposed Work for Phase III and Phase IV
     The basic areas in which work will be done in Phase III and IV can be categorized as follows:

          . Interfacing with TBS, a central data repository for customer services related information.
          . Secure user/customer access to TIPS reports via a new authentication and authorization procedure.
          . Upgrade to Naviscore Jade M2.1.
          . Enhancement of report presentations (more graphical, variety of formats).
          . Enhancements, including adding more statistics, configuration information to existing reports, oversubscribed port exclusions.
          . Deriving latency measurements between all pairs of ports.

                                   SOW - GNI Performance Management Phase III/IV
--------------------------------------------------------------------------------

          . New Customer Billing Summary report, trunk and port utilization reports and backhaul report
          . New web-based TIPS administration tools.

The goal of the Phase III/IV solution is to support and further enhance GTE GNI's capabilities of monitoring customer network services using TIPS. The overview of the work to be done in these phases is outlined in section 1.5. The detailed matrix and a schedule is in the following table. It should be noted that here Phase III means a delivery date at the end of 2Q, and Phase IV means a delivery date at the end of 4Q.

----------------------------------------------------------------------------------------------------------------------
     TITLE                   DESCRIPTION               Priority   REQUESTOR  TECHNOLOGY      Phase 3       Phase 4
     -----                   -----------               --------   ---------  ----------      -------       -------
                                                                                             Delivery      Delivery
                                                                                             --------      --------
----------------------------------------------------------------------------------------------------------------------
Interface with   Need to go directly to TBS for          HIGH     George       GENERAL      Prototype       Deploy
TBS              circuit and customer data                        Case
                 instead of Remedy
----------------------------------------------------------------------------------------------------------------------
Customer View    Customer Network Monitoring             HIGH     Mike         GENERAL     Authorizaton
                 capabilities.  Allow the customer                Blasius                   & Level 1
                 to view their reports on the                                             Authentication
                 Internet.
----------------------------------------------------------------------------------------------------------------------
Graphical Views  Need to enhance the views by            HIGH     George       GENERAL                    Graphical,
                 adding graphs                                    Case                                       XML,
                                                                                                          PalmPilot,
                                                                                                           WebPhone
----------------------------------------------------------------------------------------------------------------------
Web Admin Tools  Need a web front end for the            HIGH     Steve         ADMIN          Yes
                 Admin tools.                                     Erickson
----------------------------------------------------------------------------------------------------------------------
Fault Alerts     Need mechanisms to alert when           HIGH     Steve         ADMIN     Clean up logs     Alerts
                 there is a fault with a TIPS                     Erickson
                 process.
----------------------------------------------------------------------------------------------------------------------
HTML Reports     Need HTML reports capable of           MEDIUM    George       GENERAL         Yes
                 printing                                         Case
----------------------------------------------------------------------------------------------------------------------
Real Time        Real time monitoring needs to            LOW     George       GENERAL    Yes / Non-Labs
Monitoring       be more "real-time"                              Case
----------------------------------------------------------------------------------------------------------------------
Review of        Need to review the original             HIGH                                Non-Labs      Non-Labs
Original Req's   requirements document to be
Doc.             sure we havn't overlooked any
                 requirements defined at that point.
----------------------------------------------------------------------------------------------------------------------
Interface to     Jade M2.1 date for production is        HIGH     George         ATM           Yes
Naviscore Jade   May 1st.                                         Case
M2.1
----------------------------------------------------------------------------------------------------------------------
Summary Report   Would it be possible to create a        HIGH     Scott          ATM           Yes
                 one page summary report in                       Wilson
                 TIPS 2 similar to the attachment
                 by listing the highest utilization
                 per trunk?
----------------------------------------------------------------------------------------------------------------------
LPORT Name       We need an enhancement to               HIGH     Mike           ATM           Yes
                 name customers to logical ports                  Blasius
                 like we do for circuits (logical
                 port name with
                 //Customer_Name).
----------------------------------------------------------------------------------------------------------------------

                                   SOW - GNI Performance Management Phase III/IV
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Slot & Port      Is it possible to add the slot and     MEDIUM    Scott          ATM           Yes
                 port as a choice to the output                   Wilson
                 data?  I sort the data into a
                 report that looks like this
                 attachment.
----------------------------------------------------------------------------------------------------------------------
Backhaul         Include backhaul into network          MEDIUM    Mike           ATM                         Yes
Report           availability.                                    Blasius
----------------------------------------------------------------------------------------------------------------------
Polling          Network availability is not             HIGH     Mike           ATM
                 reliable enough.  Develop approach               Blasius
                 that is tighter.  Direct traps,
                 SNMP polling, reliable traps
----------------------------------------------------------------------------------------------------------------------
Port             Add port utilization reports           MEDIUM    Mike           ATM        More Info
Utilization                                                       Blasius                    Required
Reports
----------------------------------------------------------------------------------------------------------------------
Trunk            Add trunk utilization by Class of      MEDIUM    Mike           ATM        More Info
Utilization      Service reports.                                 Blasius                    Required
report
----------------------------------------------------------------------------------------------------------------------
End to End       Need to get availability and             Low     Mark           ATM                         Yes
Statistics       Throughput statistics from CLEC's                Fuglestad
                 and provide reports.
----------------------------------------------------------------------------------------------------------------------
Billing          Need report to give to billing for       Low     Mark           ATM        Prototype       Deploy
Summary          credits                                          Fuglestad
Report
----------------------------------------------------------------------------------------------------------------------
                 Oversubscribed Port Definition          HIGH     Mike           ATM           Yes
                                                                  Blasius
----------------------------------------------------------------------------------------------------------------------
                 Oversubscribed Port Exclusion           HIGH     Mark           ATM           Yes
                                                                  Fuglestad
----------------------------------------------------------------------------------------------------------------------
SONET De-Bounce  SONET needs a de-bounce mechanism                Danny         SONET
                                                                  Robertson
----------------------------------------------------------------------------------------------------------------------
Break NAT        The private line product spec                    Danny         SONET
into two         guarantees two different AV levels               Robertson
categories-      - 99.95% for Linears and 99.99% for
LINEAR and         Rings
RING.
----------------------------------------------------------------------------------------------------------------------
Designating      This label would show up on                      Danny         SONET
each ckt as a    every report, but becomes most                   Robertson
'L' or 'R' for   useful for the AV based reports.
linear or ring
respectively
----------------------------------------------------------------------------------------------------------------------

                                   SOW - GNI Performance Management Phase III/IV
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Node trail       After the 'Monitoring piece' is                  Danny         SONET
report           delivered, we will consider                      Robertson
                 creating a report
                 showing each circuit's node trail taken from
                 the 'sequence'.

----------------------------------------------------------------------------------------------------------------------
Feeding          What is 'missing data' derived                   Danny         SONET
'Missing Data'   from?  Possibly use IDF                          Robertson
on SONET
report CTS
----------------------------------------------------------------------------------------------------------------------
Latency for      Need to get latency statistics         MEDIUM    Mike         INQIRE      Investigate    Deploy if
Pairs            between pairs of switches.  Ie 2                 Blasius                      and        Practical
                 legs (Dal - LA -  Sea)                                                     Prototype;
                                                                                           Install some
                                                                                            new INQIRE
                                                                                             servers
----------------------------------------------------------------------------------------------------------------------
Fault Tolerence  Need to have fault tolerence for        HIGH     George       INQIRE                       Deploy
                 the INQIRE servers.                              case
----------------------------------------------------------------------------------------------------------------------
Auto Delete      Delete the                                       Labs           ATM
                 circuits/trunks/pvc/svc/ports
                 automatically once they are deleted
                 from NavisCore
----------------------------------------------------------------------------------------------------------------------

     2.5. Risks
     There will be some risk of the final system not fully delivering all the features specified in this document. This is due to the uncertainty of certain aspects to the development, which cannot be fully assessed before the project has started. The project will make a best effort to deliver based on available interfaces and data, but the issues listed below may prevent some functionality in the phase I software deliverable.

     TBS Interface
     In order to automatically load the customer contact information and billing ids, the solution will need to interface with TBS in order to gather appropriate data. This interface has not yet been fully deployed or fully tested and may be insufficient to provide all the data required, or may contain software bugs that otherwise cause limitations on data gathering capabilities.

                                     SOW-GNI Performance Management Phase III/IV
--------------------------------------------------------------------------------

     SONET Reporting
     Data for SONET needs to come from TBS and may also need to come from INM Trail Management BB. It is unclear if this data is sufficient to allow accurate estimates of SONET circuit performance. Another risk associated with SONET PM is that the amount of performance data collected may impose bandwidth requirements that exceed the bandwidth availability of the OAM&P network. This requires further evaluation.

     2.6.Roles and Responsibilities:
     GTEDS and Genuity team will have the following roles and responsibilities during the activities:

       -------------------------------------------------------------------------------------------------------------
                                                                                               Responsibility
       -------------------------------------------------------------------------------------------------------------
               Phase                               Activity                                Primary       Secondary
       -------------------------------------------------------------------------------------------------------------
         Project Plan                 Document Business Requirements                       Genuity
       -------------------------------------------------------------------------------------------------------------
                                      Develop and Maintain Project Plan                     GTEDS         Genuity
       -------------------------------------------------------------------------------------------------------------
                                      Identify Team Members                                 GTEDS         Genuity
       -------------------------------------------------------------------------------------------------------------
         Requirements Analysis        Conduct Kickoff Meeting                               GTEDS
       -------------------------------------------------------------------------------------------------------------
                                      Schedule System Specification Meetings                GTEDS
       -------------------------------------------------------------------------------------------------------------
                                      Schedule Subject Matter Experts                      Genuity
       -------------------------------------------------------------------------------------------------------------
                                      Conduct System Specification Meetings                 GTEDS
       -------------------------------------------------------------------------------------------------------------
                                      Develop System Specification                          GTEDS
       -------------------------------------------------------------------------------------------------------------
                                      Review/Approve System Specification                  Genuity
       -------------------------------------------------------------------------------------------------------------
         Design Solution              Develop DS                                            GTEDS
       -------------------------------------------------------------------------------------------------------------
                                      Review/Approve DS                                    Genuity
       -------------------------------------------------------------------------------------------------------------
         Program Development          Develop Application                                   GTEDS
       -------------------------------------------------------------------------------------------------------------
         System Testing               Develop Integration/Systems Test Plan                 GTEDS
       -------------------------------------------------------------------------------------------------------------
                                      Conduct I/S Test                                      GTEDS
       -------------------------------------------------------------------------------------------------------------
                                      Develop User and System Documentation                 GTEDS
       -------------------------------------------------------------------------------------------------------------
                                      Review/Approve User and System Documentation         Genuity
       -------------------------------------------------------------------------------------------------------------
         User Acceptance Test         Develop Acceptance Test Plan                         Genuity         GTEDS
       -------------------------------------------------------------------------------------------------------------
                                      Develop Acceptance Test Cases                        Genuity
       -------------------------------------------------------------------------------------------------------------
                                      Conduct Acceptance Test                              Genuity         GTEDS
       -------------------------------------------------------------------------------------------------------------
                                      Approve Production Implementation Schedule           Genuity         GTEDS
       -------------------------------------------------------------------------------------------------------------
         Training                     Train the User's Trainers                             GTEDS         Genuity
       -------------------------------------------------------------------------------------------------------------
                                      Conduct User Training                                Genuity
       --------------------------------------------------------------------------------------------------------------
         Production Implementation    Installation of Release                               GTEDS         Genuity
       --------------------------------------------------------------------------------------------------------------

                                     SOW-GNI Performance Management Phase III/IV
--------------------------------------------------------------------------------

     2.7.   Milestone Schedule

         -----------------------------------------------------------------------

         Date                       Description
         -----------------------------------------------------------------------
         February 28, 2000          System Requirements complete
         -----------------------------------------------------------------------
         March 13, 2000             SOW complete
         -----------------------------------------------------------------------
         March 27, 2000             SOW approvals complete
         -----------------------------------------------------------------------
         April 17, 2000             Testing begins for Jade M2.1 upgrade to
                                    TIPS.
         -----------------------------------------------------------------------
         May 1, 2000                TIPS Jade M2.1 upgrade is turned on (in
                                    production).
         -----------------------------------------------------------------------
         May 29, 2000               Phase III deliverable begins 2 week field
                                    test period by GTE Labs, prior to User
                                    Acceptance Testing
         -----------------------------------------------------------------------
         June 12, 2000              Phase III User Acceptance Testing begins
         -----------------------------------------------------------------------
         September 11, 2000         Phase IV deliverable begins 2 week field
                                    test period by GTE Labs, prior to User
                                    Acceptance Testing.
         -----------------------------------------------------------------------
         September 25, 2000         Phase IV User Acceptance Testing begins
         -----------------------------------------------------------------------

     2.8.   Change Control

     Genuity, using the Change Control Request Form in Attachment C, can request changes to this Statement Of Work. The form is completed by the requesting party and submitted to the corresponding contact in the other organization for evaluation and/or approval. If approved, the Change Control Request Form is then sent to the Commercial Services Contract Manager for execution.

     Requests for changes received by GTEDS will be responded to with an estimate of expense and implementation time frame within ten (10) working days from receipt of the request.

     2.9.   Key Personnel

     Not Applicable

                                     SOW-GNI Performance Management Phase III/IV
--------------------------------------------------------------------------------

     2.10.    Program/Contract Managers:

     In addition to the Program/Contact Managers named in Supplement No. 1, the following have been named specifically for this SOW.


     Title:       Genuity Program Manager         Title:   GTEDS Program manager
     Name:        Cathy Setinsek                  Name:
     Address:     5800 Campus Circle East         Address:
                  Irving, Texas 75063
     Telephone:   972-                            Telephone:
     Fax:         972-                            Fax:

     2.11.    Pricing

     Estimated cost of $1,209,241.00 will be charged at Time & Materials to Genuity including $17,503 of travel and labor as follows:

            -------------------------------------------
              Position              Rate        Hours
            -------------------------------------------
              Sr. Staff             $211.27     605
            -------------------------------------------
              Sr. Principal MTS     $176.70     2018
            -------------------------------------------
              Principal MTS         $138.77     2018
            -------------------------------------------
              Sr. MTS               $114.06     2018
            -------------------------------------------
              MTS                   $97.54
            -------------------------------------------


     2.12.  Travel

     2.12.1 Travel for this work is estimated at $17,503.00. No additional travel requirements are anticipated during the timeframes identified within this SOW. However, if additional travel needs do arise, GTEDS will identify and may request authorization and approval from Genuity prior to travel.

     2.12.2 If approved, GTEDS may invoice Genuity for approved reimbursable travel expenses at actual costs incurred as a result of performance under a Statement of Work ("Reimbursable Travel Expenses") in accordance with the Master Contract.

     2.13.  Acceptance Criteria

     GTEDS will ensure that the following criteria are met in the delivered product:

     . GTEDS will provide a complete and integrated design that will provide functionality as specified in the Requirement and Conceptual Solution Document, as of the date of the approved SOW.

     . GTEDS will retain documented functionality of previous Releases and SOWs where the functionality is unchanged.

                                     SOW-GNI Performance Management Phase III/IV
--------------------------------------------------------------------------------

3.   Special Considerations

     None


4.   Approvals:

     Approval authorizes GTEDS to proceed with work as specified herein.

     This SOW pricing is valid for 90 days. If the SOW is not approved in 90 days, GTEDS reserves the right to alter or modify the schedule or the price of the work.

     Genuity acknowledges and agrees that GTEDS may use affiliate(s) of GTEDS as subcontractor(s) to perform any or all of its duties hereunder.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.



GTE Data Services Incorporated                Genuity Solutions Inc.


By - Signature                                By - Signature



Printed Name                                  Printed Name



Title                                         Title

Date                                          Date

Attachment A -

-----------------------------------------------------------------------------------------------
Acronym or Term    Context    Definition
-----------------------------------------------------------------------------------------------
AIS                SONET      Alarm Indication Signal. AIS occurs with the
                              reception of an AIS signal for a set number of
                              frames, five at the line layer and three at the path
                              layer.
-----------------------------------------------------------------------------------------------
Amber Frame        FR         A frame where the number of bits received during
                              the current time interval is greater than the
                              committed burst size but less than the excess burst
                              size
-----------------------------------------------------------------------------------------------
ATM                ATM        Asynchronous Transfer Mode
-----------------------------------------------------------------------------------------------
BIP-8              SONET      BIP-8 is a single interleaved parity byte (B1) used to
                              provide STS-n error monitoring. BIP performs a
                              routine even parity check on the previous STS-1
                              frame. The parity is then inserted in the BIP-8 field
                              of the current frame. SONET relies on even parity
                              for its error checking calculations. During parity
                              checking, the first bit of the BIP-8 field is set so that
                              the total number of ones in the first positions of all
                              bytes in the previous STS frame is always an even
                              number. The second bit of the BIP-8 is used in
                              exactly the same way, except that it performs a
                              check on the second bit of each byte. For
                              concatenated frames, BIP-8 byte is defined in the
                              first STS-1 frame only.
-----------------------------------------------------------------------------------------------
BPOP               General    Backbone Point of Presence
-----------------------------------------------------------------------------------------------
CBR                ATM        Constant Bit Rate
-----------------------------------------------------------------------------------------------
CD                 General    Compact Disk
-----------------------------------------------------------------------------------------------
CIR                ATM        Committed Information Rate
-----------------------------------------------------------------------------------------------
CLLI               General    Common Language Location Identifier
-----------------------------------------------------------------------------------------------
CLP                ATM        Cell Loss Priority (0 = not marked discard-eligible, 1
                              = eligible for discard during congestion)
-----------------------------------------------------------------------------------------------
CM                 General    Configuration Management
-----------------------------------------------------------------------------------------------
CNE                General    Core Network Engineering
-----------------------------------------------------------------------------------------------
CNM                General    Customer Network Management
-----------------------------------------------------------------------------------------------
COTS               General    Commercial Off The Shelf Software
-----------------------------------------------------------------------------------------------
CV                 SONET      Code Violation. A Bit Interleaved parity-8 (BIP-8)
                              error detected at the line, section, or path layer. See
                              BIP-8
-----------------------------------------------------------------------------------------------
D&F                General    Demand and Facilities
-----------------------------------------------------------------------------------------------
DBMS               General    Data Base Management System
-----------------------------------------------------------------------------------------------
DLCI               FR         Circuit Index
-----------------------------------------------------------------------------------------------
ES                 SONET      Errored Seconds. Refers to the number of one-
                              second intervals during which the signal is
                              unavailable.
-----------------------------------------------------------------------------------------------
FERF               SONET      Far End Receive Failure
-----------------------------------------------------------------------------------------------
FM                 General    Fault Management
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Acronym or Term    Context    Definition
-----------------------------------------------------------------------------------------------
Force Majeure      General    an event that cannot reasonably be anticipated or controlled
-----------------------------------------------------------------------------------------------
FR                 FR         Frame Relay
-----------------------------------------------------------------------------------------------
FTP                General    File Transfer Protocol
-----------------------------------------------------------------------------------------------
GNI                General    Global Network Infrastructure
-----------------------------------------------------------------------------------------------
Green Frame        FR         A frame where the number of bits received during the current interval is less than the committed burst size
-----------------------------------------------------------------------------------------------
GRS                General    GNI Repository Services
-----------------------------------------------------------------------------------------------
HTML               General    Hypertext Markup Language
-----------------------------------------------------------------------------------------------
LBC                SONET      Laser Bias Current. LBC(%) = Present LBC x 100 Initial LBC
                                                           -----------------
-----------------------------------------------------------------------------------------------
LOF                SONET      Loss of Frame. SEF defect on the incoming
                              SONET signal that persists for 3ms or longer. A
                              SONET NE shall declare an LOF failure when LOF
                              defect persists for 2.5 +/- 0.5 seconds.
-----------------------------------------------------------------------------------------------
LOP                SONET      Loss of Pointer (LOP): The absence of valid H1/H2
                              pointer bytes for eight, nine, or ten consecutive
                              frames.
-----------------------------------------------------------------------------------------------
LOS                SONET      Loss of Signal (LOS): When a SONET receiver detects
                              an all-zeros pattern for 100 microseconds (E-6) or
                              longer.
-----------------------------------------------------------------------------------------------
MIB                ATM & FR   Management Information Base
-----------------------------------------------------------------------------------------------
MBS                ATM        Maximum Burst Size
-----------------------------------------------------------------------------------------------
N.A.               General    Not Applicable
-----------------------------------------------------------------------------------------------
NMS                General    Network Management System
-----------------------------------------------------------------------------------------------
NOC                General    Network Operations Center
-----------------------------------------------------------------------------------------------
OC                 SONET      an optical carrier type
-----------------------------------------------------------------------------------------------
OPOP               SONET      Optical Point of Presence
-----------------------------------------------------------------------------------------------
PC                 General    Personal Computer
-----------------------------------------------------------------------------------------------
PCR                ATM        Peak Cell Rate
-----------------------------------------------------------------------------------------------
PDF                General    Portable Document Format
-----------------------------------------------------------------------------------------------
PDMM               General    Product Development & Marketing Management
-----------------------------------------------------------------------------------------------
PM                 General    Performance Management
-----------------------------------------------------------------------------------------------
POP                General    Point of Presence
-----------------------------------------------------------------------------------------------
PVC                ATM        Permanent Virtual Connection
-----------------------------------------------------------------------------------------------
RAI                SONET      Remote Alarm Indicator. Alerts upstream terminals of a
                              downstream failure.
-----------------------------------------------------------------------------------------------
RDI                SONET      Remote Defect Indication: Defect occurs with the receiving the RDI signal for five frames.
-----------------------------------------------------------------------------------------------
Red Frame          FR         A frame where the number of bits received during the current interval is greater than the excess burst size
-----------------------------------------------------------------------------------------------
REMEDY             General    a COTS product for trouble ticketing
-----------------------------------------------------------------------------------------------
RPOP               General    Regional Point of Presence
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Acronym or Term    Context    Definition
-----------------------------------------------------------------------------------------------
SCR                ATM        Sustainable Cell Rate
-----------------------------------------------------------------------------------------------
SES                SONET      Severely Errored Seconds. A condition which exists when some N number of CVs occur during each of the errored seconds. See CV.
-----------------------------------------------------------------------------------------------
SLA                General    Service Level Agreement
-----------------------------------------------------------------------------------------------
SVC                ATM        Switched Virtual Connection
-----------------------------------------------------------------------------------------------
TBD                General    To Be Determined
-----------------------------------------------------------------------------------------------
TBS                General    Telecom Business Solution
-----------------------------------------------------------------------------------------------
TIPS               General    Telecommunications Integrated Performance System
-----------------------------------------------------------------------------------------------
TONICS             General    Telephone Operations Network Integrated Control System
-----------------------------------------------------------------------------------------------
UAT                General    User Acceptance Test
-----------------------------------------------------------------------------------------------
UBR                ATM        Unspecified Bit Rate
-----------------------------------------------------------------------------------------------
UPC                ATM        Usage Parameter Control
-----------------------------------------------------------------------------------------------
UNI                General    User Network Interface
-----------------------------------------------------------------------------------------------
VBR-nrt            ATM        Variable Bit Rate, non-real time
-----------------------------------------------------------------------------------------------
VBR-rt             ATM        Variable Bit Rate, real time
-----------------------------------------------------------------------------------------------
VC                 ATM        Virtual Channel
-----------------------------------------------------------------------------------------------
VCI                ATM        Virtual Channel Index
-----------------------------------------------------------------------------------------------
VPI                ATM        Virtual Path Index
-----------------------------------------------------------------------------------------------
Y2K                General    Year 2000
-----------------------------------------------------------------------------------------------

References :
Global Network Infrastructure Operations Support Systems Infrastructure. Technical Feasibility Assessment and An Outline of a Solution. EAP&I. August 1998.

Networking Services Technology Overview. Ascend Communications, Inc. Product
Code: 80001, Revision 03. August, 1996.

S/DMS Transport Node OC-192 NE: TL1 Interface Description (Nortel Technical Publication 323-1301-190, Release 4.0, June 1998).

S/DMS Transport Node OC-192 NE: Performance Monitoring Procedures (Nortel Technical Publication 323-1301-520, Release 4.0, June 1998).

SLA, Performance, and Capacity Planning Business Requirement Specification for ATM and Frame Relay. GNI, 1998.

SONET Transport Systems: Common Criteria, (Bellcore GR-253-CORE, Issue 2, December, 1995; Revision 1, December 1997).

GNI Performance Management Requirements - Version 1.1, GTE Laboratories, January 5, 1999.

Cascade Communications STDX/B-STDX MIB definitions, Ascend Communication, Inc. January 16, 1998.

         End of Attachment A

Attachment B - Acceptance Criteria

          None provided.

          End of Attachment B

Attachment C - Change Control Request Form

                STATEMENT OF WORK - CHANGE CONTROL REQUEST FORM

Date:                                                           Page 1
Change Request Number: ___________ (To be completed by GTEDS)

Originating Organization: ______________________

Statement of Work Number: _________________ Statement of Work Effective Date:_________

Completed by Genuity
-------------------------------------------------------------------------------
Description of Change:
-------------------------------------------------------------------------------
(The description must identify all Sections and Attachments to the SOW affected by this change and describe the modifications for each. Use additional pages as needed.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)

All other terms and conditions of the Statement of Work, Service Level Agreement, and Internal Supplier Agreement or Master Agreement shall remain unchanged and in full force and effect. Upon final execution, this Change Request Form shall become an Amendment to the above-identified Statement of Work for all changes noted above.

Request Form Completed By: ______________________    Date:  __________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The above requested Change (does/does not) impacts the hours, price, schedule, or terms and conditions of the SOW, and (does/does not) increase GTEDS cost. Any SOW impacts are listed below:

Cost/Price Impact:
(Identify all hours/cost/price changes to the Project and Development/Implementation Plan.)

Schedule Impact:
(Identify all schedule changes for any phase/milestone/deliverable in the Project and Development/Implementation Schedule.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)

Evaluation Completed By: ______________________      Date: _______________

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Project Manager Approval: _____________________      Date: _______________
-------------------------------------------------------------------------------

            End of Attachment C

                                                   SOW - GNI Integrating Testing
--------------------------------------------------------------------------------

                               Statement of Work
                                    Between
                            GTE Data Services, Inc.
                                      And
                            Genuity Solutions Inc.
                                  To Provide:
                            GNI Integrated Testing


   This SOW along with all attachments hereto shall be considered GTE Data
              Services, Inc. Proprietary/Confidential Information



1. Management Summary

   1.1. Introduction

   This Statement of Work is appended to the Agreement for Transition Services dated _______by and between Genuity Solutions Inc. ("Genuity") and GTE Service Corporation and its affiliates and shall be governed by the terms and conditions thereof. The services described herein shall be provided by GTE Data Services Incorporated ("GTEDS") for a period of the earlier of the date of completion of the work or December 31, 2000.

   1.2  Executive Summary

   Genuity desires to continue the ongoing development of a Global Network Infrastructure Integrated Testing ("GNI Integrated Testing") solution with GTEDS. The GNI Integrated Testing solution, as referenced herein in more detail, enables Genuity to access information regarding their network elements and use that information for checking for circuit degradation and for forecasting network failure. Genuity has determined development of such a solution involves skill sets and core competencies currently not internally available. Using another provider for the development of the GNI Integrated Testing solution could delay Genuity's current business plans. Accordingly, Genuity desires to complete the work as contained herein within the stated time frame, and GTEDS desires to continue this work during this transition period.

2. Scope of SOW

   In the case of the GNI, Nortel's INM element management system already provides alarm correlation to the level of add-drop-multiplexers within a Sonet ring, a very valuable attribute. The focus of integrated testing would be built on this foundation to provide end-to-end views of customer circuits, that is, go one level up and provide correlation across the entire circuit. At the same time, Sonet elements are rich in diagnostic capabilities, and these could be exploited to provide specific repair recommendations in an automated fashion. Finally, data would be accessible from the network elements to explore circuit degradation, that is, attempt to anticipate failures before they occur. The last topic is exploratory in that pre-emptive detection of network failure has long been an elusive goal in the circuit switched world and needs to be established as valuable in a packet data network.

                                                   SOW - GNI Integrating Testing
--------------------------------------------------------------------------------

     To this basic Sonet orientation would be added the diagnostic capabilities of ATM switches. For this we would leverage our existing expertise in frame relay. Diagnosis of frame relay circuits has just been prototyped in SSCFI and will become a field capability this spring. An extension to incorporate fault diagnosis of ATM switches is relatively straightforward and something that we must accomplish anyway as ADSL backhaul evolves from frame to ATM within GTE's network.

     It is proposed that work proceed in three phases; requirements gathering, prototype development and finally a fielded solution.

     Phase I - Requirements
     ----------------------
     This work requires a reasonable amount of debriefing of GNOC staff as to the their present methodologies for performing testing when circuits and/or circuit elements go into alarm. In an automated system, the goal is to replicate what an experienced technician can do, not necessarily to be more accurate than a technician but certainly to be much faster. Opportunities for automation would be identified as would areas for fully exploiting network element capabilities, both Sonet elements and ATM switches.

     Phase II - Prototype
     --------------------
     The requirements phase would be followed by a design, planning and a prototype. At this point it is not clear whether a SSCFI based implementation with its current rule-based engine or another approach with more modern web-based technologies would be appropriate.

     Phase III - Fielded System
     --------------------------
     The goal is to provide a fully supported, field system. The department has a long history of successful service assurance systems which have become integrated into GTE's business processes. The aim would be the same for a GNI integrated testing solution.

     2.1. Dependencies


     The timeline presented in this SOW is tentative and subject to receiving the ATP according to the date in milestone 1 above. Any delays in receiving the ATP will result in changes in the delivery dates accordingly.

     High-level business needs include:
     Rapid fault isolation of customer circuits.
     Reduced training needs for GNOC personnel.
     Enhanced network reliability.
     Path for automated trouble ticket resolution.

                                                   SOW - GNI Integrating Testing
--------------------------------------------------------------------------------



     2.2. Roles and Responsibilities:


     GTEDS and Genuity team will have the following roles and responsibilities during the activities:

         -------------------------------------------------------------------------------------------------------------
                                                                                        Responsibility
         -------------------------------------------------------------------------------------------------------------
         Phase                        Activity                                          Primary       Secondary
         -------------------------------------------------------------------------------------------------------------
         Project Plan                 Document Business Requirements                    Genuity
         -------------------------------------------------------------------------------------------------------------
                                      Develop and Maintain Project Plan                 GTEDS         Genuity
         -------------------------------------------------------------------------------------------------------------
                                      Identify Team Members                             GTEDS         Genuity
         -------------------------------------------------------------------------------------------------------------
         Requirements Analysis        Conduct Kickoff Meeting                           GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Schedule System Specification Meetings            GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Schedule Subject Matter Experts                   Genuity
         -------------------------------------------------------------------------------------------------------------
                                      Conduct System Specification Meetings             GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Develop System Specification                      GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Review/Approve System Specification               Genuity
         -------------------------------------------------------------------------------------------------------------
         Design Solution              Develop DS                                        GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Review/Approve DS                                 Genuity
         -------------------------------------------------------------------------------------------------------------
         Program Development          Develop Application                               GTEDS
         -------------------------------------------------------------------------------------------------------------
         System Testing               Develop Integration/Systems Test Plan             GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Conduct I/S Test                                  GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Develop User and System Documentation             GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Review/Approve User and System Documentation      Genuity
         -------------------------------------------------------------------------------------------------------------
         User Acceptance Test         Develop Acceptance Test Plan                      Genuity       GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Develop Acceptance Test Cases                     Genuity
         -------------------------------------------------------------------------------------------------------------
                                      Conduct Acceptance Test                           Genuity       GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Approve Production Implementation Schedule        Genuity       GTEDS
         -------------------------------------------------------------------------------------------------------------
         Training                     Train the User's Trainers                         GTEDS         Genuity
         -------------------------------------------------------------------------------------------------------------
                                      Conduct User Training                             Genuity
         -------------------------------------------------------------------------------------------------------------
         Production Implementation    Installation of Release                           GTEDS         Genuity
         -------------------------------------------------------------------------------------------------------------

     2.3. Milestone Schedule:



             -------------------------------------------------------------------
             Number   Description                              Date of
                                                               Completion
             -------------------------------------------------------------------
             1        Authorization to proceed (ATP)           3/15/00
             -------------------------------------------------------------------
             2        Phase I - Requirements                   5/15/00
             -------------------------------------------------------------------
             3        Phase II - Prototype                     9/15/00
             -------------------------------------------------------------------
             4        Phase II - Fielded System                TBD
             -------------------------------------------------------------------

                                                   SOW - GNI Integrating Testing
--------------------------------------------------------------------------------

     2.4. Change Control


     Genuity, using the Change Control Request Form in Attachment C, can request changes to this Statement Of Work. The form is completed by the requesting party and submitted to the corresponding contact in the other organization for evaluation and/or approval. If approved, the Change Control Request Form is then sent to the Commercial Services Contract Manager for execution.

     Requests for changes received by GTEDS will be responded to with an estimate of expense and implementation time frame within ten (10) working days from receipt of the request.

     2.5. Key Personnel


     Not Applicable

     2.6. Program/Contract Managers:


     In addition to the Program/Contact Managers named in Supplement No. 1, the following have been named specifically for this SOW.

     Title:     Genuity Program Manager       Title:      GTEDS Program Manager
     Name:      Aaron Chin                    Name:
     Address:   5800 Campus Circle East       Address:
                Irving, Texas 75063
     Telephone: 972-                          Telephone:
     Fax:       972-                          Fax:

     2.7. Pricing


     Estimated cost of $492,060 will be charged at Time & Materials to Genuity including $25,793 travel and 3360 hours of Principal MTS labor at $138.77/hr.

     2.8. Travel

         2.8.1 Travel expenses of $25,793 are expected. No additional travel requirements are anticipated during the timeframes identified within this SOW. However, if additional travel needs do arise, GTEDS will identify and may request authorization and approval from Genuity prior to travel.

         2.8.2 If approved, GTEDS may invoice Genuity for approved reimbursable travel expenses at actual costs incurred as a result of performance under a Statement of Work ("Reimbursable Travel Expenses") in accordance with the Master Contract.

     2.9. Acceptance Criteria

                                                   SOW - GNI Integrating Testing
--------------------------------------------------------------------------------

   GTEDS will ensure that the following criteria are met in the delivered product:

   GTEDS will provide a complete and integrated design that will provide functionality as specified in the Requirement and Conceptual Solution Document, as of the date of the approved SOW.

   GTEDS will retain documented functionality of previous Releases and SOWs where the functionality is unchanged.


3. Special Considerations

   None


4. Approvals:

   Approval authorizes GTEDS to proceed with work as specified herein.

   This SOW pricing is valid for 90 days. If the SOW is not approved in 90 days, GTEDS reserves the right to alter or modify the schedule or the price of the work.

   Genuity acknowledges and agrees that GTEDS may use affiliate(s) of GTEDS as subcontractor(s) to perform any or all of its duties hereunder.

   IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.



GTE Data Services Incorporated                          Genuity Solutions Inc.


By - Signature                                          By - Signature



Printed Name                                            Printed Name



Title                                                   Title


Date                                                    Date

                                                   SOW - GNI Integrating Testing
--------------------------------------------------------------------------------


Attachment A - Requirement and Conceptual Solution Document
None provided
End of Attachment A

Attachment B - Acceptance Criteria
None provided
End of Attachment B

                                                   SOW - GNI Integrating Testing
--------------------------------------------------------------------------------


Attachment C - Change Control Request Form
STATEMENT OF WORK - CHANGE CONTROL REQUEST FORM
Date:                                                                Page 1
Change Request Number:   ___________(To be completed by GTEDS)

Originating Organization: ____________________

Statement of Work Number: _________________ Statement of Work Effective Date:_________

Completed by Genuity
Description of Change:
(The description must identify all Sections and Attachments to the SOW affected by this change and describe the modifications for each. Use additional pages as needed.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)

All other terms and conditions of the Statement of Work, Service Level Agreement, and Internal Supplier Agreement or Master Agreement shall remain unchanged and in full force and effect. Upon final execution, this Change Request Form shall become an Amendment to the above-identified Statement of Work for all changes noted above.

Request Form Completed By: ______________________      Date: __________________



The above requested Change (does/does not) impacts the hours, price, schedule, or terms and conditions of the SOW, and (does/does not) increase GTEDS cost. Any SOW impacts are listed below:

Cost/Price Impact:
(Identify all hours/cost/price changes to the Project and Development/Implementation Plan.)

Schedule Impact:
(Identify all schedule changes for any phase/milestone/deliverable in the Project and Development/Implementation Schedule.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)

Evaluation Completed By: ______________________   Date: __________________



Project Manager Approval: ________________________________   Date:
___________________
End of Attachment C

                                                                     Page 7 to 7

                               Statement of Work
                                    Between
                            GTE Data Services, Inc.
                                      And
                            Genuity Solutions Inc.
                                  To Provide:
                        GNI Customer-Network Management
                            Analysis and Assessment

    This SOW along with all attachments hereto shall be considered GTE Data
                 Services Proprietary/Confidential Information

1. Management Summary

   1.1. Introduction

   This Statement of Work is appended to the Agreement for Transition Services dated _______by and between Genuity Solutions Inc. ("Genuity") and GTE Service Corporation and its affiliates and shall be governed by the terms and conditions thereof. The services described herein shall be provided by GTE Data Services Incorporated ("GTEDS") for a period of the earlier of the date of completion of the work or December 31, 2000.

   1.2. Executive Summary

   Genuity desires to continue the ongoing development of a Customer Network Management ("CNM") solution with GTEDS. The CNM solution, as referenced herein in more detail, enables Genuity's customers to access information regarding their accounts. Genuity has determined development of such a solution involves skill sets and core competencies currently not internally available. Moving the development of the CNM solution to another provider could delay Genuity's current business plans. Accordingly, Genuity desires to complete the work as contained herein within the stated time frame, and GTEDS desires to continue this work during this transition period.

2. Scope of Work

   This document describes the proposed work to analyze and develop requirements for a Customer Network Management solution that enables GNI's customers to access information pertaining to the services purchased from GNI. This CNM solution is expected to provide the customer information such as status of relevant orders, services, and the network, information that is collected and/or produced in the areas of performance, fault, and configuration management.

   The GNI infrastructure provides several services, including ATM and Private line offerings to CLECs and other large customers. This customer-set demands "High-Value" products and responsiveness is very important in this relationship. Providing the customer access to key information and metrics that relate to the services sold by GNI is critical to achieve an optimal relationship and to earn the customers' loyalty. Such access to information could be tiered, the lowest tier matching what our competition provides. Premium features can then be charged appropriately. Another view is to organize the information corresponding to the Network and Service domains. For example in the Service Assurance process Network problems are reported to the Network Management systems as Fault Information. Correlating this with the Provisioning Information that is generated during the Fulfillment process (Provisioning information) enables partitioning of the Fault information for a circuit or customer. The challenge in CNM is to make available to the customer information in a timely and secure fashion.



   -------------------------------------------------------------------------------------------------------------
     Domain            Process                                Information
   -------------------------------------------------------------------------------------------------------------
     Service           Service Fulfillment, Billing           Service Order, Provisioning, Customer Care
   -------------------------------------------------------------------------------------------------------------
     Network           Service Assurance                      Fault, Performance, Trouble, Repair
   -------------------------------------------------------------------------------------------------------------


   2.1. High Level Business Needs

   Business needs include:

   Order Status Review
   Service Change Requests and Status
   Service Level Agreement management
   Usage billing management
   Network capacity planning
   Status of all circuits for a customer
   PM, fault, and Security statistics
   Mean Time To Repair (MTTR)
   Circuit monitoring and troubleshooting
   Measurement of network availability, cell-counts, dropped cell counts,delay Network usage information
   Secured access to the information via web to the customers

   2.2. Approach

   The four steps to systematically define Genuity's CNM offering for private line and ATM customers are listed below.

   2.2.1 Competitive Benchmarking

   This will be a "hands on" effort to learn what Genuity's private line and ATM competitors are offering in the CNM space. We will work with GTE business units (Genuity, GTECC) that buy private line and ATM circuits from competitors. Through them, we gain access to competitive CNM offerings and answer the following questions:

   - What are the CNM features being offered by Genuity's private line and ATM competitors?
   - Which of these features do GTE business units find useful?
   - What is the minimum set of CNM features that Genuity must support to be viewed as having a legitimate offering in the private line and ATM market?
   - What features might differentiate this new CNM offering?

   2.2.2 Information Architecture

   The competitive benchmarking activity will determine what is desirable in a CNM offering. The information architecture activity will determine what is possible. Genuity's CNM offering for private line and ATM services will make information that is stored in GNI's OSS's available to customers via a web interface. For all of this information to be published, we need to know

   - Which OSS manages the information to be published?
   - What support does the OSS have for partitioning information by customer and circuit, and limiting access to information by customer?
   - What is the Web interface to the OSS?

   There are a number of Genuity initiatives that deal with the information and OSS's that will be involved with the CNM offering, including:

   - CIA/Data Mart/Data Warehouse/EAI projects
   - the Web-based interface to TBS PSR project
   - the BS OE/Sales Bundling of Services projects
   - the CSO infrastructure enhancements project

   We will examine the OSS's that store the information to be published, as well as related systems and initiatives, to design an overall information architecture for the CNM offering. This includes the overall flow of information from OSS's to customers via the CNM web site how the facilities of each OSS are used to partition information by customer how the web interfaces of the OSS's are used, and what new web interfaces are needed to integrate the information.

   2.2.3 GNI CNM Design

   Once we know what the market wants in a CNM offering, and how much it will cost to include various information sources, we will design the CNM offering for private line and ATM services. This includes specifying

   - what information will be included
   - how the information will be organized and navigated
   - the "look and feel" of the web site
   - security features to ensure privacy of information

   The design will include screen mock ups. The target audience for this design is service line management for Genuity's private line and ATM services.

   2.2.4 System Requirements Specification

   Once service line management has approved the CNM offering, it must be translated into a system requirements specification that will govern the development and deployment of the CNM offering. The target audience for this specification is the organization that will develop the CNM system.

   2.3.   Roles and Responsibilities:

         -------------------------------------------------------------------------------------------------------
                                                                                  Responsibility
         -------------------------------------------------------------------------------------------------------
         Phase                     Activity                                       Primary       Secondary
         -------------------------------------------------------------------------------------------------------
         Project Plan              Document Business Requirements                 Genuity
         -------------------------------------------------------------------------------------------------------
                                   Develop and Maintain Project Plan              GTEDS         Genuity
         -------------------------------------------------------------------------------------------------------
                                   Identify Team Members                          GTEDS         Genuity
         -------------------------------------------------------------------------------------------------------
         Requirements Analysis     Conduct Kickoff Meeting                        GTEDS
         -------------------------------------------------------------------------------------------------------
                                   Schedule System Specification Meetings         GTEDS
         -------------------------------------------------------------------------------------------------------
                                   Schedule Subject Matter Experts                Genuity
         -------------------------------------------------------------------------------------------------------
                                   Conduct System Specification Meetings          GTEDS
         -------------------------------------------------------------------------------------------------------
                                   Develop System Specification                   GTEDS
         -------------------------------------------------------------------------------------------------------
                                   Review/Approve System Specification            Genuity
         -------------------------------------------------------------------------------------------------------
         Design Solution           Develop DS                                     GTEDS
         -------------------------------------------------------------------------------------------------------
                                   Review/Approve DS                              Genuity
         -------------------------------------------------------------------------------------------------------
         Program Development       Develop Application                            GTEDS
         -------------------------------------------------------------------------------------------------------
         System Testing            Develop Integration/Systems Test Plan          GTEDS
         -------------------------------------------------------------------------------------------------------
                                   Conduct I/S Test                               GTEDS
         -------------------------------------------------------------------------------------------------------
                                   Develop User and System Documentation          GTEDS
         -------------------------------------------------------------------------------------------------------
                                   Review/Approve User and System Documentation   Genuity
         -------------------------------------------------------------------------------------------------------
         User Acceptance Test      Develop Acceptance Test Plan                   Genuity       GTEDS
         -------------------------------------------------------------------------------------------------------
                                   Develop Acceptance Test Cases                  Genuity
         -------------------------------------------------------------------------------------------------------
                                   Conduct Acceptance Test                        Genuity       GTEDS
         -------------------------------------------------------------------------------------------------------
                                   Approve Production Implementation Schedule     Genuity       GTEDS
         -------------------------------------------------------------------------------------------------------
         Training                  Train the User's Trainers                      GTEDS         Genuity
         -------------------------------------------------------------------------------------------------------
                                   Conduct User Training                          Genuity
         -------------------------------------------------------------------------------------------------------
         Production Implementation Installation of Release                        GTEDS         Genuity
         -------------------------------------------------------------------------------------------------------

   2.4.   Milestone Schedule:

          ---------------------------------------------------------------------
          Number     Description                           Date of
                                                           Completion
          ---------------------------------------------------------------------
          1          Initial assessment of the             12/31/99
                     Market/Competition
          ---------------------------------------------------------------------
          2          Authorization to proceed               1/28/00
          ---------------------------------------------------------------------
          3          Competitive Benchmark Analysis         2/25/00
          ---------------------------------------------------------------------
          4          Information Architecture               3/10/00
          ---------------------------------------------------------------------
          5          GNI CNM Design                         3/24/00
          ---------------------------------------------------------------------
          6          Systems requirement Document           4/14/00
          ---------------------------------------------------------------------

   2.5.   Change Control

   Genuity, using the Change Control Request Form in Attachment C, can request changes to this Statement Of Work. The form is completed by the requesting party and submitted to the corresponding contact in the other organization for evaluation and/or approval. If approved, the Change Control Request Form is then sent to the Commercial Services Contract Manager for execution.

   Requests for changes received by GTEDS will be responded to with an estimate of expense and implementation time frame within ten (10) working days from receipt of the request.

   2.6.   Key Personnel

   Not Applicable

   2.7.   Program/Contract Managers:

   In addition to the Program/Contact Managers named in Supplement No. 1, the following have been named specifically for this SOW.

   Title:     Genuity Program Manager             Title: GTEDS Program Manager
   Name:      Aaron Chin                          Name:
   Address:   5800 Campus Circle East             Address:
              Irving, Texas 75063
   Telephone: 972-                                Telephone:
   Fax:       972-                                Fax:

   2.8. Pricing

   Estimated cost of $270,000 will be charged at Time & Materials to Genuity based on 2367 hours of Sr. MTS labor at $114.06/hr.

   2.9.   Travel

   No specific travel requirements are anticipated during the timeframes identified within this SOW. However, if travel needs do arise, GTEDS will identify and may request authorization and approval from Genuity prior to travel.

   If approved, GTEDS may invoice Genuity for approved reimbursable travel expenses at actual costs incurred as a result of performance under a Statement of Work ("Reimbursable Travel Expenses") in accordance with the Master Contract.

   2.10.  Acceptance Criteria

   GTEDS will ensure that the following criteria are met in the delivered product:

   GTEDS will provide a complete and integrated design that will provide functionality as specified in the Requirement and Conceptual Solution Document, as of the date of the approved SOW.

   GTEDS will retain documented functionality of previous Releases and SOWs where the functionality is unchanged.


3. Special Consideration

   None

4. Approvals:

Approval authorizes GTEDS to proceed with work as specified herein.

Genuity acknowledges and agrees that GTEDS may use affiliate(s) of GTEDS as subcontractor(s) to perform any or all of its duties hereunder.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.



GTE Data Services Incorporated                         Genuity Solutions Inc.

By - Signature                                         By - Signature



Printed Name                                           Printed Name


Title                                                  Title

Date                                                   Date

Attachment A - Requirement and Conceptual Solution Document

None provided
End of Attachment A

Attachment B - Acceptance Criteria

None provided
End of Attachment B

Attachment C - Change Control Request Form

STATEMENT OF WORK - CHANGE CONTROL REQUEST FORM

Date:                                                               Page 1
Change Request Number: __________(To be completed by GTEDS)

Originating Organization: __________________

Statement of Work Number: _________________     Statement of Work Effective
Date:_________


Completed by Genuity
Description of Change:
(The description must identify all Sections and Attachments to the SOW affected by this change and describe the modifications for each. Use additional pages as needed.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)

All other terms and conditions of the Statement of Work, Service Level Agreement, and Internal Supplier Agreement or Master Agreement shall remain unchanged and in full force and effect. Upon final execution, this Change Request Form shall become an Amendment to the above-identified Statement of Work for all changes noted above.

Request Form Completed By: ______________________    Date:  __________________



The above requested Change (does/does not) impacts the hours, price, schedule, or terms and conditions of the SOW, and (does/does not) increase GTEDS cost. Any SOW impacts are listed below:

Cost/Price Impact:
(Identify all hours/cost/price changes to the Project and Development/Implementation Plan.)


Schedule Impact:
(Identify all schedule changes for any phase/milestone/deliverable in the Project and Development/Implementation Schedule.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)

Evaluation Completed By: ______________________      Date:  __________________



Project Manager Approval: ________________________________    Date:
__________________
End of Attachment C

                               Statement of Work
                                    Between
                            GTE Data Services, Inc.
                                      And
                            Genuity Solutions Inc.
                                  To Provide:
                    GNI Intelligent Reporting and Analysis


    This SOW along with all attachments hereto shall be considered GTE Data
                 Services Proprietary/Confidential Information



1    Management Summary

     1.1.  Introduction

     This Statement of Work is appended to the Agreement for Transition Services dated _______by and between Genuity Solutions Inc. ("Genuity") and GTE Service Corporation and its affiliates and shall be governed by the terms and conditions thereof. The services described herein shall be provided by GTE Data Services Incorporated ("GTEDS") for a period of the earlier of the date of completion of the work or December 31, 2000.

     1.2.  Executive Summary

     Genuity desires to continue the ongoing development of a Global Network Infrastructure Intelligent Network Management Reporting and Analysis ("GNI INM") solution with GTEDS. The GNI INM solution, as referenced herein in more detail, enables Genuity to customize reports regarding network fault and performance management data. Genuity has determined development of such a solution involves skill sets and core competencies currently not internally available. Using another providor for the development of the GNI INM solution could delay Genuity's current business plans. Accordingly, Genuity desires to complete the work as contained herein within the stated time frame, and GTEDS desires to continue this work during this transition period.

2.   Scope of SOW

     2.1.  Scope/Objective:

     This document describes the proposed work to analyze and develop requirements for an Intelligent Network Management reporting and analysis solution that enables GNI NOC network managers, administrators and planners to obtain highly customizable historical report in the areas of fault and performance management. The proposed solution will identify the need for online analytical processing (OLAP) as well as data visualization of the network status.

     The GNI Network and Services: GNI is predominantly in the "Wholesale" business, providing ATM and Private Line services to CLECs and other large customers. GNOC is the

                                    SOW - GNI Intelligent Reporting and Analysis
--------------------------------------------------------------------------------

     central facility for monitoring and controlling GNI network. GNOC keeps track of the real-time status of the network, performing fault management
     (FM) and performance management (PM) functions. It receives both alarm and network performance data information, which requires processing, analysis, and reporting. It's essential for GNOC to be able to have historical and general view of the status of the network in order to provide better service to the customers. Monitoring network not only requires monitoring individual real-time alarms (in the case of Fault Management), but requires NOC staff to be able to understand the network in a general sense (for example, how the network for a particular region behaved over a certain period of time). It's critical for GNOC staff to be able to tell what has been going in a particular part of the network (say a region or a network element), and how it's likely to behave in the near future. This capability takes network-monitoring technology a step forward by introducing the concept of general network monitoring (in contrast to individual alarm monitoring) and the concept of network status history (in contrast to real-time status information). The Intelligent network management reporting and analysis study proposed in this statement of work (SOW) addresses these problems and provides requirements for implementation of such functionality.

     High Level business needs include:

     . Historical reporting and analysis on GNI network fault and performance . Intelligent network planning
     .  Predicting and preventing costly faults/failures
     .  Expedited problem diagnosis and improve operational efficiency
     .  Ensured compliance with service level agreements (SLA)
     .  Enhanced network service offerings
     .  Measures for operator performance

     2.2.   Approach:

     The five-step approach to systematically define GNI's requirements for intelligent network management reporting and analysis are listed below. The milestones and the level of effort are listed later. While all five steps are listed, this SOW is only expected to apply to the first two steps.

     2.2.1. Requirements Gathering:
     This phase of the project involves cooperation between Genuity/GNI and GTE and addresses the following questions:

     .  What business problems the product in mind is supposed to solve?
     .  Is a central global alarm repository a requirement?
     .  Level of PM and FM data correlation?
     . How long does the data warehouse needs to keep information in history? . What are the requirements for data granularity?
     .  Report types and categories.
     .  OLAP capability requirements.
     .  Data visualization capability requirements.
     .  Data warehousing performance requirements.
     .  Availability and scalability requirements
     .  Etc.

                                    SOW - GNI Intelligent Reporting and Analysis
--------------------------------------------------------------------------------

     2.2.2. Data sources and definition of interfaces:
     The intelligent network management reporting and analysis data warehousing target solution is a decision-support tool. It receives FM and PM information from variety of data sources over a number of interfaces. This phase of the project will identify these FM and PM data streams/sources. Interfaces to operational systems will be defined which might include requirements for modifications to the operational systems themselves. The following issues will be addressed:

     . What FM and PM applications are used by GNI? What are the interfaces, data format, volume, etc?
     . How do we get the data from these operational systems? Are there any requirements for modifications to GNI PM and FM operational systems?
     .  Interfaces to GNI PM and FM operational systems will be defined

     2.2.3. System architecture and DB schema design:
     Once we are clear about where and how to get network management data streams, the next task is to come up with a reliable and scalable system architecture, which will meet data warehousing performance requirements. The data warehouse database schema is to be designed in this phase.
     The following components of overall system architecture and DB schema will be considered and recommended:

     . Database engine to be used for data warehouse as well as other components of the system (i.e. reporting engine, etc.)?
     .  Scale of the problem
     .  Application hardware
     .  Network bandwidth and metrics requirements.
     .  Data compression requirements.
     . Define and recommend an optimal overall application and reporting subsystem architecture.
     . Data warehouse schema design - determine fact tables and dimension tables, determine indexes to build, determine partition strategy, etc.

     2.2.4. User Interface Design:
     After the system architecture and database schema have been determined, GTE Labs needs to work closely with GNI to design the web based user interface and develop mockup screens as part of overall Intelligent Reporting and Analysis application. This phase of the project has the following tasks:

     . Identify all reports that GNI would like to have . Identify required commercial of the shelf (COTS) software components. . Determine the "look and feel" and develop mock up screens.

     2.2.5. System Requirements Specification:
     Once GNI management has approved proposed IRA architecture and functionality it must be translated into a system requirements specification that will govern the development and deployment of Intelligent Reporting and Analysis capability for GNI. The target audience for this specification is the organization that will develop the IRA application.

                                    SOW - GNI Intelligent Reporting and Analysis
--------------------------------------------------------------------------------

     2.3.   Milestone Schedule:

       -------------------------------------------------------------------------
         Number                   Description                          Date of
                                                                      Completion
       -------------------------------------------------------------------------
         1             Authorization to proceed (ATP)                  3/15/00
       -------------------------------------------------------------------------
         2             Requirements Gathering                          4/15/00
       -------------------------------------------------------------------------
         3             Data sources and definition of interfaces       5/15/00
       -------------------------------------------------------------------------
         4             System architecture and DB schema design        7/15/00
       -------------------------------------------------------------------------
         5             User Interface Design                           8/30/00
       -------------------------------------------------------------------------
         6             Systems requirements specification              9/30/00
       -------------------------------------------------------------------------

     2.4.   Change Control

     Genuity, using the Change Control Request Form in Attachment C, can request changes to this Statement Of Work. The form is completed by the requesting party and submitted to the corresponding contact in the other organization for evaluation and/or approval. If approved, the Change Control Request Form is then sent to the Commercial Services Contract Manager for execution.

     Requests for changes received by GTEDS will be responded to with an estimate of expense and implementation time frame within ten (10) working days from receipt of the request.

     2.5.   Key Personnel

     It is assumed that the GTE laboratory's team that will perform the data gathering and analysis work will have access to Genuity/GNI subject matter experts (SMEs) on an as-needed basis.

     2.6.   Program/Contract Managers:

     In addition to the Program/Contact Managers named in Supplement No. 1, the following have been named specifically for this SOW.


     Title:        Genuity Program Manager       Title:   GTEDS Program Manager
     Name:         Aaron Chin                    Name:
     Address:      5800 Campus Circle East       Address:
                   Irving, Texas 75063
     Telephone:    972-                          Telephone:
     Fax:          972-                          Fax:

                                    SOW - GNI Intelligent Reporting and Analysis
--------------------------------------------------------------------------------

     2.7.   Pricing

     Estimated cost of $582,834 will be charged at Time & Materials to Genuity based on 4200 hours of Principal MTS labor at $138.77/hr.

     2.8.   Travel

     . No specific travel requirements are anticipated during the timeframes identified within this SOW. However, if travel needs do arise, GTEDS will identify and may request authorization and approval from Genuity prior to travel.

     . If approved, GTEDS may invoice Genuity for approved reimbursable travel expenses at actual costs incurred as a result of performance under a Statement of Work ("Reimbursable Travel Expenses") in accordance with the Master Contract.

     2.9.   Acceptance Criteria

     GTEDS will ensure that the following criteria are met in the delivered product:

     . GTEDS will provide a complete and integrated design that will provide functionality as specified in the Requirement and Conceptual Solution Document, as of the date of the approved SOW.

     . GTEDS will retain documented functionality of previous Releases and SOWs where the functionality is unchanged.

3.   Special Considerations
     None

                                    SOW - GNI Intelligent Reporting and Analysis
--------------------------------------------------------------------------------

4.   Approvals:
     Approval authorizes GTEDS to proceed with work as specified herein.

     This SOW pricing is valid for 90 days. If the SOW is not approved in 90 days, GTEDS reserves the right to alter or modify the schedule or the price of the work.

     Genuity acknowledges and agrees that GTEDS may use affiliate(s) of GTEDS as subcontractor(s) to perform any or all of its duties hereunder.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.



GTE Data Services Incorporated                  Genuity Solutions Inc.


By - Signature                                  By - Signature



Printed Name                                    Printed Name



Title                                           Title

Date                                            Date

                                    SOW - GNI Intelligent Reporting and Analysis
--------------------------------------------------------------------------------

Attachment A - Requirement and Conceptual Solution Document
None provided
         End of Attachment A

Attachment B - Acceptance Criteria
None provided
         End of Attachment B

                                    SOW - GNI Intelligent Reporting and Analysis
--------------------------------------------------------------------------------

Attachment C -Change Control Request Form
                STATEMENT OF WORK - CHANGE CONTROL REQUEST FORM

Date:                                                                     Page 1
Change Request Number:___________(To be completed by GTEDS)

Originating Organization:______________________

Statement of Work Number:______________ Statement of Work Effective Date:_______

Completed by Genuity
--------------------------------------------------------------------------------
Description of Change:
(The description must identify all Sections and Attachments to the SOW affected by this change and describe the modifications for each. Use additional pages as needed.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)

All other terms and conditions of the Statement of Work, Service Level Agreement, and Internal Supplier Agreement or Master Agreement shall remain unchanged and in full force and effect. Upon final execution, this Change Request Form shall become an Amendment to the above-identified Statement of Work for all changes noted above.

Request Form Completed By:______________________     Date:__________________

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The above requested Change (does/does not) impacts the hours, price, schedule, or terms and conditions of the SOW, and (does/does not) increase GTEDS cost. Any SOW impacts are listed below:

Cost/Price Impact:
(Identify all hours/cost/price changes to the Project and Development/Implementation Plan.)

Schedule Impact:
(Identify all schedule changes for any phase/milestone/deliverable in the Project and Development/Implementation Schedule.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)

Evaluation Completed By:______________________       Date:__________________

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Project Manager Approval:_______________________________    Date:_____________

--------------------------------------------------------------------------------

          End of Attachment C

                               Statement of Work
                                    Between
                            GTE Data Services, Inc.
                                      And
                            Genuity Solutions Inc.
                                  To Provide:
                               SiteRadar Project

   This SOW along with all attachments hereto shall be considered GTE Data
                 Services Proprietary/Confidential Information

1.  Management Summary

    1.1.  Introduction

    This Statement of Work is appended to the Agreement for Transition Services dated _______by and between Genuity Solutions Inc. ("Genuity") and GTE Service Corporation and its affiliates and shall be governed by the terms and conditions thereof. The services described herein shall be provided by GTE Data Services Incorporated ("GTEDS") for a period of the earlier of the date of completion of the work or December 31, 2000.

    1.2.  Executive Summary

    Genuity desires to continue the ongoing development of an end-to-end response time measurement tool ("SiteRadar") solution with GTEDS. The development, as referenced herein in more detail, enables Genuity to determine network response times end-to-end to determine if service level commitments are being met. Genuity has determined development of such a solution involves skill sets and core competencies currently not internally available. Using another provider for the development of the solution could delay Genuity's current business plans. Accordingly, Genuity desires to complete the work as contained herein within the stated time frame, and GTEDS desires to continue this work during this transition period.

2.  Scope of SOW

    2.1.  Business Needs

    Genuity requires tools to measure the end-to-end quality of the services being provided customer, particularly when quantitative service level agreements are involved. In addition, it needs diagnostic tools that can identify and isolate problems either after they have been reported or, preferably, prior to being perceived by customers. This includes the need for a tool able to measure the response time of Web sites hosted by Genuity and distinguish the contributions of networks, servers, and cache systems to the download time. Such a tool would measure the response time of Web hosting customers as perceived by end-users. If placed at locations within the Genuity network, it could also be used as a diagnostic tool to identify problems. The tool should provide the duration of relevant events such as redirect times and component loading times. It is very important that the tool be completely under the control of Genuity so that it can be customized and used to Genuity's requirements and all the raw data is available for analysis by any method Genuity determines.

                                                           SOW-SiteRadar Project
--------------------------------------------------------------------------------

    2.2.  Approach

    Solution Capabilities

    GTEDS will work with Genuity to develop SiteRadar, a tool for measuring the performance of Web sites. SiteRadar will enable Genuity to both measure Web site download times as perceived by end-users, and also distinguish the effects on performance of networks and servers. It will also be a tool for the evaluation and tuning of cache systems with the potential for real-time operation if needed.

    The high-level architecture for SiteRadar is shown in Figure 1. The major components are:- Remote agents that issue requests against the Web sites to be tested and measure the response times. - -- The remote agents can be located at any geographic location inside or outside of Genuity's network.- A master agent that configures the remote agents (e.g., sets URLs to be tested and testing schedules), collects the data from the remote agents, and stores the data in a database.- A relational database for storing the measurements.- A reporting engine that provides user-configured reports via a Web browser client.The capabilities of SiteRadar include:

    - Remote measurement agents can be located outside Genuity network to determine response seen by end-users.- Remote measurement agents can be located inside Genuity network (e.g., POPs, data centers) to isolate effects due to other networks, segments of Genuity's network, and servers.- Measurements include total download time as well as the duration of significant events such as times to download individual components of page.- Potential for real-time operation to diagnose or correct problems.- Data are stored in a database and are available for any analysis methodology.- Web client is used for viewing reports.-Report can be configured by users.

    Four types of reports are currently available:
       Time History - Response time plotted for a specified duration of time Performance by Agent - Response time measured by each remote agent Component Graph - Time to download each page componentSite Availability - Percentage of time Web site is in possible states

    Solution Development Process
    ----------------------------
    A prototype of SiteRadar has already been developed and can be used to gather user feedback and requirements for the production system. GTEDS proposes a phased development process in which successive versions of SiteRadar will add new functionality. This approach reduces time risk by providing the highest priority features in a short period of time, and reduces functionality risk by allowing the evaluation of a working system to drive the next set of capabilities. The phased development process will be highly interactive with Genuity owners and users of SiteRadar in order to provide the feedback and priorities needed for successive versions of the tool.

    In the first phase, GTEDS will provide Genuity both a working prototype of SiteRadar for evaluation together with a draft requirements document containing prospective features for version 1.0 of the production system. Based upon its priorities and assessment of the prototype, Genuity and GTEDS will jointly determine the final requirements for version 1.0.

    In the second phase, version 1.0 of the production system, containing additional critical functions, will be developed and deployed at an agreed upon date in early 2Q2000. In

                                                           SOW-SiteRadar Project
--------------------------------------------------------------------------------

    subsequent phases GTEDS will provide enhancements adding capabilities according Genuity's priorities.

    Genuity will provide the production machines and will purchase the appropriate third party software licenses (e.g., Allaire ColdFusion) needed for deployment.

    Project Activities

    Requirements Gathering
    ----------------------
    GTEDS has developed a working prototype and prepared a preliminary list of requirements for SiteRadar. Genuity and GTEDS will collaboratively finalize the requirements for the production version. Genuity has the option to use and evaluate the prototype to provide input to the requirements gathering activity or for any special projects that may occur prior to the availability of the production system. The requirements will be used for detailed system design and project planning.

    Software Development
    --------------------
    The master and remote clients for the prototype system are written in Java for platform independence. The remote clients will be built to closely emulate the behavior of standard Web browsers. Oracle is used for the database and ColdFusion is used to generate dynamic pages for the reporting engine. A conventional Web browser serves as both the reporting and administrative client. This approach has been successful for the prototype but can be changed if Genuity has special requirements. GTEDS will generate detailed technical specifications based upon the requirements, design and develop the production version of SiteRadar, and test it for compliance with the requirements.

    Project Planning
    ----------------
    The SiteRadar project will be undertaken by the Operations Systems Laboratory (OSL) of GTEDS. OSL development projects use an internal software development process called TopGun to improve software quality and development efficiency. TopGun requires that all major phases of the development process be documented and reviewed.

    Statement of Work

    Phase 1 - Prototype Evaluation and Requirements Gathering
    ---------------------------------------------------------
    Phase 1 contains the following deliverables:
    GTEDS will provide Genuity a draft requirements document for version 1.0 of SiteRadar no later than February 18, 2000.
    GTEDS will provide Genuity a working prototype of SiteRadar for evaluation purposes no later than March 6, 2000.
    Genuity and GTEDS will jointly produce a requirements document for version
    1.0 of SiteRadar no later than March 27, 2000.
    If Genuity requires immediate use of the prototype for special projects, it will be provided in its current state of functionality anytime on or after February 18, 2000.
    GTEDS will provide user training and evaluation sessions as needed for the prototype.

                                                           SOW-SiteRadar Project
--------------------------------------------------------------------------------

    Phase 2 - Release of SiteRadar Version 1.0
    ------------------------------------------
    Delivery dates for Phase 2 will be based upon Genuity priorities, but will be in 2Q2000.Phase 2 contains the following deliverables:
    Genuity and GTEDS will jointly develop a project plan that will specify the dates for Phase 2 deliverables.
    GTEDS will develop a design document for SiteRadar version 1.0 to satisfy the requirements finalized in Phase 1.
    GTEDS will implement SiteRadar, test it to insure reliability and proper operation of specified functionality, and deliver it to Genuity.
    GTEDS will provide documentation for SiteRadar, including a User Guide and an Administration Guide.
    GTEDS will provide user and administrator training as needed for SiteRadar version 1.0.

    Subsequent Phases - Ongoing Support, Enhancements, Upgrades and Releases
    ------------------------------------------------------------------------
    GTEDS will provide enhancements to Side Radar based on feedback from users and additional capabilities identified as important by Genuity. GTEDS will attempt to provide new functionality in incremental updates if this is advantageous to Genuity and can be accommodated by the development team. One or more subsequent phases will occur in 2H2000. The schedule of enhancements, upgrades, and releases will be mutually determined based on the priorities identified by Genuity after requirements are finalized.

                                                           SOW-SiteRadar Project
--------------------------------------------------------------------------------

    2.3.  Roles and Responsibilities:

    GTEDS and Genuity team will have the following roles and responsibilities during the activities:

    -------------------------------------------------------------------------------------------------------
                                                                                     Responsibility
    -------------------------------------------------------------------------------------------------------
     Phase                             Activity                                      Primary    Secondary
    -------------------------------------------------------------------------------------------------------
     Project Plan                      Document Business Requirements                Genuity
    -------------------------------------------------------------------------------------------------------
                                       Develop and Maintain Project Plan             GTEDS      Genuity
    -------------------------------------------------------------------------------------------------------
                                       Identify Team Members                         GTEDS      Genuity
    -------------------------------------------------------------------------------------------------------
     Requirements Analysis             Conduct Kickoff Meeting                       GTEDS
    -------------------------------------------------------------------------------------------------------
                                       Schedule System Specification Meetings        GTEDS
    -------------------------------------------------------------------------------------------------------
                                       Schedule Subject Matter Experts               Genuity
    -------------------------------------------------------------------------------------------------------
                                       Conduct System Specification Meetings         GTEDS
    -------------------------------------------------------------------------------------------------------
                                       Develop System Specification                  GTEDS
    -------------------------------------------------------------------------------------------------------
                                       Review/Approve System Specification           Genuity
    -------------------------------------------------------------------------------------------------------
     Design Solution                   Develop DS                                    GTEDS
    -------------------------------------------------------------------------------------------------------
                                       Review/Approve DS                             Genuity
    -------------------------------------------------------------------------------------------------------
     Program Development               Develop Application                           GTEDS
    -------------------------------------------------------------------------------------------------------
     System Testing                    Develop Integration/Systems Test Plan         GTEDS
    -------------------------------------------------------------------------------------------------------
                                       Conduct I/S Test                              GTEDS
    -------------------------------------------------------------------------------------------------------
                                       Develop User and System Documentation         GTEDS
    -------------------------------------------------------------------------------------------------------
                                       Review/Approve User and System Documentation  Genuity
    -------------------------------------------------------------------------------------------------------
     User Acceptance Test              Develop Acceptance Test Plan                  Genuity    GTEDS
    -------------------------------------------------------------------------------------------------------
                                       Develop Acceptance Test Cases                 Genuity
    -------------------------------------------------------------------------------------------------------
                                       Conduct Acceptance Test                       Genuity    GTEDS
    -------------------------------------------------------------------------------------------------------
                                       Approve Production Implementation Schedule    Genuity    GTEDS
    -------------------------------------------------------------------------------------------------------
     Training                          Train the User's Trainers                     GTEDS      Genuity
    -------------------------------------------------------------------------------------------------------
                                       Conduct User Training                         Genuity
    -------------------------------------------------------------------------------------------------------
     Production Implementation         Installation of Release                       GTEDS      Genuity
    -------------------------------------------------------------------------------------------------------

2.4. Milestone Schedule:

See section 2.2.

2.5. Change Control

Genuity, using the Change Control Request Form in Attachment C, can request changes to this Statement Of Work. The form is completed by the requesting party and submitted to the corresponding contact in the other organization for evaluation and/or approval. If approved, the Change Control Request Form is then sent to the Commercial Services Contract Manager for execution.

                                                         SOW - SiteRadar Project
--------------------------------------------------------------------------------

   Requests for changes received by GTEDS will be responded to with an estimate of expense and implementation time frame within ten (10) working days from receipt of the request.

   2.6.   Program/Contract Managers:

   In addition to the Program/Contact Managers named in Supplement No. 1, the following have been named specifically for this SOW.

   Title:     Genuity Program Manager          Title: GTEDS Program Manager
   Name:      Dan Long                         Name:
   Address:   70 Fawcett St, Cambridge, MA     Address:
   Telephone:    617-873-2766                  Telephone:
   Fax:  617-873-5088                          Fax:

   2.7.   Pricing

   Estimated cost of $389,502 will be charged at Time & Materials to Genuity based on 3360 hrs. of Sr. MTS labor at $114.06/hr and including $6261 of travel.

   2.8.   Travel

   2.8.1 Travel for this project is estimated at $6,261.00. No additional specific travel requirements are anticipated during the timeframes identified within this SOW. However, if additional travel needs do arise, GTEDS will identify and may request authorization and approval from Genuity prior to travel.

   2.8.2 If approved, GTEDS may invoice Genuity for approved reimbursable travel expenses at actual costs incurred as a result of performance under a Statement of Work ("Reimbursable Travel Expenses") in accordance with the Master Contract.

   2.9.   Acceptance Criteria

   GTEDS will ensure that the following criteria are met in the delivered product:
   GTEDS will provide a complete and integrated design that will provide functionality as specified in the Requirement and Conceptual Solution Document, as of the date of the approved SOW.

   GTEDS will retain documented functionality of previous Releases and SOWs where the functionality is unchanged.

3. Special Considerations

   The following items have been identified as issues that could affect the deployment or effective operation of SiteRadar:

   . The availability of suitable platforms for locating the master and remote agents.
   . The existence of a Genuity security policy that permits efficient and secure communications between master and remote agents.

                                                         SOW - SiteRadar Project
--------------------------------------------------------------------------------


4. Approvals:

Approval authorizes GTEDS to proceed with work as specified herein.

Genuity acknowledges and agrees that GTEDS may use affiliate(s) of GTEDS as subcontractor(s) to perform any or all of its duties hereunder.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.


GTE Data Services Incorporated        Genuity Solutions Inc.

By - Signature                        By - Signature


Printed Name                          Printed Name


Title                                 Title

Date                                  Date

                                                         SOW - SiteRadar Project
--------------------------------------------------------------------------------


Attachment A - Requirement and Conceptual Solution Document

None provided

Attachment B - Acceptance Criteria

None provided

                                                         SOW - SiteRadar Project
--------------------------------------------------------------------------------


Attachment C - Change Control Request Form

STATEMENT OF WORK - CHANGE CONTROL REQUEST FORM

Date:                                                              Page 1
Change Request Number:   ___________(To be completed by GTEDS)

Originating Organization: __________________

Statement of Work Number: _________________    Statement of Work Effective
Date:_________


Completed by Genuity
Description of Change:
(The description must identify all Sections and Attachments to the SOW affected by this change and describe the modifications for each. Use additional pages as needed.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)

All other terms and conditions of the Statement of Work, Service Level Agreement, and Internal Supplier Agreement or Master Agreement shall remain unchanged and in full force and effect. Upon final execution, this Change Request Form shall become an Amendment to the above-identified Statement of Work for all changes noted above.

Request Form Completed By: ______________________  Date:  __________________

The above requested Change (does/does not) impacts the hours, price, schedule, or terms and conditions of the SOW, and (does/does not) increase GTEDS cost. Any SOW impacts are listed below:

Cost/Price Impact:
(Identify all hours/cost/price changes to the Project and Development/Implementation Plan.)

Schedule Impact:
(Identify all schedule changes for any phase/milestone/deliverable in the Project and Development/Implementation Schedule.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)

Evaluation Completed By: ______________________  Date:  __________________

Project Manager Approval: ________________________________  Date:
__________________

                              End of Attachment C

                                          SOW - Modeling for IP, ATM, SONET/DWDM
--------------------------------------------------------------------------------

                               Statement of Work
                                    Between
                            GTE Data Services, Inc.
                                      And
                            Genuity Solutions Inc.
                                  To Provide:
                       Modeling for IP, ATM, SONET/SWDM

  This SOW along with all attachments hereto shall be considered GTE Data
                 Services Proprietary/Confidential Information

1.   Management Summary

     1.1.  Introduction

     This Statement of Work is appended to the Agreement for Transition Services dated _______by and between Genuity Solutions Inc. ("Genuity") and GTE Service Corporation and its affiliates and shall be governed by the terms and conditions thereof. The services described herein shall be provided by GTE Data Services Incorporated ("GTEDS") for a period of the earlier of the date of completion of the work or December 31, 2000.

     1.2.  Executive Summary

     Genuity desires to continue the ongoing development of a network capacity planing, routing and data mining ("IP Modeling") solution with GTEDS. The development, as referenced herein in more detail, further enables Genuity to provision network connections using extensions of current network capacity planning and routing tools. Genuity has determined development of such a solution involves skill sets and core competencies currently not internally available. Using another provider for the development of the IP Modeling solution could delay Genuity's current business plans. Accordingly, Genuity desires to complete the work as contained herein within the stated time frame, and GTEDS desires to continue this work during this transition period.

2.   Scope of SOW

     2.1.  Scope/Objective
     The work to be performed under this SOW can be broken down into two parts: directly linked, and complementary, to earlier contracts already in place for BART 3.x, and SCPT Phase 1 delivery, and needed to ensure that both BART and SCPT continue to evolve as the technology and business practices in GNI evolve.

                                          SOW - Modeling for IP, ATM, SONET/DWDM
--------------------------------------------------------------------------------

     2.1.1.   BART 3.x related work
     The short-term effort under this SOW concentrates on developing the required functionality in the following two areas that are planned for 4/00 and 7/00 releases.
     .   Expanded failure analysis.
     .   Capacity modeling and routing for SVCs.

     The more forward looking areas will deal with new and alternative means of trunk provisioning that GNI plans to evaluate and possibly use, such as:
     ATM over DWDM, ATM trunk routing on protection channels of SONET rings. It will also study the potential benefits of integrating SCPT (SONET planning system) with BART. The output of this work will be incorporated in later releases of BART.

     Short-term
     . Development of new analytical models of Ascend failure restoration processes based on bandwidth and bumping priorities. The new models will address circuit rerouting based on bandwidth and bumping priorities as defined in a circuit record and will allow negative bandwidth trunks for non-real time circuits with 0 bumping priority (see NavisCore ATM Configuration Guide, Priority Routing, Appendix E). This is intended to go into BART 3.0 (Expanded failure analysis)
     . A new set of models will also be developed for SVC planning module. These models will address the stochastic nature of SVC traffic in a manner similar to those in place for planning the PSTN. This is intended to go into BART 3.1 (Capacity modeling and routing for SVC circuits)
     . Development of a new restoration algorithm that can analyze very complex network behavior during restoration in a reasonable amount of time. The problem to overcome here is a domino-like effect of bumping the lower priority circuits to accommodate the higher priority ones (Expanded failure analysis)
     . Developing models and algorithms for building traffic matrices from historical billing data for SVC service (Capacity Modeling and routing for SVCs).

     Next steps
     . Development of new modeling, evaluation and optimization methods for cost-effective ATM trunk provisioning directly over DWDM systems. Modeling DWDM protection methods and their interaction with ATM restoration methods. Extending BART failure analysis to include the described interactions.
     . Developing new evaluation methods for ATM trunk provisioning using SONET protection channels. Modeling link failures and their impact on ATM circuits. Extending BART failure analysis to include the described impacts.
     . Study the benefits of integration of BART with SCPT. This capability will provide a two-way communication between the tools. Anticipated benefits to BART users include ability to automatically populate BART databases by using the up-to-date data on SONET and optical layers and ATM trunk provisioning on them. Anticipated benefits to SCPT users is the ability to extract from BART planned trunks, thus providing more accurate demand, usage and routing information for ATM traffic.

                                          SOW - Modeling for IP, ATM, SONET/DWDM
--------------------------------------------------------------------------------

     SCPT Phase 1 & 2 related work

     The short term concentrates on:
     . Analysis and design phases for the routing and demand segmentation features (Phase 1)

     . Analysis and design phases for automated methods to update baseline network description and inventory data. In Phase 1 this is a manual step but automated methods will be critical to ensure accuracy of the baseline network picture in SCPT. The work would include analysis of data interface capabilities to bring system configuration and connectivity information from Nortel's Data Mining/SONET Planner Tool to SCPT, as well as the possibility of a data feed from Smallworld (Phase 2).

     . Design and evaluate methods to make relevant capacity information easily accessible to other parts of the organization. This would include web-enabled information/report publishing and sharing (Phase
         2).

     Next steps
     The more forward-looking work will focus on:

     . modeling requirements to accommodate DWDM planning and circuit provisioning directly on DWDM layer

     . changes required to SCPT design and data model to support circuit routing on SONET protection channels, for example ATM circuits routed over SONET protection capacity

     . assessment of the potential methods and benefits of integrating SCPT with BART (see BART write-up above)

     . analysis and design of data interface capabilities to bring network usage data from TBS to SCPT. Also develop requirements to reconcile existing SCPT demand records and TBS records.

     . more advanced demand routing algorithms that focus on load balancing, or other criteria.

                                          SOW - Modeling for IP, ATM, SONET/DWDM
 -------------------------------------------------------------------------------

     2.2. Roles and Responsibilities:

     GTEDS and Genuity team will have the following roles and responsibilities during the activities:

         -------------------------------------------------------------------------------------------------------------
                                                                                               Responsibility
         -------------------------------------------------------------------------------------------------------------
                    Phase                                 Activity                         Primary       Secondary
         -------------------------------------------------------------------------------------------------------------
         Project Plan                 Document Business Requirements                       Genuity
         -------------------------------------------------------------------------------------------------------------
                                      Develop and Maintain Project Plan                    GTEDS         Genuity
         -------------------------------------------------------------------------------------------------------------
                                      Identify Team Members                                GTEDS         Genuity
         -------------------------------------------------------------------------------------------------------------
         Requirements Analysis        Conduct Kickoff Meeting                              GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Schedule System Specification Meetings               GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Schedule Subject Matter Experts                      Genuity
         -------------------------------------------------------------------------------------------------------------
                                      Conduct System Specification Meetings                GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Develop System Specification                         GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Review/Approve System Specification                  Genuity
         -------------------------------------------------------------------------------------------------------------
         Design Solution              Develop DS                                           GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Review/Approve DS                                    Genuity
         -------------------------------------------------------------------------------------------------------------
         Program Development          Develop Application                                  GTEDS
         -------------------------------------------------------------------------------------------------------------
         System Testing               Develop Integration/Systems Test Plan                GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Conduct I/S Test                                     GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Develop User and System Documentation                GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Review/Approve User and System Documentation         Genuity
         -------------------------------------------------------------------------------------------------------------
         User Acceptance Test         Develop Acceptance Test Plan                         Genuity       GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Develop Acceptance Test Cases                        Genuity
         -------------------------------------------------------------------------------------------------------------
                                      Conduct Acceptance Test                              Genuity       GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Approve Production Implementation Schedule           Genuity       GTEDS
         -------------------------------------------------------------------------------------------------------------
         Training                     Train the User's Trainers                            GTEDS         Genuity
         -------------------------------------------------------------------------------------------------------------
                                      Conduct User Training                                Genuity
         -------------------------------------------------------------------------------------------------------------
         Production                   Installation of Release                              GTEDS         Genuity
         Implementation
         -------------------------------------------------------------------------------------------------------------

                                          SOW - Modeling for IP, ATM, SONET/DWDM
--------------------------------------------------------------------------------

     2.3.   Milestone Schedule:
         -------------------------------------------------------------------------------------------------------------
         Milestone Number          Due Date               Decription
         -------------------------------------------------------------------------------------------------------------
         1                         4/28/2000              Design and implementation of models and algorithms for
                                                          Expanded Failure Analysis.
         -------------------------------------------------------------------------------------------------------------
         2                         7/28/2000              Design and implementation  of models and algorithms for SVC
                                                          Functionality.
         -------------------------------------------------------------------------------------------------------------
         3                         12/2000                Design of models and algorithms (not production software)
                                                          for alternative means of trunk provisioning that GNI plans to possibly use, such as: ATM over DWDM, ATM trunk routing on protections channels of SONET rings.  Also evaluate the potential benefits of intergrating SCPT (SONET planning
                                                          system) with BART.  The output of this work will be
                                                          incorporated in later production releases of BART.
         -------------------------------------------------------------------------------------------------------------

     2.4.  Change Control

     Genuity, using the Change Control Request Form in Attachment C, can request changes to this Statement Of Work. The form is completed by the requesting party and submitted to the corresponding contact in the other organization for evaluation and/or approval. If approved, the Change Control Request Form is then sent to the Commercial Services Contract Manager for execution.

     Requests for changes received by GTEDS will be responded to with an estimate of expense and implementation time frame within ten (10) working days from receipt of the request.

     2.5.  Key Personnel

     Not Applicable

     2.6.  Program/Contract Managers:

     In addition to the Program/Contact Managers named in Supplement No. 1, the following have been named specifically for this SOW.


     Title:           Genuity Program Manager      Title: GTEDS Program Manager
     Name:            Cathy Setinsek               Name:
     Address:         5800 Campus Circle East      Address:
                      Irving, Texas 75063
     Telephone:       972-                         Telephone:
     Fax:             972-                         Fax:

                                          SOW - Modeling for IP, ATM, SONET/DWDM
--------------------------------------------------------------------------------

     2.7.   Pricing

     Estimated cost of $1,192,476 will be charged at Time & Materials to Genuity based on 3780 hours of Sr. Principal MTS at $138.77/hr and 3780 hours of Principal MTS at $176.70/hr.

     2.8.   Travel

     2.8.1. No specific travel requirements are anticipated during the timeframes identified within this SOW. However, if travel needs do arise, GTEDS will identify and may request authorization and approval from Genuity prior to travel.

     2.8.2. If approved, GTEDS may invoice Genuity for approved reimbursable travel expenses at actual costs incurred as a result of performance under a Statement of Work ("Reimbursable Travel Expenses") in accordance with the Master Contract.

     2.9.   Acceptance Criteria

     GTEDS will ensure that the following criteria are met in the delivered product:

     . GTEDS will provide a complete and integrated design that will provide functionality as specified in the Requirement and Conceptual Solution Document, as of the date of the approved SOW.

     . GTEDS will retain documented functionality of previous Releases and SOWs where the functionality is unchanged.

3.   Special Considerations

     None

                                          SOW - Modeling for IP, ATM, SONET/DWDM
--------------------------------------------------------------------------------

     4.   Approvals:

          Approval authorizes GTEDS to proceed with work as specified herein.

          Genuity acknowledges and agrees that GTEDS may use affiliate(s) of GTEDS as subcontractor(s) to perform any or all of its duties hereunder.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.


     GTE Data Services Incorporated              Genuity Solutions Inc.

     By - Signature                              By - Signature

     Printed Name                                Printed Name

     Title                                       Title

     Date                                        Date

                                          SOW - Modeling for IP, ATM, SONET/DWDM
--------------------------------------------------------------------------------

Attachment A - Requirement and Conceptual Solution Document

None provided


         End of Attachment A

Attachment B - Acceptance Criteria

None provided


         End of Attachment B

                                          SOW - Modeling for IP, ATM, SONET/DWDM
--------------------------------------------------------------------------------

Attachment C -Change Control Request Form

                STATEMENT OF WORK - CHANGE CONTROL REQUEST FORM

Date:                                                                     Page 1
Change Request Number:   ___________(To be completed by GTEDS)

Originating Organization: ______________________

Statement of Work Number: _________________ Statement of Work Effective Date:_________

Completed by Genuity
--------------------------------------------------------------------------------
Description of Change:
(The description must identify all Sections and Attachments to the SOW affected by this change and describe the modifications for each. Use additional pages as needed.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)

All other terms and conditions of the Statement of Work, Service Level Agreement, and Internal Supplier Agreement or Master Agreement shall remain unchanged and in full force and effect. Upon final execution, this Change Request Form shall become an Amendment to the above-identified Statement of Work for all changes noted above.

Request Form Completed By: ______________________    Date:  __________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The above requested Change (does/does not) impacts the hours, price, schedule, or terms and conditions of the SOW, and (does/does not) increase GTEDS cost. Any SOW impacts are listed below:

Cost/Price Impact:
(Identify all hours/cost/price changes to the Project and Development/Implementation Plan.)

Schedule Impact:
(Identify all schedule changes for any phase/milestone/deliverable in the Project and Development/Implementation Schedule.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)

Evaluation Completed By: ______________________      Date:  __________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Project Manager Approval: ________________________________  Date: _____________
--------------------------------------------------------------------------------

            End of Attachment C

                               Statement of Work
                                    Between
                            GTE Data Services, Inc.
                                      And
                            Genuity Solutions Inc.
                                  To Provide:
                       Genuity Spam Fingerprinting Plan


   This SOW along with all attachments hereto shall be considered GTE Data
              Services, Inc. Proprietary/Confidential Information

1.   Management Summary

     1.1.     Introduction

     This Statement of Work is appended to the Agreement for Transition Services dated _______by and between Genuity Solutions Inc. ("Genuity") and GTE Service Corporation and its affiliates and shall be governed by the terms and conditions thereof. The services described herein shall be provided by GTE Data Services Incorporated ("GTEDS") for a period of the earlier of the date of completion of the work or December 31, 2000.

     1.2.   Executive Summary

     Genuity desires to continue the ongoing development of a tool ("SpamCheck") to parse complaints regarding unsolicited e-mail ("spam") from other complaints. The development, as referenced herein in more detail, further enables Genuity to handle a number of e-mail complaints received among which include complaints regarding spam. Genuity has determined development of such a solution involves skill sets and core competencies currently not internally available. Using another provider for the development of the SpamCheck tool could delay Genuity's current business plans. Accordingly, Genuity desires to complete the work as contained herein within the stated time frame, and GTEDS desires to continue this work during this transition period.

2.   Scope of SOW

     2.1.   Business Needs:

     Genuity Customer Service Center (CSC) employs full-time staff to analyze and respond to a large volume of complaints that involve Genuity's customers and/or network. More than 30,000 email complaints per month are received. Each complaint requires review, logging, trouble ticket review, correlation with other complaints, response to the complainant, categorization, validation, distribution to appropriate staff, and resolution. CSC has developed an effective manual process for handling email complaints, but the volume of complaints is large and growing. Hence a tool for automating a significant portion of the manual process is needed. Since the majority of complaints involve the use of Genuity's network for delivering unsolicited email or spam, the tool development focuses on spam complaint processing.

                                                  SOW - Spam Fingerprinting Plan
--------------------------------------------------------------------------------

     2.2.   Approach:

     Genuity CSC developed a set of requirements for a spam "fingerprinting" system in June 1998. It has also documented a set of manual procedures used to process and classify spam. It has a large set of archived spam complaints that are available for use in system design and testing. Based on these procedures and samples, GTEDS has created a prototype system called SpamCheck(TM). The SpamCheck prototype retrieves email from a POP server, parses the email to extract the critical identification features, stores both the raw and extracted information in a relational database, and provides a web interface for reviewing the results and performing queries against the database. In preliminary testing, approximately 1000 sample spam complaints have been processed by the system. This prototype has been presented to CSC personnel and has been useful in clarifying some of the functional requirements. A detailed requirements document is being prepared jointly by Genuity and GTEDS, and will be used for more detailed project planning.

     Due to the pressing backlog of spam complaints, there is an immediate need to deploy a subset of the required functionality. GTEDS plans to configure a version of the prototype that has only known functional features enabled during the month of February. This prototype may not correctly parse all spam complaints because of the many variations of email forwarding and embedding--and in some cases mail header corruption--that occur in practice. At least until a fully-tested version 1 is released, an 80-20 coverage rule will be the processing target, i.e., the system should handle the majority of the "easy" cases and postpone the special case processing until the majority cases are fully handled.

     [LOGO]

     Run Utilities                      top
                                        ---

     There are several common utilities used to trace the route of a Spam message or locate the domain or IP address of its sender. For the best results, it is advisable to run several utilities because they may have access to different databases. By running more than one utility, you can verify the Spam sender address more reliably, and on occasion, if one utility does not locate the Spammer, the other utility may be more successful.

     The following utilities are provided with SpamCheck:

          nslookup                      top
                                        ---

          Nslookup is a program to query Internet domain name servers. Nslookup has two modes: inter-active and non-interactive. Interactive mode allows the user to query name servers for information about various hosts and domains or to print a list of hosts in a domain. Non-interactive mode is used to print just the name and requested information for a host or domain.

          traceroute                    top
                                        ---

          The traceroute output shows the different "hops" an IP message took to reach its destination. Each route the message crosses is referred to as a hop.

          DIG                           top
                                        ---

     The main functional areas of SpamCheck include:

         1.0 Email retrieval: Automatic retrieval of email complaints from a POP server
         2.0 Email Distribution: Differentiating non-spam related complaints and forwarding these to another email address
         3.0 Parsing and extraction: parsing of the email into at least three pieces: 1) internal tracking header and body, 2) complainant header and body, 3) spam sample header and body. Each of these pieces is further parsed to extract specific fields that are needed for analysis

                                                  SOW - Spam Fingerprinting Plan
--------------------------------------------------------------------------------

         4.0 Trouble ticketing: each complaint needs to be associated with either an existing or new trouble ticket. Genuity uses the Vantive trouble ticketing system today, and an interface between SpamCheck and Vantive will be needed.
         5.0 Analysis utilities: additional information about the spam source may be gathered as needed by automatically invoking utilities such as traceroute, nslookup, whois, and dig. Other utilities include remote host clock validation and hex internet address conversion.
         6.0 Storage: Both the raw and extracted information needs to be stored in a database. Information gathered by utilities should also be stored in the database
         7.0 Classification Rules: A set of rules is used to categorize the spam and determine how it should be resolved and what response to the complainant should be sent.
         8.0 Presentation and Query Web Interface: The results of spam complaint processing will be presented through a web interface, and the ability to query the database will be provided.
         9.0 Workflow: Each spam complaint involves a number of user processing steps. The system will track progress and provide a user interface that fits the sequence of tasks that the spam analyst performs.
         10.0 Administration: Facilities for supporting installation, configuration, backup, extensions to certain parameters (keywords, categories), form letters, etc. will be provided through a web interface. The administrative interface also includes a regression testing capability.
         11.0 Online documentation: user and administrative documentation will be available through web pages.

                Genuity will provide the on-site test and deployment machines and will purchase the appropriate third party software (e.g., Allaire ColdFusion) licenses needed for deployment. Genuity will administer and manage the on-site equipment. Labs will work closely with Genuity to insure successful deployment and use of the system.

     2.3.   Project Activities:

     .   Requirements Gathering:
     Genuity CSC developed a set of requirements for a spam "fingerprinting" system in June 1998. It has also documented a set of manual procedures used to process and classify spam. It has a large set of archived spam complaints that are available for use in system design and testing. Based on these procedures and samples, Labs has created a prototype system called SpamCheck(TM). A detailed requirements document is being prepared jointly by Genuity and GTEDS, and will be used for detailed project planning. Further requirements may be identifies as user feedback from system use is obtained.

     .   Software Development
     The prototype system has validated the use of ColdFusion web server and Oracle database. The software for the system is currently a combination of Perl, Java, and ColdFusion scripts.

     .   Testing
     There are thousands of samples to select test cases from. Developing a set of test cases that provide reasonable coverage over the thousands of spam complaints is an ongoing issue. Creating a definitive set of test cases is a prerequisite for developing a quantitative performance metric for the system. We have instrumented the prototype to provide a

                                                  SOW - Spam Fingerprinting Plan
--------------------------------------------------------------------------------

     regression test facility for the parsing and extraction modules so that test cases can be stored in the database and used to validate upgrades to the system.

     .   Deployment
     CSC has provided an NT machine for deploying the prototype. The use of this machine for production will need evaluation. During the prototype deployment, Labs will perform integration with the POP server, installation, and configuration. In subsequent releases, a streamlined installation script may be provided.

     .   User Evaluation
     As spam analysts gain experience with the system, Labs expects to collect feedback on functionality, ease of use, bugs, test cases, etc. in order to improve the system.

     .   Support
     Labs plans to have the development team perform the support function until the SpamCheck system has been completed. After that, the Operations Systems Laboratory has a support team and in the long term a maintenance agreement with the OSL support team can be arranged.

     .   Integration
     The primary integration work anticipated is with Vantive, to permit SpamCheck to retrieve existing tickets and create a new ticket if necessary. Integration with Vantive requires the review and approval of the Genuity IS organization.

     .   Project Planning
     OSL development projects use an internal software development process called TopGun, which covers the entire software lifecycle. The purpose of the TopGun process is to improve software quality and development efficiency.

                                                  SOW - Spam Fingerprinting Plan
--------------------------------------------------------------------------------

     2.4.   Roles and Responsibilities:

     GTEDS and Genuity team will have the following roles and responsibilities during the activities:

         -------------------------------------------------------------------------------------------------------------
                                                                                               Responsibility
         -------------------------------------------------------------------------------------------------------------
                    Phase                                 Activity                         Primary       Secondary
         -------------------------------------------------------------------------------------------------------------
         Project Plan                 Document Business Requirements                       Genuity
         -------------------------------------------------------------------------------------------------------------
                                      Develop and Maintain Project Plan                     GTEDS         Genuity
         -------------------------------------------------------------------------------------------------------------
                                      Identify Team Members                                 GTEDS         Genuity
         -------------------------------------------------------------------------------------------------------------
         Requirements Analysis        Conduct Kickoff Meeting                               GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Schedule System Specification Meetings                GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Schedule Subject Matter Experts                      Genuity
         -------------------------------------------------------------------------------------------------------------
                                      Conduct System Specification Meetings                 GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Develop System Specification                          GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Review/Approve System Specification                  Genuity
         -------------------------------------------------------------------------------------------------------------
         Design Solution              Develop DS                                            GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Review/Approve DS                                    Genuity
         -------------------------------------------------------------------------------------------------------------
         Program Development          Develop Application                                   GTEDS
         -------------------------------------------------------------------------------------------------------------
         System Testing               Develop Integration/Systems Test Plan                 GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Conduct I/S Test                                      GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Develop User and System Documentation                 GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Review/Approve User and System Documentation         Genuity
         -------------------------------------------------------------------------------------------------------------
         User Acceptance Test         Develop Acceptance Test Plan                         Genuity         GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Develop Acceptance Test Cases                        Genuity
         -------------------------------------------------------------------------------------------------------------
                                      Conduct Acceptance Test                              Genuity         GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Approve Production Implementation Schedule           Genuity         GTEDS
         -------------------------------------------------------------------------------------------------------------
         Training                     Train the User's Trainers                             GTEDS         Genuity
         -------------------------------------------------------------------------------------------------------------
                                      Conduct User Training                                Genuity
         -------------------------------------------------------------------------------------------------------------
         Production Implementation    Installation of Release                               GTEDS         Genuity
         -------------------------------------------------------------------------------------------------------------

     2.5.   Milestone Schedule:

     Phase 1
            We propose a delivery date of the prototype as soon as possible, but by February 28, 2000 at the latest. The prototype has the following limitations:
            .  does not perform categorization
            .  no automated distribution function
            .  may not extract all fields correctly
            .  the query interface will be present
            .  dig may not be available
            .  no integration with Vantive
            GTEDS (through its subcontractor) has integrated a regression testing facility and plans to collect test cases during phase 1.

                                                  SOW - Spam Fingerprinting Plan
--------------------------------------------------------------------------------

            Labs expects the review of the detailed requirements document to be completed during phase 1. There will be user training and evaluation sessions as needed for the prototype.

       Phase 2 - Release of SpamCheck Version 1.0
            Delivery dates for Phase 2 will be based upon Genuity priorities, but will be in 2Q2000. We will attempt to provide new functionality in incremental updates if this has advantages to Genuity and can be accommodated by the development team.

            . Version 1.0 will be a fully functional system delivered sometime in 2Q2000 including:
            .  categorization
            .  distribution
            .  partial population of the regression testing facility
            . the 20% special parsing/categorization cases will be deferred based on priorities set by Genuity

            Integration with Vantive is unlikely in this version.

       Phase 3 - Ongoing Support, Enhancements, Upgrades and Releases
            This phase will include the Vantive integration, which depends on appropriate arrangements with Genuity IS. These arrangements will be coordinated by Genuity CSC. We propose a 2H00 timeframe for phase 3. We expect to do further enhancements to the system based on feedback from users and increased number of test cases that will be run through the system.

            The schedule of enhancements, upgrades, and releases will be mutually determined based on the priorities identified by Genuity after requirements are finalized.

     2.6.   Change Control

               Genuity, using the Change Control Request Form in Attachment C, can request changes to this Statement Of Work. The form is completed by the requesting party and submitted to the corresponding contact in the other organization for evaluation and/or approval. If approved, the Change Control Request Form is then sent to the Commercial Services Contract Manager for execution.

     Requests for changes received by GTEDS will be responded to with an estimate of expense and implementation time frame within ten (10) working days from receipt of the request.

                                                  SOW - Spam Fingerprinting Plan
--------------------------------------------------------------------------------

     2.7.   Key Personnel:
     The GTE Laboratories' points of contact for the SpamCheck project are

     William Miniscalco, Program Manager
     (781) 466-2627
     wjm0@gte.com  or  WMiniscalco@gte.com

     John Buford, Manager Software Systems Infrastructure Department
     (781) 466-2620
     JBuford@gte.com

     Phase 1:  3 FTEs
     Subsequent Phases:  3

     This resource sizing includes full-time developers, and as needed work on documentation (requirements, design, user, admin), support, user training, and project management.

     2.8.   Program/Contract Managers:

     In addition to the Program/Contact Managers named in Supplement No. 1, the following have been named specifically for this SOW.


     Title:       Genuity Program Manager        Title:   GTEDS Program Manager
     Name:        Aaron Chin                     Name:
     Address:     5800 Campus Circle East        Address:
                  Irving, Texas 75063
     Telephone:   972-                           Telephone:
     Fax:         972-                           Fax:


     2.9.   Pricing

     Estimated cost of $574,864 will be charged at Time & Materials based on 5040 hours of Sr. MTS labor at $114.06/hr.

     2.10.  Travel

     No specific travel requirements are anticipated during the timeframes identified within this SOW. However, if travel needs do arise, GTEDS will identify and may request authorization and approval from Genuity prior to travel.

     If approved, GTEDS may invoice Genuity for approved reimbursable travel expenses at actual costs incurred as a result of performance under a Statement of Work ("Reimbursable Travel Expenses") in accordance with the Master Contract.

                                                  SOW - Spam Fingerprinting Plan
--------------------------------------------------------------------------------

     2.11.  Acceptance Criteria

     GTEDS will ensure that the following criteria are met in the delivered product:

     GTEDS will provide a complete and integrated design that will provide functionality as specified in the Requirement and Conceptual Solution Document, as of the date of the approved SOW.

     GTEDS will retain documented functionality of previous Releases and SOWs where the functionality is unchanged.

3.   Special Considerations
     The following items have been identified as issues that affect the delivery of SpamCheck.
     . The Vantive integration depends on coordination with IS. Labs has performed and deployed integration with other trouble ticketing systems (e.g., Remedy, for Genuity GNI).
     . The 80-20 target is not based on quantitative testing, we may find that there are more or less volume of special cases than anticipated
     . Evolution of spammers' techniques may introduce spam cases that are more difficult to analyze and match

                                                  SOW - Spam Fingerprinting Plan
--------------------------------------------------------------------------------

4.   Approvals:

     Approval authorizes GTEDS to proceed with work as specified herein.

     Genuity acknowledges and agrees that GTEDS may use affiliate(s) of GTEDS as subcontractor(s) to perform any or all of its duties hereunder.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.



GTE Data Services Incorporated                     Genuity Solutions Inc.

By - Signature                                     By - Signature


Printed Name                                       Printed Name


Title                                              Title

Date                                               Date

                                                  SOW - Spam Fingerprinting Plan
--------------------------------------------------------------------------------

Attachment A - Requirement and Conceptual Solution Document
None provided

     End of Attachment A

Attachment B -Acceptance Criteria
None provided

     End of Attachment B

                                                  SOW - Spam Fingerprinting Plan
--------------------------------------------------------------------------------

Attachment C -Change Control Request Form
                STATEMENT OF WORK - CHANGE CONTROL REQUEST FORM
Date:                                                                     Page 1
Change Request Number:   ___________(To be completed by GTEDS)

Originating Organization: ______________________

Statement of Work Number: _________________ Statement of Work Effective Date:_________

Completed by Genuity
================================================================================
Description of Change:
(The description must identify all Sections and Attachments to the SOW affected by this change and describe the modifications for each. Use additional pages as needed.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)

All other terms and conditions of the Statement of Work, Service Level Agreement, and Internal Supplier Agreement or Master Agreement shall remain unchanged and in full force and effect. Upon final execution, this Change Request Form shall become an Amendment to the above-identified Statement of Work for all changes noted above.

Request Form Completed By: ______________________    Date:  __________________
================================================================================

================================================================================
The above requested Change (does/does not) impacts the hours, price, schedule, or terms and conditions of the SOW, and (does/does not) increase GTEDS cost. Any SOW impacts are listed below:

Cost/Price Impact:
(Identify all hours/cost/price changes to the Project and Development/Implementation Plan.)

Schedule Impact:
(Identify all schedule changes for any phase/milestone/deliverable in the Project and Development/Implementation Schedule.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)

Evaluation Completed By: ______________________      Date:  __________________
================================================================================

================================================================================
Project Manager Approval: ________________________________    Date: ___________
================================================================================

     End of Attachment C

                               Statement of Work
                                    Between
                            GTE Data Services, Inc.
                                      And
                            Genuity Solutions Inc.
                                  To Provide:
                           Enhancements for BART 3.0

    This SOW along with all attachments hereto shall be considered GTE Data
                 Services Proprietary/Confidential Information


1.   Management Summary

     1.1. Introduction

     This Statement of Work is appended to the Agreement for Transition Services dated _______by and between Genuity Solutions Inc. ("Genuity") and GTE Service Corporation and its affiliates and shall be governed by the terms and conditions thereof. The services described herein shall be provided by GTE Data Services Incorporated ("GTEDS") for a period of the earlier of the date of completion of the work or December 31, 2000.

     1.2. Executive Summary

     Genuity desires to continue the ongoing development of enhancements for network capacity planning ("BART") with GTEDS. The development, as referenced herein in more detail, further enables Genuity to reroute circuits owing to data traffic and bandwidth commitments. Genuity has determined that continued development of BART involves skill sets and core competencies currently not internally available. Moving the continuation of BART development to another provider could delay Genuity's current business plans. Accordingly, Genuity desires to complete the work as contained herein within the stated time frame, and GTEDS desires to continue this work during this transition period.

2.   Scope of SOW

     2.1. Scope/Objective:

     Expanded failure analysis

     Overview : A new version of the tool will expand failure analysis capabilities to include the following cases of failures:

     .  Circuit rerouting based on bumping and bandwidth priorities
     .  Link (layer 1)
     .  Front (processor) card (layer 2)
     .  Node (layer 1)
     . Catastrophic failure (simultaneous failures of all NE in the same location)

     Failure analysis functions

                                                 SOW - Enhancements for BART 3.0
--------------------------------------------------------------------------------

     Circuit rerouting based on bumping and bandwidth priorities

     BART 2.1 restoration algorithm does not take into consideration circuit bandwidth and bumping priorities when performing restoration of failed circuits treating all circuits as if they have the same priorities. A new version of the failure analysis algorithm will perform circuit rerouting based on these priorities thus modeling Ascend restoration process including negative bandwidth trunks for non-real time circuits with 0 bumping priority (see [1]) in a more precise manner.
     Link failure analysis

     The tool will study the impact of simultaneous failures of all links between two locations. Only the links that are not SONET protected will assume to fail. Failure of unprotected links will affect the trunks that are routed through at least one of these links. BART will use two sources of information to find the routes:

     .  TRUNK ROUTE EXCEPTION table that specifies the route directly.
     . Default (minimum length route) for the trunks that are not in TRUNK ROUTE EXCEPTION table

     Simultaneous link failure will be modeled as a simultaneous failure of all the affected trunks.

     Front card failure analysis:
     The tool will study the impact of front card failures on trunks as follows:

     . For each slot (one-to-one correspondence is assumed between slots and processor cards) on each switch the tool will find all trunks that are not inter-card protected.
     . Front card failure will be modeled as a simultaneous failure of all these trunks.

     Layer 1 node failure analysis:
     The tool will study the impact of individual node failures. The following cases will be considered:

     a) a node is a part of a system that is not a BLSR ring. Node failure is modeled as simultaneous failures of its adjacent links.
     b) a node is a part of a BLSR ring and the node is not interconnected with other systems. Node failure is modeled as a failure of all layer 2 switches connected to the node.
     c) a node is a part a BLSR ring and the node is interconnected with another system using matched node protected t-link. Failure of the node is modeled as a failure of all layer 2 switches connected to the node.
     d) a node is a part a BLSR ring; the node is interconnected with another system using unprotected t-link. Modeled as a failure of all layer 2 switches connected to the node plus all trunks using unprotected t-link.

     Catastrophic POP failure impact analysis:
     This failure is modeled as a simultaneous failure of all switches and nodes collocated in a given location.

     SVC enhancement
     Description: SVC's will necessitate additional work to support Capacity Planning. Currently BART calculates the equivalent bandwidth of each PVC and then uses OSPF routing to

                                                 SOW - Enhancements for BART 3.0
--------------------------------------------------------------------------------

     determine if the circuit can be routed over ATM trunks during normal and failure situations. If PVCs are like private circuits, SVCs are like phone calls, and the impact of SVCs on our network have to be handled like phone calls, using projections based on historic measurements. To get historic measurements it will be required that the billing system be able to provide a file of information to the BART server with the following elements in each record for each completed call;
     .  From/to Switch CLLI/LPort
     .  From/to Date/Time
     .  A-Z/Z-A CoS/PCR/SCR/MBS/MCR

     Using the tool the user will be able to perform the following functions: analyze SVC billing data, convert them into bandwidth equivalent PVC circuits, and reserve equivalent bandwidth in the GNI ATM cloud for SVCs.

     Reference:

     [1] NavisCore ATM Configuration Guide, Priority Routing, Appendix E.

                                                 SOW - Enhancements for BART 3.0
--------------------------------------------------------------------------------

     2.2.  Roles and Responsibilities:

     GTEDS and Genuity team will have the following roles and responsibilities during the activities:

         -------------------------------------------------------------------------------------------------------------
                                                                                               Responsibility
         -------------------------------------------------------------------------------------------------------------
                    Phase                                 Activity                         Primary       Secondary
         -------------------------------------------------------------------------------------------------------------
         Project Plan                 Document Business Requirements                       Genuity
         -------------------------------------------------------------------------------------------------------------
                                      Develop and Maintain Project Plan                     GTEDS         Genuity
          -------------------------------------------------------------------------------------------------------------
                                      Identify Team Members                                 GTEDS         Genuity
         -------------------------------------------------------------------------------------------------------------
         Requirements Analysis        Conduct Kickoff Meeting                               GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Schedule System Specification Meetings                GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Schedule Subject Matter Experts                      Genuity
         -------------------------------------------------------------------------------------------------------------
                                      Conduct System Specification Meetings                 GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Develop System Specification                          GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Review/Approve System Specification                  Genuity
         -------------------------------------------------------------------------------------------------------------
         Design Solution              Develop DS                                            GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Review/Approve DS                                    Genuity
         -------------------------------------------------------------------------------------------------------------
         Program Development          Develop Application                                   GTEDS
         -------------------------------------------------------------------------------------------------------------
         System Testing               Develop Integration/Systems Test Plan                 GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Conduct I/S Test                                      GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Develop User and System Documentation                 GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Review/Approve User and System Documentation         Genuity
         -------------------------------------------------------------------------------------------------------------
         User Acceptance Test         Develop Acceptance Test Plan                         Genuity         GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Develop Acceptance Test Cases                        Genuity
         -------------------------------------------------------------------------------------------------------------
                                      Conduct Acceptance Test                              Genuity         GTEDS
         -------------------------------------------------------------------------------------------------------------
                                      Approve Production Implementation Schedule           Genuity         GTEDS
         -------------------------------------------------------------------------------------------------------------
         Training                     Train the User's Trainers                             GTEDS         Genuity
         -------------------------------------------------------------------------------------------------------------
                                      Conduct User Training                                Genuity
         -------------------------------------------------------------------------------------------------------------
         Production Implementation    Installation of Release                               GTEDS         Genuity
         -------------------------------------------------------------------------------------------------------------

                                                 SOW - Enhancements for BART 3.0
--------------------------------------------------------------------------------

     2.3.  Milestone Schedule:

------------------------------------------------------------------------------------------------------------------
Milestone Number            Due Date      Description
------------------------------------------------------------------------------------------------------------------
1                           4/28/2000       "Expanded Failure Analysis" capabilities as detailed in the original technical write up for BART enhancements - this contract covers the production software development cost.
------------------------------------------------------------------------------------------------------------------
2                           7/28/2000       "SVC Functionality" as detailed in the original technical write up for
                                            BART enhancements - this contract covers the production software development cost.
------------------------------------------------------------------------------------------------------------------

     2.4.  Change Control

     Genuity, using the Change Control Request Form in Attachment C, can request changes to this Statement Of Work. The form is completed by the requesting party and submitted to the corresponding contact in the other organization for evaluation and/or approval. If approved, the Change Control Request Form is then sent to the Commercial Services Contract Manager for execution.

     Requests for changes received by GTEDS will be responded to with an estimate of expense and implementation time frame within ten (10) working days from receipt of the request.

     2.5.  Key Personnel

     Not Applicable

     2.6.  Program/Contract Managers:

     In addition to the Program/Contact Managers named in Supplement No. 1, the following have been named specifically for this SOW.


     Title:     Genuity Program Manager         Title:  GTEDS Program Manager
     Name:      Cathy Setinsek                  Name:
     Address:   5800 Campus Circle East         Address:
                Irving, Texas 75063
     Telephone: 972-                            Telephone:
     Fax:       972-                            Fax:

     2.7.  Pricing

     Estimated cost of $98,000 will be charged at Time & Materials to Genuity based on 860 hrs. of Sr. MTS labor at $114.06/hr.

                                                 SOW - Enhancements for BART 3.0
--------------------------------------------------------------------------------

     2.8.   Travel

     2.8.1. No specific travel requirements are anticipated during the timeframes identified within this SOW. However, if travel needs do arise, GTEDS will identify and may request authorization and approval from Genuity prior to travel.

     2.8.2. If approved, GTEDS may invoice Genuity for approved reimbursable travel expenses at actual costs incurred as a result of performance under a Statement of Work ("Reimbursable Travel Expenses") in accordance with the Master Contract.

     2.9.  Acceptance Criteria

     GTEDS will ensure that the following criteria are met in the delivered product:

     . GTEDS will provide a complete and integrated design that will provide functionality as specified in the Requirement and Conceptual Solution Document, as of the date of the approved SOW.

     . GTEDS will retain documented functionality of previous Releases and SOWs where the functionality is unchanged.

3.   Special Considerations

     None

                                                 SOW - Enhancements for BART 3.0
--------------------------------------------------------------------------------

4.   Approvals:

     Approval authorizes GTEDS to proceed with work as specified herein.

     Genuity acknowledges and agrees that GTEDS may use affiliate(s) of GTEDS as subcontractor(s) to perform any or all of its duties hereunder.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.


GTE Data Services Incorporated             Genuity Solutions Inc.

By - Signature                             By - Signature


Printed Name                               Printed Name



Title                                      Title

Date                                       Date

                                                 SOW - Enhancements for BART 3.0
--------------------------------------------------------------------------------

Attachment A - Requirement and Conceptual Solution Document
None provided

         End of Attachment A

Attachment B -Acceptance Criteria
None provided

         End of Attachment B

                                                 SOW - Enhancements for BART 3.0
--------------------------------------------------------------------------------

Attachment C -Change Control Request Form
                 STATEMENT OF WORK - CHANGE CONTROL REQUEST FORM

Date:                                                                     Page 1
Change Request Number:   ___________(To be completed by GTEDS)

Originating Organization: ______________________

Statement of Work Number: _________________ Statement of Work Effective Date:_________


Completed by Genuity
--------------------------------------------------------------------------------
Description of Change:
(The description must identify all Sections and Attachments to the SOW affected by this change and describe the modifications for each. Use additional pages as needed.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)

All other terms and conditions of the Statement of Work, Service Level Agreement, and Internal Supplier Agreement or Master Agreement shall remain unchanged and in full force and effect. Upon final execution, this Change Request Form shall become an Amendment to the above-identified Statement of Work for all changes noted above.

Request Form Completed By: ______________________    Date:  __________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above requested Change (does/does not) impacts the hours, price, schedule, or terms and conditions of the SOW, and (does/does not) increase GTEDS cost. Any SOW impacts are listed below:

Cost/Price Impact:
(Identify all hours/cost/price changes to the Project and Development/Implementation Plan.)

Schedule Impact:
(Identify all schedule changes for any phase/milestone/deliverable in the Project and Development/Implementation Schedule.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)

Evaluation Completed By: ______________________ Date: __________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Project Manager Approval: _____________________________ Date: __________________

--------------------------------------------------------------------------------

            End of Attachment C

                                                SOW - SCPT Production Deployment
--------------------------------------------------------------------------------


                               Statement of Work
                                    Between
                            GTE Data Services, Inc.
                                      And
                            Genuity Solutions Inc.
                                  To Provide:
                          SCPT Production Deployment


    This SOW along with all attachments hereto shall be considered GTE Data
                 Services Proprietary/Confidential Information

1.   Management Summary

     1.1. Introduction
     This Statement of Work is appended to the Agreement for Transition Services dated _______by and between Genuity Solutions Inc. ("Genuity") and GTE Service Corporation and its affiliates and shall be governed by the terms and conditions thereof. The services described herein shall be provided by GTE Data Services Incorporated ("GTEDS") for a period of the earlier of the date of completion of the work or December 31, 2000.

     1.2. Executive Summary

     Genuity desires to continue the ongoing deployment of a network routing simulation ("IP Modeling") solution with GTEDS. The deployment, as referenced herein in more detail, further enables Genuity to simulate network routing to obtain need data to better understand their network operations. Genuity has determined deployment of such a solution involves skill sets and core competencies currently not internally available. Using another provider for the deployment of the IP Modeling solution could delay Genuity's current business plans. Accordingly, Genuity desires to complete the work as contained herein within the stated time frame, and GTEDS desires to continue this work during this transition period.

2.   Scope of Work

     2.1. New Functionality

     2.1.1 Data processing and import/export capabilities to support Jason Whitler's demand routing simulation and to perform required computations for the subsequent "Network Segment Fill Analysis".

     2.1.2 Analyze, design, and develop Demand Segmentation features. (Ref: GNI CP requirements DF28, DF15, DF16, DF18, DF19, and DF21) The goal of these requirements is to automatically process each raw demand into pieces for layers 1A, 1B, and/or 2, and to provide appropriate homing arrangements.

                                                SOW - SCPT Production Deployment
--------------------------------------------------------------------------------


     2.1.3 WCDR/CODA mapping and reconciliation. (This is to update demand and circuit status.)


     2.2.  Enhance Database Capabilities

     2.2.1 Design and develop capabilities to ensure upgradability and continuity in production DB.
     (This ensures that as new features are added to the tool and the db schema is changed, we can keep track of what db is being used currently and how to migrate it to the new db)

     2.2.2 Develop the capability to extract demand data from one DB and merge into another DB.
     (This will allow planners to work with local versions for independent analysis and then provide capability to merge the shared data, with appropriately defined rules for the merging and updating)

     2.2.3 Provide Activity Logging feature for every major user edit (e.g., creating a new system, deleting a circuit). More data export capabilities. Data will not be locked in a closed system.

     2.3.  Enhance Deployment Platform and Performance

     2.3.1 Upgrade PowerBuilder and Sybase runtime engines to enable web interface in the future.

     2.3.2 Performance enhancements will be handled in future phases.

     2.4.  Data Population

     2.4.1 Update baseline network, physical inventory, and capacity demand in SCPT database.

     2.5.  Testing, Documentation and Support

     2.5.1 Testing and fixing before the rollout.

     2.5.2 User Guide, training material, and online help.

     2.5.3 On-site training.

     2.5.4 Support throughout the year 2000 to add minor enhancements and fix bugs.

                                                SOW - SCPT Production Deployment
--------------------------------------------------------------------------------

     2.6.  Roles and Responsibilities:

     GTEDS and Genuity team will have the following roles and responsibilities during the activities:

     -------------------------------------------------------------------------------------------------------------
                                                                                    Responsibility
     -------------------------------------------------------------------------------------------------------------
     Phase                        Activity                                          Primary       Secondary
     -------------------------------------------------------------------------------------------------------------
     Project Plan                 Document Business Requirements                    Genuity
     -------------------------------------------------------------------------------------------------------------
                                  Develop and Maintain Project Plan                 GTEDS         Genuity
     -------------------------------------------------------------------------------------------------------------
                                  Identify Team Members                             GTEDS         Genuity
     -------------------------------------------------------------------------------------------------------------
     Requirements Analysis        Conduct Kickoff Meeting                           GTEDS
     -------------------------------------------------------------------------------------------------------------
                                  Schedule System Specification Meetings            GTEDS
     -------------------------------------------------------------------------------------------------------------
                                  Schedule Subject Matter Experts                   Genuity
     -------------------------------------------------------------------------------------------------------------
                                  Conduct System Specification Meetings             GTEDS
     -------------------------------------------------------------------------------------------------------------
                                  Develop System Specification                      GTEDS
     -------------------------------------------------------------------------------------------------------------
                                  Review/Approve System Specification               Genuity
     -------------------------------------------------------------------------------------------------------------
     Design Solution              Develop DS                                        GTEDS
     -------------------------------------------------------------------------------------------------------------
                                  Review/Approve DS                                 Genuity
     -------------------------------------------------------------------------------------------------------------
     Program Development          Develop Application                               GTEDS
     -------------------------------------------------------------------------------------------------------------
     System Testing               Develop Integration/Systems Test Plan             GTEDS
     -------------------------------------------------------------------------------------------------------------
                                  Conduct I/S Test                                  GTEDS
     -------------------------------------------------------------------------------------------------------------
                                  Develop User and System Documentation             GTEDS
     -------------------------------------------------------------------------------------------------------------
                                  Review/Approve User and System Documentation      Genuity
     -------------------------------------------------------------------------------------------------------------
     User Acceptance Test         Develop Acceptance Test Plan                      Genuity       GTEDS
     -------------------------------------------------------------------------------------------------------------
                                  Develop Acceptance Test Cases                     Genuity
     -------------------------------------------------------------------------------------------------------------
                                  Conduct Acceptance Test                           Genuity       GTEDS
     -------------------------------------------------------------------------------------------------------------
                                  Approve Production Implementation Schedule        Genuity       GTEDS
     -------------------------------------------------------------------------------------------------------------
     Training                     Train the User's Trainers                         GTEDS         Genuity
     -------------------------------------------------------------------------------------------------------------
                                  Conduct User Training                             Genuity
     -------------------------------------------------------------------------------------------------------------
     Production Implementation    Installation of Release                           GTEDS         Genuity
     -------------------------------------------------------------------------------------------------------------

                                                SOW - SCPT Production Deployment
--------------------------------------------------------------------------------



     2.7.  Milestone Schedule:

--------------------------------------------------------------------------------------------------------------------
Number          Date of Completion                                Description
--------------------------------------------------------------------------------------------------------------------
1               04/26/2000                                        Delivery of phase 1 for testing/ The features
                                                                  include new routing and demand segmentation
                                                                  features, new db capabilities, and documentation.
--------------------------------------------------------------------------------------------------------------------
2               05/26/2000                                        Support for UAT and modifications of software to
                                                                  fix bugs, minor changes, etc.
--------------------------------------------------------------------------------------------------------------------
3               06/2000-09/2000                                   Analysis and design phases for automated methods
                                                                  to update baseline network description and
                                                                  inventory data. In Phase 1 this is a manual step
                                                                  but automated methods will be critical to ensure
                                                                  accuracy of the baseline network picture in
                                                                  SCPT. The work would include analysis of date
                                                                  interface capabilities to bring system
                                                                  configuration and connectivity information from
                                                                  Nortel's Data Mining/ SONET Planner Tool to
                                                                  SCPT, as well as the possibility of a data feed
                                                                  from Smallworld Design and evaluate methods to
                                                                  make relevant capacity information easily
                                                                  accessible to others parts of the organization.
                                                                  This would include web-enabled
                                                                  information/report publishing and sharing.
--------------------------------------------------------------------------------------------------------------------
4               10/2000-12/2000                                   Analysis of modeling requirements to accommodate
                                                                  DWDM planning and circuit provisioning directly
                                                                  on DWDM layer.
                                                                  .   Changes required to SCPT design and data
                                                                      model to support circuit routing on SONET
                                                                      protection channels, for example ATM
                                                                      circuits routed over SONET protection
                                                                      capacity.
                                                                  .   Assessment of the potential methods and
                                                                      benefits of integrating SCPT with BART
                                                                      (see BART write-up above).
                                                                  .   Analysis and design of data interface
                                                                      capabilities to bring network usage
                                                                      data from TBS to SCPT.
                                                                  .   More advanced demand routing algorithms
                                                                      that focus on load balancing, or other
                                                                      criteria.
--------------------------------------------------------------------------------------------------------------------

     2.8.  Change Control

     Genuity, using the Change Control Request Form in Attachment C, can request changes to this Statement Of Work. The form is completed by the requesting party and submitted to the corresponding contact in the other organization for evaluation and/or approval. If approved, the Change Control Request Form is then sent to the Commercial Services Contract Manager for execution.

     Requests for changes received by GTEDS will be responded to with an estimate of expense and implementation time frame within ten (10) working days from receipt of the request.

     2.9.  Key Personnel

     Not Applicable

                                                SOW - SCPT Production Deployment
--------------------------------------------------------------------------------



     2.10.     Program/Contract Managers:

     In addition to the Program/Contact Managers named in Supplement No. 1, the following have been named specifically for this SOW.

     Title:    Genuity Program Manager     Title: GTEDS Program Manager
     Name:     Aaron Chin                  Name:
     Address:  5800 Campus Circle East     Address:
     Irving, Texas 75063
     Telephone: 972-                       Telephone:
     Fax:  972-                            Fax:

     2.11.  Pricing

     Estimated cost of $395,000 will be charged at Time & Materials to Genuity based on 3463 hours of Sr. MTS Labor at $114.06/hr.

     2.12.  Travel

     2.12.1 No specific travel requirements are anticipated during the timeframes identified within this SOW. However, if travel needs do arise, GTEDS will identify and may request authorization and approval from Genuity prior to travel.

     2.12.2 If approved, GTEDS may invoice Genuity for approved reimbursable travel expenses at actual costs incurred as a result of performance under a Statement of Work ("Reimbursable Travel Expenses") in accordance with the Master Contract.

     2.13.  Acceptance Criteria

     GTEDS will ensure that the following criteria are met in the delivered product:

     GTEDS will provide a complete and integrated design that will provide functionality as specified in the Requirement and Conceptual Solution Document, as of the date of the approved SOW.

     GTEDS will retain documented functionality of previous Releases and SOWs where the functionality is unchanged.


3.      Special Considerations

     None

                                                SOW - SCPT Production Deployment
--------------------------------------------------------------------------------



4.      Approvals:

Approval authorizes GTEDS to proceed with work as specified herein.

Genuity acknowledges and agrees that GTEDS may use affiliate(s) of GTEDS as subcontractor(s) to perform any or all of its duties hereunder.


IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.


GTE Data Services Incorporated                    Genuity Solutions Inc.

By - Signature                                    By - Signature


Printed Name                                      Printed Name



Title                                             Title

Date                                              Date

                                                SOW - SCPT Production Deployment
--------------------------------------------------------------------------------



Attachment A - Requirement and Conceptual Solution Document
None provided

End of Attachment A

Attachment B - Acceptance Criteria
None provided

End of Attachment B

                                                SOW - SCPT Production Deployment
--------------------------------------------------------------------------------



Attachment C -Change Control Request Form
STATEMENT OF WORK - CHANGE CONTROL REQUEST FORM

Date:                                                                     Page 1
Change Request Number:   ___________(To be completed by GTEDS)

Originating Organization: ___________________

Statement of Work Number: _____________    Statement of Work Effective
Date:_________


Completed by Genuity
Description of Change:
(The description must identify all Sections and Attachments to the SOW affected by this change and describe the modifications for each. Use additional pages as needed.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)

All other terms and conditions of the Statement of Work, Service Level Agreement, and Internal Supplier Agreement or Master Agreement shall remain unchanged and in full force and effect. Upon final execution, this Change Request Form shall become an Amendment to the above-identified Statement of Work for all changes noted above.

Request Form Completed By: ______________________    Date:  __________________



The above requested Change (does/does not) impacts the hours, price, schedule, or terms and conditions of the SOW, and (does/does not) increase GTEDS cost. Any SOW impacts are listed below:

Cost/Price Impact:
(Identify all hours/cost/price changes to the Project and Development/Implementation Plan.)

Schedule Impact:
(Identify all schedule changes for any phase/milestone/deliverable in the Project and Development/Implementation Schedule.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)

Evaluation Completed By: ______________________    Date:  __________________



Project Manager Approval: _____________________________    Date: _______________

___________________
End of Attachment C

                           Statement of Work Between
          GTE Data Services, Incorporated and Genuity Solutions Inc.
             To Provide Continuing Operations Support for SAP R/3


1.0  Management Summary

This Statement of Work is appended to the Agreement for IT Transition Services ("Agreement" dated________by and between Genuity Solutions Inc. and GTE Service Corporation and its affiliates and shall be governed by the terms and conditions thereof. The services described herein shall be provided by GTE Data Services Incorporated for a period of twelve months effective upon the Effective Date of the IT Transition Services Agreement. This Statement of Work may not be renewed.

Genuity uses an integrated system (SAP R3), for a major portion of its Capital Planning, Project Planning, General Accounting, Managerial Accounting, Purchase Order Management and Asset Management business processes. This system and its associated data processing are supported by GTEDS. Genuity believes that in order to continue its regular business operations in the initial post merger environment that they will require the continued use of this system on an interim basis.

1.1  Introduction

This Statement of Work (SOW) outlines the tasks required for GTEDS to support Genuity.

GTEDS shall perform in accordance with this Statement Of Work.

1.2  Scope Of Work

     SAP R/3

     Support and maintenance services are provided by GTEDS to provide transition services and continuing operations for Genuity. The support and maintenance services include:

          .    Maintaining five (5) hardware and software environment(s)--(Note:
               development and test environments are shared resources, within the common development framework)
          .    SAP R/3 Basis
          .    Availability Management
          .    Information Security Management
          .    Application Security
          .    Custom Code Maintenance
          .    Interface/Outerface Application Support
          .    Disaster Recovery Planning
          .    Providing requested periodic reporting of effort and/or
               performance against service levels

     This SOW provides access to the following standard SAP R/3 modules:

          .    FI - Financial Accounting
          .    TR - Treasury
          .    CO - Controlling

          .    EC - Enterprise Controlling
          .    IM- Investment Management
          .    PP - Production Planning
          .    MM - Materials Management
          .    PM - Plant Maintenance and Service Management
          .    QM - Quality Management
          .    PS - Project Systems
          .    SD - Sales and Distribution
          .    HR - Human Resources Management

     New Dimension SAP products such as, but not limited to, BW - Business Information Warehouse, APO - Advanced Planner and Optimizer and B2B - Business-to-Business Procurement are not included in the base software license agreement.

     Attachment A provides detailed descriptions of each module as provided by SAP.

     Genuity specific implementation of the available base SAP R/3 software is detailed in Genuity Version 1.0 as documented in the ARIS model located in Attachment B.

1.3  Contract Type

     This contract has four components. The first component is for the hardware and data center infrastructure and is a fixed price component. The second component covers production support and is a fixed price per seat per month. The third component covers the enhanced services selected by Genuity and these will be billed on a time and materials basis. The last component provides access to GTE mainframe processing and is billed on a usage basis.

1.4  GTEDS Responsibilities

     ----------------------------------------------------------------------------------------------------------
      Service Category                         Service Descriptions                       Service Descriptions
     ----------------------------------------------------------------------------------------------------------
      SAP R/3 Basis                     SAP Application/System Monitoring                       Standard
                                     --------------------------------------------------------------------------
                                        SAP Basis Technical Support                             Standard
                                     --------------------------------------------------------------------------
                                        SAP Basis Operations                                    Standard
                                     --------------------------------------------------------------------------
                                        SAP Configuration Management                            Standard
                                     --------------------------------------------------------------------------
                                        Auxillary Tool Support                                  Enhanced
                                     --------------------------------------------------------------------------
                                        SAP Application Upgrades                                Enhanced
     ----------------------------------------------------------------------------------------------------------
      Availability Management           Change Management                                       Standard
                                     --------------------------------------------------------------------------
                                        Help Desk                                               Standard
                                     --------------------------------------------------------------------------
                                        Crisis Management                                       Standard
                                     --------------------------------------------------------------------------
                                        Problem Management                                      Standard
     ----------------------------------------------------------------------------------------------------------
      Application Security              SAP Security Maintenance                                Enhanced
                                     --------------------------------------------------------------------------
                                        Access Administration                                   Standard
     ----------------------------------------------------------------------------------------------------------
      Custom Code Maintenance           Code Maintenance                                        Enhanced
                                     --------------------------------------------------------------------------
                                        Configuration Management                                Enhanced
                                     --------------------------------------------------------------------------
                                        Distribution/Installation                               Enhanced
     ----------------------------------------------------------------------------------------------------------
      Interface/Outerface               Support/Scheduling/Coordination                         Enhanced
                                     --------------------------------------------------------------------------
      Application Support               Application Recovery/Reruns                             Enhanced
     ----------------------------------------------------------------------------------------------------------
      Disaster Recovery                 Data Processing Recovery                                Enhanced
      Planning
     ----------------------------------------------------------------------------------------------------------
      Graphical User                    Configure and prepare SAP GUI for                       Standard
      Interface (GUI)                   standard/common desktop.
                                     --------------------------------------------------------------------------
                                        Configure and prepare SAP GUI for                       Enhanced
                                        non-standard desktop software packages
     ----------------------------------------------------------------------------------------------------------

     Standard services are included the Production Support fees as described in part two of Section 2.1 below. Enhanced services include SAP support above the basic application Production Support. The Enhanced Services and the corresponding estimated hours for these services are outlined in part three of Section 2.1.

1.5  Genuity Responsibilities

     .    Genuity workstation desktop support
     .    SAP GUI (Graphical User Interface) deployment to end users
     .    Desktop application interoperability testing
     .    Functional Subject Matter Expert Support
     .    Reporting incidents to the National SAP Support Center
     .    Performing user acceptance testing
     . A representative of the customer is required to be available to GTEDS when GTEDS is performing services, whether those services are being performed via telephone or at the customer's site.
     .    Disaster Recovery - Business Recovery Plans

1.6  Key Personnel

     GTEDS shall assign the following Key Personnel to participate on this Statement Of Work.

     To be provided upon request.

1.7  Travel

     The following travel requirements are required for this SOW.

     Travel requirements are on a time and material basis per Genuity request.

1.8  Software License Conditions

     Any license transfer fees incurred by GTEDS on behalf of Genuity will be billed separately from this Statement of Work. Genuity is responsible for ensuring logon ids are not shared between multiple users. If multiple users are detected through system monitoring procedures, the additional users will be counted as named users and Genuity will be billed for this usage.

1.9  Contacts

     Title:  Genuity Project Manager
     Name:
     Address:
     Telephone:
     Fax:

     Title:  GTEDS Account Manager
     Name:
     Address:
     Telephone:
     Fax:

1.10 Reporting Requirements

     ------------------------------------------------------------------------------------------------------------
                  Frequency                           Report                                 Review
     ------------------------------------------------------------------------------------------------------------
       On Demand                        % Production Incidents Installed
                                        on Time
     ------------------------------------------------------------------------------------------------------------
       When an Outage is Resolved       Root Cause Notification Email           PostMortem Review
                                                                                (If Outage is more than 2 hours)
     ------------------------------------------------------------------------------------------------------------
       Monthly                          Performance Metrics                     Management Review
     ------------------------------------------------------------------------------------------------------------

     Each of the reports and reviews listed in the table is defined in the attached Service Level Agreement.

1.11 Special Considerations

     Monthly Performance Meetings
     ----------------------------

     National SAP Support Center and Genuity will attend a planned monthly Performance Review meeting with Commercial Services Account Management. The primary purpose of these meetings will be review the monthly reporting package and discuss account status.

     The objectives of the meeting will include, but not be limited to:

     .    Review of reporting package
     .    Forecast of customer workload
     .    General Issues

     Addition Of New Solution Environments
     -------------------------------------

     If there are significant changes in processing requirements or customer environments, the measurements contained in this Statement Of Work are subject to revision based on mutual agreement of GTEDS and Genuity. When a new solution configuration environment is added, its performance will be tracked, but not included in the rating mix until the system has been running in production for two (2) months and support documentation has been provided by the Genuity to GTEDS.

2.0  Compensation Authorization

2.1  Compensation Terms

     The monthly billings for this SOW will consist of four parts.

     Part 1 - Data Center Infrastructure -The funding authorized for this portion of the Statement of Work is a total price for the hardware and data center infrastructure (a.k.a. AM/FM). The hardware and infrastructure have been established to support a range of users between 700 - 1,000 (consistent with current usage patterns). Genuity has also chosen to add two optional hardware configurations to the base support, high availability and disaster recovery. The total support is comparable to the existing services received today and is consistent with the current service level agreement. This portion will be billed on a monthly basis of $149,042.

     Part 2 - Production Support -The funding authorized for the production support portion of the Statement of Work is defined below at a per seat per month rate with volume discounts applied. Payment will be made based on the average number of SAP Named Users during each month.

     ------------------------------------------------------------------------
          Number of Named Users                   Monthly Price Per Seat
     ------------------------------------------------------------------------
             less than 50                                  $819.00
     ------------------------------------------------------------------------
                   51-100                                  $472.00
     ------------------------------------------------------------------------
                  101-150                                  $336.00
     ------------------------------------------------------------------------
                  151-200                                  $285.00
     ------------------------------------------------------------------------
                  201-300                                  $234.00
     ------------------------------------------------------------------------
                  301-400                                  $209.00
     ------------------------------------------------------------------------
                  401-500                                  $193.00
     ------------------------------------------------------------------------
                  501-600                                  $183.00
     ------------------------------------------------------------------------
                  601-700                                  $176.00
     ------------------------------------------------------------------------
                  701-800                                  $170.00
     ------------------------------------------------------------------------
                  801-900                                  $166.00
     ------------------------------------------------------------------------
                 901-1000                                  $163.00
     ------------------------------------------------------------------------
                1001-1100                                  $160.00
     ------------------------------------------------------------------------
                1101-1200                                  $157.00
     ------------------------------------------------------------------------
                1201-1300                                  $156.00
     ------------------------------------------------------------------------
                1301-1400                                  $154.00
     ------------------------------------------------------------------------
                1401-1500                                  $152.00
     ------------------------------------------------------------------------
                1501-2000                                  $147.00
     ------------------------------------------------------------------------

     Part 3 -Enhanced Services - The funding authorized for the enhanced services in this Statement of Work is defined below at the rates per hour listed in the Information Technology Services Agreement and consist of the following estimates to support Genuity Version 1.0 as documented in the ARIS models. These estimates are based on current levels of support and are consistent with the Service Level Agreements. GTEDS will determine the mix of resources required to complete required tasks.

     ---------------------------------------------------------------------
          Area of                            Authorized Hours (average
          Responsibility                     per month during each 12
                                                  month period)
     ---------------------------------------------------------------------
          Disaster Recovery                             15
          Planning
     ---------------------------------------------------------------------
          Auxiliary Tool Support                        39
     ---------------------------------------------------------------------
          Application Security                         119
          Profile Maintenance
          and Updates
     ---------------------------------------------------------------------
          Maintenance of Custom                        349
          built software
     ---------------------------------------------------------------------
          Interface/Outerface                          191
          Application Support
     ---------------------------------------------------------------------
          Functional Configuration                     221
          Support and Maintenance
     ---------------------------------------------------------------------
          National Finance Systems                      83
          Support for Integrated
          Schedules
     ---------------------------------------------------------------------
          National Finance Systems                     225
          Support for Master Data
          Table Updates and
          Maintenance
     ---------------------------------------------------------------------
          User Location                                 18
          Maintenance for On-Line
          SLA Monitoring
     ---------------------------------------------------------------------
          AD Hoc and Minor                             160
          Enhancement Support
     ---------------------------------------------------------------------
          Configure and prepare                         10
          SAP GUI for non-standard
          desktop software packages
     ---------------------------------------------------------------------

     Part 4 -Mainframe Processing Charges - The funding authorized for mainframe processing services for interfaces and outerfaces in this Statement of Work will be billed at the rates listed in the Information Technology Services Agreement. Mainframe processing costs are based on usage of mainframe components including but not limited to CPU, Tape, and Disk Access.

2.1.1  Monthly Costs

       The following estimated summarized monthly prices are based on the current 800 seats estimated by Genuity and the monthly estimates for enhanced services:

            ------------------------------------------------------------
                                Total Price per Month
            ------------------------------------------------------------
              Part 1 - Data Center Infrastructure              149,042
            ------------------------------------------------------------
              Part 2 - Production Support                      137,598
            ------------------------------------------------------------
              Part 3 - Enhanced Services                       183,165
            ------------------------------------------------------------
              Part 4 - Mainframe Services                        1,000
            ------------------------------------------------------------
                 Estimated Total                              $470,805
            ------------------------------------------------------------

       If Genuity elects to use GTEDS Hardware to operate and run Genuity Provided Software pursuant to a Statement of Work, Genuity shall obtain all licenses necessary for use of such software, pay any associated fees negotiated with GTEDS for running such software for Genuity and pay any costs related to obtaining required consents needed by GTEDS to use such software for Genuity's benefit. Genuity shall be responsible for all costs associated with Genuity provided third party software. The estimated license fee(s) are to be determined.

3.0    Service Level

       GTEDS will perform the services requested in the Statement Of Work with the intention of meeting the service level objectives for the Production SAP R/3 system as outlined in the SAP R/3 Service Level Agreement attached to the Information Technology Services Agreement. GTEDS will provide monthly reporting against each service level to Genuity. Each service level will have a target range of performance. These terms are defined as follows:

            Goal     - Grade of service that GTEDS will be striving for
            Target   - Grade of service that should initially be expected
            Baseline - Grade of service that will require investigation, an action plan and improvement to at least the target level.

       If GTEDS's performance falls to the baseline more than two (2) consecutive months or two months in the previous six (6) months, GTEDS will, as part of the standard service offering, conduct an investigation into cause of the service problem. GTEDS will present Genuity with an action plan within in thirty (30) days that corrects GTEDS' performance to the target level. Correction to the target must be completed within thirty (30) days after the plan is presented and mutually agreed to.

4.0  APPROVALS

IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified below.


GTE Data Services, Incorporated              Genuity SOLUTIONS Inc.



By - Signature                               By - Signature



Printed Name                                 Printed Name



Title                                        Title



Date                                         Date

Approval authorizes GTEDS to proceed with performing and scheduling the work.

Attachment A - SAP R/3 Base Software Module Descriptions

          .    FI - Financial Accounting
               Collects all the data in your company relevant to accounting, providing complete documentation and comprehensive information, and is at the same time an up-to-the-minute basis for enterprise-wide control and planning.

          .    TR - Treasury
               A complete solution for efficient financial management that ensures the liquidity of your company worldwide, structures financial assets profitably, and minimizes risks.

          .    CO - Controlling
               A complete array of compatible planning and control instruments for company-wide controlling systems, with a uniform reporting system for coordinating the contents and procedures of your company's internal processes.

          .    EC - Enterprise Controlling
               Continuously monitors your company's success factors and performance indicators on the basis of specially prepared management information.

          .    IM - Investment Management
               Offers integrated management and processing of investment measures and projects from planning to settlement, including pre-investment analysis and depreciation simulation.

          .    PP - Production Planning
               Provides comprehensive processes for all types of manufacturing: from repetitive, make-to-order, and assemble-to-order production, through process, lot and make-to-stock manufacturing, to integrated supply chain management with functions for extended MPR II and electronic kanban, plus optional interfaces to PDC, process control systems, CAD, and PDM.

          .    MM - Materials Management
               Optimizes all purchasing processes with workflow-driven processing functions, enables automated supplier evaluation, lowers procurement and warehousing costs with accurate inventory and warehouse management, and integrates invoice verification.

          .    PM - Plant Maintenance and Service Management
               Provides planning, control, and processing of scheduled maintenance, inspection, damage-related maintenance, and service management to ensure availability of operational systems, including plants and equipment delivered to customers.

          .    QM - Quality Management
               Monitors, captures, and manages all processes relevant to your quality assurance along the entire supply chain, coordinates inspection processing, initiates corrective measures, and integrates laboratory information systems.

          .    PS - Project Systems
               Coordinates and controls all phases of a project, in direct cooperation with Purchasing and Controlling, from quotation to design and approval, to resource management and cost settlement.

          .    SD - Sales and Distribution
               Actively supports sales and distribution activities with outstanding functions for pricing, prompt order processing, and on-time delivery, interactive multilevel variant configuration, and a direct interface to Profitability Analysis and Production.

          .    HR - Human Resources Management
               Provides solutions for planning and managing your company's human resources, using integrated applications that cover all personnel management tasks and help simplify and speed the processes.

Attachment B - Genuity Version 1.0


ARIS model documentation to be supplied upon request.

      Service Level Agreement Between GTE Data Services, Incorporated and
                      Genuity Solutions Inc. for SAP R/3

1.   Introduction

               This Service Level Agreement (SLA) GTI00200 is appended to the Agreement for IT Transition Services dated ____________________, 2000, by and between GTE Service Corporation and its affiliates, and Genuity Solutions Inc. ("Genuity"), and shall be governed by the terms and conditions thereof. The services referenced herein shall be provided by GTE Data Services Incorporated ("GTEDS").


               The primary focus of this Service Level Agreement is to identify the level of support to be provided by GTEDS for continuing operations of the existing SAP R/3 applications.

2.   Scope of Agreement

               Genuity will execute one or more Statement(s) Of Work (SOW), to which GTEDS shall have the responsibilities listed below. For purposes of this agreement, Genuity may issue an Authorization To Proceed prior to, or instead of, a Statement Of Work. All references to a Statement Of Work will also apply to an Authorization To Proceed.

               The scope of work to be performed, the Deliverables and services to be provided shall be determined in such Statement(s) Of Work, including all attachments thereto. Each Statement Of Work that refers to this Agreement shall be deemed a separate agreement that incorporates the terms and conditions of this Agreement by reference. All references in this Agreement to a Statement Of Work shall refer to such documents. GTEDS and Genuity shall strictly observe the requirements of the Statement(s) Of Work in all respects.

3.   GTEDS Responsibility

               GTEDS is responsible for the support of SAP R/3 for Genuity for the services listed below. Detailed descriptions of each service are included in the Appendix A.

               This SLA applies only to the production environment unless otherwise specified.

               -------------------------- -------------------------------------

                 Service Category                   Services

               -------------------------- -------------------------------------
               SAP R/3 Basis              SAP Application/System Monitoring
                                          -------------------------------------
                                          SAP Basis Technical Support
                                          -------------------------------------
                                          SAP Basis Operations
                                          -------------------------------------
                                          SAP Configuration Management
                                          -------------------------------------
                                          Auxillary Tool Support
                                          -------------------------------------
                                          SAP Application Upgrades
               ----------------------------------------------------------------
               Availability Management    Change Management
                                          -------------------------------------
                                          Help Desk
                                          -------------------------------------
                                          Crisis Management
                                          -------------------------------------
                                          Problem Management
               ----------------------------------------------------------------
               Application Security       SAP Security Maintenance
               -------------------------- -------------------------------------
                                          Access Administration
               ----------------------------------------------------------------
               Custom Code Maintenance    Code Maintenance
                                          -------------------------------------
                                          Configuration Management
                                          -------------------------------------
                                          Distribution/Installation
                                          -------------------------------------
                                          Application Maintenance
               ----------------------------------------------------------------
               Interface/Outerface        Support/Scheduling/Coordination
                                          -------------------------------------
               Application Support        Application Recovery/Reruns
               ----------------------------------------------------------------
               Disaster Recovery          Data Processing Recovery
               Planning
               ----------------------------------------------------------------
               Graphical User Interface   Configuration Management of Standard
               (GUI)                      GUI
               ----------------------------------------------------------------

4.   Genuity Responsibility

          Genuity is responsible for the following services:

               .    Genuity workstation desktop support
               .    SAP GUI (Graphical User Interface) deployment to end
                    users
               .    Desktop application interoperability testing
               .    Functional Subject Matter Expert Support
               .    Reporting incidents to the National SAP Support Center
               .    Performing user acceptance testing
               .    A representative of the customer is required to be
                    available to GTEDS when GTEDS is performing services,
                    whether those services are being performed via
                    telephone or at the customer's site.
               .    Disaster Recovery - Business Recovery Plans


          Detailed descriptions of the relationship of each service with the services provided by GTEDS are included in Appendix B.


5.   Problem Reporting and Management

 5.1      Problem Reporting Procedures

               The Genuity telephones the National SAP Support Center (NSSC) at
               (214) 285-4000 to report all problems. The NSSC provides support Monday through Friday from 07:00 to 19:00 Central Time except for GTE defined holidays. All problems reported are documented in the standard trouble-tracking tool, INFOMAN.


               After hours, weekends and holidays calls are routed to the GTE National Support Center (NSC) for first level problem resolution and dispatch if necessary. All calls are documented in the standard trouble-tracking tool, INFOMAN. Upon receiving the call, the NSC records the problem and begins troubleshooting based on the severity level as shown in the table below.


               The NSC tries to resolve problems on first touch. If the NSC dispatches a problem to another support provider, it nevertheless continues to manage the problem until it is resolved. The support group responding to the problem will negotiate a resolve-by date and time. Elapsed repair time begins when a problem is reported to GTE NSC and ends when it is resolved.


               The goal of the GTE NSC is to answer business partner calls as quickly as possible and to resolve as many problems as possible at the NSC level. Responsiveness is measured by the Automated Call Distribution (ACD) system. Monthly reports are available upon request.

 5.2      Response to Problem/Severity Codes


               All problems reported by SAP R/3 users or support personnel will be logged into the problem tracking system and will be identified as incidents. Severity Levels for all problems/incidents will be established by the problem reporter based upon business requirement demands. The following table outlines support response guidelines by severity level:

               ------------------------------------------------------------------------------------------------
                                                 Customer Contact Guidelines
               ------------------------------------------------------------------------------------------------
                   Severity                 Description                             Response
               ------------------ -------------------------------- --------------------------------------------
               Critical           High impact to business          Contact reporter/business partner within
                                  partners, revenue or end         30 minutes for negotiation of repair
                                  users; work-around               commitment time. (See Note)
                                  may be in place but
                                  is not sustainable.
               ------------------ -------------------------------- --------------------------------------------
               Non-Critical       Medium or low impact to          Contact reporter/business partner within
                                  business partners, revenue or    4 business hours for negotiation of repair
                                  users; work-around may be        end commitment time.
                                  in place.
               ------------------------------------------------------------------------------------------------


               Note: During the initial investigation of a critical problem, helpdesk support staff may be responsible for contacting the user to acknowledge SAP support is working the issue.

               Automated escalation timeframes are defined and managed in the GTE Trouble System Contact DataBase (TSCDB). If the primary on-call person does not respond to a page in 30 minutes, he is paged a second time, and a 15-minute wait period takes place. If there is no response, the secondary on-call support person gets paged similarly twice, at 15-minute intervals. If there is still no response, the SAP Crisis Manager will be contacted. At any time, the business partner can manually escalate a problem by calling the NSC.

5.3   IR Resolution/Customer Commitment Dates


               When an Incident Report (IR) is submitted, the SAP support team will contact the customer according to the requirements outlined in section 5.2. Customer commitment dates for IR resolution will be negotiated using the following guidelines:

               ------------------------------------------------------------------------------------------------
                                                  IR Commitment Timeframes
               ------------------------------------------------------------------------------------------------
                    Severity                Description                             Response
               ------------------- ------------------------------ ---------------------------------------------
               Level 1             Critical Production Incident   Immediate Action.  Resolution required
                                   Production system is           before other IRs are addressed.
                                   non-operational or has the
                                   potential to become            .   Support will be beeped
                                   non-operational, e.g.,
                                   Application failure, system    .   Customer Management will be
                                   crash; high impact to              notified via pager within one hour of
                                   business partners, revenue,        problem identification
                                   or end users.
                                                                  .   Deliver fix (es) or provide work
                                                                      around within 24 hours

                                                                  .   These incidents will be unit tested

                                                                  .   GTE will immediately assign all
                                                                      relevant resources

                                                                  GTE will use its reasonable best efforts
                                                                  to pursue resolution of the problem
                                                                  including working beyond normal business
                                                                  hours

               ------------------- ------------------------------ ---------------------------------------------
               Level 2             Severe Production Incident     Resolve after all level 1 incidents.
                                   System is not down, Severe     Generally will not be transported before
                                   problem impacting tasks, no    the next scheduled window
                                   work around is known.
                                                                  .   Non-critical  - No Beep

               ------------------- ------------------------------ ---------------------------------------------

               ------------------------------------------------------------------------------------------------
                                                     IR Commitment Timeframes
               ------------------------------------------------------------------------------------------------
                   Severity             Description                          Responses
               ------------------------------------------------------------------------------------------------
               ------------------- ------------------------------ ---------------------------------------------
                                                                  .    Resolution is due within 5
                                                                       business days.

                                                                  .    Incidents will be unit tested
               ------------------- ------------------------------ ---------------------------------------------
               Level 3             Minor Production Incident      Resolve after all level 2 incidents.
                                   System is not down, Serious    Generally will be scheduled with a package
                                   problem impacting tasks,       release
                                   work around is known.
                                                                  .    Non-critical  - No Beep

                                                                  .    Resolution is due to within
                                                                       negotiated date. (Due date is
                                                                       determined by scope of work, cutoff,
                                                                       and shipment prep time)

                                                                  .    Incidents will be unit tested
               ------------------- ------------------------------ ---------------------------------------------
               Level 4             Operational Inconvenience      Delivery is planned for an enhancement or
                                                                  incident release based on customer-assigned
                                   Cosmetic problem, does not     priority and resource availability.
                                   affect system capability.
                                                                  .    Non-critical  - No Beep

                                                                  .    Resolution is due to within
                                                                       negotiated date. (Due date is
                                                                       determined by scope of work, cutoff,
                                                                       and shipment prep time)

                                                                  .    Incidents will be unit tested
               ------------------- ------------------------------ ---------------------------------------------

6.       Disaster Recovery


               Disaster recovery planning is intended to protect a company's business processes during an extended period of system unavailability. Under the terms of this service level, the Genuity SAP R/3 system will be recovered at the hotsite within 4 days of a catastrophic disaster declaration. The Shared Service Center in Coppell, TX will be maintained as the recovery hotsite. Recovery would be accomplished using the most recent backup tapes available in off-site storage. The disaster recovery plan for the data processing recovery will be maintained and updated by National SAP Support Center personnel. Annual disaster recovery simulations will be conducted to ensure the validity of all recovery plans.

               Genuity personnel will be responsible for identifying interim business procedures to be used in the event of a major disaster. These procedures will be used during the timeframe the production system recovery is underway.

               Genuity personnel will be responsible for developing and maintaining appropriate business continuity plans.

7.   Minor Enhancements


               For non-IR related work, as described in section 4.1 of Appendix A, the customer has requested a pool of hours be established for minor enhancement requests. The intent of these hours is to provide for quick turn around on small requests without going through the formal statement of work process required for larger development and enhancement projects. Examples of the types of requests that might flow through this pool are: ad hoc business reports, new reports, changes to existing reports, minor enhancements, or ad hoc technical analysis reporting.

7.1   Initiating a Request

               To achieve optimal use for these hours, a list of approved requesters will be filed with the NSSC. All requests will flow through the SLA account management focal point. The SLA focal point will provide the requestor with an estimate within two (2) business days outlining the hours required to complete the request. The estimate will be a full process estimate for all SAP resource groups required to fulfill the request. Work will not begin until approval from the requestor is received.

7.2   Tracking of Hours

               The minor enhancement pool hours will be tracked and accounted for separately, so the customer can determine usage. Resource charges will be billed on a time and materials basis at the rates specified in the contract.

8.    Performance

 8.1      Measures

               This section of the SLA contains specific performance objectives, which are to be used for the SAP R/3 production environments. The National SAP Support Center will monitor these metrics to ensure these objectives, performance standards, and cost expectations are being met.

      ------------------------------------------------------------------------------------------------------------
      Service Description                         Service Level       Service Level Target    Service Level Goal
                                                  Baseline
      ------------------------------------------------------------------------------------------------------------
      SAP R/3          Total System Availability        99.49%            99.5 - 99.9%          99.91 - 100%
      System
      Availability
                       -------------------------------------------------------------------------------------------
                       Prime Time Availability                               99.8%
                       7am - 7pm M-F CST
      ------------------------------------------------------------------------------------------------------------
      SAP R/3          Total Hours/month downtime    3.4 hr/month      3.3 - .67 hr/month     .66 - 0 hr/month
      Unplanned
      Outages
                       -------------------------------------------------------------------------------------------
                       Prime Time Hours/month                             .5 hr/month
                       downtime
      ------------------------------------------------------------------------------------------------------------
      SAP R/3          Total System Availability         99.1%            99.2 - 99.6%          99.61 - 100%
      HR /Payroll
      System
      Availability
                       -------------------------------------------------------------------------------------------
                       Prime Time Availability                               99.5%
                       7am - 7pm M-F CST
      ------------------------------------------------------------------------------------------------------------
      SAP R/3          Total Hours/month downtime     6 hr/month       5.9 - 2.7 hr/month     2.6 - 0 hr/month
      HR /Payroll
      Unplanned
      Outages
                       -------------------------------------------------------------------------------------------
                       Prime Time Hours/month                             1.3 hr/month
                       downtime
      ------------------------------------------------------------------------------------------------------------
      Mean time to repair (SAP R/3)                                        0.5 hours
      ------------------------------------------------------------------------------------------------------------
      Mean time to repair (SAP R/3                                          5 hours
      HR /Payroll)
      ------------------------------------------------------------------------------------------------------------
      Mean time between failures                                           800 hours
      ------------------------------------------------------------------------------------------------------------
      % IRs installed by the customer commitment         *85%              85 - 95%             96 - 100 %
      date
      ------------------------------------------------------------------------------------------------------------

* less than
               GTEDS will perform the services requested in a Statement Of Work with the intention of meeting the service level objectives outlined in this Service Level Agreement. GTEDS will provide monthly reporting against each service level to Genuity. Each service level will have a target range of performance. These terms are defined as follows:


                     Goal      - Grade of service that NSSC will be striving for

                     Target - Grade of service that should initially be expected

                     Baseline - Grade of service that will require investigation, an action plan and improvement to at least the target level.

                 If GTEDS's performance falls to the baseline more than two
                 (2) consecutive months or two months in the previous six (6) months, GTEDS will, as part of the standard service offering, conduct an investigation into cause of the service problem. GTEDS will present an action plan within in thirty
                 (30) days that corrects the GTEDS's performance to the target level. Correction to the target must be completed within thirty (30) days after the plan is presented and mutually agreed to.

                 Each of the performance measures listed in the table above is defined in the paragraphs that follow.

          8.1.1  System Availability
                 It is expected that GTEDS will make every effort to meet the stated performance standards for system availability. The percentage of scheduled time the system is available will be tracked and reported in the standard performance reports.

                 Exceptions to the above measures are as follows:

                 . Downtime caused by customer will not be reflected in the downtime statistics

                 . Network outages caused by the Genuity network provider will not be reflected in the downtime statistics

                 System availability is defined as the accessibility of the hardware and system software residing at the GTE facility. The system is considered available if a customer-authorized user can access it in order to carry out the desired business function. GTEDS responsibility will be limited only to monitoring, managing and trouble diagnosis of those network elements for which it has direct control.

          8.1.2  Unplanned Outages

                 An unscheduled outage is defined as any period of time in which the system is unavailable during scheduled operational hours. GTEDS will endeavor to make the computer processing capability available for use by Genuity twenty-four (24) hours per day, seven (7) per week, except for the time necessary to perform preventative maintenance and operating system upgrades.

          8.1.3  Planned Maintenance Downtime

                 Planned Maintenance downtime includes the time periods for preventative maintenance and operating system upgrades. Maintenance schedules will be communicated in advance to the Genuity, and mutually negotiated if such time interferes with GTEDS' ability to meet customer commitments, or, if the customer requires system availability at that time. Maintenance scheduled with less that 24 hours notice would be counted as downtime unless Genuity requests the maintenance.

          8.1.4  Mean time to Repair

                 Mean time to repair is the average amount of time required to resolve a system outage.

          8.1.5  Mean time between Failure

                 Mean time between failure is the average elapsed time between system outages.

           8.1.6    IRs Installed on Time

                    The total number of incidents installed into production environments on or before the Genuity commitment date is divided by the total number of incidents containing a Genuity commitment date during the report period.

  8.2      Reports and Reviews


                    ---------------------------------------------------------- ------------------------------------
                        Frequency                      Report                                 Review
                    ------------------ ---------------------------------------- ------------------------------------
                    On Demand          % Production Incidents Installed on
                                       Time
                    ------------------ ---------------------------------------- ------------------------------------
                    When an Outage     Root Cause Notification Email            PostMortem Review
                    is Resolved                                                 (If Outage > 2 hours)
                    ------------------ ---------------------------------------- ------------------------------------
                    Monthly            Performance Metrics                      Management Review
                    ------------------ ---------------------------------------- ------------------------------------

                    Each of the reports and reviews listed in the table is defined in the paragraphs that follow.

           8.2.1    % Production IRs Installed on Time

                    A status report will be provided upon request to Genuity to report on:

                         .    Total records dispatched

                         .    Commitments made

                         .    Commitments made on time

                         .    Percentage made on time

           8.2.2    Outage Root Cause Notification Email

                    Following any SAP outage, the results of a Root Cause Analysis will be emailed to Genuity within two business days.

                    If an SAP outage of up to 2 hours occurs, a root cause notification will be emailed within 24 hours, containing the cause of, and procedure for correcting, such failure.

           8.2.3    Performance Metrics

                    A Monthly SAP performance report will be created by GTEDS, reviewed at the monthly service review meeting and published on an SAP web server.

           8.2.4    Post Mortem Review

                    If an outage lasts longer than 2 hours, all involved service providers and Genuity will participate in a post-mortem review to discuss the outage's root cause and to outline a plan to prevent a recurrence of the problem.

           8.2.5    Management Reviews

                    GTEDS will schedule and manage meetings with Genuity to review the performance criteria defined in the SLA. These meetings will occur Monthly or at some other interval as agreed to by GTEDS and Genuity.

                    The purpose of these meetings is to evaluate GTEDS' performance. Topics discussed include:

                    . Response/coverage relative to hardware/software down time, resource availability, or general coverage.

                    . Follow-through relative to what GTEDS is doing about lingering open problems.

                    . Critical situations (existing or potential services) that may affect Genuity's service.

                    . What the business partner can do to help GTEDS improve its service.

                    .    General comments and/or questions.

                    .    Date, time, and place of the next meeting.

9.    IT Operating Hours

  9.1      NSSC Hours of Operation


                    NSSC Basis Operation provides first level technical support. Basis Operation will be Monday through Friday from 07:00 to 19:00 Central Time except for GTE defined holidays. On-call support is provided after hours and on holidays for Critical, Severity 1 problems. GTE Client Server Operation in Ft Wayne will monitor the SAP system 24x7x365.

                    Interface/Outerface (I/O) Support Team provides first level production support. I/O Support Team on-call support is provided 24x7x365

                    The following groups will be available after hours to logon to the system within 30 minutes of being contacted:


                                    SAP Basis


                                    I/O Support Team

 9.2      Maintenance Schedule

                    The annual processing schedule will be coordinated with Genuity and GTE National Financial Systems Scheduling & Controls.

                    ------------------------ ----------------------- ---------------------------------
                           Activity                  Amount                      Schedule
                    ------------------------ ----------------------- ---------------------------------
                    Weekly Maintenance              12 hrs.          Saturday 20:00 - Sunday 08:00
                                                                     CST
                    ------------------------ ----------------------- ---------------------------------
                    Quarterly Maintenance           48 hrs.          TBD
                    ------------------------ ----------------------- ---------------------------------
                    Other planned downtime            TBD            Requires 24-hr. notice.
                    (Ex. SAP R/3 Release,
                    hardware upgrades)
                    ------------------------ ----------------------- ---------------------------------

                    System unavailability during scheduled maintenance is not considered an outage or charged against the system availability target. If unscheduled maintenance is required, a Change Request will be discussed and coordinated with Genuity. If Genuity concurs with the maintenance period requested, it would not be considered an outage or charged against the system availability target.

 9.3      GTE Observed Holidays

          .        New Years Day

          .        Memorial Day

          .        Independence Day

          .        Labor Day

          .        Thanksgiving Day

          .        Day after Thanksgiving

          .        Christmas Day

 10.      SLA Focal Points


         "Focal points" are the primary contacts responsible for coordinating all matters relating to the SLA.

                  GTEDS

                  -------------------------------- --------------------------------- --------------------------------
                           Organization                          Name                         Phone Number
                  -------------------------------- --------------------------------- --------------------------------
                  GTEDS Commercial Services        TBD                               TBD
                  Account Management
                  -------------------------------- --------------------------------- --------------------------------
                  GTEDS Commercial Services        TBD                               TBD
                  Contract Management
                  -------------------------------- --------------------------------- --------------------------------
                  NSSC Account Management          TR Ross                           Office Phone 214-285-2047
                                                                                     Cell Phone 214-755-6238
                                                                                     Home-817-421-1233
                  -------------------------------- --------------------------------- --------------------------------

                  Genuity

                  -------------------------------- --------------------------------- --------------------------------
                           Organization                          Name                         Phone Number
                  -------------------------------- --------------------------------- --------------------------------
                  Genuity Finance                  Brian Harrington
                  -------------------------------- --------------------------------- --------------------------------
                  Genuity Finance                  Rick Nye
                  -------------------------------- --------------------------------- --------------------------------
                  Genuity Project Systems          LuAnn Martinez
                  -------------------------------- --------------------------------- --------------------------------
                  Genuity Materials Management     Eric Sluder
                  -------------------------------- --------------------------------- --------------------------------
                  Genuity Information Technology   John McCarthy
                  -------------------------------- --------------------------------- --------------------------------
                  Genuity HR /Payroll              Bob Toohey
                  -------------------------------- --------------------------------- --------------------------------

 11.    SLA Review

                  The SLA is renewed by default on an annual, budget-year basis, with no action required by either party. The focal points for GTEDS and Genuity may review this SLA annually to determine whether there have been changes to the production platforms or business requirements that necessitate changes to the SLA.

12.    Signatures

IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified below.


GTE Data Services, Incorporated                        Genuity Solutions Inc.

By - Signature                                         By - Signature

Printed Name                                           Printed Name

Title                                                  Title

Date                                                   Date

Appendix A - GTEDS Service Descriptions

1.0      SAP R/3 Basis

         1.1      SAP Application/System Monitoring

                  Provides 24x7x365 monitoring and first-level support of the SAP processing environment. The main objective is to provide online availability and response time to Genuity. Functions include:

                      a. System monitoring and support of hardware
                      b. System monitoring and support of operating system
                         software
                      c. System monitoring and support of middleware
                      d. System monitoring and support of network connectivity
                      e. System problem determination and documentation
                      f. System problem escalation and resolution
                      g. Vendor dispatch

         1.2        SAP Basis Technical Support

                    Provides SAP Basis administration, hardware and software installation, configuration, and ongoing maintenance for production, development, and test systems. Support includes the SAP application, server operating systems, DBMS and any other interfaces or links into the environment. System level passwords for all components of the SAP support environment including, but not limited to SAP, Oracle and Solaris, will be managed by the Basis technical support team. Services include:

                      a. Systems Administration
                      b. System Security
                      c. System Backups
                      d. System Fail-over
                      e. System Recoveries
                      f. Database Backups
                      g. Database and Application Recoveries
                      h. Database Configuration and Tuning
                      i. Tablespace Reorganization
                      j. Client Copies (5 copies per quarter)
                      k. System Performance Tuning (maximum 10 hours/month)
                      l. SAP Print Spool Management
                      m. SAP Legal Change Pack application
                      n. SAP Hot Pack application
                      o. SAP OSS Note application
                      p. Configure and test SAP GUI against common desktop
                         requirements
                      q. Distribute SAP GUI software to central contact

         1.3        SAP Basis Operations

                    Provides monitoring to assist end users and help with preventative maintenance. They are responsible for 2nd level support of the end users and environment. All standard production support functions ( i.e. Standard batch job scheduling, operations and backup monitoring) are supported. Responsibilities include:

                      a. Monitor CCMS
                      b. Monitor system logs
                      c. Monitor shared memory pools and buffers
                      d. Monitor roll and paging areas
                      e. Monitor SAP Performance
                      f. Administer processing update records
                      g. Administer lock records
                      h. Administer ABAP/4 Short Dumps
                      i. Administer Standard System Jobs

         1.4        SAP Configuration Management

                    Supports application delivery by establishing, tracking and maintaining the integrity and quality of changes to the application software product baselines throughout the software life cycles. Primary services include:

                      a. Installation in test, production, or training
                         environments
                      b. Manage Transport System
                      c. Coordination and support of user verification

                    Note: Support does not include development of application changes.

         1.5      SAP R/3 Enhanced Basis Services

                  1.51     Auxiliary Tool Support
                    Provides system administration, software installation, configuration and ongoing maintenance for production, development and test systems for the following auxiliary tools:
                      a. IXOS Print List Archiving
                      b. Taxware
                      c. Commerce Path
                      d. Exchange Server
                      e. ESS

                  1.52   SAP Application Upgrades
                    Provides system support for SAP R/3 upgrades. An implementation team including functional SAP expertise must coordinate upgrades. Technical upgrade support includes:

                      a. Perform SAP R/3 upgrades
                      b. Define SAP GUI installation processes and procedures

                  1.5.3  Interfaces
                         1.5.3.1 GTEDS is responsible for managing the transport of the interface across the necessary GTE infrastructure once Genuity has uploaded their data successfully into the required repository for each interface.


2.0      Availability Management

         2.1      Change Management

                    Maximizes availability of the production environment to all users. These procedures address the steps that will be taken to ensure all changes to the production environment are recorded, tested, certified for implementation, and tracked through actual implementation:

                      a. The NSSC Configuration Master(s) are responsible for
                         development of application changes, table entries, creation and release of change requests.
                      b. The NSSC Basis team is responsible for all hardware and system software changes/upgrades.
                      c. The NSSC Support Center has full responsibility for
                         managing the process and procedures for implementation and execution of changes in the Production environment
                      d. No updates will be made to production components
                         (hardware, software, program, table entries, etc.) without completion and approval of a Change Record.
                      e. All hardware and system software changes will be
                         documented in the National SAP Support Center change record database. All application changes will be documented via the Configuration Master transport requests and recorded in the centralized database.

         2.2      Help Desk

                  Answers calls from Genuity SAP users, related to the product, and resolves as many problems as possible during the first touch. The resolution process of the National Support Center
                  (NSC) help desk is ongoing, consisting of continued training and review of possible new resolution opportunities. In situations where the NSC is not able to resolve the problem at first touch, the necessary information is gathered to document the problem and route the trouble record to the correct service provider. This service includes End-to-End Problem Management.

         2.3      Crisis Management

                  Actively manages outage resolution from initial notification to business recovery for Genuity. Crisis Management, rapid resolution process, is provided by the NSSC SAP Support Center.

                  This service follows GTEDS standard procedures for technical bridge initialization, problem determination, technical resolution and business recovery. Features of this service are:

                      a. Experienced Crisis Managers focusing on immediate
                         resolution
                      b. Ownership through resolution - no dispatch
                      c. Technical support involvement within 15 minutes
                      d. Teamwork between technical experts and business
                         partners via the technical bridge

                      e. Technical and management escalation
                      f. 24x365 support
                      g. Documentation of problem

         2.4      Problem Management

                    Begins with initial problem determination and includes either providing the resolution or assigning the problem resolution to the appropriate organization; tracks the problem until it is successfully resolved. This service can apply to production, test, and/or training environments. Specific functions can include:

                      a. IR assignment and management
                      b. Application fault resolution
                      c. Proactive tasks to prevent faults
                      d. Problem determination
                      e. Problem resolution
                      f. Monitoring, tracking, updating, and reporting on IRs

3.0      Application Security

         3.1      SAP Security Maintenance

                    Provides security maintenance for implemented SAP systems. Specific functions could include:

                      a. Maintain profiles, authorizations, and authorization
                         objects
                      b. Restrict access to programs, tables and transactions
                      c. Ensure consistency of security approach across R/3
                         clients and systems.
                      d. Support system audits
                      e. Define R/3 Security Plan for future R/3 releases
                      f. Implement Security and Audit Plan

                  Note: Support does not include development of new security roles.

         3.2      Access Administration

                    Administers the distribution of authentication mechanisms, i.e. Ids/passwords used by computing and communication systems to control access to their services and information. Specific functions include:

                      a. Add/Update/Delete users in the Production environment
                      b. Distribute and age authentication mechanisms
                      c. Verify authenticity/approval of all user account
                         requests
                      d. Change user passwords upon request/validation

4.0      Custom Code Maintenance

         4.1      Code Maintenance

                    Modifies applications to obtain the level of service defined in application specifications (e.g., upgrading an application to meet original specifications, correcting application malfunctions, or answering questions from users). NSSC provides all labor and incidental materials necessary to maintain application software in functional operating condition. Other vendors may be used in this service. Beeper support is provided as required.

                    Note: Support does not include development of application changes.

                  4.12     Configuration Management

                    Supports systems delivery across SAP by establishing, tracking and maintaining the integrity and quality of changes to the application software product baselines throughout the software life cycles. Primary services include inventory control, assembly, packaging, distribution, and installation of application software. Supplemental services include setup and maintenance of the development environment, IR procedures, training, and consulting.

                  4.13     Distribution/Installation

                    Installs new versions of software in test, production, or training environments, and ensures the integrity of the certified release of software. Specific functions can include:

                      a. Coordination with Configuration Management
                      b. Installation in test, production, or training
                         environments
                      c. Coordination of code receipt from provisioning team
                      d. Change record initiation
                      e. Coordination and support of user verification

5.0      Interface/Outerface Application Support

         5.1      Support/Scheduling/Coordination

                    Leads the development of application processing schedules by working with the functional departments and all applicable NSSC organizations. Specific functions can include:

                      a. Creating and maintaining test environments
                      b. Scheduling tasks/jobs (online windows, batch, special
                         projects)
                      c. 24x7 beeper coverage, as required
                      d. Output management
                      e. Downtime management
                      f. IR and maintenance release coordination/scheduling
                      g. Coordinating changes with interfacing groups
                      h. Maintaining production schedules

          5.2     Application Recovery/Reruns

                    Includes the planning, coordination, communication, and execution of the recovery plan to fully restore service after the problem solution is delivered. This service can apply to production and/or test environments. Specific functions can include:

                      a. Developing a recovery plan
                      b. Performing job reruns
                      c. Coordinating with all applicable NSSC and business
                         partner groups
                      d. Performing data correction/recovery

6.0      Disaster Recovery Planning (DRP)

                    Any disaster which strikes a data processing or business facility will produce serious effects on the business, the service provider, and customers of the service or business. The time required to return to normal operations following a disaster depends upon establishment, maintenance, testing, and execution of well organized and effective recovery plans. Disaster Recovery Planning is a business issue to be addressed via a team effort requiring participation of the providers of the service, the users of the service, the functional owners of the systems, and other appropriate departments.

         6.1      Business Recovery

                    Plans, implements, and operates business-justified levels of protection/recoverability for critical business processes and enablers in the event of a disaster at any critical work site. The balancing of protection and recovery costs versus exposure risk is at the heart of the process. In this manner, it is assured that appropriate, business-justified, affordable, and effective measures are in place should a disaster strike any critical work site.

                    Planning for recovery of business process sites assumes that such sites have been adversely affected by some event and that the functions normally performed at that site must be assumed in another location. Such planning assumes that personnel resources may also be unavailable. Due to the geographic and operational variations for each site plan, a plan is required for each individual business site.

         6.2      Data Processing Recovery

                    Identifies critical business requirements for disaster recovery of individual application systems and classifies the application system based on the identified recovery time requirements. Research is then performed to identify a business-justified, cost-effective disaster recovery solution strategy that satisfies the required recovery timeframe and all other identified business requirements. Disaster recovery solution strategies may include any or a combination of the following recovery strategies:

                      a. Vendor hotsite recovery hardware strategy
                      b. Internal GTEDS recovery hardware strategy
                      c. Quick-ship recovery hardware strategy at vendor hotsite or internal GTEDS location
                      d. Recovery hardware identified, obtained, and installed
                         to be used at the time of a disaster

                    Recovery strategies form the basis for the development, implementation, and testing of an application system disaster recovery plan, which includes:

                      a. Notification and mobilization of required personnel
                      b. Detailed listing of data files backed up and stored
                         offsite
                      c. Documented infrastructure requirements such as
                         platform, operating system, layered software, network, etc.
                      d. Documented step-by-step instructions for application
                         system recovery
                      e. Description of test requirements for scheduled annual
                         end-to-end testing of disaster recovery capability

                      Maintenance procedures to ensure all components of the documented DR plan are kept current.

Appendix B - SAP Services - Responsibilities Matrix

         The following Services performance matrix details the services provided by GTEDS and those services retained by Genuity. An 'X' indicates the responsible party in the performance of a service. A 'C' indicates the parties consults on the process. A 'TM' in the GTEDS column indicates services not included in the service charge, but available at an additional charge on a Time and Materials basis. A 'N/A' in the GTEDS column indicates the service is not applicable in the performance of these services.


------------------------------------------------------------------------------------------------------------
1.0   SAP R/3 Basis

                  SAP Server Management
------------------------------------------------------------------------------------------------------------
       Genuity             GTEDS                      Service Description
------------------------------------------------------------------------------------------------------------

                             x           Manage hardware procurement
------------------------------------------------------------------------------------------------------------
                             X           Application software procurement
------------------------------------------------------------------------------------------------------------
                             X           Management system software procurement
------------------------------------------------------------------------------------------------------------
          X                              Approve hardware and software procurement
------------------------------------------------------------------------------------------------------------
                             X           Plan and install system hardware
------------------------------------------------------------------------------------------------------------
                             X           Perform hardware problem determination
------------------------------------------------------------------------------------------------------------
                             X           Manage the installation, upgrade, repairs, and removal of
                                         hardware for GTEDS Data Center
------------------------------------------------------------------------------------------------------------
                             X           Install system management software
------------------------------------------------------------------------------------------------------------
                             X           Install system monitoring scripts
------------------------------------------------------------------------------------------------------------
                             X           Dispatch hardware maintenance
------------------------------------------------------------------------------------------------------------

                  Operating System Support

------------------------------------------------------------------------------------------------------------
       Genuity             GTEDS                      Service Description
------------------------------------------------------------------------------------------------------------
                             X           Install and maintain operating system software
------------------------------------------------------------------------------------------------------------
                             X           Perform problem determination of system software
------------------------------------------------------------------------------------------------------------
                             X           Manage operating system problems to resolution
------------------------------------------------------------------------------------------------------------
                             X           Maintain required software licenses
------------------------------------------------------------------------------------------------------------
                             X           Develop an operations and systems management manual
------------------------------------------------------------------------------------------------------------
                             X           Order and install system software fixes and non-version upgrades
------------------------------------------------------------------------------------------------------------
                             X           Perform and manage system level security
------------------------------------------------------------------------------------------------------------
                             X           Identify and resolve performance issues
------------------------------------------------------------------------------------------------------------
                             X           Perform proactive system monitoring via trending
------------------------------------------------------------------------------------------------------------
                             X           Install and maintain additional system software
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
1.0   SAP R/3 Basis (Cont.)

                  Backup and Recovery
------------------------------------------------------------------------------------------------------------
       Genuity             GTEDS                               Service Description
------------------------------------------------------------------------------------------------------------
                             X           Design and document backup and recovery procedures
------------------------------------------------------------------------------------------------------------
                             X           Setup backup and recovery jobs
------------------------------------------------------------------------------------------------------------
                             X           Perform and monitor backup procedures
------------------------------------------------------------------------------------------------------------
                             X           Perform and monitor recovery procedures
------------------------------------------------------------------------------------------------------------
                             X           Perform backup and recovery problem resolution
------------------------------------------------------------------------------------------------------------
                             X           Perform system recovery when required
------------------------------------------------------------------------------------------------------------
                             X           Prepare and ship backups to off-site storage
------------------------------------------------------------------------------------------------------------
                             X           Recover SAP from backups
------------------------------------------------------------------------------------------------------------
                             X           Manage backup and recovery problems
------------------------------------------------------------------------------------------------------------

                  SAP System Administration
------------------------------------------------------------------------------------------------------------

       Genuity             GTEDS                               Service Description
------------------------------------------------------------------------------------------------------------
                             X           Install SAP application software and software fixes
------------------------------------------------------------------------------------------------------------
                             X           Install SAP version upgrades
------------------------------------------------------------------------------------------------------------
                             X           Apply SAP Hot Packages and OSS notes
------------------------------------------------------------------------------------------------------------
                             X           Perform periodic system capacity review
------------------------------------------------------------------------------------------------------------
                             TM          Support development and maintenance project activities
------------------------------------------------------------------------------------------------------------
                             X           Monitor and tune SAP system
------------------------------------------------------------------------------------------------------------
                             X           Perform problem determination of SAP Basis issues
------------------------------------------------------------------------------------------------------------
                             X           Manage SAP Basis issues to resolution
------------------------------------------------------------------------------------------------------------
                             X           Create and maintain SAP printer queue
------------------------------------------------------------------------------------------------------------
                             X           Manage naming conventions (ID's, printer, etc.)
------------------------------------------------------------------------------------------------------------
                             X           Install and manage SAP related utilities
------------------------------------------------------------------------------------------------------------
                             X           Install and manage SAP related applications consistent with schedule of applications
------------------------------------------------------------------------------------------------------------
                             X           Install and manage legacy interface bridges (RFC, IDOCS, BAPI, and manual transfers)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
1.0   SAP R/3 Basis (Cont.)

                  Database Administration
------------------------------------------------------------------------------------------------------------
       Genuity             GTEDS                               Service Description
------------------------------------------------------------------------------------------------------------
                             X           Install database software and related utilities
------------------------------------------------------------------------------------------------------------
                             X           Apply non-version database upgrades as required
------------------------------------------------------------------------------------------------------------
                             X           Install database fixes as required
------------------------------------------------------------------------------------------------------------
                             X           Perform problem determination of database issues
------------------------------------------------------------------------------------------------------------
                             X           Manage database issues to resolution
------------------------------------------------------------------------------------------------------------
                             X           Monitor database capacity and availability
------------------------------------------------------------------------------------------------------------
                             X           Review database changes for system impact
------------------------------------------------------------------------------------------------------------
                             X           Monitor and tune database performance.  Audit & Repair corruption
------------------------------------------------------------------------------------------------------------
                             X           Perform proactive database maintenance via trending
------------------------------------------------------------------------------------------------------------
                             TM          Implement database changes for new development
------------------------------------------------------------------------------------------------------------
                             TM          Consult on database sizing / impacts for new development
------------------------------------------------------------------------------------------------------------
          X                  C           Application data integrity and validity
------------------------------------------------------------------------------------------------------------

                  Correction and Transport
------------------------------------------------------------------------------------------------------------

       Genuity             GTEDS                              Service Description
------------------------------------------------------------------------------------------------------------
          C                  X           Document the correction and transport process
------------------------------------------------------------------------------------------------------------
          X                  C           Approve the correction and transport process
------------------------------------------------------------------------------------------------------------
                             X           Perform correction and transport as defined in the procedures manual
------------------------------------------------------------------------------------------------------------
                             X           Perform problem determination of correction and transports
------------------------------------------------------------------------------------------------------------
                             X           Perform client maintenance tasks
------------------------------------------------------------------------------------------------------------

                  Miscellaneous
------------------------------------------------------------------------------------------------------------
       Genuity             GTEDS                               Service Description
------------------------------------------------------------------------------------------------------------
                             X           Manage procurement of data center supplies
------------------------------------------------------------------------------------------------------------
          C                  X           Configure and test SAP GUI for deployment with the defined common/shared desktop products
------------------------------------------------------------------------------------------------------------
          X                  C           Support Installation and upgrade of SAP Workstations with
                                         appropriate SAP Graphical User Interface (SAPGUI)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
2.0   Availability Management

                  Help Desk, Problem, and Change Management
------------------------------------------------------------------------------------------------------------
       Genuity             GTEDS                              Service Description
------------------------------------------------------------------------------------------------------------
          X                             Level 1 SAP Functional Help Desk
------------------------------------------------------------------------------------------------------------
                             X          Level 1 SAP Technical Help Desk
------------------------------------------------------------------------------------------------------------
          X                             Level 1 Desktop Support
------------------------------------------------------------------------------------------------------------
                             X          Level 2 SAP Basis Support
------------------------------------------------------------------------------------------------------------
                             X          Level 2 SAP Database Support
------------------------------------------------------------------------------------------------------------
                             X          Track and Manage Basis and DB Problems
------------------------------------------------------------------------------------------------------------
                             X          Problem escalation to Level 3 Support (SAP, OS)
------------------------------------------------------------------------------------------------------------
          X                             Level 2 SAP Functional Help Desk
------------------------------------------------------------------------------------------------------------
          X                             Functional Problem ownership to resolution
------------------------------------------------------------------------------------------------------------
                             X          Technical Problem ownership to resolution
------------------------------------------------------------------------------------------------------------
                             X          Perform root cause analysis
------------------------------------------------------------------------------------------------------------
          C                  X          Provide Service Delivery Recommendations
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
3.0   Application Security

                  SAP Security Administration
------------------------------------------------------------------------------------------------------------

       Genuity             GTEDS                              Service Description
------------------------------------------------------------------------------------------------------------
          X                             Approve requests for new or changed user ids
------------------------------------------------------------------------------------------------------------
                             X          Perform server user id management
------------------------------------------------------------------------------------------------------------
                            TM          Create Security Definitions
------------------------------------------------------------------------------------------------------------
                            TM          Create and maintain security profiles
------------------------------------------------------------------------------------------------------------
                             X          Create and maintain SAP user ids
------------------------------------------------------------------------------------------------------------
                             X          Grant privileged security authorizations
------------------------------------------------------------------------------------------------------------
                             X          Monitor and report unauthorized access
------------------------------------------------------------------------------------------------------------
                             X          User id password reset
------------------------------------------------------------------------------------------------------------
                             X          Establish and document system and SAP user id procedures
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
4.0   Custom Code Maintenance

                  Maintenance, Configuration Management and Distribution
------------------------------------------------------------------------------------------------------------
        Genuity             GTEDS                              Service Description
------------------------------------------------------------------------------------------------------------
           X                             Initiate Incident Report detailing problem situation
------------------------------------------------------------------------------------------------------------
                              X          Review requirements with customer
------------------------------------------------------------------------------------------------------------
                              X          Code work product and provide test results
------------------------------------------------------------------------------------------------------------
           X                             Review and approve test results
------------------------------------------------------------------------------------------------------------
           C                  X          Schedule and install code in production
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
5.0   Interface/Outerface Application Support

                  Application Support

------------------------------------------------------------------------------------------------------------
        Genuity             GTEDS                              Service Description
------------------------------------------------------------------------------------------------------------
           C                  X          Manage Batch Jobs defined in the automated scheduling system
------------------------------------------------------------------------------------------------------------
           X                  C          Manage Batch Jobs not defined in the automated scheduling system
------------------------------------------------------------------------------------------------------------
                              X          Manage SAP initiated jobs as provided by SAP utilities
------------------------------------------------------------------------------------------------------------
           C                  X          Monitor Batch schedule and resolve problems (prime shift)
------------------------------------------------------------------------------------------------------------
           C                  X          Monitor Batch schedule and resolve problems (off-shift)
------------------------------------------------------------------------------------------------------------
           C                  X          Monitor impact of batch jobs on system availability
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
6.0   Disaster Recovery Planning

                  Business Recovery
------------------------------------------------------------------------------------------------------------
        Genuity             GTEDS                              Service Description
------------------------------------------------------------------------------------------------------------
           X                  C          Develop Business Continuity Plans
------------------------------------------------------------------------------------------------------------
           X                  C          Maintain Business Continuity Plans
------------------------------------------------------------------------------------------------------------
           X                  C          Perform annual disaster rehearsals
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                  Data Processing Recovery

------------------------------------------------------------------------------------------------------------
        Genuity             GTEDS                              Service Description
------------------------------------------------------------------------------------------------------------
                              X          Maintain availability of like systems at designated recovery site
------------------------------------------------------------------------------------------------------------
           C                  X          Develop all SAP Disaster Recovery procedures
------------------------------------------------------------------------------------------------------------
           C                  X          Maintain all SAP Disaster Recovery procedures
------------------------------------------------------------------------------------------------------------
           C                  X          Perform annual disaster rehearsals
------------------------------------------------------------------------------------------------------------
           C                 TM          Recovery of Production system at recovery site
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

Appendix C - Definitions/Acronyms

When used in this SLA, the terms listed below shall have the following meanings:

         Acceptance is defined as written notification from the receiving party's Manager indicating that the Deliverable has been evaluated and satisfies Acceptance criteria.

         Business continuity plans The planned sequence of events that allows for the recovery of business functions and processes.

         Critical IR - System is non-operational or has the potential to become non-operational.

         Change Request refers to a formal documented notification of additional or modified Services under this SLA.

         Commitment Due Date is the date the Deliverable or IR is promised to the customer.

         Conceptual Design - A High Level functional design, using narrative and sometimes diagrams, describing the new system or new system requirements.

         Customer refers to Genuity

         Deliverable(s) refers to materials or Services prepared by GTEDS under this SLA.

         Disaster recovery planning The planned sequence of events that allows for the recovery of a computer facility, network communications and/or the applications processed there.

         Documentation shall mean user manuals and all other written materials that relate to particular Code, including materials useful for design and machine-readable text or graphic files subject to display or printout. Documentation shall include any Maintenance Modifications or Enhancements to such Documentation in existence from time to time.

         First Line Support is defined as the following activities performed by
         GTEDS:

          .   Problem identification and logging - recording the problem

          . Problem determination - diagnosing what caused the problem (data, application software, system software, procedures, etc.)

          . Problem distribution - ensuring the problem is routed to Second Line Support

          . Problem resolution - receiving problem fixes from Second Line Support, installing problem fixes and performing any necessary testing.

          .   Problem closure - closing the problem

         GTEDS Code, Genuity Code, or Third Party Code refers to software Code in which GTEDS, Genuity, or another identified entity, respectively owns intellectual property rights.

         GTEDS Materials, Genuity Materials, or Third Party Materials refers to Materials in which GTEDS, Genuity, or another identified entity, respectively, owns intellectual property rights.

         High Level Design - A specification that uses narrative and may use diagrams to convey the functionality required in a new system or changed functionality in an existing system.

         Hotsite A building or facility that provides all required disaster recovery components and meets all normally accepted standards for a modern computer operations facility. The site is available within 8-12 hours to begin restoration/recovery in the event of a disaster.

         Implementation refers to the product implementation activities performed by GTEDS at Genuity's site.

         Incident is defined as a defect or a perceived defect in the application product. A defect in the application product components is defined as functionality not working substantially in accordance with the specifications and documentation.

         Incident Report (IR) is the documentation of a perceived problem identified by Genuity or GTEDS via INFOMAN.

         Incident Report (IR) Resolution is defined as a situation in which all impacted parties agree upon a proposed solution.

         INFOMAN refers to a problem tracking system where Incident Reports are entered and tracked and where resolution information is available. (INFOMAN is an IBM product.)

         Interim business procedures The manual processes used by work centers to protect market share and provide support to the essential business functions during a period of extended unavailability of platforms and applications. These Interim Processes and Guidelines are developed by business partners for those work centers directly under their control, and by GTEDS for their internal work centers. These procedures are to be developed by operating personnel who are the ones most knowledgeable concerning their needs and capability to service business partners during the disaster recovery period.

         Modifications shall mean changes, revisions, or additions made to this Agreement by agreement between GTEDS and Genuity.

         Non-Defect Incident is defined as a reported incident that is determined to be one of the following:

         . Incident reports deemed answer only, meaning that there was no coding defect in the software and/or the functionality is properly documented.

         . Data related problems resulting from Genuity's data, not a coding defect in the software.

         . Operational-related problems resulting from Genuity's operations of the system, not a defect in the system.

         Notice refers to written communications to be made or given by one party to the other party. Notices shall be sent by hand delivery against receipt, or receipt requested or E-mail with return receipt requested; and shall be deemed given on the date shown on the receipt

         NSC refers to the GTEDS National Support Center located in Tampa.

         NSSC refers to the National SAP Support Center

         Personnel shall mean either party's employees or an employee of that party's subcontractors working under this Agreement.

         Returned IRs will refer to IRs which are returned because Genuity did not accept the IR resolution.

         Schedule shall mean the delivery schedule identified in the Statement of Work.

         Second Line Support is defined as providing assistance in determining the cause of software problems, and taking the appropriate actions required to correct problems.

         Services shall mean the expenditure of time by GTEDS personnel or other effort necessary to accomplish the objectives identified and specified in the Statements of Work.

         Shipment refers to scheduled or unscheduled code distributions occurring after a release has been delivered.

         Software refers to the operating system, databases, application code, and third party products.

         Stakeholder refers to a party that has responsibility for, or that is impacted by an action or deliverable.

         System refers to the individual system that consists of the hardware and software.

         System Test refers to the testing conducted by GTEDS to test the functionality of the system.

         Technical Documentation refers to the documentation created to describe the design, architecture, and processing of the system. May include an Install Guide, TCID Letter, application schematic and Job Precedence Chart.

         Time & Material IR is an IR that is billed to the customer on an hourly basis.

         Unit Test is the lowest level of testing performed on an individual module or program prior to combining (or linking) it with other tested modules/programs.

         User Acceptance Test - refers to the testing conducted by Genuity to test the functionality of the system.

         Warranty Period is a limited period of time where, if Genuity finds defects, GTEDS will correct the defect as defined in the contract warranty provisions, at no charge to the customer.

         Work-Around is a Temporary fix to an incident which cannot be delivered by the customer requested date/time or release schedule window.

         Statement of Work Between GTE Data Services, Incorporated and
      Genuity Solutions Inc. to Provide Continuing Operations Support for
                     SAP Human Resources / Payroll System

1.0    Management Summary

1.1    Introduction

       This Statement of Work is appended to the Agreement for IT Transition Services ("Agreement" dated________by and between Genuity Solutions Inc. and GTE Service Corporation and its affiliates and shall be governed by the terms and conditions thereof. The services described herein shall be provided by GTE Data Services Incorporated ("GTEDS") for a period of eight months effective upon the Effective Date of the IT Transition Services Agreement.

       Genuity uses a common SAP Human Resources/Payroll system that is supported by GTEDS. Genuity believes that in order to maintain its employee records and create employees paychecks in the initial post merger environment it will require the continued use of this system on an interim basis.

       This SOW outlines the tasks required by GTEDS for support of SAP HR Maintenance and Production Support.

1.2    Scope Of Work

       SAP R/3 - HR/Payroll

       Support and maintenance services are provided by GTEDS to provide transition services and continuing operations for Genuity. The support and maintenance services include:

               .    Maintaining five (5) hardware and software environment(s)
               .    SAP R/3 Basis
               .    Availability Management
               .    Information Security Management
               .    Application Security
               .    Custom Code Maintenance
               .    Interface/Outerface Application Support
               .    Disaster Recovery Planning
               .    Providing requested periodic reporting of effort and/or
                    performance against service levels

       This SOW provides access to the following standard SAP R/3 modules:

               .    HR - Human Resources Management

       New Dimension SAP product, Employee Self-Service is included under this SOW, however, other New Dimension products such as, but not limited to, BW - Business Information Warehouse, APO - Advanced Planner and Optimizer and B2B - Business-to-Business Procurement are not included in the base software license agreement.

       Genuity specific implementation of the available base SAP R/3 software is detailed in Genuity HR Version 1.0 in Attachment A.

1.3    Contract Type

       This contract has four components. The first component is for the hardware and data center infrastructure and is a fixed price component. The second component covers production support and is a fixed price per seat per month. The third component covers the enhanced services selected by Genuity and these will be billed on a time and materials basis. The last component provides access to GTE mainframe processing and is billed on a usage basis.

1.4    GTEDS Responsibilities

       --------------------------------------------------------------------------------------------------------------
           Service Category                       Service Descriptions                     Service Descriptions
       --------------------------------------------------------------------------------------------------------------
         SAP R/3 Basis               SAP Application/System Monitoring                           Standard
                                   ----------------------------------------------------------------------------------
                                     SAP Basis Technical Support                                 Standard
                                   ----------------------------------------------------------------------------------
                                     SAP Basis Operations                                        Standard
                                   ----------------------------------------------------------------------------------
                                     SAP Configuration Management                                Standard
                                   ----------------------------------------------------------------------------------
                                     Auxillary Tool Support                                      Enhanced
                                   ----------------------------------------------------------------------------------
                                     SAP Application Upgrades                                    Enhanced
       --------------------------------------------------------------------------------------------------------------
         Availability Management     Change Management                                           Standard
                                   ----------------------------------------------------------------------------------
                                     Help Desk                                                   Standard
                                   ----------------------------------------------------------------------------------
                                     Crisis Management                                           Standard
                                   ----------------------------------------------------------------------------------
                                     Problem Management                                          Standard
       --------------------------------------------------------------------------------------------------------------
         Application Security        SAP Security Maintenance                                    Enhanced
                                   ----------------------------------------------------------------------------------
                                     Access Administration                                       Standard
       --------------------------------------------------------------------------------------------------------------
         Custom Code Maintenance     Code Maintenance                                            Enhanced
                                   ----------------------------------------------------------------------------------
                                     Configuration Management                                    Enhanced
                                   ----------------------------------------------------------------------------------
                                     Distribution/Installation                                   Enhanced
       --------------------------------------------------------------------------------------------------------------
         Interface/Outerface         Support/Scheduling/Coordination                             Enhanced
         Application Support       ----------------------------------------------------------------------------------

                                     Application Recovery/Reruns                                 Enhanced
       --------------------------------------------------------------------------------------------------------------
         Disaster Recovery           Data Processing Recovery                                    Enhanced
         Planning
       --------------------------------------------------------------------------------------------------------------
         Graphical User              Configure and prepare SAP GUI for                           Standard
         Interface (GUI)             standard/common desktop.
                                   ----------------------------------------------------------------------------------
                                     Configure and prepare SAP GUI for                           Enhanced
                                     non-standard desktop software packages
                                   ----------------------------------------------------------------------------------

       Standard services are included the Production Support fees as described in part two of Section 2.1 below. Enhanced services include SAP support above the basic application Production Support. The Enhanced services and the corresponding estimated hours for these services are outlined in part three of Section 2.1.

1.5    Genuity Responsibilities

       .  Genuity workstation desktop support
       . SAP GUI (Graphical User Interface) deployment to end users . Desktop application interoperability testing
       .  Functional Subject Matter Expert Support

       .  Reporting incidents to the National SAP Support Center
       .  Performing user acceptance testing
       . A representative of the customer is required to be available to GTEDS when GTEDS is performing services, whether those services are being performed via telephone or at the customer's site.
       .  Disaster Recovery - Business Recovery Plans

1.6    Key Personnel

       GTEDS shall assign the following Key Personnel to participate on this Statement Of Work.

       None.

1.7    Travel

       The following travel requirements are required for this SOW.

       Travel is not being authorized under this SOW.

1.8    Software License Conditions

       Any license transfer fees incurred by GTEDS on behalf of Genuity will be billed separately from this Statement of Work. Genuity is responsible for ensuring logon ids are not shared between multiple users. If multiple users are detected through system monitoring procedures, the additional users will be counted as named users and Genuity will be billed for this usage.

1.9    Contacts

       Title:   Genuity Project Manager
       Name:
       Address:
       Telephone:
       Fax:

       Title:   GTEDS Account Manager
       Name:
       Address:
       Telephone:
       Fax:

1.10   Reporting Requirements

       ----------------------------------------------------------------------------------------------------------
                  Frequency                            Report                                 Review
       ----------------------------------------------------------------------------------------------------------
         On Demand                     % Production Incidents Installed on
                                       Time
       ----------------------------------------------------------------------------------------------------------
         When an Outage is Resolved    Root Cause Notification Email            PostMortem Review
                                                                                (If Outage * 2 hours)
       ----------------------------------------------------------------------------------------------------------
         Monthly                       Performance Metrics                      Management Review
       ----------------------------------------------------------------------------------------------------------

*  more than

         Each of the reports and reviews listed in the table is defined in the attached Service Level Agreement.

1.11     Special Considerations

         Monthly Performance Meetings
         ----------------------------
         National SAP Support Center and Genuity will attend a planned monthly Performance Review meeting with Commercial Services Account Management. The primary purpose of these meetings will be review the monthly reporting package and discuss account status.

         The objectives of the meeting will include, but not be limited to:

         .    Review of reporting package
         .    Forecast of customer workload
         .    General Issues


         Addition Of New Solution Environments
         -------------------------------------

         If there are significant changes in processing requirements or customer environments, the measurements contained in this Statement Of Work are subject to revision based on mutual agreement of GTEDS and Genuity. When a new solution configuration environment is added, its performance will be tracked, but not included in the rating mix until the system has been running in production for two (2) months and support documentation has been provided by the Genuity to GTEDS.

2.0      Compensation Authorization

2.1      COMPENSATION TERMS

         The monthly billings for this SOW will consist of four parts.

         Part 1 - Data Center Infrastructure -The funding authorized for this portion of the Statement of Work is a total price for the hardware and data center infrastructure (a.k.a. AM/FM). The HR/Payroll hardware and infrastructure have been established to support a range of users between 500 - 800 (consistent with current usage patterns). The total support is comparable to the existing services received today and is consistent with the current service level agreement. This portion will be billed on a monthly basis of $7,382. For the Data Center Infrastructure, Genuity will be billed as a prorated share of total employees using the platform. Initial estimates are based on 3,500 Genuity employees out of a base of 90,000 total employees (3,500/90,000 or 3.89%).

         Part 2 - Production Support -The funding authorized for the production support portion of the Statement of Work is defined below at a per seat per month rate with volume discounts applied. Payment will be made based on the average number of SAP Named Users during each month. Forecasted users in the HR system is expected to be 700 - 800 with Genuity representing 50 of those. Genuity will be billed at the system price per seat based on the total system users. Current bill rate with 50 out of the 800 planned users would be $170.00.

         ---------------------------------------------------------------------------------------------------
                     Number of Named Users                             Monthly Price Per Seat
         ---------------------------------------------------------------------------------------------------
                             ** 50                                            $819.00
         ---------------------------------------------------------------------------------------------------
                             51-100                                           $472.00
         ---------------------------------------------------------------------------------------------------
                            101-150                                           $336.00
         ---------------------------------------------------------------------------------------------------
                            151-200                                           $285.00
         ---------------------------------------------------------------------------------------------------
                            201-300                                           $234.00
         ---------------------------------------------------------------------------------------------------
                            301-400                                           $209.00
         ---------------------------------------------------------------------------------------------------
                            401-500                                           $193.00
         ---------------------------------------------------------------------------------------------------
                            501-600                                           $183.00
         ---------------------------------------------------------------------------------------------------
                            601-700                                           $176.00
         ---------------------------------------------------------------------------------------------------
                            701-800                                           $170.00
         ---------------------------------------------------------------------------------------------------
                            801-900                                           $166.00
         ---------------------------------------------------------------------------------------------------
                            901-1000                                          $163.00
         ---------------------------------------------------------------------------------------------------
                           1001-1100                                          $160.00
         ---------------------------------------------------------------------------------------------------
                           1101-1200                                          $157.00
         ---------------------------------------------------------------------------------------------------
                           1201-1300                                          $156.00
         ---------------------------------------------------------------------------------------------------
                           1301-1400                                          $154.00
         ---------------------------------------------------------------------------------------------------
                           1401-1500                                          $152.00
         ---------------------------------------------------------------------------------------------------
                           1501-2000                                          $147.00
         ---------------------------------------------------------------------------------------------------

** Less than

         Part 3 -Enhanced Services - The funding authorized for the enhanced services in this Statement of Work is defined below at the rates per hour listed in the Information Technology Services Agreement and consist of the following estimates to support Genuity Version 1.0. These estimates are based on current levels of support and are consistent with the Service Level Agreements. GTEDS will determine the mix of resources required to complete required tasks.


         ----------------------------------------------------------------------
                  Area of Responsibility       Authorized Hours (average per
                                                month during each 12 month
                                                          period)
         ----------------------------------------------------------------------
                  Disaster Recovery                          8
                  Planning
         ----------------------------------------------------------------------
                   Auxiliary Tool Support                   16
         ----------------------------------------------------------------------
                  Application Security                      10
                  Profile Maintenance and
                  Updates
         ----------------------------------------------------------------------
                  Maintenance of Custom                     177
                  built software
         ----------------------------------------------------------------------
                  Interface/Outerface                       188
                  Application Support
         ----------------------------------------------------------------------
                  Functional Configuration                  150
                  Support and Maintenance
         ----------------------------------------------------------------------
                  HR Functional                             75
                  End-User Help Desk
         ----------------------------------------------------------------------
                  AD Hoc and Minor                          80
                  Enhancement Support
         ----------------------------------------------------------------------
                  Configure and prepare                     10
                  SAP GUI for non-standard
                  desktop software packages
         ----------------------------------------------------------------------


         Part 4 -Mainframe Processing Charges - The funding authorized for mainframe processing services for interfaces and outerfaces in this Statement of Work will be billed at the rates listed in the Information Technology Services Agreement. Mainframe processing costs are based on usage of mainframe components including but not limited to CPU, Tape, and Disk Access.

2.1.1    Monthly Costs

         The following estimated summarized monthly prices are based on the current 800 seats estimated by Genuity and the monthly estimates for enhanced services:


             -----------------------------------------------------------------
                                    Total Price per Month
             -----------------------------------------------------------------
             Part 1 - Data Center                                7,382
             Infrastructure
             -----------------------------------------------------------------
             Part 2 - Production Support                         8,520
             -----------------------------------------------------------------
             Part 3 - Enhanced Services                         91,781
             -----------------------------------------------------------------
             Part 4 - Mainframe Services                         1,000
             -----------------------------------------------------------------
                                      Estimated Total         $108,683
             -----------------------------------------------------------------

         If Genuity elects to use GTEDS Hardware to operate and run Genuity Provided Software pursuant to a Statement of Work, Genuity shall obtain all licenses necessary for use of such software, pay any associated fees negotiated with GTEDS for running such software for Genuity and pay any costs related to obtaining required consents needed by GTEDS to use such software for Genuity's benefit. Genuity shall be responsible for all costs associated with Genuity provided third party software. The estimated license fee(s) are to be determined.

3.0      Service Level

         GTEDS will perform the services requested in the Statement Of Work with the intention of meeting the service level objectives for the Production SAP R/3 system as outlined in the SAP R/3 Service Level Agreement attached to the Information Technology Services Agreement. GTEDS will provide monthly reporting against each service level to Genuity. Each service level will have a target range of performance. These terms are defined as follows:

             Goal     - Grade of service that GTEDS will be striving for
             Target   - Grade of service that should initially be expected
             Baseline - Grade of service that will require investigation, an action plan and improvement to at least the target level.

         If GTEDS's performance falls to the baseline more than two (2) consecutive months or two months in the previous six (6) months, GTEDS will, as part of the standard service offering, conduct an investigation into cause of the service problem. GTEDS will present Genuity with an action plan within in thirty (30) days that corrects GTEDS' performance to the target level. Correction to the target must be completed within thirty (30) days after the plan is presented and mutually agreed to.

4.0      APPROVALS

IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified below.


GTE DATA SERVICES, INCORPORATED                          GENUITY SOLUTIONS INC.


By - Signature                                           By - Signature


Printed Name                                             Printed Name


Title                                                    Title


Date                                                     Date

Approval authorizes GTEDS to proceed with performing and scheduling the work.

Attachment A - Genuity HR/Payroll Version 1.0

CD Rom is available upon request.

                          Statement of Work Between
          GTE Data Services, Incorporated and Genuity Solutions Inc.
               To Provide Support for SAP HR Common Development


1.0      Management Summary

1.1      Introduction

         This SOW, GTEI00026, is issued pursuant to, and incorporates by reference herein the Agreement for IT Transition Services effective as of ________________________, 2000 between GTE Data Services
         Incorporated ("GTEDS") and Genuity Solutions Inc. ("Genuity"). When mutually signed for implementation, this SOW becomes contractually binding on Genuity and GTEDS under the terms and conditions of this signed SOW and the Agreements referenced in this section. This SOW outlines the tasks required by GTEDS for support of "SAP HR Common Development". The Period of Performance for this SOW is up to one year from the effective date. This SOW may not be renewed.


         Genuity currently uses SAP/HP enterprise software system to support Human Resources and Payroll services. GTEDS will continue to support this application during the interim transition period. During this period, certain enhancements/developments to the SAP/HR system are scheduled to be implemented. This statement of work provides for GTEDS to implement such changes during the interim transition period. The enhanced functionality allows Genuity employees to view their personal HR/Payroll information on-line and will improve Genuity's ability to conduct salary and incentive planning.

1.2      Scope of Work

         Development services are being purchased from the SAP Program to provide outsource implementation/development services for Genuity for the purposes of common development of HR functionality. The scope of this project includes three phases. Phase 1 will include Enhanced Compensation, Employee Self Service enhancements, 4.6, and selected Fixes/Upgrades and Enhancements (FUE) to the productive system. Phase 2 includes Pension Payroll and selected Fixes/Upgrades and enhancements to the productive system. Phase 3 includes Work Flow External Email and selected Fixes/Upgrades and Enhancements to the productive system. Time Reporting for internetworking is not in scope.

         The specific scope items, by phase, are as follows:

         1.2.1    Phase 1.

                  1.2.1.1  HR - Enhanced Compensation

                  Develop Standard Compensation functionality in SAP per the following:

                     .    Configure salary planning functionality
                     .    Configure incentive plan & payment functionality
                     .    Configure Market Pricing functionality
                     .    Configure Comp supporting Workflow Actions
                     .    Configure ESS Comp screens

                  Support implementation of functionality and conversion of employees into Comp Module.

         Genuity is responsible for User Testing.

         1.2.1.2  HR - ESS Enhancements

         Configure & Migrate existing ESS functionality into the new 4.6b expanded ESS Module per the following:
               .    Configure ITS to SAP Connections
               .    Migrate Existing ESS screen to 4.6b module
               .    Expand Infotype update and edit functionality

         Genuity is responsible for User Testing.

         1.2.1.3  HR-4.6 Upgrade

         Develop / Configure/ Test and migrate SAP 3.1H functionality into the current release of SAP.

               .    Update all Z programs to account for release changes
               .    Update Configuration for PD-PA integration
               .    Update user exits
               .    Update pay rules/logic
               .    Update interface programs

         Genuity is responsible for User Testing and providing support for activities on the Genuity side of the network firewall.

         1.2.1.4  FUE - Phase 1.

         Functional enhancements to close post conversion functionality gaps are as follows:


         --------------------------------------------------------------------------------------------------------
          7/1/00    PA: Mail Code Change Config / CRIME
         --------------------------------------------------------------------------------------------------------
          7/1/00    Mechanize Accruals
         --------------------------------------------------------------------------------------------------------
          7/1/00    Retro Booking
         --------------------------------------------------------------------------------------------------------
          7/1/00    Adhoc Reporter 4.6
         --------------------------------------------------------------------------------------------------------
          7/1/00    COMP:  IT9005 Add New SubInfotypes
         --------------------------------------------------------------------------------------------------------
          7/1/00    COMP: Config for Salary  Plan - 4.6b
         --------------------------------------------------------------------------------------------------------
          7/1/00    COMP: Config Incentive Infotypes 9005
         --------------------------------------------------------------------------------------------------------
          7/1/00    COMP: Config IT382 / 379  Stock Plans - 4.6
         --------------------------------------------------------------------------------------------------------
          7/1/00    COMP: Config Managers Desktop 4.6  - Phase I
         --------------------------------------------------------------------------------------------------------
          7/1/00    COMP: IT9005 Add New Date Field (Plan Eligibility & Ztable)
         --------------------------------------------------------------------------------------------------------
          7/1/00    COMP: IT9005 Add to Job Change / New Hire Event
         --------------------------------------------------------------------------------------------------------
          7/1/00    COMP: IT9005 Default Comp Split and Target from Job IT9500  (User Exit)
         --------------------------------------------------------------------------------------------------------
          7/1/00    COMP: IT9005 Screen Changes
         --------------------------------------------------------------------------------------------------------
          7/1/00    COMP: IT9005 User Exit to Default / Calculate MICS Team / Assign Team Lead
         --------------------------------------------------------------------------------------------------------
          7/1/00    COMP: Modify Reason Codes - (Comp)
         --------------------------------------------------------------------------------------------------------
          7/1/00    DOT: Config / Conversion
         --------------------------------------------------------------------------------------------------------
          7/1/00    EDW: Interface Enhancements
         --------------------------------------------------------------------------------------------------------
          7/1/00    NIS - Interface Enhancements
         --------------------------------------------------------------------------------------------------------
          7/1/00    NIS: Outerface EE Data to BA Merger Database
         --------------------------------------------------------------------------------------------------------
          7/1/00    PA: American Express In/Outerface
         --------------------------------------------------------------------------------------------------------
          7/1/00    PA: CARS - Outerface
         --------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------
          7/1/00    PA: Enhance History Infotype to include additional Chrono fields and Load Legacy Chrono
         --------------------------------------------------------------------------------------------------------
          7/1/00    PA: I9 IT0094 / IT0048 Event
         --------------------------------------------------------------------------------------------------------
          7/1/00    PA: I9 IT0094 new values
         --------------------------------------------------------------------------------------------------------
          7/1/00    PA: Re-use of IT 9007 to support Employee Relation Re-hire functionality
         --------------------------------------------------------------------------------------------------------
          7/1/00    PA: ReWrite Dynamic Events / Replace with Workflow  (Reduce Complex Logic)
         --------------------------------------------------------------------------------------------------------
          7/1/00    PA: ReWrite User Exits / Replace with Workflow  (Reduce Complex Logic)
         --------------------------------------------------------------------------------------------------------
          7/1/00    PA: SSAP (awards)
         --------------------------------------------------------------------------------------------------------
          7/1/00    PA: ZPO4  HR and ESS Changes
         --------------------------------------------------------------------------------------------------------
          7/1/00    PD: Config Event Mgt for College Recruitment
         --------------------------------------------------------------------------------------------------------
          7/1/00    PD: Config PD to PA Master File Integration 4.6
         --------------------------------------------------------------------------------------------------------
          7/1/00    PD: Config Skills Module
         --------------------------------------------------------------------------------------------------------
          7/1/00    PD: Job Description Config    4.6
         --------------------------------------------------------------------------------------------------------
          7/1/00    PD: Job Description -New Infotype for Hourly
         --------------------------------------------------------------------------------------------------------
          7/1/00    PD: Limit Exemption code in PD to E,N,H
         --------------------------------------------------------------------------------------------------------
          7/1/00    PD: Market Pricing / Job Design - PD  4.6
         --------------------------------------------------------------------------------------------------------
          7/1/00    PD: Market Pricing System BAPI (Reward)  4.6
         --------------------------------------------------------------------------------------------------------
          7/1/00    PD: Protect Supervisor Code Field - No Job Overrides
         --------------------------------------------------------------------------------------------------------
          7/1/00    PD: User Exit to verify that reports to position has supervisor box = "Y"
         --------------------------------------------------------------------------------------------------------
          7/1/00    Report: Identify IT000 and IT0008 mis-matches
         --------------------------------------------------------------------------------------------------------
          7/1/00    Report: Union Dues Reports (2)
         --------------------------------------------------------------------------------------------------------
          7/1/00    TRNG: Config for Education and Training Adm - Phase I
         --------------------------------------------------------------------------------------------------------
          7/1/00    WF: IT9005 Subtype Specific Workflows
         --------------------------------------------------------------------------------------------------------
          7/1/00    WF: Notify  Variable Team if Team Assigned to 00000 Default
         --------------------------------------------------------------------------------------------------------
          7/1/00    WF: Notify Supervisor and Team Lead of Team Assignment
         --------------------------------------------------------------------------------------------------------
          7/1/00    WF: Work Flow: Config Work Flow using PD  4.6
         --------------------------------------------------------------------------------------------------------
          7/1/00    WF: Workflow - Awards Process
         --------------------------------------------------------------------------------------------------------
          7/1/00    WF: Workflow - IT9500 Events
         --------------------------------------------------------------------------------------------------------
          7/1/00    WF: Workflow - Locking EE from system when termed
         --------------------------------------------------------------------------------------------------------
          7/1/00    WF: Workflow - Notification of Long term disability actions
         --------------------------------------------------------------------------------------------------------
          7/1/00    WF: Workflow - Off cycle check approval
         --------------------------------------------------------------------------------------------------------
          7/1/00    WF: Workflow Z Object
         --------------------------------------------------------------------------------------------------------
          7/1/00    Allocation Process - Short Term Disability
         --------------------------------------------------------------------------------------------------------
          7/1/00    CCS Support 4.6
         --------------------------------------------------------------------------------------------------------
          7/1/00    Changes to Wage Threshold Report
         --------------------------------------------------------------------------------------------------------
          7/1/00    Define and config new payroll results infotypes
         --------------------------------------------------------------------------------------------------------
          7/1/00    DRP - Enhancements
         --------------------------------------------------------------------------------------------------------
          7/1/00    FLS Balancing
         --------------------------------------------------------------------------------------------------------
          7/1/00    Interface Reports Cleanup (Single page vs by SubArea)
         --------------------------------------------------------------------------------------------------------
          7/1/00    Part time Salaried Solution (long term solution)
         --------------------------------------------------------------------------------------------------------
          7/1/00    Pre-note direct deposit
         --------------------------------------------------------------------------------------------------------
          7/1/00    Program to keep ITs and asshr in sync
         --------------------------------------------------------------------------------------------------------
          7/1/00    Purchase Time Off (Paid @ Election)
         --------------------------------------------------------------------------------------------------------
          7/1/00    Report: Payroll register and associated reports for Consco Companies
         --------------------------------------------------------------------------------------------------------
          7/1/00    Re-write Hewitt Interface
         --------------------------------------------------------------------------------------------------------
          7/1/00    Time Reporting / SSIP - Pilot
         --------------------------------------------------------------------------------------------------------
          7/1/00    Security - Users cannot Update their own records
         --------------------------------------------------------------------------------------------------------
          7/1/00    Security:  Time Study Profile I/T 27 (Browse); I/T 9530 (update)
         --------------------------------------------------------------------------------------------------------

         Genuity is responsible for User Testing and providing support for activities on the Genuity side of the network firewall.

1.2.2    Phase 2.

         1.2.2.1  HR-Pension P/R

         Develop the following to support Pension within SAP:
            .   PPS interface for feed from Hewitt for adding new pension
                records to SAP and associated editing of data entering the SAP system.
            .   PSI interface from SAP to Hewitt for tracking of hours and earnings, includes accumulation of hours and earnings before sending to Hewitt.
            .   Conversion of existing pension data to SAP.
            .   Mechanize compare of conversion and payroll results.
            .   Trust fund reporting.
            .   Configuration to support pension:
                .   Wage types
                .   Events
                .   Check print
                .   Tax calculation
                .   Banking
                .   Corporate structure
            .   Training for end users.
            .   Life cycle support of pension related SAP configuration.
            .   Conversion of history data as required by legal requirements.
                .   Provide query capabilities.
                .   Includes an ongoing archiving of pension information.
            .   BDS enhancements to support transition to SAP.
            .   Mechanical solution for manual edits to SAP pension HR/PAY data requiring corrective data to Hewitt.
            .   Life cycle support of pension related SAP configuration.


         1.2.2.2  FUE - Phase 2

         Functional enhancements to close post conversion functionality gaps are as follows:

         ------------------------------------------------------------------
          10/1/00    EOG Ztable and Logic replaced with SAP Logic
         ------------------------------------------------------------------
          10/1/00    COMP: Config Managers Desktop 4.6  - Phase II
         ------------------------------------------------------------------
          10/1/00    Managers Desktop Phase II
         ------------------------------------------------------------------
          10/1/00    NIS: Export of T510N records to NIS/MSS-HSS
         ------------------------------------------------------------------
          10/1/00    PD: Config for Incentive Pay Plans - 4.6b
         ------------------------------------------------------------------
          10/1/00    Report: EEO-1 Report Enhancement
         ------------------------------------------------------------------
          10/1/00    Report: Vets-100 Report Enhancement
         ------------------------------------------------------------------
          10/1/00    TRNG: Config for Education and Training Adm - Phase I
         ------------------------------------------------------------------
          10/1/00    WF: Workflow: Config External Emails 4.6
         ------------------------------------------------------------------
          10/1/00    BDS Phase I
         ------------------------------------------------------------------
          10/1/00    Pension Payroll
         ------------------------------------------------------------------
          10/1/00    Turn Down Exception Job in FFE
         ------------------------------------------------------------------

         Genuity is responsible for User Testing and providing support for activities on the Genuity side of the network firewall.

1.2.3    Phase 3

         1.2.3.1  HR-W/F External E-mail

         Develop / Configure and Test SAP MAPI compliant capabilities as follows:

               .   Configure MAPI Connections
               .   Develop and Test interface to Exchange / CC Mail / SMTP
               .   Modify Existing Workflow Actions - to use MAPI interface


         Genuity is responsible for User Testing and providing support for activities on the Genuity side of the network firewall.


         1.2.3.2  FUE - 1/1/2001

         Functional enhancements to close post conversion functionality gaps are as follows:

         ---------------------------------------------------------------------------
           1/1/01    IT0027 FI/CO Cost Center Changes
         ---------------------------------------------------------------------------
           1/1/01    COMP: Config for Incentive COMP - 4.6b
         ---------------------------------------------------------------------------
           1/1/01    LD: Leadership Development
         ---------------------------------------------------------------------------
           1/1/01    PD: Leadership Development - Config
         ---------------------------------------------------------------------------
           1/1/01    Report: Leadership Development - Reports
         ---------------------------------------------------------------------------
           1/1/01    TALX Interface Re-design
         ---------------------------------------------------------------------------
           1/1/01    PSI Replacement
         ---------------------------------------------------------------------------
           1/1/01    Time Reporting - GHY
         ---------------------------------------------------------------------------
           1/1/01    Time Reporting - GTEDS
         ---------------------------------------------------------------------------
           1/1/01    Time Reporting - Supply
         ---------------------------------------------------------------------------
             ZZZ     Allocation Process - Short Term Disability
         ---------------------------------------------------------------------------
             ZZZ     BDS Phase II
         ---------------------------------------------------------------------------
             ZZZ     Check distribution code contacts.
         ---------------------------------------------------------------------------
             ZZZ     FLS Outerface to Include local taxes
         ---------------------------------------------------------------------------
             ZZZ     Mech ZIH40 Feed to Legacy
         ---------------------------------------------------------------------------
             ZZZ     Mechanize 3rd party check reqs (95)
         ---------------------------------------------------------------------------
             ZZZ     Mechanize Sales Inc Pay Rules
         ---------------------------------------------------------------------------
             ZZZ     Produce third party checks out of SAP
         ---------------------------------------------------------------------------
             ZZZ     Replace BBN ETR with SAP CATS/TIME
         ---------------------------------------------------------------------------
             ZZZ     SAPScript Simplification
         ---------------------------------------------------------------------------
             ZZZ     Create ability to send multiple employee records on the CDC
         ---------------------------------------------------------------------------

         Genuity is responsible for User Testing and providing support for activities on the Genuity side of the network firewall.

1.3  Milestone Schedule

     Not Applicable

1.4      Deliverables

         ---------------------------------------------------------------------
            Deliverable   Responsible   Acceptance Criteria*     Due Date
                             Party                              (dd-mm-yy)
         =====================================================================
         Phase 1          SAP Project      See Section 1.6        7/1/00

         Phase 2          SAP Project      See Section 1.6        10/1/00

         Phase 3          SAP Project      See Section 1.6        1/1/01
         ---------------------------------------------------------------------

1.5      Completion and Acceptance Criteria

         Upon Completion of integrated test, a " Go/No Go" meeting with the common users (including Genuity) and the GTEDS - SAP Project will be held in order for the customer to evaluate the functionality of the given phase components and provide acceptance for the solution to move to production.

1.6      Contract Type

         This is a Time and Materials Statement of Work with not to exceed hours.

1.7      Compensation Authorization

         The Statement of Work has an estimated 1,240 hours with a total compensation of $139,106 as defined below:

             ----------------------------------------------------------
                     Payment Deliverable          Authorized Payment
             ----------------------------------------------------------
              Labor                                          $120,506
             ----------------------------------------------------------
              Travel                                         $      0
             ----------------------------------------------------------
              Computer Support                               $ 18,600
             ----------------------------------------------------------

             ----------------------------------------------------------
              Monthly Total                                  $139,106
             ----------------------------------------------------------


1.8      Key Personnel

         Not Applicable


1.9      Travel

         When travel needs arise, GTEDS will identify and request authorization and approval from Genuity prior to travel.

         GTEDS will invoice Genuity for approved reimbursable travel expenses at actual costs incurred as a result of performance under the Statement of Work ("Reimbursable Travel Expenses") in accordance with the Master Contract.

1.10     Special Considerations

         Pricing is based on the assumption that this interface will be scheduled and managed by Genuity.

1.11     Genuity Contacts

         Program Manager:
         Title:
         Name:          Genuity
         Company:
         Telephone:
         Fax:


1.12     GTEDS Contacts

         Account Manager:
         Title:
         Name:
         Company:       GTEDS
         Telephone:
         Fax:

         Contract Manager:
         Title:
         Name:
         Company:       GTEDS
         Telephone:
         Fax:

2.0      APPROVALS

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.


        ------------------------------------------------------------------
         GTE Data services                        Genuity Solutions Inc.
        ------------------------------------------------------------------

        ------------------------------------------------------------------
         By - Signature                           By - Signature
        ------------------------------------------------------------------


        ------------------------------------------------------------------
         Printed Name                             Printed Name
        ------------------------------------------------------------------


        ------------------------------------------------------------------
         Title                                    Title
        ------------------------------------------------------------------


        ------------------------------------------------------------------
         Date                                     Date
        ------------------------------------------------------------------

Approval authorizes GTEDS to proceed with performing and scheduling the work.

                               Statement of Work
                                    Between
                            Genuity Solutions Inc.
                                      And
                            GTE Service Corporation
                            To Provide Support For:
                       Computing Infrastructure Services

1.0      Management Summary

1.1      Introduction
         This Statement of Work is appended to the Agreement for IT Transition Services dated ________________________, 2000 by and between GTE
         Service Corporation and its affiliates ("GTESC") and Genuity Solutions Inc. ("Genuity") and shall be governed by the terms and conditions hereof. The services described herein shall be provided by Genuity for a period of up to 12 months effective upon the Effective Date of the Agreement for IT Transition Services. This Statement of Work may not be renewed.

1.2      Executive Summary

         Genuity is currently providing computing infrastructure information technology services to GTESC. These computing infrastructure services include providing phone and desk-side support to GTESC personnel and their desktop computing equipment ("End User Support"); providing network connections and transmission for GTESC personnel and equipment ("Network Support"); supporting shared computer hardware and software utilized by GTESC personnel to accomplish business functions ("Server Operations and Support"); and supporting telephonic services (voice and
         FAX) for GTESC personnel ("Voice Services and Support").

         These services are required during the separation and transition of GTESC due to GTESC's short-term inability to provide these services due to the particular locations of the GTESC personnel or equipment, the skills required to provide these services at the sites, or the lack of GTESC labor at these locations to apply to these services.

         GTESC will receive these services for up to 12 months effective upon the date of execution of the Agreement.

2.       Scope of Work
         Computing Infrastructure Services are being provided by Genuity to GTESC which include the following service areas and general areas of activity:

              End User Support, which consists of the following activity areas:
              .   Help Desk Support
              .   ID Management and
              .   Fault Isolation and Problem Resolution

              All problems and service requests will be reported to the Genuity National Support Center (NSC). The NSC will log and track problems using the Infoman information system. Problems not reported through the NSC may not be logged and tracked properly.

              Network Support, which consists of the following activity areas:
              .   LAN/WAN Implementation, Access, and Management
              .   Network Security
              .   InterWAN Access
              .   Fault Isolation and Problem Resolution

              For those locations and items specified in Attachment A, Genuity will provide Local Area and Wide Area network Implementation, access, and management. Genuity will provide wide area network availability and monitoring from the designated Genuity data center to the GTESC location and to designated GTESC data centers. Genuity has management responsibility for all equipment and circuits that provide the network connection to the contracted computing equipment. The network will be designed and modified as necessary to ensure that the business needs are met and effective technology is utilized. Genuity will perform network planning and capacity management planning based on the receipt of required information concerning transaction volumes and timing, etc. from GTESC. If an outage occurs, appropriate notifications will be made.

              Server Operations and Support, which consists of the following activity areas:
              .   NT Client/Server Support
              .   Operations Monitoring
              .   Fault Isolation and Problem Resolution

              For those locations and items specified in Attachment A, Genuity will provide server support and management for home share and print servers designated in SOW. Servers will be added to meet and maintain service levels based on designated users base supported by this SOW. Server monitoring will be performed 24hours x 7days with fault isolation and problem resolution.

              Genuity will provide facilities management services to house and support the servers with their peripheral configuration of DASD, printers, and network required to support GTESC.

              The configuration of each supported server will be defined during the implementation of the server.

              Genuity will provide console operations to support all servers covered by this agreement. System performance technicians will monitor the CPU and all associated tasks and applications. Genuity is responsible for the detection and correction of faults within the environment and for restoration of customer systems after failure.

              Genuity is responsible for the support of all contracted hardware and associated system software listed in the inventory, Attachment B (not included).

              Genuity is responsible for the physical and logical security of the contracted equipment defined. Genuity is additionally responsible for logging proper and illegal access, providing a way to audit security information, rectifying security breaches and addressing unauthorized use of the system. System security is provided through the following activities:
                  .   Physical security of the Genuity data center
                  .   Logical security via limited, authorized use of system
                      resources
                  .   Perform User ID administration in accordance with customer requirements
                  .   Maintain ownership of the system level password.
                  .   Perform electronic recording/monitoring of system usage
                      with available systems tools for audit purposes as needed
                  .   Monitor and log firewall accesses

              Genuity will maintain all activities associated with tape management in support of GTESC production processing. The tape operations staff will also be responsible for shipping and receiving tapes from the off-site storage facility and customer requested location. Backups will be performed per requirements provided by GTESC. Genuity is responsible for documenting the backup, tape rotation and storage per GTESC request.

              Voice Services and Support, which consists of the following activity areas:
              .   PBX/Phone Implementation, Access, and Management
              .   Voice and Data Circuit Management
              .   Fault Isolation and Problem Resolution

              For those locations and items specified in Attachment A, Genuity will provide support for voice services and PBX systems. Included in this support will be the following:
                . Moves, Adds, & Changes (Moving phone sets to new locations, Adding New Phone Sets/Service, Changing Passwords for Voicemail)
                .  Repairs (No dial tone, Can't call out or receive calls)
                .  Name Connector (Update Name & Number changes)
                .  Maintenance (Bi-weekly backups)
                .  Traffic Studies (Performance  Studies - Trunk & Routes)
                . Internal Business Support (Attend project meetings, create & maintain cut sheets, ordering & managing contract wire companies)
                . Circuit Management (Ordering/Installing/Managing ISDN, ISDN Circuits for Televideo, ISDN Circuits for PBX Switch, ISDN Circuits for Data)
                .  Ordering/Managing DS1/DS3 for internal LAN/WAN
                .  Major Project moves & Restacks
                .  Order and manage 800 numbers as needed

2.1      Contract Type

         This is a Fixed Unit Price Statement of Work. Each service element has a unit defined and a monthly price per unit.

2.2      Compensation Authorization

         The funding authorized for this Statement of Work is delineated in Attachment A. Each site or item covered has a unit defined, a baseline number of units, and a monthly charge per unit. Certain one-time charges to specific service elements may apply and are delineated in Attachment A.

2.3      Genuity Responsibilities
              .   Perform daily operational activities to ensure that production activities are performed and controlled as required.
              .   Detect and correct faults within the environment.
              .   Communicate system outages to customers in a timely manner.
              .   Restore customer systems after a failure.
              .   Provide infrastructure and/or system support and install
                  vendor upgrades.
              .   Evaluate customer requests and prepare associated impact
                  statements.
              .   Support Infrastructure and system software.
              .   Perform network monitoring between the data center and
                  customer premises.
              .   Provide production operational support of outsourcing
                  solution.
              .   Provide operational support for application production
                  processing and development environments.
              .   Perform capacity and technical planning for outsourcing
                  solution evolution.
              .   Respond to and resolve Incident Reports per terms of the
                  service levels.
              .   Document technical and operational designs, plans and ongoing support processes.
              .   Maintain system software inventory.
              .   Prepare, install, and certify system software releases.
              .   Perform problem analysis and resolution
              .   Budget for, order, and plan upgrades for current inventory of software.
              .   Monitor and optimize DASD, tape and servers and perform
                  recovery operations if required.
              .   Plan, control and manage all hardware and software system
                  changes.
              .   Perform User ID administration in accordance with customer requirements.
              .   Monitor and log firewall access.
              .   Implement new servers as requested by GTESC through a
                  statement of work.

              . Perform file back ups and recovery per requirements from GTESC.
              . Provide requested periodic reporting of effort and/or performance.
              . Attend monthly performance review meetings to present performance against service levels and review account status.

2.4      Key Personnel

         Genuity shall assign Key Personnel to participate in the execution of this Statement of Work as required by GTESC.

2.5      Travel

         When travel needs arise, Genuity will identify and request authorization and approval from GTESC prior to travel.

2.6      Service Level Agreements

         Genuity and GTESC may, upon mutual agreement, develop and implement Service Level Agreements for any supplied Computing Infrastructure Service. These agreements will specify the details of service operations including scheduled hours of operation, scheduled outages for maintenance, change management, and other operational activities; incident and outage management, including target restoration times, escalation, outage reporting; and service performance, including mutually agreeable service performance metrics and targets for such metrics.

2.7      Genuity and GTESC Contacts

         (To be Supplied)

3.0      Approvals

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.


         GTE SERVICE CORPORATION                  GENUITY SOLUTIONS INC.



         By - Signature                           By - Signature



         Printed Name                             Printed Name



         Title                                    Title


         Date                                     Date

        Statement of Work Between Genuity Solutions Inc. and GTO (BBNT)
                     For Computing Infrastructure Services


Management Summary

1.1    Introduction

       This Statement of Work is appended to the Agreement for IT TransitionServices dated March 31, 2000 by and between Genuity Solutions Inc. ("Genuity") and GTE Service Corporation and its affiliates (hereinafter collectively referred to as "GTE" or "GTO" or "GTE Technology Organization") and shall be governed by the terms and conditions thereof. The services described herein shall be provided by Genuity for a period of the earlier of one year from the Effective Date of the IT Transition Services Agreement or the date of completion of the work. This Statement of Work may not be renewed.

1.2    Executive Summary

       The physical build out of the computing infrastructure needed for the GTE Technology Organization to be self-sufficient and to perform business as usual will not have been completed by the merger date. GTE Technology Organization has maintained that, in order to continue its regular business operations, they will need continuing network, server, voice, desktop and help desk support services provided by the Genuity Information Technology organization in Cambridge, MA. During the transition period, physical separation activities will be completed to enable the GTE Technology Organization to be able to support itself on it's own computing infrastructure, owned and maintained by them, as well as put in place their own support staff.


1.21   Order of Precedence

       Any inconsistency in this document shall be resolved by giving priority and precedence in the following order:

          1.   Statement of Work (SOW)
          2.   Software Development and Technical Services Agreement


1.3    Scope Of Work
       The Scope of Work is as-performed as of March 31, 2000 and is limited to current operations environment and geography. The scope of work assumes end-users remain in current environments and geographies and do not undergo significant physical relocation except as required to meet the 3/31/2000 physical separation requirements or moves planned before the initiation of this agreement as part of BAU processing.

       See Section 1.42-Service Support Environmental Thresholds for specific metrics.

       1.31    General Services and Support
               ----------------------------

       Support and maintenance services are being purchased from Genuity to provide outsource Computing Infrastructure services at the locations listed below.

       Tier Level 1:  Complete Suite of Computing Infrastructure Services

       .  End User Services
       .  Network Operations and Support
       .  Server Operations and Support
       .  Voice Services and Support
       .  Fast Start
       .  Technology Refresh

Tier Level 2: Any sub-set of the Suite of Computing Infrastructure Services, based upon existing Computing Infrastructure services being provided as of 3/31/2000.

------------------------------------------------------------------------------------------------------------------------
  Business Unit                 Location                          Tier Level       Services Provided
------------------------------------------------------------------------------------------------------------------------
  GTO                           Cambridge, MA                     Tier 1           A - E  all inclusive
------------------------------------------------------------------------------------------------------------------------
  GTO                           Rosslyn, VA                       Tier 1           A - E  all inclusive
------------------------------------------------------------------------------------------------------------------------
  GTO                           Columbia, MD                      Tier 1           A - E  all inclusive
------------------------------------------------------------------------------------------------------------------------
  GTO                           Norfolk/Virginia Beach, VA        Tier 2           A - E  subset based on services being
                                                                                   provided at 3/31/00
------------------------------------------------------------------------------------------------------------------------
  GTO                           San Diego, CA                     Tier 2           A - E  subset based on services being
                                                                                   provided at 3/31/00
------------------------------------------------------------------------------------------------------------------------
  GTO                           Hawaii                            Tier 2           A - E  subset based on services being
                                                                                   provided at 3/31/00
------------------------------------------------------------------------------------------------------------------------
  GTO                           Canoga Park, CA                   Tier 2           A - E  subset based on services being
                                                                                   provided at 3/31/00
------------------------------------------------------------------------------------------------------------------------
  Cyber Trust, Professional     Cambridge, MA                     Tier 1           A - E  all inclusive *
  Services                      Needham, MA
------------------------------------------------------------------------------------------------------------------------
  GTO (EBO, GTO Home Office)    Waltham, MA                       Tier 2           A - E  subset based on services being
                                                                                   provided at 3/31/00
------------------------------------------------------------------------------------------------------------------------
  GTO                           All other sites                   Tier 2           A - E  subset based on services being
                                                                                   provided at 3/31/00
------------------------------------------------------------------------------------------------------------------------

* Genuity provides WAN connectivity to the GTE Inter-SBU WAN and any outsourced services provided by GTE.


          Computing Infrastructure Suite of Services

          A.        End User/Site Support
               .    Help Desk Support (contracted with Cambridge) and Training
                    (Cambridge only)
               .    Desktop Hardware Break/Fix Support, including Networked
                    Printers
               .    Desktop Software Support
               .    ID Management
               .    Fault Isolation and Problem Resolution

          B.        Network Support
               .    LAN/WAN Implementation, Access, and Management
               .    Network Security (audits, firewall implementation,
                    architecture, policy)
               .    Dialup Remote LAN Access
               .    Fault Isolation and Problem Resolution

          C.        Server Operations and Support
               .    NT Client/Server Support
               .    Email Administration and Support
               .    Printing Infrastructure Support
               .    UNIX Server Administration and Support
               .    Operations Monitoring
               .    Backup and Recovery
               .    Job Scheduling Support and Administration
               .    Account Administration
               .    Disaster Recovery
               .    Capacity Planning
               .    Fault Isolation and Problem Resolution

          D.        Voice Services and Support
               .    PBX/Phone Implementation, Access, and Management
               .    Voice and Data Circuit Management
               .    VTC Support
               .    Fault Isolation and Problem Resolution

          E.        Programs
               .    Fast Start - according to existing guidelines
               .    Tech Refresh - according to existing guidelines



          Help Desk Services
          ------------------

            Genuity will provide Help Desk Support through the IT Help Desk in Cambridge. All problems will be reported to the Cambridge Genuity Help Desk. The Cambridge Genuity Help Desk will log and track problems using Vantive. Problems not reported through Cambridge may not be logged and tracked properly and will not be subject to service restoration or availability targets.

            The IT Help Desk can be reached at 617/873-4357 or via email to helpdesk@ (for technical problems) or hdrequest@ (to request IT services). The IT Help Desk's business hours are Monday - Friday, 7:30am to 8:30pm EST. After hours emergency support is available for emergencies/critically impacting events by calling 617/873-4357. An On-Call Support technician will be paged for Severity 0 events and Remote Access issues.

             End User/Site Support
             ---------------------

             Genuity will provide Desktop Support for both hardware and operating software. Standardized software includes, but is not limited to, On-Line Backup, Eudora, Meeting Maker, Norton Anti-Virus, Microsoft Office Applications, Netscape, Adobe Acrobat, and Outlook. Genuity will also provide Fast Start and Tech Fresh deployments according to existing guidelines. Desktop Assets are maintained in Genuity Computing Infrastructure Asset Tracking Database per the Break/Fix contract and the Desktop Leasing TOC contract.

          Standard Operation Hours: Monday - Friday, 8:00am to 5:00pm EST. Emergency support is not available after hours, except for Remote Access events.

          Network Support
          ---------------

          Genuity will provide Local Area and Wide Area network Implementation, access, and management. Genuity will provide wide area network availability and monitoring from the designated Genuity data center to the customer and to designated customer data center. Genuity has management responsibility for all equipment and circuits that provide the network connection to the contracted computing equipment.

          To meet our separation objectives existing engineering principles are being used in the separation process. If at the time that separation is complete, GTO would like to discuss Network redesign, GTO can engage TSD/NSO in discussions for future deployments.

          Genuity will perform network planning and capacity management planning based on the receipt of required information concerning transaction volumes and timing, etc. from GTO. If an outage occurs, appropriate notifications will be made. Genuity will provide ISP services to GTO for the following: Domain Name Registration, IP Address Assignments, Managed Firewalled Internet Connectivity, and DNS Services as required. Any services outside this scope will be negotiated on a separate SOW and agreed to by both parties.

          Genuity is responsible for Local Area Network and Wide Areas Network service, supported through the GTE Genuity IT Data Centers, consisting of the general maintenance, problem diagnosis and resolution, and network security services. This designation also covers application and tools, which support general connectivity and data transfer. Examples of these include Ascend, SSH, QVTNet, FTP, and SCP.

          Standard Operating Hours: Monday - Friday, 8:00am to 5:00pm EST. Emergency on-call support is available after standard hours.

          Server Operations and Support
          -----------------------------

          Genuity will provide server support, including application server support, and management for user share and printing services designated in SOW. Servers will be added to meet and maintain service levels based on designated users base supported by this SOW. Email Administration and Support will be provided by Genuity. Upgrades to email software to be provided and maintained by Genuity. UNIX/NT Server Administration and Support will be provided for systems designated in the Production Support section of the SOW. Server monitoring will be performed 24x7 with fault isolation and problem resolution managed in accordance with the service level agreement

          Standard Operating Hours: Monday - Friday, 8:00am to 5:00pm EST. Emergency on-call support is available after standard hours.

          Voice Services and Support
          --------------------------

          Genuity will provide voice network management, planning, and implementation. Genuity has management responsibility for all equipment and circuits that provide the network connection to the contracted telephony equipment. The voice network will be designed and modified as necessary to ensure that the business needs are met and effective technology is utilized. Genuity will perform voice network planning and capacity management planning based on the receipt of required information concerning headcount volumes and timing, etc. from GTO. If an outage occurs, appropriate notifications will be made.

          Standard Operating Hours: Monday - Friday, 8:00am to 5:00pm EST. Emergency on-call support is available after standard hours.

          1.32      Production Support
                    ------------------

          Support and maintenance services are being purchased from Genuity to provide services for GTO, which includes:
               .    Perform daily operational activities to ensure that
                    production activities are performed and controlled as
                    required.
               .    Detect and correct faults within the environment.
               .    Communicate system outages to customers in a timely manner.
               .    Restore customer systems after a failure.
               .    Provide infrastructure and/or systems support and install
                    vendor upgrades.
               .    Evaluate customer requests and prepare associated impact
                    statements.
               .    Support Infrastructure and system software.
               .    Perform network monitoring between the data center and
                    customer premises.
               .    Provide production operational support of outsourcing
                    solution.
               .    Provide operational support for application production
                    processing environment.
               .    Perform capacity and technical planning for outsourcing
                    solution evolution.
               .    Respond to and resolve Incident Reports per terms of the
                    service levels.
               .    Document technical and operational designs, plans and
                    ongoing support processes.
               .    Maintain system software inventory. (Server and Desktop)
               .    Prepare, install, and certify system software releases.
               .    Perform problem analysis and resolution
               .    Monitor and optimize Legato services, tape and servers and perform recovery operations if required. (Infrastructure
                    only).
               .    Tape storage and Iron Mountain off site storage.
               .    Plan, control and manage all hardware and software system
                    changes.
               .    Perform User ID administration in accordance with customer requirements.
               .    Monitor and log firewall access.
               .    Implement new servers as requested by GTO through a
                    statement of work.
               .    Perform file back ups and recovery per requirements from
                    GTO.
               .    Provide requested periodic reporting of effort and/or
                    performance against service levels.
               .    Attend monthly performance review meetings to present
                    performance against service level agreement and review account status.

          Genuity will provide facilities management services to house and support the servers with their peripheral configuration of printers, and network required to support GTO.

          The configuration of each server will be defined in the statement of work that defines the implementation of the server.

          Genuity is responsible for the support of all contracted hardware and associated system software listed in the statement of work. Business as Usual growth is supported in this Statement of Work.

          Where Genuity has access to and control of the Network equipment of the data comm space, Genuity is responsible for the physical and logical security of the contracted equipment defined in this SOW.

          Genuity is additionally responsible for logging proper and illegal access, providing a way to audit security information, rectifying security breaches and addressing unauthorized use of the system. System security is provided through the following activities:

               .    Physical security of the Genuity Cambridge and Burlington
                    data centers.
               .    Logical security via limited, authorized use of system
                    resources
               .    Perform User ID administration in accordance with customer requirements
               .    Maintain ownership of the system level password
               .    Perform electronic recording/monitoring of system usage with available systems tools for audit purposes as needed
               .    Monitor and log firewall accesses

          Support Skill sets include:

               .    Help Desk first level Problem Diagnosis, Triage, and/or
                    Problem Resolution
               .    Desktop Hardware/Software Support
               .    Printing Infrastructure Support
               .    General Networking
               .    Telecommunications
               .    Unix and NT Server Administration
               .    Systems Planning
               .    Business Continuity


          Hardware and Software Supported Inventory - Refer to Attachment D1
          ------------------------------------------------------------------

          User Share And Print Servers  - Refer to Attachment D1
          ------------------------------------------------------

          Server Inventory - Refer to Attachment D2.
          ------------------------------------------

          Network Inventory   - Refer to Attachment D3
          --------------------------------------------

          Phone System Inventory - Refer to Attachment D4
          -----------------------------------------------

          Remote Sites Inventory - Refer to Attachment D5
          -----------------------------------------------

          Engineering
          -----------

          Technology, Solutions, and Deployment organization will provide consulting expertise in evaluating and recommending new solutions for new and upgrades to H/W, S/W, Networking, Server Infrastructure. TSD will provide consulting expertise in evaluating and developing GTE Genuity Desktop/laptop H/W standards and selection.

          Problem Reporting
          -----------------

          All problems will be reported to the Cambridge Genuity Help Desk. The Cambridge Genuity Help Desk will log and track problems using Vantive. Problems not reported through Cambridge may not be logged and tracked properly and will not be subject to service restoration or availability targets.

          A service outage is the unexplained and unplanned outage of a scheduled service such as a system, network, or application in which the customer is unable to continue processing. These outages are further defined as the loss of service when no redundancy for that service is available. Application related outages not directly as a result of system hardware/software problems or operations errors are not to be considered a service outage for the purposes of this Statement Of Work.

          Application outages are the responsibility of Genuity where Business Applications are deemed to be supported through outsourcing.

          Application outages are the responsibility of Genuity where Business Applications are deemed to have limited support and only not related to application software.

          Application outages are the responsibility of GTO where outages are deemed to be at the application level.

          In the event of an unscheduled service outage, notification to GTO will be performed according to customer escalation procedures. Genuity will provide to GTO information regarding the nature, scope, expected duration and steps to be taken to resolve the outage.

------------------------------------------------------------------------------------------------------
Application Name                Infrastructure Supported By           Application Supported By
------------------------------------------------------------------------------------------------------
PRISM                            Genuity                              GTO
------------------------------------------------------------------------------------------------------
ETR                              Genuity                              GTO
------------------------------------------------------------------------------------------------------
Brio                             Genuity                              GTO
------------------------------------------------------------------------------------------------------
Vista Plus                       Genuity                              GTO
------------------------------------------------------------------------------------------------------
Hyperion Pillar                  Genuity                              GTO
------------------------------------------------------------------------------------------------------
Oracle Financials                Genuity                               Genuity (BEEA)
  OE
  A/P
  G/L
  FA
  INV
  A/R
  Purchasing
------------------------------------------------------------------------------------------------------
Cimpal                           Genuity                              GTO
------------------------------------------------------------------------------------------------------
SIMS                             Genuity                              GTO
------------------------------------------------------------------------------------------------------
Vantive Help Desk                Genuity                               Genuity (BEEA)
------------------------------------------------------------------------------------------------------
Iweb                             Genuity                               Genuity (BEEA)
------------------------------------------------------------------------------------------------------
HR Database                      Genuity                               Genuity (BEEA)
------------------------------------------------------------------------------------------------------
SAP                             GTO                                   GTO
------------------------------------------------------------------------------------------------------
Restrac                         GTO                                   GTO
------------------------------------------------------------------------------------------------------
BBN Sentry                      GTO                                   GTO
------------------------------------------------------------------------------------------------------
Payroll                         GTO                                   GTO
------------------------------------------------------------------------------------------------------
EECR                            GTO                                   GTO
------------------------------------------------------------------------------------------------------

          1.33      Service Support Environmental Thresholds
                    ----------------------------------------

          Baseline Support Threshold
          --------------------------

          Service levels reflected in the pricing structure are predicated on supporting a baseline user community and operational environment as follows:

          .    GTO baseline personnel supported = 1,423
          .    Problem Reports/month = 2,302/mo
          .    Service Requests/month = 1,265/mo
          .    Major moves of 10 to100 people per year = 40
          .    Normal ProductionChange Requests = 60

          Stretch Support Threshold
          -------------------------

          Service levels reflected in the pricing structure include the ability to stretch to accommodate growth during the contract period to a maximum supported user community and operational environment as follows:

          .    GTO stretch personnel = 1,679
          .    Problem Reports/month = 2,596/mo
          .    Service Requests/month = 1,492/mo
          .    Major moves of 10 to 100 people per year = 48
          .    Normal Production Change Requests = 75

          Additional hardware would also be required to support stretch service levels as follows:

               . Incremental mail server increase = 1 per every additional 200 users over baseline 1,423 users.
               . Incremental infrastructure server increase = 1 per every 100 additional users over baseline 1,423 users.
               . Network switch ports and phone ports required are based on increments of 24 ports/card.

          The growth of any threshold metrics beyond the levels identified in this section will require the submission of a Change Request Form (See Attachment A) documenting the anticipated change to the environment. In response, the Change Request Form will be reviewed, evaluated, priced, and returned to Genuity for approval prior to execution.

1.4       Contract Type

          This is a Fixed Price Statement of Work

1.5       Compensation Authorization

The funding authorized for this Statement of Work is a total of $6,551,577 with payments of $644,971 due on a monthly basis per contract stipulations. Pricing may vary contingent upon population changes within the Technology Refresh Program or software licensing.

--------------------------------------------------------------------
Infrastructure Supported                 Authorized Monthly Payment
--------------------------------------------------------------------
Server Operations and Support            $  95,700
--------------------------------------------------------------------
Network Operations and Support           $  39,776
--------------------------------------------------------------------
Voice Services and Support               $  75,658
--------------------------------------------------------------------
End User Services                        $ 184,837
--------------------------------------------------------------------
Total Monthly Services                   $ 395,971
--------------------------------------------------------------------
Technology Refresh Monthly               $ 249,000
--------------------------------------------------------------------
Total Contracted Monthly Cost            $ 644,971
--------------------------------------------------------------------

1.6       Genuity Responsibilities

          Routine Services
          ----------------

          Genuity responsibilities have been documented in Section 1.4 - Scope of Work, of this document.

          Non-Routine Services
          --------------------

          Project based activity and functional enhancements requested by GTO, other than specifically noted in this document, are excluded from this agreement and would be performed under a separate contract.

1.7       Key Personnel

          N/A

1.8       Travel

          N/A

1.9       Reporting Requirements

          Genuity will provide monthly reporting to the GTO Program Manager no later than the seventh (7) workday of the month for the previous calendar's month statistics. This reporting will be reviewed at the monthly Performance Review Meeting.

          Performance Reporting
          ---------------------

          The performance reporting will be prepared and reviewed monthly and will consist of a package of reports used for planning and for monitoring the overall effectiveness and capacity of the network, hardware and operating software. This reporting will be provided for each solution configuration that is supported for this customer.

The following system availability reports will be provided to GTO by Genuity:

--------------------------------------------------------------------------------
Report Content System(s) Impacted           Frequency
--------------------------------------------------------------------------------
Hours and outage by month & YTD              Monthly
Causes of outage
Hours by cause
Outages exceeding 1 hour explanation
Repeat outages
Root cause information
--------------------------------------------------------------------------------

Help Desk Response Time Metrics

The following response time reports will be provided to GTO by Genuity:

--------------------------------------------------------------------------------
Report Content System(s) Impacted                   Frequency
--------------------------------------------------------------------------------
Problem reports and service requests by month       Monthly
& YTD serviced by Genuity

Response times and resolution times by event
severity level.
--------------------------------------------------------------------------------

          Service Level Performance
          -------------------------

          Genuity will monitor, measure and report on their performance against the service levels listed below.

          ---------------------------------------------------------------------------------

                              Report Content                  By Month     Year To Date

          =================================================================================
          System / On-line Availability                            X            X
          ---------------------------------------------------------------------------------
          Network Availability                                     X            X
          ---------------------------------------------------------------------------------
          Average resolution time for Severity 0 events.           X            X
          ---------------------------------------------------------------------------------
          Average resolution time for Severity 1 events.           X            X
          ---------------------------------------------------------------------------------
          Average resolution time for Severity 2 events.           X            X
          ---------------------------------------------------------------------------------
          Average resolution time for Severity 3 events.           X            X
          ---------------------------------------------------------------------------------

          The SLA is considered met if GTO is notified that the Genuity has begun problem identification and is working towards resolution according to the following parameter:

          Severity 0 events - within one business hour
          Severity 1 events - within one business hour
          Severity 2 events - within 8 business hours
          Severity 3 events - within 3 business days

          Relative to Server Hardware, the SLA is considered met if GTO is notified that any 3/rd/ party hardware vendor has begun problem identification and resolution within 4 business hours.

          Relative to Desktop Hardware, the SLA is considered met if GTO is notified that any 3/rd/ party hardware vendor has begun problem identification and working towards resolution within 8 business hours.

Scheduled  Maintenance

Time frames for a scheduled maintenance window are as follows:

 .    Non-Disruptive Maintenance Window
     - Consistent with current timings and frequencies for hot backups, exports, etc
 .    Disruptive Maintenance Window
     -   Consistent with current timings and frequencies
     - Cold backups of GTO Server files may be performed. Disruptive activities (such as code installs) may be performed. Existing change management processes and notifications must be adhered to.

System unavailability during this period will not be considered an outage or charged against the system availability target. A Genuity Change Request will be discussed and coordinated with GTO if maintenance is required outside the scheduled maintenance window and be coordinated by the AMC.

Additional maintenance will be negotiated with Genuity on an as needed basis. If GTO concurs with the time frame(s) requested, it will not be considered an outage.

Service Provider Management Review Meetings - Quarterly
-------------------------------------------------------

Genuity will attend planned Service Provider Management Review meetings with GTO quarterly. The primary purpose of these meetings will be to discuss:

 .    Response/Coverage: Relative to hardware/software down time, resource availability, or general coverage.
 .    Follow-through: Relative to what is being done about lingering open problems.
 .    Critical Solution: Existing or potential services that may impact GTO/GTO service.
 .    Service Provider Assessment: What GTO can do to help Genuity better serve
     GTO.
 .    General comments and/or questions.
 .    Schedule next meeting.

1.91     Service Requests

         Routine processor and network related service requests will be submitted to the IT Help Desk via written or electronic correspondence. If there is a question of whether a request is routine, or non-routine, it will be processed as a non-routine request until otherwise determined. Routine service requests will be documented and a log will be kept noting the:

            .  Person making the request
            .  Date request was made
            .  Description of request
            .  Date request was completed

         Routine service requests will be processed as agreed upon by all parties using the matrix in Section 2.4.


1.92     Special Considerations

         Addition Of New Solution Environments
         -------------------------------------

         If there are significant changes in processing requirements or GTO environments, the measurements contained in this Statement Of Work are subject to revision based on mutual agreement of Genuity and GTO. When a new solution configuration environment is added, its performance will be tracked, but not included in the rating mix until the system has been running in production for two (2) months and support documentation has been provided by GTO to Genuity.


         Asset Transfer
         --------------

         Assets relating to the facilities, such as but not limited to routers, cables, and circuits, will be transferred to the party who is the owner or lessor of record for the facility during the transition period but no later than 4/30/00.

         GTO retains the networks: 128.33.0.0/16 (portable, with GTO having right to advertise) and 128.89.0.0/16 (portable, with GTO having right to advertise). A member of GTO will be listed with ARIN as the POC for the networks.

         All servers currently support GTO customers will be transferred to GTO during the transition period but not later than 4/30/00.

1.93     Change Control

         Changes to this Statement Of Work can be requested by either GTO or Genuity using the Change Control Request Form in Attachment A. The form is completed by the requesting party and submitted to the corresponding contact in the other organization for evaluation and/or approval. If approved, the Change Control Request Form is then sent to the Genuity Contract Manager for execution.

         Production Change Control

         Genuity will continue to provide the existing Genuity Change Management process to plan, communicate, coordinate, schedule, and review all changes to the production and development environments. This process includes a change control board, which reviews changes to the system, especially those, which require downtime for the system. The process adhered to must be consistent with, and maintain the standards as outlined in the document "Change Control Policies and Procedures, Version 1.3, dated August 17, 1998.

         The scope of the CM process encompasses the comprehensive management of all change activity within the end-to-end infrastructure of the production environments. This is to include changes to:

         .     Systems (Hardware, Software)
         .     Data
         .     Processing sites
         .     Networks
         .     Work centers
         .     Computing hardware
         .     All supporting infrastructure

         Prior to moving forward all changes to the production environment require a scheduled CMR review and approval by the CCB. CMRs (Change Management Reports) are created by Genuity and reviewed based on the established criteria. The Change Control Board represents all functional areas of Genuity; this group meets weekly to discuss all change management requests (CMRs). The Board allows for participation by agreed upon representative of GTO. GTO will have approval authority on changes which affect GTO's production environment.

1.94     GTO Contacts

         Program Manager:
         Title:
         Name:         GTO
         Company:
         Telephone:
         Fax:

1.95     Genuity Contacts

         Account Manager:
         Title:
         Name:
         Company:        Genuity Inc. - Commercial Services
         Telephone:
         Fax:

         Contract Manager:
         Title:
         Name:
         Company:        Genuity Inc. - Commercial Services
         Telephone:
         Fax:


2.0      Service Levels

         Genuity will perform the services requested in the Statement Of Work with the intention of meeting the service level objectives outlined below. Genuity will provide monthly reporting against each service level to the GTO Program Manager. Each service level will have a target range of performance. These terms are defined as follows:

               Goal      - Grade of service that Genuity will be striving for
               Target    - Grade of service that will be minimally acceptable
               Baseline  - Grade of service that will require investigation, an action plan and improvement to at least the target level.

         In addition, Severity Levels are used to measure the criticality of trouble tickets, which are created as a result of problems associated with operations. These severity levels are defined as follows:

               Severity Level 0 - Problems which cause critical
                                  impact to business functions of multiple customers. Justifies immediate attention and dedicated resources applying continuous efforts to resolve ASAP.
               Severity Level 1 - Problems which cause critical
                                  impact to the business function(s) of a
                                  single customer. Justifies management
                                  attention and dedicated resources applying continuous efforts to resolve ASAP.
               Severity Level 2 - Problems causing degradation of
                                  service resulting in impact to business
                                  function or customer. Impact justifies
                                  priority attention and application of
                                  resources to resolve in a timely manner.
               Severity Level 3 - Problems causing low impact to
                                  the business function(s) and customer(s).
                                  Requires timely resolution to minimize
                                  future impacts. Resources should be
                                  allocated in accordance with normal
                                  managerial planning and prioritization.


         The SLA is considered met if GTO is notified that the Genuity has begun problem identification and is working towards resolution based on the following criteria:

               Severity 0 events - within one business hour
               Severity 1 events - within one business hour
               Severity 2 events - within 8 business hours
               Severity 3 events - within 3 business days.

         If Genuity performance falls to the baseline more than two (2) consecutive months or two months in the previous six (6) months, then Genuity will conduct an investigation into cause of the service problem and present the GTO Program Manager with an action plan within thirty
         (30) days that corrects the performance to the target level within sixty (60) days after the plan is presented and agreed to.


2.1      System and Network Availability

         2.11     System/On-line Availability

         System availability is defined as the accessibility of the hardware and system software residing at the Genuity facility. The system is considered available if a customer authorized user can access it in order to carry out the desired business function.

         An unscheduled outage is defined as any period of time in which the system is unavailable during scheduled operational hours. Genuity will endeavor to make the computer processing capability available for use by GTO twenty-four (24) hours per day, seven (7) per week, except for the time necessary to perform preventative maintenance and operating system upgrades. The time periods for preventative maintenance and operating system upgrades will be communicated in advance to GTO, and mutually negotiated if such time interferes with Genuity's ability to meet GTO commitments, or, if GTO requires system availability at that time

         It is expected that Genuity will make every effort to meet the following performance standards for both system availability and on-line availability. The percentage of scheduled time the system is available will be tracked. The goal, target, and baseline for performance reporting have been set as indicated below.

         -------------------------------------------------------------------
         Service Description   Service Level  Service Level  Service Level
                               Baseline       Target         Goal
         ===================================================================

         System Availability        98.4%      98.5 - 98.9%   99.5 - 100%
         -------------------------------------------------------------------

         Exceptions to the above measures are as follows:
          . Downtime caused by customer will not be reflected in the downtime status
          . Any application or database-related problems, not caused by Genuity, will not be reflected in the downtime statistics.

         2.12   Network Availability

         Network availability is defined as the accessibility of the network that provides connectivity between the customer location and the Genuity facility. The network is considered available if it can be utilized for the purpose of carrying out desired business functions. An unscheduled outage is defined as any period of time in which the network is unavailable during scheduled operational hours. The percentage of scheduled time the network is available will be tracked. The measure of performance is a composite percentage.

         Dial backup or other network measures in the event of a failure of the primary network provision does not constitute an outage. Degradation of network service during the use of a backup network solution does not constitute an outage.

         VANTIVE Help Desk problem records will be created for all network outages and scheduled maintenance and will be used to compute actual network availability.

         Genuity will endeavor to make the telecommunications network capability, for which it is responsible, available for use by GTO twenty-four (24) hours per day, seven (7) per week.

         It is expected that Genuity will make every effort to meet the following performance standards for both system availability and on-line availability. The goal, target, and baseline for performance reporting have been set as indicated below.

         ----------------------------------------------------------------------
         Network Description   Service Level  Service Level   Service Level
                               Baseline       Target          Goal
         ======================================================================

         Network Availability       99.0%      99.1- 99.4%     99.5 - 100%
         ----------------------------------------------------------------------

         Exceptions to the above measurements are as follows:
           . Downtime caused by customer will not be reflected in the downtime statistics
           . Any application or database-related problem, not caused by Genuity, will not be reflected in the downtime statistics
           . Pre-approved maintenance windows will not be reflected in the downtime statistics

2.2      Server Hardware / Operating System Service Restoration

         Server Hardware / Operating Service restoration is defined as the time required to resolve problems and restore service with the devices or the system software. Problems may be identified through system monitoring or user notification. The measure of performance is the average time required to resolve related problems.

         VANTIVE Help Desk problem records are created for all hardware and system software problems and will be used to compute resolution time.

         ---------------------------------------------------------------------------------------------------
                                              Service Level         Service Level          Service Level
         Hardware / Operating System          Baseline              Target                 Goal
         Service Restoration
         ===================================================================================================
         Critical Hardware Service              * 4 hours            4 hours               ** 4 hours
         Restoration Severity 0
         ---------------------------------------------------------------------------------------------------
         Critical Hardware Service              * 8 business         8 business            ** 8 business
         Restoration Severity 1                     hours              hours                     hours
         ---------------------------------------------------------------------------------------------------
         Critical Non-Hardware Service          * 8 business         8 business            ** 8 business
         Restoration (Severity 2, 3)                hours              hours                     hours
         ---------------------------------------------------------------------------------------------------
         Non-critical Trouble Isolation         * 6 business         8 business            ** 8 business
                                                    hours              hours                     hours
         ---------------------------------------------------------------------------------------------------
         Non-critical Service Restoration       * 8 business         8 business            ** 8 business
                                                    hours              hours                     hours
         ---------------------------------------------------------------------------------------------------

           *  greater than
          **  less than

         NOTE: Established Support Hours = 8:00am - 5:00pm EST Emergency on-call server support is provided 24 x 7 x 365.

         For a critical hardware problem, the target is considered met if GTO is notified that the hardware vendor has begun problem identification and resolution within four (4) hours.

         Additionally, status updates will be provided to the customer technical focal point. Frequency of updates will be agreed to during initial technical bridge call, and will continue until the problem is resolved.

2.3      Network Problem Resolution

         Network problem resolution is defined as the time required to resolve problems or faults with the network circuits / devices. Problems may be identified through monitoring or user notification. If a problem or nonconformity arises with the performance of the network, Genuity will determine the root cause and initiate a change or repair.

         The types of problems and non-conformities that can arise will be classified as either a critical or non-critical. For a critical network problem, the target will be considered met if the customer is notified of the event and Genuity or the network vendor has begun identification and is working towards resolution within the four (4) hour window.

         Dial backup or other network measures in the event of a failure of the primary network provision does not constitute an outage. Degradation of network service during the use of a backup network solution does not constitute an outage.

         The expected response time for these is listed below as well as the baseline/target/goal for performance reporting.

         -------------------------------------------------------------------------------------------------------
         Network Problem Resolution                  Service Level       Service Level          Service Level
                                                     Baseline            Target                 Goal
         =======================================================================================================
         Critical Network Service                     * 4 hours            4 hours             **  4 hours
         Restoration
         -------------------------------------------------------------------------------------------------------
         Non-critical Trouble Isolation               * 8 business         6 business          **  6 business
                                                          hours              hours                   hours
         -------------------------------------------------------------------------------------------------------
         Non-critical Service Restoration             * 8 business         8 business          **  6 business
                                                          hours              hours                   hours
         -------------------------------------------------------------------------------------------------------

          *   greater than
          **  less than

         NOTE: Established Support Hours = 8am to 5:00pm EST.
               Emergency on-call network support is available 24 x 7 x 365

         Additionally, status updates will be provided to the customer technical focal point. The frequency or the updates will be agreed to during the initial notification call, and will continue until the problem is resolved.

2.4      Change Requests and Requests for Special Processing

2.41     System Administration Turnaround Time

         System administration turnaround time is defined as the time required to successfully complete an administrative task once an approved request has been received. The measure of performance is the average time required to complete system turnaround tasks. VANTIVE Help Desk Change Management Request (CMR) will be created for all system administration requests and will be used to compute turnaround time.

         --------------------------------------------------------------------------------------
         Service Description             Service Level     Service Level      Service Level
                                         Baseline          Target             Goal
         ======================================================================================
         System Administration
         Turnaround Time                    3 day              2 day           *  2 day
         --------------------------------------------------------------------------------------

           *  less than

         Genuity will process routine change requests to the solution configuration as requested by the customer. Each request will be sent directly from the customer to Genuity. Genuity will endeavor to complete the change by the requested due date.

2.5      End User/Desktop Support

         NOTE: Times listed are response times ONLY (except Standard Service Request Completion Target)

         -------------------------------------------------------------------------------------------------
         Service Description                   Service Level       Service Level        Service Level Goal
                                               Baseline            Target
         =================================================================================================
             Severity Level 0
             Trouble Ticket                      * 1 hour              30 min               ** 30 min
         -----------------------------------------------------------------------------------------------
             Severity Level 1
             Trouble Ticket                      * 2 hours             1 hour               ** 1 hour
         -----------------------------------------------------------------------------------------------
             Severity Level 2
             Trouble Ticket                      * 4 hours             2 hours              ** 2 hours
         -----------------------------------------------------------------------------------------------
             Severity Level 3
             Trouble Ticket                     * 5 business       3 business days        ** 3 business
                                                   days                                        days
         -----------------------------------------------------------------------------------------------
             Standard Service Requests
             Initial Response                  * 2 business        1 business day         ** 1 business
                                                   days                                        day
         -----------------------------------------------------------------------------------------------
             Standard Service Requests
             Completion                        * 5 business         5 business            ** 5 business
                                                   days               days                     days
         -----------------------------------------------------------------------------------------------
             Non-Routine Service                                    Negotiated
             Requests                                                 between
                                                                    Genuity and
                                                                       GTO
         -----------------------------------------------------------------------------------------------

           *  greater than
          **  less than

         Note: This SLA does not apply to the Tech Refresh Program. The Tech Refresh Program has a 30-business day SLA.

2.6      Voice Services and Support

         NOTE: Times listed are response times ONLY (except Standard Service
               Request Completion Target)

         -----------------------------------------------------------------------------------------------------
         Service Description                   Service Level        Service Level           Service Level
                                               Baseline             Target                  Goal
         =====================================================================================================
             Severity Level 0
             Trouble Ticket                     * 1 hour             30 min                 ** 30 min
         -----------------------------------------------------------------------------------------------------
             Severity Level 1
             Trouble Ticket                     * 2 hours             1 hour                **  1 hour
         -----------------------------------------------------------------------------------------------------
             Severity Level 2
             Trouble Ticket                     * 4 hours             2 hours               **  2 hours
         -----------------------------------------------------------------------------------------------------
             Severity Level 3
             Trouble Ticket                     * 5 business       3 business days          **  3 business days
                                                    days
         -----------------------------------------------------------------------------------------------------
             Standard Service Requests
             Initial Response                   * 2 business         1 business day         ** 1 business day
                                                   days
         -----------------------------------------------------------------------------------------------------
             Standard Service Requests
             Completion                         * 5 business        5 business days         ** 5 business days
                                                   days
         -----------------------------------------------------------------------------------------------------
             Non-Routine Service                                  Negotiated between
             Requests                                               Genuity and GTO
         -----------------------------------------------------------------------------------------------------

           *  greater than
          **  less than

2.7      Server Operations & Network Support

         NOTE: Times listed are response times ONLY (except Standard Service
               Request Completion Target)

         -----------------------------------------------------------------------------------------------
         Service Description                     Service Level    Service Level      Service Level Goal
                                                 Baseline         Target
         ===============================================================================================
             Severity Level 0
             Trouble Ticket                        * 1 hour            30 min         ** 30 min
         -----------------------------------------------------------------------------------------------
             Severity Level 1
             Trouble Ticket                        * 2 hours           1 hour         ** 1 hour
         -----------------------------------------------------------------------------------------------
             Severity Level 2
             Trouble Ticket                        * 4 hours           2 hours        ** 2 hours
         -----------------------------------------------------------------------------------------------
             Severity Level 3
             Trouble Ticket                       * 5 business       3 business           3 business
                                                      days             days                 days
         -----------------------------------------------------------------------------------------------
             Standard Service Requests
             Initial Response                     * 2 business     1 business day     ** 1 business
                                                      days                                   day
         -----------------------------------------------------------------------------------------------
             Standard Service Requests
             Completion                           * 5 business       5 business       ** 5 business
                                                       days             days                  days
         ------------------------------------------------------------------------------------------------
             Non-Routine Service                                      Negotiated
             Requests                                              between Genuity
                                                                       and GTO
         -----------------------------------------------------------------------------------------------

           *  greater than
          **  less than

3.0      APPROVALS

IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.


     GTE Service Corporation                 Genuity Solutions Inc.


     By - Signature                          By - Signature


     Printed Name                            Printed Name


     Title                                   Title


     Date                                    Date

Attachment A - Change Request Form

                                 GENUITY INC.
                    STATEMENT OF WORK - CHANGE REQUEST FORM

Date:                                                       Page 1 of:

Change Request Number: ________(To be completed by Genuity Vendor Management)

Originating Organization: ____________

Statement of Work Number: __________    Statement of Work Effective Date:______


Phase 1 - Completed by Customer
--------------------------------------------------------------------------------
Description of Change:
(The description must identify all Sections and Attachments to the SOW affected by this change and describe the modifications for each. Use additional pages as needed.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)

All other terms and conditions of the Statement of Work, Service Level Agreement, and Internal Supplier Agreement or Master Agreement shall remain unchanged and in full force and effect. Upon final execution, this Change Request Form shall become an Amendment to the above-identified Statement of Work for all changes noted above.

Request Form Completed  By: _____________   Date: _____________

--------------------------------------------------------------------------------


Phase 2 - Completed by Genuity
--------------------------------------------------------------------------------

The above requested Change (does/does not) impact the hours, price, schedule, or terms and conditions of the SOW, and (does/does not) increase Commercial Service's cost. Any SOW impacts are listed below


Cost/Price Impact:
(Identify all hours/cost/price changes to the Project and Development/Implementation Plan.)

Schedule Impact:
(Identify all schedule changes for any phase/milestone/deliverable in the Project and Development/Implementation Schedule.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)


Phase 2 Evaluation Completed By: _______________        Date:  ___________
--------------------------------------------------------------------------------

Phase 2 Acceptance by Customer
--------------------------------------------------------------------------------

Customer Program Manager Approval: ______________ Date: ______________
--------------------------------------------------------------------------------

Genuity Approval:
--------------------------------------------------------------------------------

Authorized: _________________    Date: _____________   Account Manager


Authorized: _________________    Date: _____________   Contract Manager


Authorized: _________________    Date: _____________   VP/GM
--------------------------------------------------------------------------------
                              End of Attachment A

Attachment C - Pricing Details
  (Details not Included in this document)





                              END of ATTACHMENT C

Attachment D - Inventory Lists
    (Inventories not included)



D1:  Desktop Assets

D2:  Printer Assets

D3:  Cambridge/Burlington Network Assets Inventory

D4:  Cambridge/Burlington Telecom Assets Inventory

D5:  Remote Sites Assets Inventory (Printer, Network, and Voice)



                              End of Attachment D

            Statement of Work for Genuity providing service to GTO:
        Information Technology - Business Application Support Services

1.0  Scope

1.1  Introduction

     This Statement of Work (SOW) is appended to the Agreement for IT Transition Services dated __________ by and between Genuity Solutions Inc. ("Genuity") and GTE Service Corporation and its affiliates and shall be governed by the terms and conditions thereof. The services described herein shall be provided by Genuity for a period of the earlier of one year from the Effective Date of the IT Transition Services Agreement or the date of completion of the work. This Statement of Work may not be renewed.

1.2  Executive Summary

     Genuity will not have completed the physical separation of applications enabling the GTE Technology Organization to be self-sufficient and to perform business as usual by the merger date. GTE Technology Organization has maintained that, in order to continue its regular business operations, they will need business application support services provided by the Genuity Information Technology organization in Cambridge, MA. During the transition period, physical separation activities will be completed to enable the GTE Technology Organization to support itself on its own applications and infrastructure, owned and maintained by them, as well as put in place their own support staff. These services will be provided by Genuity for a period of the earlier of one year from the date of execution of the IT Transition Services Agreement or the date of completion of physical separation of applications and trained support staff.

1.3  Scope of Work

     1.3.1  General Services and Support
            ----------------------------

     Support and maintenance services are being purchased from Genuity to provide application support services to GTO for the following applications:

--------------------------------------------------------------------------------------------------------------------
    Application                                         Application Description
--------------------------------------------------------------------------------------------------------------------
 Oracle Financials  Genuity/GTO uses Oracle accounting software to perform most of its financial-related tasks.
    -       OE      On 10/1/99 Genuity/GTO converted to SAP Financials, Oracle Financials will available for 1
    -       AP      year for on-line inquiry.  Purchasing is still used for data entry until all users are
    -      G/L      converted.
    -       FA
    -      INV
    -      A/R
    -       PO

----------------------------------------------------------------------------------------------------
  HR Database       This application provides a translation from SSN to BBN employee id
----------------------------------------------------------------------------------------------------
Vantive (Cambridge) The Vantive Module processes the calls of internal customers. Support calls come in and are entered as a new Ticket, or re-opened if there is an existing Ticket.
----------------------------------------------------------------------------------------------------
        Iweb        The Genuity Corporate IWeb is an internal intranet site
                    allowing employees to access information about the company.
                    The application is a Lotus Notes/Domino web based
                    application. Established enterprise wide.
----------------------------------------------------------------------------------------------------
       PRISM        The PRISM (Project Information System) system is used to
                    track costs/funding for government or commercial contracts within the GTE organization. PRISM has two primary
                    functions: (1) rating, and (2) job cost accumulation.
                    General server support is outsourced to Genuity while
                    application support is provided through GTO.
----------------------------------------------------------------------------------------------------
        ETR         ETR is the enterprise-wide electronic time recording and
                    reporting application. General server support is outsourced to Genuity while application support is provided through
                    GTO.
----------------------------------------------------------------------------------------------------
       BRIO         Brio provides a suite of business intelligence tools
                    (collectively known as Brio Enterprise) that lets you create and distribute reports. Brio enables you to run queries
                    against one or more data sources and view the information
                    directly or export. General server support is outsourced to
                    Genuity while application support is provided through GTO.
----------------------------------------------------------------------------------------------------
    Vista Plus      Vista Plus lets you view PRISM and ETR reports on line
                    without the need for printed and manually distributed
                    reports. Vista Plus displays reports just as they appear on paper, complete with graphics. General server support is
                    outsourced to Genuity while application support is provided through GTO.
----------------------------------------------------------------------------------------------------
   Hyperion Pillar  Hyperion is a budgeting and forecasting software package that enables financial analysts to develop their budgets.
----------------------------------------------------------------------------------------------------
      Cimpal        Cimpal is a customized product from Cimpac Inc. Cimpal is an order processing software package. It will be used to handle orders for Cybertrust. General server support is outsourced to Genuity while application support is provided through
                    GTO.
----------------------------------------------------------------------------------------------------
        CTS         CTS (Circuit Tracking System) tracks circuits which have
                    been leased from 3rd parties. GTO has a small number of
                    circuits (18) being tracked in that system.
----------------------------------------------------------------------------------------------------

 The support level for these applications is indicated in the following table:

--------------------------------------------------------------------------------
Application                  Type of Support                        Comments
--------------------------------------------------------------------------------
Oracle Financials            Complete application support.
  OE
  A/P
  G/L
  FA
  INV
  A/R
  Purchasing
--------------------------------------------------------------------------------
HR Database                  Complete application support.
--------------------------------------------------------------------------------
Vantive Helpdesk             Complete application support.
--------------------------------------------------------------------------------
IWEB                         Complete application support.
--------------------------------------------------------------------------------
CTS                          Complete application support.
--------------------------------------------------------------------------------
Prism                        Database support only.
--------------------------------------------------------------------------------
ETR                          Database support only.
--------------------------------------------------------------------------------
BRIO                         Complete application support.
--------------------------------------------------------------------------------
Vista Plus                   Database support only.
--------------------------------------------------------------------------------
Hyperion Pillar              No support.
--------------------------------------------------------------------------------
Cimpal                       Database support only.
--------------------------------------------------------------------------------

     Where -Complete Application Support- and -Database Support Only- are defined separately below.

     Scope of Work is as-performed as of March 31, 2000 and is limited to the current operations environment.

     1.3.2  Complete Application Support
            ----------------------------

     Support and maintenance services are being purchased from Genuity to provide services for GTO, which includes:

          .   Perform daily operational activities to ensure that production activities are performed and controlled as required.
          .   Detect and correct faults within the environment.
          .   Communicate application outages to customers in a timely manner.
          .   Provide infrastructure and/or systems support and install vendor upgrades.
          .   Respond to and resolve Incident Reports per terms of the service levels.
          .   Prepare, install, and certify system software releases.
          .   Perform problem analysis and resolution
          .   Perform User ID administration in accordance with customer requirements.
          .   Implement new servers as requested by GTO through a statement of work.
          .   Perform Vendor management to prioritize events and provide information so the vendor can develop code fixes in a timely manner.
          .   Document technical and operational designs, plans and ongoing support processes.
          .   Provide requested periodic reporting of effort and/or performance against service levels.
          .   Attend quarterly performance review meetings to present
             performance against service level agreement and review account status.

     Genuity is responsible for the support of application software listed in the statement of work.

     Support Skill sets include:
             .  Application software support
             .  Oracle Database administration

     1.3.3  Database Administration Only
            ----------------------------

     Support and maintenance services are being purchased from Genuity to provide services for GTO, which includes:

         .  Database administration of Oracle database used by GTO application.

     Genuity is responsible for the support of all database instances listed in the statement of work. GTO is responsible for the support of the actual business applications in this category.

         Support Skill sets include:
            .  Oracle Database administration

     1.3.4  Problem Reporting
            -----------------

     All problems will be reported to the Cambridge Genuity Help Desk. The Cambridge Genuity Help Desk will log and track problems using Vantive. Problems not reported through Cambridge may not be logged and tracked properly and will not be subject to service restoration or availability targets.

     In the event of an unscheduled application or database outage of a service provided in this Statement of Work, notification to GTO will be performed according to customer escalation procedures. Genuity will provide to GTO information regarding the nature, scope, expected duration and steps to be taken to resolve the outage.

1.4  Genuity Responsibilities

     Routine Services
     ----------------
     Genuity responsibilities have been documented in Section 1.4 - Scope of Work, of this document.

     Non-Routine Services
     --------------------
     Project based activity and functional enhancements requested by GTO, other than specifically noted in this document, are excluded from this agreement and would be performed under a separate contract.


1.5  Reporting Requirements

     The reporting requirements described below are met by the Computing Infrastructure Outsourcing Services Statement of Work. Reporting of application performance and performance of Genuity in this Statement of Work are included therein.

     Performance Reporting
     ---------------------
     The performance reporting will be prepared and reviewed monthly and will consist of a package of reports used for planning and for monitoring the overall effectiveness and capacity of the network, hardware and operating software. This reporting will be provided for each solution configuration that is supported for this customer.

 The following system availability reports will be provided to GTO by Genuity:

     --------------------------------------------------------------------
      Report Content System(s) Impacted                  Frequency
     --------------------------------------------------------------------
      Hours and outage by month & YTD                    Monthly
      Causes of outage
      Hours by cause
      Outages exceeding 1 hour explanation
      Repeat outages
      Root cause information
     --------------------------------------------------------------------

               Help Desk Response Time Metrics

               The following response time reports will be provided to GTO by
               Genuity:

           ---------------------------------------------------------------------
               Report Content System(s) Impacted                     Frequency
           ---------------------------------------------------------------------
               Problem reports and service requests by month & YTD   Monthly
               serviced by Genuity

               Response times and resolution times by event severity
               level.
           ---------------------------------------------------------------------

     Service Level Performance
     -------------------------
     Genuity will monitor, measure and report on their performance against the service levels listed below.

     ---------------------------------------------------------------------------

                    Report Content                      By Month   Year To Date

     ===========================================================================

      Application Availability                              X          X
     ---------------------------------------------------------------------------
      Average resolution time for Severity 0 events.        X          X
     ---------------------------------------------------------------------------
      Average resolution time for Severity 1 events.        X          X
     ---------------------------------------------------------------------------
      Average resolution time for Severity 2 events.        X          X
     ---------------------------------------------------------------------------
      Average resolution time for Severity 3 events.        X          X
     ---------------------------------------------------------------------------


     The SLA is considered met if GTO is notified that the Genuity has begun problem identification and is working towards resolution according to the following parameter:

     Severity 0 events - within one business hour
     Severity 1 events - within one business hour
     Severity 2 events - within 8 business hours
     Severity 3 events - within 3 business days

       Scheduled  Maintenance
       ----------------------
       Time frames for a scheduled maintenance window are as follows:

       .   Non-Disruptive Maintenance Window
           - Consistent with current timings and frequencies for hot backups, exports, etc
       .   Disruptive Maintenance Window
           -    Consistent with current timings and frequencies
           - Cold backups of GTO Server files may be performed. Disruptive activities (such as code installs) may be performed. Existing change management processes and notifications must be adhered to.

       System unavailability during this period will not be considered an outage or charged against the system availability target. A Genuity Change Request will be discussed and coordinated with GTO if maintenance is required outside the scheduled maintenance window and be coordinated by the AMC.

       Additional maintenance will be negotiated with Genuity on an as needed basis. If GTO concurs with the time frame(s) requested, it will not be considered an outage.

       Service Provider Management Review Meetings - Quarterly
       -------------------------------------------------------
       Genuity will attend planned Service Provider Management Review meetings with GTO quarterly. The primary purpose of these meetings will be to discuss:

       . Response/Coverage: Relative to application down time, resource availability, or general coverage.
       . Follow-through: Relative to what is being done about lingering open problems.
       . Critical Solution: Existing or potential services that may impact Genuity service.
       . Service Provider Assessment: What GTO can do to help Genuity better serve GTO.
       .   General comments and/or questions.
       .   Schedule next meeting.


1.5.1  Service Requests

       Routine processor and network related service requests will be submitted to the IT Help Desk via written or electronic correspondence. If there is a question of whether a request is routine, or non-routine, it will be processed as a non-routine request until otherwise determined. Routine service requests will be documented and a log will be kept noting the:

           .   Person making the request
           .   Date request was made
           .   Description of request
           .   Date request was completed

       Routine service requests will be processed as agreed upon by all parties using the matrix in Section 2.2.

1.5.2  Special Considerations

       Addition Of New Solution Environments
       -------------------------------------
       If there are significant changes in processing requirements or GTO environments, the measurements contained in this Statement Of Work are subject to revision based on mutual agreement of Genuity and GTO. When a new solution configuration environment is added, its performance will be tracked, but not included in the rating mix until the system has been running in production for two (2) months and support documentation has been provided by GTO to Genuity.

1.5.3  Change Control

       Changes to this Statement Of Work can be requested by either GTO or Genuity using the Change Control Request Form in Attachment A. The form is completed by the requesting party and submitted to the corresponding contact in the other organization for evaluation and/or approval. If approved, the Change Control Request Form is then sent to the Genuity Contract Manager for execution.

1.5.4  GTO Contacts

       Program Manager:
       Title:
       Name:         GTO
       Company:
       Telephone:
       Fax:

1.5.5  Genuity Contacts


Account Manager:                         Contract Manager:
Title:                                   Title:
Name:                                    Name:
Company: Genuity - Commercial Services   Company: Genuity - Commercial Services
Telephone:                               Telephone:
Fax:                                     Fax:


1.5.6  Compensation Authorization

       This work will be performed on a time and materials basis at the agreed labor rates. The estimated level of effort for the contract period is 1 FTE. 0.5 FTE will be at the Sr. Developer rate, and 0.5 FTE will be at the Systems Engineer rate. This represents 954 hours each for this period of performance. Thus the total labor estimate is: $89,438 + $107,325 = $196,763.


2.0    Service Levels

       Genuity will perform the services requested in the Statement Of Work with the intention of meeting the service level objectives outlined below. Genuity will provide monthly reporting against each service level to the GTO Program Manager. Each service level will have a target range of performance. These terms are defined as follows:

               Goal       - Grade of service that Genuity will be striving for
               Target     - Grade of service that will be minimally acceptable
               Baseline   - Grade of service that will require investigation, an
                             action plan and improvement to at least the target level.

       In addition, Severity Levels are used to measure the criticality of trouble tickets, which are created as a result of problems associated with operations. These severity levels are defined as follows:

               Severity Level 0 - Problems which cause critical impact to business functions of multiple customers.
                                  Justifies immediate attention and dedicated resources applying continuous efforts to resolve ASAP.
               Severity Level 1 - Problems which cause critical impact to the business function(s) of a single customer.
                                  Justifies management attention and dedicated resources applying continuous efforts to resolve ASAP.
               Severity Level 2 - Problems causing degradation of service resulting in impact to business function or customer. Impact justifies priority attention and application of resources to resolve in a timely manner.
               Severity Level 3 - Problems causing low impact to the business function(s) and customer(s). Requires timely resolution to minimize future impacts. Resources should be allocated in accordance with normal managerial planning and prioritization.

       The SLA is considered met if GTO is notified that the Genuity has begun problem identification and is working towards resolution based on the following criteria:

               Severity 0 events - within one business hour
               Severity 1 events - within one business hour
               Severity 2 events - within 8 business hours
               Severity 3 events - within 3 business days.


       If Genuity performance falls to the baseline more than two (2) consecutive months or two months in the previous six (6) months, then Genuity will conduct an investigation into cause of the service problem and present the GTO Program Manager with an action plan within thirty
       (30) days that corrects the performance to the target level within sixty
       (60) days after the plan is presented and agreed to.

2.1    Application/Database Availability

       Application/Database availability is defined as the accessibility of the application or database residing at the Genuity facility. The system is considered available if a customer authorized user can access it in order to carry out the desired business function.

       An unscheduled outage is defined as any period of time in which the application or database is unavailable during scheduled operational hours. Genuity will endeavor to make the computer processing capability available for use by GTO twenty-four (24) hours per day, seven (7) per week, except for the time necessary to perform preventative maintenance and operating system upgrades. The time periods for preventative maintenance and operating system upgrades will be communicated in advance to GTO, and mutually negotiated if such time interferes with Genuity's ability to meet GTO commitments, or, if GTO requires system availability at that time.

       It is expected that Genuity will make every effort to meet the following performance standards for both system availability and on-line availability. The percentage of scheduled time the system is available will be tracked. The goal, target, and baseline for performance reporting have been set as indicated below.

       -----------------------------------------------------------------------
         Service Description    Service Level    Service Level   Service Level
                                Baseline         Target           Goal
       =======================================================================

         System Availability        98.4%        98.5 - 98.9%     99.5 - 100%
       -----------------------------------------------------------------------

         Exceptions to the above measures are as follows:
             .   Downtime caused by customer will not be reflected in the
                downtime status
             .   Any application or database-related problems, not caused by
                Genuity, will not be reflected in the downtime statistics.

3.0   APPROVALS

IN WITNESS WHEREOF, the parties have executed this Agreement on the date or dates indicated below to be effective as of the date specified above.


GTE Service Corporation                     Genuity Solutions Inc.

Signature:                                  Signature:

Printed Name:                               Printed Name:

Title:                                      Title:

Date:                                       Date:

Attachment A - Change Request Form

                                 Genuity Inc.

                    STATEMENT OF WORK - CHANGE REQUEST FORM


Date:                                                            Page 1 of:

Change Request Number:   _________(To be completed by Genuity Vendor Management)

Originating Organization: ______________________

Statement of Work Number: __________  Statement of Work Effective Date:_________


Phase 1 - Completed by Customer
================================================================================
Description of Change:
(The description must identify all Sections and Attachments to the SOW affected by this change and describe the modifications for each. Use additional pages as needed.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)

All other terms and conditions of the Statement of Work, Service Level Agreement, and Internal Supplier Agreement or Master Agreement shall remain unchanged and in full force and effect. Upon final execution, this Change Request Form shall become an Amendment to the above-identified Statement of Work for all changes noted above.

Request Form Completed  By: ______________________   Date:  __________________

================================================================================

 Phase 2 - Completed by Genuity
================================================================================
The above requested Change (does/does not) impact the hours, price, schedule, or terms and conditions of the SOW, and (does/does not) increase Commercial Service's cost. Any SOW impacts are listed below


Cost/Price Impact:
(Identify all hours/cost/price changes to the Project and Development/Implementation Plan.)

Schedule Impact:
(Identify all schedule changes for any phase/milestone/deliverable in the Project and Development/Implementation Schedule.)

Assumptions:
(Identify all assumptions that have been used in creating the above changes)



Phase 2 Evaluation Completed By: _________________   Date:  ___________

================================================================================


Phase 2 Acceptance by Customer
================================================================================

================================================================================

================================================================================
 Customer Program Manager Approval: _________________________Date: ___________
================================================================================

 Genuity Approval:
================================================================================

Authorized: _____________   Date:  _________________   Account Manager


Authorized: _____________   Date: __________________   Contract Manager


Authorized: _____________   Date: __________________   VP/GM
================================================================================


                              End of Attachment A